UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10267

GPS Funds I

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick R Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2018

Date of reporting period: April 1, 2017 through March 31, 2018

Item 1. Reports to Stockholders.

GuideMark® Funds

GuidePath® Funds

Investment Advisor

AssetMark, Inc.

ANNUAL REPORT

March 31, 2018

GUIDEMARK® LARGE CAP CORE FUND

GUIDEMARK® EMERGING MARKETS FUND

GUIDEMARK® SMALL/MID CAP CORE FUND

GUIDEMARK® WORLD EX-US FUND

GUIDEMARK® CORE FIXED INCOME FUND

GUIDEMARK® TAX-EXEMPT FIXED INCOME FUND

GUIDEMARK® OPPORTUNISTIC FIXED INCOME FUND

GUIDEPATH® GROWTH ALLOCATION FUND

GUIDEPATH® CONSERVATIVE ALLOCATION FUND

GUIDEPATH® TACTICAL ALLOCATION FUND

GUIDEPATH® ABSOLUTE RETURN ALLOCATION FUND

GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND

GUIDEPATH® FLEXIBLE INCOME ALLOCATION FUND

GUIDEPATH® MANAGED FUTURES STRATEGY FUND

May 30, 2018

Dear Shareholder:

Enclosed is the Annual Report for the GuideMark® and GuidePath® Funds covering the period from April 1, 2017 to March 31, 2018.

Market Review

The first 10 months of the 12-month period ended March 31, 2018 were characterized by a solid upward trend, low volatility and several markets reaching all-time highs. The last two months of the reporting period were very different as we saw a significant decline in the equity markets and the return of volatility. The decline in the U.S. Equity Market was the largest seen since the third quarter of 2015, and led to the second negative quarter in the last 5 years. It is important to note, however, that this decline followed what was an extraordinarily long period of positive returns – the longest ever period without a 3% correction and the second longest without a 5% correction.

The S&P 500® Index returned 14.0% for the 12-month period. Small-cap stocks underperformed larger cap stocks over the period as the potential impact of tax reform on companies was considered. Growth-biased stocks were the market leaders, with information technology stocks returning 36.3%.1 The rally seen in technology stocks helped drive momentum indices higher, with the MSCI USA Momentum Index returning 37.2% for the 12-month period. The value indices performed more modestly during the period, with the MSCI USA Value Index returning 9.2% as the interest rate-sensitive sectors of telecom services, real estate and utilities produced negative returns for the 12-month period, with interest rates reaching their highest level in several years over the period.

The international markets fared better over the 12-month period, with emerging markets seeing the strongest returns. The MSCI World ex-USA Index returned 14.5% and the MSCI Emerging Markets Index returned 25.4% for the 12-month period ended March 2018. Foreign currency appreciation was an important contributor to this performance, as international stocks returned only 5.5% in local market terms,2 significantly lagging those of the U.S. as Europe saw signs of slower than expected growth. Emerging market stocks benefitted from more resilient economic and earnings growth along with a rally in commodity prices towards the latter half of the 12-month period.

In fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index returned 1.2% for the 12-month period ended March 2018. Yields on 2-year and 10-year Treasury bonds reached their highest levels since 2008 and 2014 respectively, in the first quarter of 20183, contributing to weaker relative returns and volatility in the bond market.4 However, for the full year, the general flattening of the yield curve and general strength of the U.S. economy resulted in longer term bonds and credit being the best performing sectors of the U.S. bond market.5 International bonds was the best performing sector of the bond market where foreign currency gains versus the U.S. dollar was the driver of returns, adding over 8% to the local returns of the international bond index.6

Fund Review

Looking across the GuideMark® equity funds, all funds outperformed their benchmarks. Momentum was a large driver of returns across these funds given the strong trends seen across all equity markets for most of the period. Quality was another factor that positively contributed to returns while the value factor was a headwind over the full year. Being equally weighted across these factors allowed the funds to benefit from 2 of the 3 factors.

The GuideMark® fixed income funds trailed their respective benchmarks. Shorter duration and an emphasis on long-term relative valuations contributed to the funds’ underperformance. The GuideMark® Opportunistic Fixed Income Fund also faced headwinds from currency positioning, as the fund’s short positions in the euro and yen detracted from the fund’s performance while these currencies appreciated against the U.S. dollar.

The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Absolute Return Fund and GuidePath® Flexible Income Fund each outperformed its respective benchmark, generally as a result of broad diversification, including exposure to international and emerging markets within equities and a bias toward credit within fixed income. The GuidePath® Multi-Asset Income Allocation Fund underperformed its benchmark due to lower exposures to high yield bonds and emerging market bonds in addition to exposure to real estate investment trusts (REITs). The GuidePath® Tactical Allocation Fund underperformed its benchmark due to lower relative equity exposure. Its benchmark, the S&P 500® Daily Risk Control 10% Index, can employ leverage. Given the low volatility environment during 2017, the equity exposure of the index has generally been more than 120% over the past 12-months while the GuidePath® Tactical Allocation Fund’s equity exposure has generally been below 100%.

Looking Ahead

We anticipate continued bouts of market volatility for three reasons, even if the April earnings reports confirm continued growth in corporate earnings.

The first reason is that 2018 is a mid-term election year. Historically, the stock market tends to struggle in the second and third quarters of mid-term election years, as investors try to forecast whether control of the House or Senate will change, creating uncertainty on everything from regulations, to taxes, to spending to trade. It is probably for this reason that mid-term election years generally have the lowest, or close to the lowest, median return for the stock market in the presidential cycle. Historically, however, the market tends to recover in the fourth quarter of mid-term election years, as greater certainty emerges over the likely outcome of the election. While the fiscal stimulus of tax cuts makes 2018 very different from a typical mid-term election year, which is often characterized by fiscal tightening, the uncertainty that accompanies elections generally gives rise to volatility.

The second reason is that we anticipate a multi-year series of interest rate increases into 2020. Before and after each meeting of the Federal Open Market Committee, we expect the market to reflect uncertainty about whether the Federal Reserve (the “Fed”) might move too quickly (potentially slow growth) or too slowly (potentially causing over-inflation and triggering a recession.

[1]	S&P 500® Information Technology Index. Source: Morningstar, as of March 31, 2018

[2]	MSCI World ex-USA Index. Source: Morningstar, as of March 31, 2018

[3]	U.S. Treasury, Source: Morningstar, as of March 31, 2018

[4]	Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays Multiverse Index. Source: Morningstar, as of March 31, 2018

[5]	Bloomberg Barclays Long U.S. Treasury Index, Bloomberg Barclays U.S. Corporate Bond Index, Bloomberg Barclays U.S. Corporate High Yield Index. Source: Morningstar, as of March 31, 2018

[6]	Bloomberg Barclays Global Aggregate ex-USD Bond Index. Source: Morningstar, as of March 31, 2018

Finally, the potential for an escalating or broadening trade war, concerns about potential geopolitical conflict, and unanticipated or inadequately-specified policy statements by officials are likely to generate sporadic uncertainty for investors.

While it can be a challenge to maintain investment discipline during periods of market apprehension, it is important to remember that 2017 was a remarkable period of consistently positive returns month after month. More typically, investing involves alternating periods of gains and losses. While we don’t believe the bull market is over yet, volatility has returned to more typical levels. We expect the market environment to remain positive in the intermediate term (primarily due to the ongoing impact of tax cuts), but stocks may nevertheless drift lower in the near term before coming back. Diversification across asset classes, regions, and strategies remains the best, albeit imperfect, way for investors to stay disciplined in order to realize the benefits of a long-term investment strategy.

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including the funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President of the Funds

Important Information

All index returns are sourced from Morningstar. It is not possible to make an investment in any index.

Past performance is no guarantee of future results.

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

The prospectus includes additional information about the mutual funds regarding investment objectives, risk factors, fees and charges as well as other important information that should be carefully read and considered before investing. You may obtain a prospectus by contacting your registered representative.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission. Principal Underwriter GuideMark® and GuidePath® Funds: AssetMark Brokerage™, LLC, a member of the Financial Industry Regulatory Authority, is an affiliate of AssetMark, Inc. and shares its address. ©2018 AssetMark, Inc. All rights reserved.

Investment Terms

Valuation is the process of determining the value of an asset or company.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Index Definitions

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities. All securities contained in the Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

Bloomberg Barclays Long U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

Bloomberg Barclays Multiverse Index provides a broad-based measure of the global fixed income bond market and captures investment grade and high yield securities in all eligible securities.

Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Bloomberg Barclays Global Aggregate ex-USD Bond Index is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers, excluding the U.S.

MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets.

MSCI USA Momentum Index captures large and mid-cap stocks of the U.S. market. It is designed to reflect the performance of an equity momentum strategy.

MSCI USA Value Index captures large and mid-cap U.S. securities exhibiting overall value style characteristics. These characteristics are: book value to price, 12-month forward earnings to price and dividend yield.

MSCI World ex-USA Index captures large and mid-cap representation across 22 of 23 developed markets countries, excluding the U.S.

S&P 500® Daily Risk Control 10% Index relies on existing S&P 500 methodology and overlays mathematical algorithms to control the index risk profiles at specific volatility targets.

S&P 500® Index focuses on the large-cap segment of the U.S. equity market. It includes 500 leading companies in leading industries of the U.S. economy, capturing approximately 75% coverage of U.S. equities.

S&P 500® Information Technology Index comprises those companies included in the S&P 500® Index that are classified as members of the GICS® information technology sector.

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2008. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® INDEX – The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. As of May 12, 2017, the market capitalization of the companies in the Russell 1000® Index ranged from $2.4 billion to $813.9 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Large Cap Core Fund
Service Shares	14.53%	11.79%	8.26%	4.52%
Institutional Shares	15.10%	12.44%	N/A	10.23%
Russell 1000® Index	13.98%	13.17%	9.61%	7.07	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 1000® Index is from the inception date of the Service Shares. The Russell 1000® Index return from the inception date of the Institutional Shares is 12.24%.

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2018, the Fund’s Service Shares returned 14.5%, outperforming the Russell 1000 Index at 14.0%.

•	A diversified approach to factor investing was generally effective during the period. Stocks with momentum and higher quality characteristics generally outperformed the broad market.

•	The momentum and quality factors contributed positively to performance and offset the negative contribution from the Fund’s exposure to the value factor.

•

The Fund benefited from an underweight exposure to the real estate and energy sectors, driven by weaker momentum and quality characteristics within these sectors. Security selection within consumer discretionary was a drag on returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	3.86
2	Apple, Inc.	2.93
3	Microsoft Corp.	2.38
4	Amazon.com, Inc.	1.90
5	Facebook, Inc. – Class A	1.33
6	JPMorgan Chase & Co.	1.23
7	Berkshire Hathaway, Inc. – Class B	1.21
8	Johnson & Johnson	1.21
9	Alphabet, Inc. – Class C	1.01
10	Alphabet, Inc. – Class A	1.00

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2008. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI EMERGING MARKETS INDEX – The MSCI Emerging Markets Index measures the equity market performance of global emerging markets. As of July 31, 2017 the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Emerging Markets Fund
Service Shares	26.37%	13.42%	7.06%	5.70%
Institutional Shares(2)	24.52%	13.61%	N/A	11.96%
MSCI Emerging Markets Index	25.37%	5.37%	3.36%	10.92	%(3)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

During the period August 3, 2017 through September 25, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 25, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

(3)

The return shown for the MSCI Emerging Markets Index is from the inception date of the Service Shares. The MSCI Emerging Markets Index return from the inception date of the Institutional Shares is 2.40%.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2018, the Fund’s Service Shares returned 26.4%, outperforming the MSCI Emerging Markets Index at 25.4%.

•	A diversified approach to factor investing was generally effective during the period. Stocks with momentum and higher quality characteristics generally outperformed the broad market.

•	The momentum and quality factors contributed positively to performance and offset the negative contribution from the Fund’s exposure to the value factor.

•

Driven by momentum, security selection in China was a significant positive contributor, along with security selection in the consumer discretionary and real estate sectors. Security selection within telecommunications was a drag on returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI India ETF	7.52
2	Tencent Holdings Ltd.	5.48
3	Samsung Electronics Co., Ltd.	4.06
4	iShares Core MSCI Emerging Markets ETF	3.86
5	Alibaba Group Holding, Ltd. – ADR	3.63
6	Taiwan Semiconductor Manufacturing Co., Ltd.	3.49
7	China Construction Bank Corp. – Series H	1.36
8	Naspers Ltd. – N Shares	1.27
9	Itau Unibanco Holding SA – Preference Shares	1.00
10	Industrial & Commercial bank of China, Ltd. – Series H	0.98

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2008. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – The Russell 2500TM Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. As of May 12, 2017, the market capitalization of the companies in the Russell 2500TM Index ranged from $144 million to $10.6 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Small/Mid Cap Core Fund
Service Shares	12.45%	10.43%	9.29%	7.48%
Russell 2500TM Index	12.31%	11.55%	10.28%	8.99%

(1)	Inception date is 6/29/01.

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2018, the Fund’s Service Shares returned 12.5%, outperforming the Russell 2500 Index at 12.3%.

•	A diversified approach to factor investing was generally effective during the period. Stocks with momentum and higher quality characteristics generally outperformed the broad market.

•	The momentum and quality factors contributed positively to performance and offset the negative contribution from the Fund’s exposure to the value factor.

•

The Fund benefited from an underweight exposure to the real estate and energy sectors, driven by weaker momentum and quality characteristics within these sectors. Security selection within consumer discretionary was as a drag on returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Extended Market ETF	3.21
2	ABIOMED, Inc.	0.32
3	ANSYS, Inc.	0.32
4	E*TRADE Financial Corp.	0.28
5	Kohl’s Corp.	0.27
6	MSCI, Inc.	0.25
7	IAC InterActive Corp.	0.25
8	United Therapeutics Corp.	0.25
9	A.O. Smith Corp.	0.25
10	Domino’s Pizza, Inc.	0.24

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2008. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI WORLD EX-US INDEX – The MSCI World ex-US Index measures the equity market performance of developed markets excluding the United States. As of July 31, 2017 the MSCI World ex-US Index consisted of 45 country indices comprising 22 developed market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® World ex-US Fund
Service Shares	16.76%	5.12%	-0.61%	3.07%
Institutional Shares(2)	18.49%	5.93%	N/A	3.44%
MSCI World ex-US Index	14.46%	6.55%	3.10%	6.06	%(3)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

During the period August 3, 2017 through September 5, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 5, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

(3)	The return shown for the MSCI World ex-US Index is from the inception date of the Service Shares. The MSCI World ex-US Index return from the inception date of the Institutional Shares is 4.48%.

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2018, the Fund’s Service Shares returned 16.8%, outperforming the MSCI World ex-US Index at 14.5%.

•	A diversified approach to factor investing was generally effective during the period. Stocks with momentum and higher quality characteristics generally outperformed the broad market.

•	The momentum and quality factors contributed positively to performance and offset the negative contribution from the Fund’s exposure to the value factor.

•

Security selection was a large driver of returns, especially within the consumer staples, consumer discretionary, industrials, and materials sectors. Security selection within the utilities sector was a drag on returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI EAFE ETF	4.01
2	Nestle SA	1.01
3	Royal Mail Plc	0.72
4	HSBC Holdings Plc	0.71
5	Roche Holdings AG	0.66
6	Novartis AG	0.57
7	Deutsche Lufthansa AG	0.54
8	Allianz SE	0.54
9	Royal Bank of Canada	0.52
10	Shiseido Co., Ltd.	0.49

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2008. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Core Fixed Income Fund
Service Shares	0.35%	0.92%	2.98%	3.69%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	3.63%	4.50%

(1)	Inception date is 6/29/01.

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2018, the Fund’s Service Shares returned 0.4%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index at 1.2%.

•	The Fund’s relative duration and yield curve positioning detracted from returns.

•	While maintaining duration within a 20% band to the index, the Fund reduced duration due to geopolitical risk earlier in the period. The shorter duration resulted in a modest lag over the period.

•	An overweight exposure to corporate credit in addition to security selection within credit contributed positively to returns as credit spreads continued to tighten.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Federal National Mortgage Association, Pool #TBA, 3.500%, 04/15/2041	7.62
2	U.S. Treasury Note, 1.625%, 04/30/2023	2.85
3	U.S. Treasury Note, 2.000%, 02/15/2022	2.74
4	U.S. Treasury Bond, 0.375%, 07/15/2027	2.62
5	U.S. Treasury Note, 2.375%, 08/15/2024	2.36
6	Federal Home Loan Mortgage Corp., Pool #TBA, 3.500%, 04/15/2042	2.02
7	U.S. Treasury Bond, 3.125%, 11/15/2041	1.89
8	U.S. Treasury Note, 1.875%, 09/30/2022	1.78
9	U.S. Treasury Bond, 2.500%, 05/15/2046	1.60
10	U.S. Treasury Note, 2.000%, 11/15/2021	1.59

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2008. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS MUNICIPAL BOND INDEX – The Bloomberg Barclays Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Tax-Exempt Fixed Income Fund
Service Shares	2.28%	1.89%	3.55%	3.36%
Bloomberg Barclays Municipal Bond Index	2.66%	2.73%	4.40%	4.57%

(1)	Inception date is 6/29/01.

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2018, the Fund’s Service Shares returned 2.3%, underperforming the Bloomberg Barclays Municipal Bond Index at 2.7%.

•	The Fund’s overweight exposure to AAA rated securities and relative curve positioning detracted from returns.

•	While beneifting from positioning within the 22 year maturities, the underweight exposure to the longest end of the curve was a larger drag on returns.

•

The Fund’s exposure to BBB rated and below investment grade bonds benefited absolute performance as higher yielding bonds outperformed and risk appetite remained strong up until the latter two months of the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Mississippi Business Finance Corp., Series G, Revenue Bond, 1.610%, 11/01/2035	3.59
2	New York Environmental Facilities Corp., Series B, Prerefunded, Revenue Bond, 5.500%, 10/15/2027	2.23
3	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond, 5.500%, 06/01/2022	1.98
4	Wisconsin, Series 2, Unrefunded, GO, 5.000%, 05/01/2025	1.95
5	Buckeye Tobacco Settlement Financial Authority, Series A, Revenue Bond, 5.875%, 06/01/2047	1.95
6	Omaha Public Power District, Series B, Prerefunded, Revenue Bond, 5.000%, 02/01/2027	1.95
7	Fishers Redevelopment District, Prerefunded, Revenue Bond, 5.250%, 07/15/2034	1.91
8	California, GO, 6.500%, 04/01/2033	1.88
9	Virginia College Building Educational Facilities Authority, Revenue Bond, 5.750%, 01/01/2034	1.88
10	Los Angeles Department of Airports, Series A, Revenue Bond, 5.250%, 05/15/2029	1.87

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS MULTIVERSE INDEX – The Bloomberg Barclays Multiverse Index provides a broad-based measure of the global fixed-income bond market, and captures investment grade and high yield securities in all eligible currencies.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuideMark® Opportunistic Fixed Income Fund
Service Shares	1.29%	0.85%	2.02%
Institutional Shares	1.81%	1.32%	2.44%
Bloomberg Barclays Multiverse Index	7.04%	1.69%	2.26	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays Multiverse Index is from the inception date of the Service Shares. The Bloomberg Barclays Multiverse Index return from the inception date of the Institutional Shares is 1.77%.

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2018, the Fund’s Service Shares returned 1.3%, underperforming the Bloomberg Barclays Multiverse Index at 7.0%.

•	Underweight treasury duration coupled with an underweight exposure to corporate credit and select currency positioning were the main detractors to returns.

•	Although select duration exposures in Africa, Indonesia and Brazil contributed to absolute results, the underweight exposure to longer-dated U.S. treasury bonds created a headwind to returns.

•

While underweight exposure to corporate credit was a drag, positions in below-investment grade sovereign credit contributed positively to absolute returns. The Fund’s short exposure to the Euro and the Yen detracted from returns as both appreciated against the U.S. dollar.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Indonesia Treasury Bond, 8.375%, 09/15/2026	3.72
2	Mexican Bonos, 5.000%, 12/11/2019	3.65
3	Mexican Bonos, 4.750%, 06/14/2018	2.88
4	India Government Bond, 8.130%, 09/21/2022	2.59
5	India Government Bond, 8.830%, 11/25/2023	2.19
6	Brazil Letras do Tesouro Nacional, 7.221%, 07/01/2021	2.18
7	Federal National Mortgage Association, Pool #2014-95, 3.000%, 04/25/2041	2.09
8	Federal Home Loan Mortgage Corp., Pool #4062, 3.500%, 06/15/2042	1.85
9	Colombian TES, 7.750%, 09/18/2030	1.72
10	B2Gold Corp., 3.250%, 10/01/2018	1.45

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK AGGRESSIVE INDEX – The S&P® Target Risk Aggressive Index is designed to measure the performance of an investment benchmark strategy which seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation, while also allocating a portion of exposure to fixed income to enhance portfolio efficiency.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Growth Allocation Fund
Service Shares	14.22%	7.27%	5.89%
Institutional Shares	14.90%	7.92%	8.55%
S&P® Target Risk Aggressive Index	13.15%	9.43%	8.53	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Aggressive Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Aggressive Index average annual return from the inception date of the Institutional Shares is 9.95%.

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2018, the Fund’s Service Shares returned 14.2%, outperforming the S&P Target Risk Aggressive Index at 13.2%.

•

Returns benefited from exposure to international and emerging market equities due to increased global growth and foreign currency appreciation. A small, country specific exposure to China boosted gains.

•

Positioning in longer term treasuries also benefited returns as yields rose. Similar to equities, emerging market bonds lifted returns due to improved global growth prospects and foreign currency appreciation.

•	Exposure to U.S. REITs dampened returns due to their sensitivity to interest rates and bond yields moving higher.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard FTSE Developed Markets ETF	23.85
2	Vanguard S&P 500 ETF	23.67
3	iShares Core S&P Small-Cap ETF	11.19
4	Schwab U.S. Large-Cap ETF	11.16
5	iShares Core MSCI Emerging Markets ETF	8.39
6	SPDR S&P China ETF	4.04
7	Vanguard REIT ETF	3.49
8	iShares Core MSCI EAFE ETF	2.90
9	SPDR S&P 600 Small Cap Growth ETF	2.88
10	iShares MSCI Canada ETF	2.66

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK CONSERVATIVE INDEX – The S&P® Target Risk Conservative Index seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Conservative Allocation Fund
Service Shares	6.39%	3.92%	3.78%
Institutional Shares	7.07%	4.55%	5.25%
S&P® Target Risk Conservative Index	6.34%	4.48%	4.70	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Conservative Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Conservative Index average annual return from the inception date of the Institutional Shares is 4.59%.

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2018, the Fund’s Service Shares returned 6.4% marginally outperforming the S&P Target Risk Conservative Index at 6.3%.

•

Returns benefited from exposure to international and emerging market equities due to increased global growth and foreign currency appreciation. A small country specific exposure to China boosted gains.

•

Positioning in longer term credit benefited returns as yields rose. International bonds lifted returns as foreign currencies rose against the U.S. dollar boosting the returns experienced by U.S. investors.

•	Exposure to mortgage backed securities and short-to-intermediate term treasuries dampened returns with the yield curve flattening.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares 7-10 Year Treasury Bond ETF	11.91
2	Vanguard Mortgage-Backed Securities ETF	11.73
3	Vanguard S&P 500 ETF	10.83
4	Vanguard FTSE Developed Markets ETF	9.80
5	iShares 20+ Year Treasury Bond ETF	9.27
6	iShares 1-3 Year Treasury Bond ETF	5.92
7	SPDR Bloomberg Barclays High Yield Bond ETF	5.36
8	iShares Core S&P Small-Cap ETF	5.30
9	iShares Edge MSCI Min Vol USA ETF	4.43
10	SPDR Bloomberg Barclays TIPS ETF	3.58

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® DAILY RISK CONTROL 10% INDEX – The S&P 500® Daily Risk Control 10% Index represents a portfolio of the S&P 500® Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Tactical Allocation Fund
Service Shares	11.14%	4.30%	3.77%
Institutional Shares	11.83%	4.92%	5.73%
S&P 500® Daily Risk Control 10% Index	21.56%	10.67%	8.62	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P 500® Daily Risk Control 10% Index is annualized from the inception date of the Service Shares. The S&P 500® Daily Risk Control 10% Index average annual return from the inception date of the Institutional Shares is 10.88%.

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2018, the Fund’s Service Shares returned 11.1% underperforming the S&P 500 Daily Risk Control 10% Index at 21.6%.

•

Underweight exposure to equities throughout most of the period detracted from returns as the index was levered up to over 120% for most of the period in an effort to maintain a constant level of volatility. The levered position in the index was a large boost to returns during the market rally, while the Fund held under 100% equity exposure.

•	Value-oriented equity positioning hurt returns as the market favored growth companies due to positive global economic trends.

•	When not invested in equities, exposure was taken in TIPS and short-term credit, which created a drag on returns given the strength of longer-term maturities and a mild inflation environment.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	23.99
2	Schwab U.S. Large-Cap ETF	20.42
3	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	10.96
4	Vanguard Growth ETF	10.77
5	PowerShares QQQ Trust Series 1	6.63
6	iShares Core S&P 500 ETF	5.94
7	Vanguard Mid-Cap Growth ETF	4.78
8	SPDR S&P 500 ETF Trust	3.54
9	Technology Select Sector SPDR ETF	3.34
10	Vanguard Value ETF	2.89

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Absolute Return Allocation Fund
Service Shares	1.88%	2.58%	2.40%
Institutional Shares	2.47%	3.21%	3.17%
Citigroup 3-Month Treasury Bill Index	1.07%	0.31%	0.24	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the Citigroup 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The Citigroup 3-Month Treasury Bill Index average annual return from the inception date of the Institutional Shares is 0.29%.

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2018, the Fund’s Service Shares returned 1.9% outperforming the Citigroup 3-Month Treasury Bill Index at 1.1%.

•	High yield bond exposure benefited from credit spreads tightening while emerging market bond exposure was lifted from improved global growth prospects and foreign currency appreciation.

•	Small exposures to broad market equities and, in particular, to emerging market equities boosted returns.

•	Exposure to mortgage backed securities and short-to-intermediate term treasuries dampened returns with the yield curve flattening.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	DoubleLine Total Return Bond Fund – Institutional Shares	13.90
2	Vanguard Mortgage-Backed Securities ETF	12.45
3	iShares 3-7 Year Treasury Bond ETF	10.46
4	Vanguard High-Yield Corporate Fund – Admiral Shares	8.89
5	T. Rowe Price Institutional Floating Rate Fund	8.68
6	iShares J.P. Morgan USD Emerging Markets Bond ETF	8.06
7	SPDR Bloomberg Barclays High Yield Bond ETF	5.95
8	DoubleLine Low Duration Bond Fund – Institutional Shares	4.96
9	Vanguard Total Bond Market ETF	4.14
10	ProShares Investment Grade-Interest Rate Hedged ETF	3.61

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MORNINGSTAR MULTI-ASSET HIGH INCOME INDEX – The Morningstar Multi-Asset High Income Index is a broadly diversified index that seeks to deliver high current income while maintaining long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Years	Since Inception(1)
GuidePath® Multi-Asset Income Allocation Fund
Service Shares	4.05%	3.63%	4.60%
Morningstar Multi-Asset High Income Index	4.41%	3.87%	4.33%

(1)	Inception date is 8/31/12.

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2018, the Fund’s Service Shares returned 4.1% trailing the the Morningstar Multi-Asset High Income Index at 4.4%.

•	Lower relative exposure to high yield bonds and emerging market bonds exposure limited returns as credit spreads tightened and emerging markets had resilient economic growth.

•	As interest rates moved higher, exposure to U.S. REITs dampened returns due to their interest rate sensitivity. Intermediate term credit exposure dampened performance as the yield curve flattened.

•

Emerging market dividend equities lifted returns due to improved global growth prospects and foreign currency appreciation. Exposure to floating rate notes added to gains due to the lower sensitivity to rising interest rates.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR Portfolio S&P 500 High Dividend ETF	17.75
2	Vanguard International High Dividend Yield Index Fund	10.60
3	Vanguard High-Yield Corporate Fund – Admiral Shares	7.93
4	iShares U.S. Preferred Stock ETF	7.03
5	T. Rowe Price Institutional Floating Rate Fund	6.34
6	iShares 20+ Year Treasury Bond ETF	5.10
7	iShares 0-5 Year High Yield Corporate Bond ETF	5.09
8	Loomis Sayles Global Equity and Income Fund – Institutional Shares	4.44
9	iShares Income Emerging Markets Dividend ETF	4.18
10	WisdomTree U.S. SmallCap Dividend Fund	3.75

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Years	Since Inception(1)
GuidePath® Flexible Income Allocation Fund
Service Shares	3.35%	1.41%	1.37%
Institutional Shares	3.99%	2.15%	2.10%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	1.67	%(2)

(1)	Inception date is 8/31/12 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 1.76%.

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2018, the Fund’s Service Shares returned 3.4% outperforming the Bloomberg Barclays U.S. Aggregate Bond Index at 1.2%.

•	Returns benefited from exposure to international and emerging market equities due to increased global growth and foreign currency appreciation.

•

Exposure to extended credit was a large driver of relative returns. High yield bond exposure benefited from credit spreads tightening while emerging market bond exposure was lifted from improved global growth prospects.

•	As interest rates moved higher, exposure to U.S. REITs dampened returns due to their interest rate sensitivity.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard High-Yield Corporate Fund – Admiral Shares	23.74
2	SPDR Bloomberg Barclays High Yield Bond ETF	22.30
3	VanEck Vectors Emerging Markets High Yield Bond ETF	9.89
4	Vanguard S&P 500 ETF	9.41
5	Vanguard Global ex-U.S. Real Estate ETF	7.51
6	iShares U.S. Preferred Stock ETF	7.43
7	iShares Core MSCI Emerging Markets ETF	5.05
8	Vanguard REIT ETF	4.94
9	Vanguard FTSE Developed Markets ETF	2.50
10	iShares 0-5 Year High Yield Corporate Bond ETF	2.48

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on January 19, 2016 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

SG TREND INDEX – The SG Trend Index is designed to track the 10 largest (by AUM) trend following commodity trading advisors and be representative of the trend followers in the managed futures space. Managers must meet the following criteria: must be open to new investment, must report returns on a daily basis, must be an industry recognized trend follower as determined at the discretion of the SG Index Committee, and must exhibit significant correlation to trend following peers and the SG Trend Indicator.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Managed Futures Strategy Fund
Service Shares	-0.92%	-6.11%
Institutional Shares	-0.40%	-5.55%
Citigroup 3-Month Treasury Bill Index	1.07%	0.66%
SG Trend Index	-0.83%	-5.89%

(1)	Inception date is 1/19/16 for Service Shares and Institutional Shares.

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2018, the Fund returned -0.9%, underperforming the Citigroup 3-Month Treasury Bill Index at 1.1% and the SG Trend Index at -0.8%.

•	Long exposure to broad global equity contributed to relative performance over the period as pro-growth policies and positive trends in corporate earnings across regions helped lift equities higher.

•	Long positions to U.S. and International government bonds dampened returns as rates rose across short and longer term maturities during the period.

•	Long positions in energy combined with trading within currencies including short positions to the Japanese Yen and Mexican Peso were noticeable detractors to returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
The GuidePath® Managed Futures Strategy Fund did not hold any long term investments as of March 31, 2018.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Unaudited)

March 31, 2018

As a shareholder of the GuideMark® & GuidePath® Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from October 1, 2017 to March 31, 2018.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under U.S. generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

March 31, 2018

Fund		Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio[1] based on the period October 1, 2017 – March 31, 2018	Expenses Paid During Period[2] October 1, 2017 – March 31, 2018
INSTITUTIONAL SHARES
GuideMark® Large Cap	Actual	$1,000.00	$1,075.20	0.63%	$3.26
Core Fund	Hypothetical[3]	$1,000.00	$1,021.79	0.63%	$3.18
GuideMark® Emerging	Actual	$1,000.00	$1,102.60	0.94%	$4.93
Markets Fund	Hypothetical[3]	$1,000.00	$1,020.24	0.94%	$4.73
GuideMark® World	Actual	$1,000.00	$1,042.70	0.80%	$4.07
ex-US Fund	Hypothetical[3]	$1,000.00	$1,020.94	0.80%	$4.03
GuideMark® Opportunistic	Actual	$1,000.00	$1,000.30	0.95%	$4.74
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,020.19	0.95%	$4.78
GuidePath® Growth	Actual	$1,000.00	$1,044.60	0.39%	$1.99
Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.99	0.39%	$1.97
GuidePath® Conservative[4]	Actual	$1,000.00	$1,012.20	0.34%	$1.71
Allocation Fund	Hypothetical[3]	$1,000.00	$1,023.24	0.34%	$1.72
GuidePath® Tactical	Actual	$1,000.00	$1,044.90	0.50%	$2.55
Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.44	0.50%	$2.52
GuidePath® Absolute Return[4]	Actual	$1,000.00	$997.30	0.40%	$1.99
Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.94	0.40%	$2.02
GuidePath® Flexible Income[4]	Actual	$1,000.00	$1,002.40	0.34%	$1.70
Allocation Fund	Hypothetical[3]	$1,000.00	$1,023.24	0.34%	$1.72
GuidePath® Managed Futures	Actual	$1,000.00	$1,004.80	1.30%	$6.50
Strategy Fund	Hypothetical[3]	$1,000.00	$1,018.45	1.30%	$6.54

[1]	The expense ratio excludes the securities lending credit.

[2]

Expenses (net of waiver, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

[4]	The Fund’s Expense Limit was reduced during the period October 1, 2017 – March 31, 2018, which affected the expense ratio (see note 4).

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

March 31, 2018

Fund		Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio[1] based on the period October 1, 2017 – March 31, 2018	Expenses Paid During Period[2] October 1, 2017 – March 31, 2018
SERVICE SHARES
GuideMark® Large Cap	Actual	$1,000.00	$1,072.20	1.21%	$6.25
Core Fund	Hypothetical[3]	$1,000.00	$1,018.90	1.21%	$6.09
GuideMark® Emerging	Actual	$1,000.00	$1,099.40	1.52%	$7.96
Markets Fund	Hypothetical[3]	$1,000.00	$1,017.45	1.52%	$7.64
GuideMark® Small/Mid Cap	Actual	$1,000.00	$1,047.70	1.49%	$7.61
Core Fund	Hypothetical[3]	$1,000.00	$1,017.50	1.49%	$7.49
GuideMark® World	Actual	$1,000.00	$1,039.60	1.40%	$7.12
ex-US Fund	Hypothetical[3]	$1,000.00	$1,017.95	1.40%	$7.04
GuideMark® Core[4], [5]	Actual	$1,000.00	$983.90	1.24%	$6.13
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.75	1.24%	$6.24
GuideMark® Tax-Exempt	Actual	$1,000.00	$995.10	1.29%	$6.42
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.50	1.29%	$6.49
GuideMark® Opportunistic	Actual	$1,000.00	$997.40	1.55%	$7.72
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,017.20	1.55%	$7.80
GuidePath® Growth	Actual	$1,000.00	$1,041.50	0.98%	$4.99
Allocation Fund	Hypothetical[3]	$1,000.00	$1,020.04	0.98%	$4.94
GuidePath® Conservative[4]	Actual	$1,000.00	$1,009.20	0.92%	$4.61
Allocation Fund	Hypothetical[3]	$1,000.00	$1,020.34	0.92%	$4.63
GuidePath® Tactical	Actual	$1,000.00	$1,041.90	1.09%	$5.55
Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.50	1.09%	$5.49
GuidePath® Absolute Return[4]	Actual	$1,000.00	$994.40	1.00%	$4.97
Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.95	1.00%	$5.04
GuidePath® Multi-Asset Income	Actual	$1,000.00	$997.40	1.11%	$5.53
Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.40	1.11%	$5.59
GuidePath® Flexible Income[4]	Actual	$1,000.00	$999.30	1.03%	$5.13
Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.80	1.03%	$5.19
GuidePath® Managed Futures	Actual	$1,000.00	$1,001.80	1.90%	$9.48
Strategy Fund	Hypothetical[3]	$1,000.00	$1,015.46	1.90%	$9.55

[1]	The expense ratio excludes the securities lending credit.

[2]

Expenses (net of wavier, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

[4]	The Fund’s Expense Limit was reduced during the period October 1, 2017 – March 31, 2018, which affected the expense ratio (see note 4).

[5]	The Fund’s management fee was reduced during the period October 17, 2017 – March 31, 2018, which affected the expense ratio (see note 4).

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

Number of Shares		Value
	COMMON STOCKS - 92.86%
	Aerospace & Defense - 2.20%
5,299	Boeing Co.	$1,737,436
3,602	BWX Technologies, Inc.	228,835
1,119	General Dynamics Corp.	247,187
1,742	Harris Corp.	280,950
3,182	HEICO Corp. (a)	276,230
4,472	HEICO Corp. - Class A	317,288
934	Hexcel Corp.	60,327
1,399	L3 Technologies, Inc.	290,992
1,617	Lockheed Martin Corp.	546,433
1,269	Northrop Grumman Corp.	443,033
2,238	Orbital ATK, Inc.	296,781
2,212	Raytheon Co.	477,394
1,934	Rockwell Collins, Inc.	260,800
3,279	Spirit AeroSystems Holdings, Inc. - Class A	274,452
496	Teledyne Technologies, Inc. (b)	92,836
5,624	Textron, Inc.	331,647
554	TransDigm Group, Inc.	170,045
3,474	United Technologies Corp.	437,099

		6,769,765

	Air Freight & Logistics - 0.39%
4,125	C.H. Robinson Worldwide, Inc. (a)	386,554
1,367	Expeditors International of Washington, Inc. (a)	86,531
1,673	FedEx Corp.	401,704
3,130	XPO Logistics, Inc. (a)(b)	318,665

		1,193,454

	Airlines - 0.48%
6,125	Alaska Air Group, Inc.	379,505
3,842	Copa Holdings SA - Class A	494,197
13,684	JetBlue Airways Corp. (a)(b)	278,059
5,419	Southwest Airlines Co.	310,400

		1,462,161

	Auto Components - 0.13%
1,478	Aptiv Plc	125,586
1,521	Lear Corp.	283,043

		408,629

	Automobiles - 0.26%
54,522	Ford Motor Co. (a)	604,104
304	Tesla, Inc. (a)(b)	80,903
895	Thor Industries, Inc. (a)	103,077

		788,084

	Banks - 4.04%
86,978	Bank of America Corp.	2,608,470
5,486	BankUnited, Inc.	219,330
2,588	BB&T Corp.	134,680
14,580	Citigroup, Inc.	984,150
5,507	Citizens Financial Group, Inc.	231,184
1,265	Comerica, Inc.	121,351
5,177	Fifth Third Bancorp	164,370
6,847	Huntington Bancshares, Inc.	103,390
34,258	JPMorgan Chase & Co.	3,767,352
10,876	KeyCorp	212,626
644	M&T Bank Corp. (a)	118,728
3,657	PNC Financial Services Group, Inc.	553,085
10,790	Regions Financial Corp.	200,478
3,299	SunTrust Banks, Inc.	224,464
10,981	TCF Financial Corp. (a)	250,477

Number of Shares		Value
	Banks (Continued)
9,788	U.S. Bancorp	$494,294
37,211	Wells Fargo & Co.	1,950,228
1,239	Zions Bancorporation (a)	65,332

		12,403,989

	Beverages - 1.52%
6,244	Brown-Forman Corp. - Class A	332,993
7,184	Brown-Forman Corp. - Class B	390,810
1,548	Constellation Brands, Inc. - Class A	352,820
2,272	Dr. Pepper Snapple Group, Inc.	268,959
5,761	Molson Coors Brewing Co. - Class B	433,976
8,084	Monster Beverage Corp. (b)	462,486
12,848	PepsiCo, Inc.	1,402,359
23,940	The Coca-Cola Co.	1,039,714

		4,684,117

	Biotechnology - 1.52%
1,868	Alkermes Plc (a)(b)	108,269
1,209	Alnylam Pharmaceuticals, Inc. (a)(b)	143,992
5,208	Amgen, Inc.	887,860
2,207	Biogen, Inc. (b)	604,321
5,110	Celgene Corp. (b)	455,863
14,326	Gilead Sciences, Inc.	1,080,037
704	Neurocrine Biosciences, Inc. (b)	58,383
5,949	Seattle Genetics, Inc. (a)(b)	311,370
3,950	United Therapeutics Corp. (a)(b)	443,822
3,611	Vertex Pharmaceuticals, Inc. (b)	588,521

		4,682,438

	Building Products - 0.53%
2,381	A. O. Smith Corp.	151,408
2,446	Allegion Plc	208,619
1,084	Fortune Brands Home & Security, Inc.	63,837
1,934	Lennox International, Inc. (a)	395,252
6,400	Masco Corp.	258,816
5,655	Owens Corning, Inc. (a)	454,662
2,708	USG Corp. (b)	109,457

		1,642,051

	Capital Markets - 2.50%
1,782	Ameriprise Financial, Inc.	263,629
20,320	BGC Partners, Inc. - Class A	273,304
714	BlackRock, Inc.	386,788
3,380	Cboe Global Markets, Inc. (a)	385,658
2,546	CME Group, Inc.	411,790
4,453	E*TRADE Financial Corp. (b)	246,741
4,676	Eaton Vance Corp.	260,313
2,038	FactSet Research Systems, Inc. (a)	406,418
6,217	Federated Investors, Inc. - Class B (a)	207,648
2,193	Intercontinental Exchange, Inc.	159,036
2,319	Lazard Ltd. - Class A	121,887
11,043	Legg Mason, Inc. (a)	448,898
5,315	LPL Financial Holdings, Inc. (a)	324,587
1,135	MarketAxess Holdings, Inc.	246,794
1,649	Moody’s Corp.	265,984
6,875	Morgan Stanley	370,975
909	Morningstar, Inc.	86,828
4,098	MSCI, Inc.	612,528
4,749	S&P Global, Inc.	907,344
4,793	SEI Investments Co.	359,043
2,060	State Street Corp.	205,444

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Capital Markets (Continued)
4,196	T. Rowe Price Group, Inc. (a)	$453,042
2,545	TD Ameritrade Holding Corp.	150,740
1,184	The Bank of New York Mellon Corp.	61,011
1,244	The Charles Schwab Corp.	64,962

		7,681,392

	Chemicals - 1.06%
5,793	DowDuPont, Inc.	369,072
575	Eastman Chemical Co.	60,708
1,295	Ecolab, Inc.	177,506
12,081	Huntsman Corp.	353,369
967	International Flavors & Fragrances, Inc.	132,392
802	LyondellBasell Industries NV - Class A	84,755
4,838	Monsanto Co.	564,546
370	NewMarket Corp.	148,622
2,079	Olin Corp.	63,181
52,648	Platform Specialty Products Corp. (b)	507,000
1,175	PPG Industries, Inc. (a)	131,130
1,382	Praxair, Inc.	199,423
3,878	RPM International, Inc.	184,864
5,630	Valvoline, Inc. (a)	124,592
1,406	Westlake Chemical Corp. (a)	156,277

		3,257,437

	Commercial Services & Supplies - 0.62%
2,214	Avery Dennison Corp.	235,237
871	Cintas Corp.	148,575
2,496	Copart, Inc. (a)(b)	127,121
5,018	Pitney Bowes, Inc.	54,646
15,756	Rollins, Inc.	804,029
4,522	Stericycle, Inc. (a)(b)	264,673
3,356	Waste Management, Inc.	282,307

		1,916,588

	Communications Equipment - 1.23%
2,387	Arista Networks, Inc. (a)(b)	609,401
22,099	ARRIS International Plc (b)	587,170
34,230	Cisco Systems, Inc. (a)	1,468,125
3,150	F5 Networks, Inc. (b)	455,521
12,014	Juniper Networks, Inc.	292,301
1,263	Motorola Solutions, Inc. (a)	132,994
842	Palo Alto Networks, Inc. (b)	152,840
1,545	QUALCOMM, Inc.	85,608

		3,783,960

	Construction & Engineering - 0.59%
28,288	AECOM (a)(b)	1,007,901
4,931	Fluor Corp.	282,152
8,825	Jacobs Engineering Group, Inc.	521,999

		1,812,052

	Consumer Finance - 0.98%
21,372	Ally Financial, Inc.	580,250
4,445	American Express Co.	414,630
1,236	Capital One Financial Corp.	118,433
1,060	Credit Acceptance Corp. (a)(b)	350,235
2,265	Discover Financial Services	162,921
39,101	Navient Corp. (a)	513,005
42,047	Santander Consumer USA Holdings, Inc. (a)	685,366
5,266	Synchrony Financial	176,569

		3,001,409

Number of Shares		Value
	Containers & Packaging - 0.15%
711	AptarGroup, Inc.	$63,869
2,787	Owens-Illinois, Inc. (a)(b)	60,367
1,974	Packaging Corp. of America	222,470
1,843	WestRock Co.	118,265

		464,971

	Distributors - 0.17%
3,086	Genuine Parts Co.	277,246
6,568	LKQ Corp. (a)(b)	249,256

		526,502

	Diversified Consumer Services - 0.51%
2,591	Bright Horizons Family Solutions, Inc. (b)	258,375
1,393	Graham Holdings Co. - Class B	838,934
12,045	H&R Block, Inc. (a)	306,063
1,626	Service Corp. International	61,365
1,915	ServiceMaster Global Holdings, Inc. (b)	97,378

		1,562,115

	Diversified Financial Services - 0.25%
3,754	Interactive Brokers Group, Inc. - Class A	252,419
20,013	Leucadia National Corp.	454,896
743	NASDAQ OMX Group, Inc.	64,061

		771,376

	Diversified Telecommunication Services - 0.80%
40,351	AT&T, Inc. (a)	1,438,513
21,032	Verizon Communications, Inc.	1,005,750

		2,444,263

	Electric Utilities - 1.12%
4,868	American Electric Power Co., Inc.	333,896
4,035	Avangrid, Inc.	206,269
5,013	Duke Energy Corp. (a)	388,357
2,208	Edison International	140,561
2,352	Entergy Corp.	185,291
4,119	Eversource Energy	242,691
7,580	Exelon Corp.	295,696
5,861	FirstEnergy Corp. (a)	199,333
6,263	Great Plains Energy, Inc.	199,101
2,713	Hawaiian Electric Industries, Inc. (a)	93,273
3,242	NextEra Energy, Inc.	529,516
2,641	PG&E Corp.	116,019
4,723	Southern Co. (a)	210,929
6,571	Xcel Energy, Inc.	298,849

		3,439,781

	Electrical Equipment - 0.73%
1,828	Acuity Brands, Inc. (a)	254,439
3,569	Agilent Technologies, Inc.	238,766
3,460	AMETEK, Inc.	262,856
1,115	Eaton Corp. Plc	89,100
2,721	Emerson Electric Co.	185,844
9,159	Regal Beloit Corp.	671,813
1,419	Rockwell Automation, Inc.	247,190
1,074	Roper Industries, Inc.	301,461

		2,251,469

	Electronic Equipment, Instruments & Components - 0.98%
2,891	Amphenol Corp. - Class A	249,002
2,290	CDW Corp.	161,010
8,080	Cognex Corp. (a)	420,079

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components (Continued)
1,269	Coherent, Inc. (b)	$237,811
3,014	Dolby Laboratories, Inc. - Class A	191,570
1,882	FLIR Systems, Inc.	94,119
1,517	IPG Photonics Corp. (a)(b)	354,037
13,665	Jabil, Inc.	392,595
11,110	National Instruments Corp.	561,833
1,914	Trimble, Inc. (b)	68,674
863	Universal Display Corp.	87,163
1,353	Zebra Technologies Corp. - Class A (b)	188,324

		3,006,217

	Energy Equipment & Services - 0.46%
19,677	Oceaneering International, Inc. (a)	364,812
7,736	RPC, Inc. (a)	139,480
90,960	Transocean, Ltd. (a)(b)	900,504

		1,404,796

	Food & Staples Retailing - 2.53%
2,274	Casey’s General Stores, Inc. (a)	249,617
4,791	Costco Wholesale Corp.	902,768
14,948	CVS Health Corp.	929,915
21,017	Kroger Co.	503,147
417,336	Rite Aid Corp. (a)(b)	701,124
18,631	Sprouts Farmers Market, Inc. (b)	437,270
9,516	SYSCO Corp.	570,579
22,313	U.S. Foods Holding Corp. (b)	731,197
12,867	Walgreens Boots Alliance, Inc.	842,403
21,471	Wal-Mart Stores, Inc. (a)	1,910,275

		7,778,295

	Food Products - 1.66%
7,463	Archer-Daniels-Midland Co.	323,670
12,371	Blue Buffalo Pet Products, Inc. (a)(b)	492,490
1,127	Bunge Ltd.	83,330
3,590	Campbell Soup Co. (a)	155,483
19,573	Flowers Foods, Inc. (a)	427,866
3,431	Hershey Co.	339,532
2,490	Hormel Foods Corp. (a)	85,457
2,670	Ingredion, Inc.	344,216
968	Kellogg Co.	62,930
4,456	Lamb Weston Holdings, Inc.	259,428
17,587	Pilgrim’s Pride Corp. (a)(b)	432,816
1,158	Pinnacle Foods, Inc.	62,648
8,205	Post Holdings, Inc. (a)(b)	621,611
2,201	The Hain Celestial Group, Inc. (a)(b)	70,586
2,103	The J.M. Smucker Co.	260,793
21,992	TreeHouse Foods, Inc. (a)(b)	841,634
3,317	Tyson Foods, Inc. - Class A	242,771

		5,107,261

	Gas Utilities - 0.11%
1,364	Atmos Energy Corp. (a)	114,903
5,118	UGI Corp.	227,342

		342,245

	Health Care Equipment & Supplies - 2.11%
2,482	ABIOMED, Inc. (a)(b)	722,237
3,489	Align Technology, Inc. (b)	876,193
5,561	Baxter International, Inc.	361,687
1,856	Becton Dickinson and Co.	402,195
6,717	Boston Scientific Corp. (b)	183,508

Number of Shares		Value
	Health Care Equipment & Supplies (Continued)
4,096	DexCom, Inc. (b)	$303,759
2,958	Edwards Lifesciences Corp. (b)	412,700
2,482	Hill-Rom Holdings, Inc.	215,934
3,271	IDEXX Laboratories, Inc. (b)	626,037
1,815	Intuitive Surgical, Inc. (b)	749,287
1,822	Medtronic Plc	146,161
764	ResMed, Inc.	75,231
1,446	STERIS Plc (a)	134,999
3,782	Stryker Corp.	608,599
920	Teleflex, Inc. (a)	234,582
645	The Cooper Cos., Inc.	147,583
2,248	Varian Medical Systems, Inc. (b)	275,717

		6,476,409

	Health Care Providers & Services - 3.35%
2,187	Aetna, Inc.	369,603
4,222	Anthem, Inc. (a)	927,573
79,508	Brookdale Senior Living, Inc. (b)	533,499
2,147	Cardinal Health, Inc. (a)	134,574
8,721	Centene Corp. (b)	932,013
2,084	Cerner Corp. (a)(b)	120,872
3,028	CIGNA Corp.	507,917
5,668	DaVita, Inc. (b)	373,748
15,142	Envision Healthcare Corp. (a)(b)	581,907
10,728	Express Scripts Holding Co. (b)	741,090
3,156	Henry Schein, Inc. (a)(b)	212,115
3,495	Humana, Inc.	939,561
482	Laboratory Corp. of America Holdings (b)	77,963
2,762	McKesson Corp.	389,083
4,913	MEDNAX, Inc. (b)	273,310
2,372	PerkinElmer, Inc.	179,608
11,210	UnitedHealth Group, Inc.	2,398,940
3,054	WellCare Health Plans, Inc. (b)	591,346

		10,284,722

	Health Care Technology - 0.16%
2,096	athenahealth, Inc. (a)(b)	299,791
2,583	Veeva Systems, Inc. - Class A (b)	188,611

		488,402

	Hotels, Restaurants & Leisure - 2.32%
3,082	Aramark	121,924
5,501	Carnival Corp.	360,756
5,783	Choice Hotels International, Inc.	463,507
3,305	Darden Restaurants, Inc.	281,751
3,042	Domino’s Pizza, Inc.	710,489
9,721	Extended Stay America, Inc.	192,184
5,205	Hilton Grand Vacations, Inc. (b)	223,919
3,436	Hilton Worldwide Holdings, Inc.	270,619
3,283	Hyatt Hotels Corp. - Class A	250,362
3,501	Las Vegas Sands Corp.	251,722
3,914	Marriott International, Inc. - Class A	532,226
7,908	McDonald’s Corp.	1,236,653
2,602	MGM Resorts International	91,122
2,841	Royal Caribbean Cruises Ltd.	334,499
8,449	Starbucks Corp.	489,113
2,102	Wyndham Worldwide Corp.	240,532
1,407	Wynn Resorts Ltd.	256,581
7,712	Yum China Holdings, Inc.	320,048
5,952	Yum! Brands, Inc.	506,694

		7,134,701

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Household Durables - 0.76%
3,571	DR Horton, Inc.	$156,553
1,261	Garmin Ltd. (a)	74,311
1,993	Lennar Corp. - Class A	117,467
775	Mohawk Industries, Inc. (b)	179,970
179	NVR, Inc. (b)	501,200
6,518	PulteGroup, Inc.	192,216
4,251	Tempur Sealy International, Inc. (a)(b)	192,528
13,734	Toll Brothers, Inc. (a)	593,995
6,933	Tupperware Brands Corp.	335,419

		2,343,659

	Household Products - 0.96%
2,119	Church & Dwight, Inc. (a)	106,713
2,753	Clorox Co.	366,452
8,417	Colgate-Palmolive Co.	603,331
4,108	Energizer Holdings, Inc. (a)	244,755
3,179	Kimberly-Clark Corp.	350,103
16,148	Procter & Gamble Co.	1,280,213

		2,951,567

	Independent Power and Renewable Electricity Producers - 0.54%
17,303	AES Corp.	196,735
9,731	NRG Energy, Inc.	297,088
55,381	Vistra Energy Corp. (a)(b)	1,153,586

		1,647,409

	Industrial Conglomerates - 0.84%
6,595	3M Co. (a)	1,447,734
12,121	General Electric Co. (a)	163,391
5,031	Honeywell International, Inc.	727,030
59	Seaboard Corp.	251,635

		2,589,790

	Insurance - 3.53%
7,108	Aflac, Inc. (a)	311,046
6,441	Allstate Corp.	610,607
1,665	American Financial Group, Inc.	186,846
1,091	American National Insurance Co.	127,603
3,119	Aon Plc	437,689
1,100	Arthur J. Gallagher & Co.	75,603
717	Assurant, Inc.	65,541
5,651	Assured Guaranty, Ltd.	204,566
2,452	Athene Holding, Ltd. - Class A (b)	117,230
18,674	Berkshire Hathaway, Inc. - Class B (b)	3,725,090
4,784	Brown & Brown, Inc.	121,705
2,183	CNA Financial Corp.	107,731
1,170	Erie Indemnity Co. - Class A	137,639
4,450	First American Financial Corp. (a)	261,126
7,266	FNF Group (a)	290,785
3,274	Hartford Financial Services Group, Inc.	168,677
5,221	Lincoln National Corp.	381,446
81	Markel Corp. (b)	94,790
5,543	Marsh & McLennan Cos., Inc.	457,796
4,424	MetLife, Inc.	203,017
12,812	Old Republic International Corp.	274,817
9,037	Progressive Corp.	550,625
4,747	Prudential Financial, Inc.	491,552
3,068	Reinsurance Group of America, Inc.	472,472
1,625	The Hanover Insurance Group, Inc.	191,571

Number of Shares		Value
	Insurance (Continued)
1,552	The Travelers Cos., Inc.	$215,511
733	Torchmark Corp.	61,697
7,393	Unum Group	351,981
971	Willis Towers Watson Plc	147,777

		10,844,536

	Internet & Direct Marketing Retail - 3.33%
4,039	Amazon.com, Inc. (b)	5,845,806
609	Booking Holdings, Inc. (a)(b)	1,266,958
2,144	Expedia, Inc.	236,719
12,793	Liberty Expedia Holdings, Inc. - Class A (b)	502,509
9,477	Liberty Interactive Corp. QVC Group - Class A (b)	238,536
4,224	Netflix, Inc. (b)	1,247,558
8,085	TripAdvisor, Inc. (a)(b)	330,596
8,153	Wayfair, Inc. - Class A (a)(b)	550,572

		10,219,254

	Internet Software & Services - 4.33%
6,161	Akamai Technologies, Inc. (a)(b)	437,308
2,976	Alphabet, Inc. - Class A (b)	3,086,529
3,018	Alphabet, Inc. - Class C (b)	3,113,942
877	CoStar Group, Inc. (b)	318,070
8,729	eBay, Inc. (b)	351,255
25,580	Facebook, Inc. - Class A (b)	4,087,428
2,577	GoDaddy, Inc. - Class A (b)	158,279
3,872	IAC InterActive Corp. (b)	605,503
7,784	Match Group, Inc. (a)(b)	345,921
32,753	Pandora Media, Inc. (a)(b)	164,748
8,740	Twitter, Inc. (b)	253,548
2,089	VeriSign, Inc. (b)	247,672
1,123	Zillow Group, Inc. - Class A (b)	60,642
1,119	Zillow Group, Inc. - Class C (b)	60,202

		13,291,047

	IT Services - 3.88%
8,248	Accenture Plc - Class A	1,266,068
1,038	Alliance Data Systems Corp. (a)	220,949
2,222	Amdocs Ltd.	148,252
12,439	Booz Allen Hamilton Holding Corp. - Class A	481,638
3,063	Broadridge Financial Solutions, Inc.	335,980
7,804	Cognizant Technology Solutions Corp. - Class A	628,222
44,118	Conduent, Inc. (b)	822,360
6,780	CoreLogic, Inc. (a)(b)	306,659
5,651	CSRA, Inc.	232,991
764	DST Systems, Inc.	63,909
8,675	DXC Technology Co.	872,098
1,549	Euronet Worldwide, Inc. (b)	122,247
3,645	Fidelity National Information Services, Inc.	351,013
12,388	First Data Corp. - Class A (b)	198,208
1,768	Fiserv, Inc. (b)	126,076
1,172	Gartner, Inc. (a)(b)	137,851
9,618	Genpact, Ltd.	307,680
1,182	Global Payments, Inc.	131,817
2,037	Leidos Holdings, Inc.	133,220
8,227	MasterCard, Inc. - Class A	1,441,041
9,213	PayPal Holdings, Inc. (b)	698,990
13,280	Square, Inc. - Class A (a)(b)	653,376
5,473	T-Mobile USA, Inc. (b)	334,072
3,832	Total System Services, Inc.	330,548

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	IT Services (Continued)
11,773	Visa, Inc. - Class A (a)	$1,408,286
400	WEX, Inc. (b)	62,648
1,367	Worldpay, Inc. - Class A (b)	112,422

		11,928,621

	Leisure Products - 0.35%
2,119	Brunswick Corp.	125,848
3,059	Hasbro, Inc.	257,874
2,183	Polaris Industries, Inc. (a)	249,997
3,056	Pool Corp. (a)	446,848

		1,080,567

	Life Sciences Tools & Services - 0.82%
236	Bio-Rad Laboratories, Inc. - Class A (b)	59,019
652	Bio-Techne Corp. (a)	98,478
11,458	Bruker Corp.	342,823
1,928	Charles River Laboratories International, Inc. (b)	205,795
687	Illumina, Inc. (b)	162,420
2,733	IQVIA Holdings, Inc. (b)	268,135
1,039	Mettler-Toledo International, Inc. (b)	597,456
2,642	Thermo Fisher Scientific, Inc.	545,467
1,175	Waters Corp. (b)	233,414

		2,513,007

	Machinery - 1.91%
10,234	AGCO Corp.	663,675
3,729	Caterpillar, Inc.	549,580
8,777	Colfax Corp. (a)(b)	279,986
665	Crane Co.	61,672
838	Cummins, Inc. (a)	135,831
2,835	Deere & Co.	440,332
4,671	Donaldson Co., Inc.	210,429
943	Dover Corp. (a)	92,621
5,003	Fortive Corp. (a)	387,833
12,199	Graco, Inc.	557,738
1,774	IDEX Corp.	252,813
1,838	Illinois Tool Works, Inc.	287,941
3,194	Ingersoll-Rand Plc	273,119
2,618	Lincoln Electric Holdings, Inc.	235,489
697	Nordson Corp.	95,029
852	Parker-Hannifin Corp.	145,718
920	Snap-on, Inc. (a)	135,737
1,263	Stanley Black & Decker, Inc.	193,492
3,985	Terex Corp. (a)	149,079
6,721	Toro Co.	419,726
3,794	Xylem, Inc.	291,834

		5,859,674

	Marine - 0.21%
8,277	Kirby Corp. (a)(b)	636,915

	Media - 1.48%
88	Cable One, Inc.	60,466
393	Charter Communications, Inc. - Class A (b)	122,309
26,454	Comcast Corp. - Class A	903,933
3,089	Discovery Communications, Inc. - Series A (a)(b)	66,197
2,925	Discovery Communications, Inc. - Series C (b)	57,096
4,068	John Wiley & Sons, Inc. - Class A	259,132
4,909	Liberty Media Corp. - Class A (b)	201,760
5,517	Liberty Media Corp. - Class C (b)	225,369

Number of Shares		Value
	Media (Continued)
4,423	Lions Gate Entertainment Corp. - Class A (a)(b)	$114,246
4,874	Lions Gate Entertainment Corp. - Class B (b)	117,366
4,607	Live Nation Entertainment, Inc. (a)(b)	194,139
3,854	News Corp. - Class A	60,893
3,785	News Corp. - Class B	60,939
31,816	Sirius XM Holdings, Inc. (a)	198,532
7,776	TEGNA, Inc. (a)	88,569
9,575	The Walt Disney Co.	961,713
1,978	Time Warner, Inc.	187,079
6,976	Viacom, Inc. - Class A (a)	276,250
12,588	Viacom, Inc. - Class B	390,983

		4,546,971

	Metals & Mining - 0.49%
11,931	Alcoa Corp. (b)	536,418
16,885	Freeport-McMoRan, Inc. (b)	296,669
4,212	Newmont Mining Corp.	164,563
2,592	Royal Gold, Inc.	222,575
1,759	Southern Copper Corp. (a)	95,303
5,612	United States Steel Corp.	197,486

		1,513,014

	Multiline Retail - 1.49%
4,595	Burlington Stores, Inc. (b)	611,824
4,530	Dollar General Corp.	423,782
4,327	Dollar Tree, Inc. (b)	410,632
15,954	Kohl’s Corp. (a)	1,045,147
34,619	Macy’s, Inc. (a)	1,029,569
8,667	Nordstrom, Inc. (a)	419,569
9,314	Target Corp. (a)	646,671

		4,587,194

	Multi-Utilities - 0.74%
3,362	Alliant Energy Corp. (a)	137,371
4,141	Ameren Corp. (a)	234,505
5,861	CenterPoint Energy, Inc.	160,591
1,918	CMS Energy Corp.	86,866
3,339	Consolidated Edison, Inc. (a)	260,242
3,452	Dominion Energy, Inc. (a)	232,768
1,880	DTE Energy Co.	196,272
7,314	MDU Resources Group, Inc. (a)	205,962
3,284	NiSource, Inc.	78,521
4,660	Public Service Enterprise Group, Inc.	234,118
1,787	Sempra Energy	198,750
4,015	WEC Energy Group, Inc. (a)	251,741

		2,277,707

	Oil, Gas & Consumable Fuels - 2.10%
7,997	Chevron Corp.	911,978
9,456	CONSOL Energy, Inc. (b)	273,940
22,512	Exxon Mobil Corp.	1,679,620
13,647	HollyFrontier Corp. (a)	666,793
10,631	Marathon Petroleum Corp.	777,232
19,269	PBF Energy, Inc. - Class A	653,219
1,343	Phillips 66	128,821
14,779	Valero Energy Corp.	1,371,048

		6,462,651

	Paper & Forest Products - 0.20%
14,390	Domtar Corp. (a)	612,151

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Personal Products - 0.71%
5,975	Edgewell Personal Care Co. (a)(b)	$291,699
5,379	Herbalife, Ltd. (a)(b)	524,291
7,191	Nu Skin Enterprises, Inc. - Class A	530,049
5,553	The Estee Lauder Cos., Inc. - Class A	831,395

		2,177,434

	Pharmaceuticals - 4.34%
10,405	Abbott Laboratories	623,468
14,121	AbbVie, Inc.	1,336,553
5,267	Akorn, Inc. (b)	98,546
4,866	Allergan Plc	818,899
16,092	Bristol-Myers Squibb Co.	1,017,819
8,052	Eli Lilly & Co.	622,983
137,549	Endo International Plc (b)	817,041
28,998	Johnson & Johnson	3,716,094
13,374	Mallinckrodt Plc (a)(b)	193,655
14,783	Merck & Co., Inc.	805,230
21,941	Mylan NV (b)	903,311
3,465	Perrigo Co. Plc	288,773
42,575	Pfizer, Inc.	1,510,987
6,934	Zoetis, Inc.	579,058

		13,332,417

	Professional Services - 0.65%
520	Equifax, Inc.	61,261
2,111	IHS Markit, Ltd. (b)	101,835
5,886	ManpowerGroup, Inc.	677,479
3,717	Nielsen Holdings Plc	118,163
10,545	Robert Half International, Inc. (a)	610,450
2,131	The Dun & Bradstreet Corp.	249,327
1,825	Verisk Analytics, Inc. (b)	189,800

		2,008,315

	Real Estate Management & Development - 0.58%
1,846	CBRE Group, Inc. - Class A (b)	87,168
4,152	Jones Lang LaSalle, Inc.	725,106
35,601	Realogy Holdings Corp. (a)	971,195

		1,783,469

	Road & Rail - 0.39%
5,202	Genesee & Wyoming, Inc. - Class A (b)	368,250
528	J.B. Hunt Transport Services, Inc. (a)	61,855
3,262	Landstar System, Inc.	357,678
1,455	Old Dominion Freight Line, Inc.	213,842
1,426	Union Pacific Corp.	191,697

		1,193,322

	Semiconductors & Semiconductor Equipment - 3.96%
31,520	Advanced Micro Devices, Inc. (a)(b)	316,776
16,954	Applied Materials, Inc.	942,812
1,839	Broadcom Ltd.	433,360
2,028	Cavium, Inc. (b)	160,983
13,289	First Solar, Inc. (a)(b)	943,253
45,661	Intel Corp. (a)	2,378,025
3,378	KLA-Tencor Corp. (a)	368,236
3,811	Lam Research Corp. (a)	774,243
7,900	Marvell Technology Group, Ltd. (a)	165,900
2,085	Maxim Integrated Products, Inc. (a)	125,559
785	Microchip Technology, Inc. (a)	71,718
17,688	Micron Technology, Inc. (b)	922,252
3,978	Microsemi Corp. (b)	257,456

Number of Shares		Value
	Semiconductors & Semiconductor Equipment (Continued)
5,993	NVIDIA Corp.	$1,387,919
18,196	ON Semiconductor Corp. (a)(b)	445,074
1,996	Qorvo, Inc. (a)(b)	140,618
4,658	Skyworks Solutions, Inc.	467,011
10,834	Teradyne, Inc.	495,222
10,450	Texas Instruments, Inc.	1,085,650
6,085	Versum Materials, Inc. (a)	228,978
890	Xilinx, Inc.	64,294

		12,175,339

	Software - 6.82%
6,063	Activision Blizzard, Inc.	409,010
5,500	Adobe Systems, Inc. (b)	1,188,440
1,716	ANSYS, Inc. (b)	268,880
5,554	Atlassian Corp. Plc - Class A (b)	299,472
1,932	Autodesk, Inc. (b)	242,621
3,368	CA, Inc. (a)	114,175
16,949	Cadence Design System, Inc. (b)	623,215
1,236	CDK Global, Inc.	78,288
2,980	Citrix Systems, Inc. (b)	276,544
18,270	Dell Technologies, Inc. - Class V (b)	1,337,547
3,993	Electronic Arts, Inc. (b)	484,111
3,581	FireEye, Inc. (b)	60,626
5,804	Fortinet, Inc. (a)(b)	310,978
828	Guidewire Software, Inc. (a)(b)	66,927
3,759	Intuit, Inc.	651,623
2,523	Jack Henry & Associates, Inc.	305,157
9,498	Manhattan Associates, Inc. (a)(b)	397,776
80,051	Microsoft Corp.	7,306,255
28,274	Nuance Communications, Inc. (b)	445,316
25,597	Oracle Corp.	1,171,063
1,341	PTC, Inc. (b)	104,611
4,737	Red Hat, Inc. (a)(b)	708,229
8,129	salesforce.com, Inc. (b)	945,403
4,209	ServiceNow, Inc. (b)	696,379
4,136	Splunk, Inc. (b)	406,941
1,931	SS&C Technologies Holdings, Inc.	103,579
2,297	Symantec Corp. (a)	59,377
5,608	Synopsys, Inc. (b)	466,810
4,567	Tableau Software, Inc. - Class A (b)	369,105
3,590	Take-Two Interactive Software, Inc. (b)	351,030
749	The Ultimate Software Group, Inc. (a)(b)	182,531
306	Tyler Technologies, Inc. (a)(b)	64,554
2,720	VMware, Inc. - Class A (a)(b)	329,854
924	Workday, Inc. - Class A (b)	117,450

		20,943,877

	Specialty Retail - 4.37%
2,868	Advance Auto Parts, Inc.	340,001
2,749	AutoNation, Inc. (a)(b)	128,598
618	AutoZone, Inc. (b)	400,890
36,008	Bed Bath & Beyond, Inc. (a)	755,808
7,651	Best Buy Co., Inc. (a)	535,494
15,235	Dick’s Sporting Goods, Inc. (a)	533,987
7,130	Floor & Decor Holdings, Inc. - Class A (a)(b)	371,616
13,176	Foot Locker, Inc.	600,035
46,301	GameStop Corp. - Class A (a)	584,319
7,797	L Brands, Inc.	297,923
8,596	Lowe’s Cos., Inc.	754,299
2,629	Murphy USA, Inc. (a)(b)	191,391

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
1,892	O’Reilly Automotive, Inc. (b)	$468,043
7,027	Ross Stores, Inc.	547,965
21,318	Sally Beauty Holdings, Inc. (a)(b)	350,681
605	Sherwin-Williams Co.	237,233
12,138	Signet Jewelers Ltd. (a)	467,556
13,889	The Gap, Inc. (a)	433,337
11,642	The Home Depot, Inc.	2,075,070
18,963	The Michaels Cos., Inc. (b)	373,761
7,233	The TJX Cos., Inc.	589,923
3,545	Tiffany & Co.	346,205
6,781	Tractor Supply Co. (a)	427,339
1,816	Ulta Beauty, Inc. (b)	370,954
23,370	Urban Outfitters, Inc. (a)(b)	863,755
7,145	Williams Sonoma, Inc. (a)	376,970

		13,423,153

	Technology Hardware, Storage & Peripherals - 3.94%
53,664	Apple, Inc.	9,003,746
5,016	Hewlett Packard Enterprise Co.	87,981
17,116	HP, Inc.	375,183
6,727	International Business Machines Corp.	1,032,124
4,718	NCR Corp. (a)(b)	148,711
2,140	NetApp, Inc.	132,016
16,734	Teradata Corp. (a)(b)	663,838
7,364	Western Digital Corp.	679,476

		12,123,075

	Textiles, Apparel & Luxury Goods - 1.86%
4,849	Carter’s, Inc. (a)	504,781
3,165	Hanesbrands, Inc. (a)	58,299
6,941	lululemon athletica, Inc. (b)	618,582
8,519	Michael Kors Holdings Ltd. (b)	528,860
11,968	NIKE, Inc. - Class B	795,154
2,582	PVH Corp.	390,992
6,358	Ralph Lauren Corp.	710,824
11,450	Skechers U.S.A., Inc. - Class A (a)(b)	445,290
7,857	Tapestry, Inc.	413,357
17,930	Under Armour, Inc. - Class A (a)(b)	293,156
18,447	Under Armour, Inc. - Class C (a)(b)	264,714
9,157	VF Corp.	678,717

		5,702,726

	Tobacco - 0.62%
9,160	Altria Group, Inc.	570,851
13,524	Philip Morris International, Inc.	1,344,286

		1,915,137

	Trading Companies & Distributors - 1.01%
9,399	Fastenal Co. (a)	513,091
6,790	HD Supply Holdings, Inc. (b)	257,613
4,226	MSC Industrial Direct Co., Inc. - Class A	387,566
7,363	Univar, Inc. (b)	204,323
2,061	W.W. Grainger, Inc.	581,759
1,505	Watsco, Inc. - Class A (a)	272,360
14,241	WESCO International, Inc. (a)(b)	883,654

		3,100,366

	Water Utilities - 0.09%
2,020	American Water Works Co., Inc. (a)	165,902
3,245	Aqua America, Inc.	110,525

		276,427

Number of Shares		Value
	Wireless Telecommunication Services - 0.10%
11,988	Sprint Corp. (a)(b)	$58,501
8,594	Telephone & Data Systems, Inc.	240,890

		299,391

	Total Common Stocks (Cost $219,495,299)	285,331,233

	INVESTMENT COMPANIES - 3.86%
	Exchange Traded Funds - 3.86%
49,104	Vanguard S&P 500 ETF	11,887,097

	Total Investment Companies (Cost $11,602,911)	11,887,097

	REAL ESTATE INVESTMENT TRUSTS - 2.05%
	Real Estate Investment Trusts - 2.05%
13,867	AGNC Investment Corp. (a)	262,364
942	Alexandria Real Estate Equities, Inc. (a)	117,646
7,841	American Homes 4 Rent - Class A	157,447
3,078	American Tower Corp.	447,356
35,149	Annaly Capital Management, Inc.	366,604
4,139	Brandywine Realty Trust	65,727
1,574	Camden Property Trust	132,499
22,621	Chimera Investment Corp.	393,832
26,505	CoreCivic, Inc.	517,378
1,490	CoreSite Realty Corp. (a)	149,387
3,003	Crown Castle International Corp.	329,159
1,479	CyrusOne, Inc.	75,740
2,570	DCT Industrial Trust, Inc.	144,794
1,196	Digital Realty Trust, Inc.	126,034
6,217	Empire State Realty Trust, Inc. - Class A	104,383
501	Equinix, Inc.	209,488
2,009	Equity LifeStyle Properties, Inc.	176,330
1,760	Extra Space Storage, Inc.	153,754
4,459	Forest City Realty Trust, Inc. - Class A	90,339
4,304	Gaming and Leisure Properties, Inc.	144,055
10,693	Hospitality Properties Trust	270,961
16,096	Host Hotels & Resorts, Inc.	300,029
23,017	MFA Financial, Inc. (a)	173,318
16,734	New Residential Investment Corp. (a)	275,274
2,777	Park Hotels & Resorts, Inc.	75,035
7,520	Piedmont Office Realty Trust, Inc. - Class A	132,277
3,245	Prologis, Inc.	204,403
8,849	Retail Properties of America, Inc. - Class A	103,179
1,976	SBA Communications Corp. (b)	337,738
1,143	Sun Communities, Inc.	104,436
10,064	Two Harbors Investment Corp. (a)	154,684

	Total Real Estate Investment Trusts (Cost $6,283,698)	6,295,650

	SHORT TERM INVESTMENTS - 1.06%
	Money Market Funds - 1.06%
3,250,651	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.56% (c)	3,250,651

	Total Short Term Investments (Cost $3,250,651)	3,250,651

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 17.61%
	Investments Purchased with Proceeds from Securities Lending Collateral - 17.61%
54,100,127	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.91% (c)	$54,100,127

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $54,100,127)	54,100,127

	Total Investments (Cost $294,732,686) - 117.44%	360,864,758
	Liabilities in Excess of Other Assets - (17.44)%	(53,593,709)

	TOTAL NET ASSETS - 100.00%	$307,271,049

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2018.

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

Number of Shares		Value
	COMMON STOCKS - 84.18%
	Brazil - 5.19%
53,143	Ambev SA	$389,705
15,086	B3 SA - Brasil Bolsa Balcao	122,326
14,878	Banco Bradesco SA	174,672
18,352	Banco do Brasil SA	229,799
38,220	BB Seguridade Participacoes SA	339,198
12,765	Cia de Saneamento Basico do Estado de Sao Paulo	135,907
11,274	Cosan SA Industria e Comercio	141,888
39,371	EDP - Energias do Brasil SA	159,084
11,532	Fibria Celulose SA	226,103
97,234	JBS SA	275,081
30,751	Localiza Rent a Car SA	265,646
37,009	Lojas Renner SA	382,819
10,188	M Dias Branco SA	157,382
14,561	Natura Cosmeticos SA	141,400
47,738	Odontoprev SA	216,173
69,896	Petroleo Brasileiro SA (a)	495,408
23,291	Qualicorp SA	157,886
15,281	Raia Drogasil SA	345,893
81,317	Sul America SA (b)	540,644
6,841	Ultrapar Participacoes SA	148,198
49,899	Vale SA	640,989

		5,686,201

	Chile - 0.58%
769,300	Banco de Chile	129,261
18,808	Cia Cervecerias Unidas SA	276,757
8,381	Empresas COPEC SA	131,694
6,675	Latam Airlines Group SA	103,932

		641,644

	China - 18.48%
2,535	58.com, Inc. - ADR (a)	202,445
578,874	Agricultural Bank of China Ltd. - Series H	332,415
21,702	Alibaba Group Holding, Ltd. - ADR (a)(c)	3,983,185
91,219	ANTA Sports Products Ltd.	465,656
5,211	Autohome, Inc. - ADR	447,833
4,141	Baidu, Inc. - ADR (a)	924,230
1,242,773	Bank of China Ltd. - Series H	678,876
384,000	Bank of Communications Co., Ltd. - Series H	303,587
569,672	China Cinda Asset Management Co., Ltd. - Series H	208,578
420,000	China CITIC Bank Corp., Ltd. - Series H	289,791
710,542	China Communications Services Corp., Ltd. - Series H	427,540
40,180	China Conch Venture Holdings Ltd.	123,299
1,431,467	China Construction Bank Corp. - Series H	1,495,173
347,000	China Everbright Bank Co., Ltd. - Series H	168,116
318,286	China Huarong Asset Management Co., Ltd. - Series H	134,918
82,346	China Mengniu Dairy Co., Ltd.	284,182
70,315	China Merchants Bank Co., Ltd. - Series H	291,868
191,873	China Minsheng Banking Corp., Ltd. - Series H	188,188
835,981	China Petroleum & Chemical Corp. - Series H	741,585
428,148	Chongqing Rural Commercial Bank Co., Ltd. - Series H	330,964
257,720	CIFI Holdings Group Co., Ltd.	227,681
297,165	Country Garden Holdings Co., Ltd.	620,424
226,768	Dongfeng Motor Group Co., Ltd. - Series H	264,738
22,740	ENN Energy Holdings, Ltd.	204,408
75,016	Haier Electronics Group Co., Ltd.	268,945

Number of Shares		Value
	China (Continued)
9,322	JD.com, Inc. - ADR (a)	$377,448
6,343	Momo, Inc. - ADR (a)	237,101
1,332	NetEase, Inc. - ADR	373,479
4,267	New Oriental Education & Technology Group, Inc. - ADR	374,003
306,000	PetroChina Co. - Series H	212,553
107,163	PICC Property & Casualty Co., Ltd. - Series H	189,360
102,986	Ping An Insurance Group Co. of China, Ltd. - Series H	1,061,855
20,768	Shenzhou International Group Holdings Ltd.	220,034
1,615	SINA Corp. (a)	168,396
498,790	Sino-Ocean Group Holding Ltd.	365,238
184,074	Sinopec Shanghai Petrochemical Co., Ltd. - Series H	112,478
326,638	Sun Art Retail Group Ltd.	382,237
13,737	TAL Education Group - ADR	509,505
523,372	The People’s Insurance Co. Group of China, Ltd. - Series H	247,528
16,062	Vipshop Holdings Ltd. - ADR (a)	266,950
283,799	Want Want China Holdings, Ltd.	228,320
2,728	Weibo Corp. - ADR (a)(c)	326,105
16,613	Yum China Holdings, Inc.	689,440
1,555	YY, Inc. - ADR (a)	163,586
41,077	ZTE Corp. - Series H	135,268

		20,249,509

	Colombia - 0.47%
274,886	Ecopetrol SA	257,270
53,988	Interconexion Electrica SA ESP	257,374

		514,644

	Czech Republic - 0.23%
5,038	CEZ AS	125,437
9,635	O2 Czech Republic AS	133,015

		258,452

	Egypt - 0.42%
43,369	Commercial International Bank Egypt SAE	218,961
7,251	Eastern Tobacco	244,642

		463,603

	Hong Kong - 11.55%
9,526	AAC Technologies Holdings, Inc.	174,560
216,132	Agile Group Holdings, Ltd.	450,726
124,606	China Evergrande Group (a)	398,281
73,148	China Gas Holdings, Ltd.	268,173
97,341	China Mobile Ltd.	892,169
346,338	China Telecom Corp., Ltd. - Series H	153,612
115,853	CITIC Ltd.	163,139
234,800	CSPC Pharmaceutical Group Ltd.	632,907
80,042	Geely Automobile Holdings Ltd.	234,542
1,229,158	Industrial & Commercial Bank of China Ltd. - Series H	1,071,194
32,959	Kingboard Chemical Holdings, Ltd.	152,376
110,331	Longfor Properties Co., Ltd.	340,184
352,745	Sino Biopharmaceutical Ltd.	701,042
121,719	Sunac China Holdings Ltd.	478,319
13,632	Sunny Optical Technology Group Co., Ltd.	255,795
111,885	Tencent Holdings Ltd.	6,005,939
136,824	Tingyi Cayman Islands Holding Corp.	283,824

		12,656,782

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hungary - 0.41%
26,752	MOL Hungarian Oil & Gas Plc	$291,883
3,641	OTP Bank Plc	163,597

		455,480

	Indonesia - 1.92%
1,134,984	Adaro Energy Tbk PT	176,842
201,991	Bank Central Asia Tbk PT	343,140
295,404	Bank Negara Indonesia Persero Tbk PT	187,077
252,185	Bank of Mandiri Persero Tbk PT	141,413
500,386	Bank Rakyat Indonesia Persero Tbk PT	131,321
752,605	Bank Tabungan Negara Persero Tbk PT	208,398
441,599	Hanjaya Mandala Sampoerna Tbk PT	128,211
1,215,482	Kalbe Farma Tbk PT	132,844
177,812	Matahari Department Store Tbk PT	142,028
463,270	Telekomunikasi Indonesia Persero Tbk PT	121,819
66,176	Unilever Indonesia Tbk PT	238,710
66,282	United Tractors Tbk PT	154,635

		2,106,438

	Malaysia - 2.05%
202,167	Astro Malaysia Holdings Bhd	106,930
27,976	British American Tobacco Malaysia Bhd	190,401
65,082	CIMB Group Holdings Berhad	121,106
192,958	Dialog Group Bhd	148,207
141,468	DiGi.Com Bhd	169,887
97,284	Hartalega Holdings Bhd	148,394
89,186	Malayan Banking Bhd	242,947
100,451	Maxis Communications Bhd	147,905
13,743	Nestle Malaysia Bhd	537,704
27,694	Public Bank Bhd	172,191
691,771	Sapura Energy Bhd	91,525
39,462	Tenaga Nasional Bhd	165,133

		2,242,330

	Mexico - 1.87%
570,545	America Movil SAB de CV - Series L	541,359
467,264	Cemex SAB de CV (a)	308,682
17,078	Coca-Cola Femsa SAB de CV - Series L	112,726
13,335	Fomento Economico Mexicano SAB de CV	122,061
17,272	Gruma SAB de CV - Series B	197,801
114,001	Grupo Bimbo SAB de CV - Series A	250,890
28,594	Grupo Financiero Banorte SAB de CV - Series O	173,420
133,688	Wal-Mart de Mexico SAB de CV	338,265

		2,045,204

	Peru - 0.26%
1,237	CREDICORP Ltd.	280,849

	Philippines - 0.33%
5,802	Globe Telecom, Inc.	180,362
10,102	SM Investments Corp.	178,776

		359,138

	Poland - 1.28%
2,254	CCC SA	153,966
6,306	CD Projekt SA	202,040
18,353	Grupa Lotos SA	283,808
4,933	Jastrzebska Spolka Weglowa SA (a)	116,955
126	LPP SA	320,299
9,217	Polski Koncern Naftowy Orlen SA	226,861
62,411	Polskie Gornictwo Naftowe i Gazownictwo SA	103,160

		1,407,089

Number of Shares		Value
	Qatar - 0.15%
7,211	Ooredoo QPSC	$164,274

	Republic of Korea - 14.88%
1,084	Amorepacific Corp.	313,253
2,112	AMOREPACIFIC Group	272,539
31,898	BNK Financial Group, Inc.	320,370
1,233	Celltrion, Inc. (a)	368,919
11,244	Cheil Worldwide, Inc.	192,864
3,709	Coway Co., Ltd.	305,517
2,158	DB Insurance Co., Ltd.	134,065
35,743	DGB Financial Group, Inc.	393,505
9,404	Hana Financial Group, Inc.	405,286
1,449	Hanssem Co., Ltd.	204,793
5,061	Hanwha Chemical Corp.	141,618
8,478	Hanwha Corp.	315,219
24,749	Hanwha Life Insurance Co., Ltd.	145,928
3,666	Hotel Shilla Co., Ltd.	319,272
4,203	Hyundai Engineering & Construction Co., Ltd.	169,521
3,916	Hyundai Marine & Fire Insurance Co., Ltd.	145,246
2,843	Hyundai Steel Co.	138,109
20,385	Industrial Bank of Korea	300,259
10,053	KB Financial Group, Inc.	583,046
9,018	Korea Gas Corp. (a)	412,555
3,419	Korea Investment Holdings Co., Ltd.	268,380
10,058	Korean Air Lines Co., Ltd.	311,250
4,092	KT Corp. (b)	105,360
569	LG Chemical Ltd.	207,702
4,150	LG Electronics, Inc.	428,183
447	LG Household & Health Care Ltd.	501,213
438	Lotte Chemical Corp.	179,442
622	Naver Corp.	462,907
352	NCSoft Corp.	136,217
1,712	OCI Co., Ltd.	256,208
982	POSCO	313,455
1,772	S-1 Corp.	160,048
620	Samsung Biologics Co., Ltd. (a)	285,341
1,906	Samsung Electronics Co., Ltd.	4,453,324
4,764	Shinhan Financial Group Co., Ltd.	203,229
384	Shinsegae, Inc.	126,166
3,156	SillaJen, Inc. (a)	321,228
10,866	SK Hynix, Inc.	832,466
1,768	SK Innovation Co., Ltd.	351,405
981	SK Telecom Co., Ltd.	212,717
1,728	S-Oil Corp.	195,667
30,561	Woori Bank	415,543

		16,309,335

	Russian Federation - 2.36%
8,946	Lukoil PJSC - ADR	619,242
9,629	Mobile TeleSystems PJSC - ADR	109,674
56,299	Sberbank of Russia PJSC - ADR (c)	1,049,976
9,904	Severstal PJSC - GDR (e)	149,743
36,200	Surgutneftegas OJSC - ADR	177,923
5,065	Tatneft PJSC - ADR	325,325
79,483	VTB Bank PJSC - GDR (e)	155,957

		2,587,840

	South Africa - 5.33%
18,731	AngloGold Ashanti Ltd.	180,686
13,226	Barclays Africa Group Ltd.	211,829
1,711	Capitec Bank Holdings Ltd.	125,874

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	South Africa (Continued)
36,518	Coronation Fund Managers Ltd.	$249,052
17,306	Exxaro Resources Ltd.	159,737
32,408	FirstRand Ltd.	183,130
47,115	Gold Fields Ltd.	190,146
10,257	Imperial Holdings Ltd.	202,189
17,516	Mr. Price Group Ltd.	421,223
5,697	Naspers Ltd. - N Shares	1,394,130
5,835	Nedbank Group Ltd.	140,637
36,910	Pick n Pay Stores Ltd.	213,689
29,282	Sappi Ltd.	189,193
4,304	Sasol Ltd.	146,836
9,834	Shoprite Holdings Ltd.	209,945
20,668	Standard Bank Group Ltd.	381,913
904,620	Steinhoff International Holdings NV (a)	251,987
36,360	Telkom SA SOC Ltd.	163,274
12,915	The Bidvest Group Ltd.	245,088
5,879	The SPAR Group Ltd.	100,589
4,229	Tiger Brands Ltd.	132,361
20,400	Truworths International Ltd.	185,965
32,969	Woolworths Holdings Ltd.	167,131

		5,846,604

	Taiwan, Province of China - 11.57%
141,076	Acer, Inc.	118,704
29,739	Advantech Co., Ltd.	215,060
9,227	Airtac International Group	166,161
626,054	AU Optronics Corp.	290,265
12,230	Catcher Technology Co., Ltd.	153,730
94,186	Cathay Financial Holding Co., Ltd.	168,891
74,112	Chailease Holding Co., Ltd.	257,388
860,915	China Airlines Ltd. (a)	316,696
35,054	Chunghwa Telecom Co., Ltd.	135,076
433,679	Compal Electronics, Inc.	297,781
191,657	CTBC Financial Holding Co., Ltd.	138,489
462,046	Eva Airways Corp.	238,300
332,000	Evergreen Marine Corp. Taiwan Ltd. (a)	173,379
49,624	Far EasTone Telecommunications Co., Ltd.	131,380
55,796	Feng TAY Enterprise Co., Ltd.	255,735
224,287	First Financial Holding Co., Ltd.	156,432
27,820	Formosa Petrochemical Corp.	114,264
103,394	Fubon Financial Holding Co., Ltd.	179,130
20,700	General Interface Solution Holding, Ltd.	127,922
16,019	Globalwafers Co., Ltd.	258,168
18,923	Hiwin Technologies Corp.	273,297
61,741	Hon Hai Precision Industry Co., Ltd.	192,568
601,000	Innolux Corp.	265,634
1,809	Largan Precision Co., Ltd.	210,589
174,050	Macronix International (a)	298,194
12,584	MediaTek, Inc.	144,794
52,459	Micro-Star International Co., Ltd.	178,142
27,517	Nien Made Enterprise Co., Ltd.	266,279
64,216	Pegatron Corp.	161,626
11,709	Phison Electronics Corp.	122,844
107,426	Pou Chen Corp.	143,451
42,921	President Chain Store Corp.	434,368
38,439	Realtek Semiconductor Corp.	167,304
461,658	Shin Kong Financial Holding Co., Ltd.	176,932
56,134	Standard Foods Corp.	132,090
305,527	Taishin Financial Holding Co., Ltd.	150,896

Number of Shares		Value
	Taiwan, Province of China (Continued)
358,054	Taiwan Cooperative Financial Holding Co., Ltd.	$211,683
33,743	Taiwan Mobile Co., Ltd.	126,473
451,782	Taiwan Semiconductor Manufacturing Co., Ltd.	3,826,684
155,373	Uni-President Enterprises Corp.	366,920
74,239	Vanguard International Semiconductor Corp.	162,517
21,271	Win Semiconductors Corp.	231,319
238,584	Winbond Electronics Corp.	162,588
20,977	Yageo Corp.	380,584

		12,680,727

	Thailand - 2.37%
27,971	Advanced Info Service PCL - NVDR	184,718
98,006	Airports of Thailand PCL - NVDR	207,467
380,886	Banpu Public Co., Ltd. - NVDR	242,661
25,077	Bumrungrad Hospital PCL - NVDR	166,550
45,204	Central Pattana PCL - NVDR	113,693
97,065	CP ALL PCL - NVDR	271,326
67,576	Energy Absolute PCL - NVDR	95,057
422,822	Home Product Center PCL - NVDR	188,414
55,228	KCE Electronics PCL - NVDR	118,171
102,672	Minor International PCL - NVDR	125,103
81,744	PTT Global Chemical PCL - NVDR	248,480
25,088	PTT PCL - NVDR	441,852
65,998	Thai Oil PCL - NVDR	192,371

		2,595,863

	Turkey - 2.48%
41,980	Aselsan Elektronik Sanayi Ve Ticaret AS	327,098
16,127	BIM Birlesik Magazalar AS	292,439
82,905	Eregli Demir ve Celik Fabrikalari TAS	219,184
8,447	Ford Otomotiv Sanayi AS	131,594
70,638	Petkim Petrokimya Holding AS	145,541
87,899	Turk Hava Yollari AO (a)	434,691
31,827	Turkcell Iletisim Hizmetleri AS	121,960
76,198	Turkiye Halk Bankasi AS	175,657
177,923	Turkiye Is Bankasi - Series C	323,156
165,783	Turkiye Vakiflar Bankasi TAO - Class D	274,523
236,618	Yapi ve Kredi Bankasi AS (a)	267,868

		2,713,711

	Total Common Stocks (Cost $63,716,618)	92,265,717

	INVESTMENT COMPANIES - 11.38%
	China - 3.86%
72,464	iShares Core MSCI Emerging Markets ETF	4,231,898

	India - 7.52%
241,295	iShares MSCI India ETF	8,235,398

	Total Investment Companies (Cost $11,123,417)	12,467,296

	PREFERRED STOCKS - 3.80%
	Brazil - 2.36%
59,664	Banco Bradesco SA - Preference Shares	714,208
29,912	Gerdau SA - Preference Shares	140,978
70,164	Itau Unibanco Holding SA - Preference Shares	1,097,478
97,539	Petroleo Brasileiro SA - Preference Shares (a)	632,543

		2,585,207

	Chile - 0.23%
5,137	Sociedad Quimica y Minera de Chile SA - Class B	250,189

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	Colombia - 0.11%
304,800	Grupo Aval Acciones y Valores SA - Preference Shares	$127,088

	Republic of Korea - 1.10%
932	Amorepacific Corp. - Preference Shares	140,344
619	LG Household & Health Care Ltd. - Preference Shares	408,367
341	Samsung Electronics Co., Ltd. - Preference Shares	655,720

		1,204,431

	Total Preferred Stocks (Cost $2,140,389)	4,166,915

	SHORT TERM INVESTMENTS - 0.41%
	Money Market Funds - 0.41%
443,659	Deutsche Government Money Market Series - Institutional Shares
	Effective Yield, 1.56% (d)	443,659

	Total Short Term Investments (Cost $443,659)	443,659

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL- 4.80%
	Investments Purchased with Proceeds from Securities Lending Collateral - 4.80%
5,261,814	Mount Vernon Liquid Assets Portfolio, LLC
	Effective Yield, 1.91% (d)	5,261,814

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $5,261,814)	5,261,814

	Total Investments (Cost $82,685,897) - 104.57%	114,605,401
	Liabilities in Excess of Other Assets - (4.57)%	(5,004,735)

	TOTAL NET ASSETS - 100.00%	$109,600,666

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $646,004, which represents 0.59% of total net assets.
(c)	All or a portion of this security is on loan.
(d)	Seven-day yield as of March 31, 2018.
(e)	Regulation S securities as defined under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $305,700, which represents 0.28% of total net assets.

Glossary of Terms

ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY

March 31, 2018

COMMON STOCKS
Aerospace & Defense	0.30%
Airlines	1.28%
Automobiles	0.58%
Banks	13.18%
Beverages	0.82%
Biotechnology	0.63%
Capital Markets	0.90%
Chemicals	1.31%
Commercial Services & Supplies	0.15%
Communications Equipment	0.12%
Construction & Engineering	0.15%
Construction Materials	0.28%
Distributors	0.18%
Diversified Consumer Services	0.81%
Diversified Financial Services	0.57%
Diversified Telecommunication Services	1.28%
Electric Utilities	0.65%
Electronic Equipment, Instruments & Components	1.98%
Energy Equipment & Services	0.22%
Food & Staples Retailing	2.36%
Food Products	2.60%
Gas Utilities	0.81%
Health Care Equipment & Supplies	0.14%
Health Care Providers & Services	0.35%
Hotels, Restaurants & Leisure	0.74%
Household Durables	1.79%
Household Products	0.46%
Industrial Conglomerates	0.82%
Insurance	2.87%
Internet & Direct Marketing Retail	0.59%
Internet Software & Services	12.13%
Life Sciences Tools & Services	0.26%
Machinery	0.51%
Marine	0.16%
Media	1.55%
Metals & Mining	1.78%
Multiline Retail	0.75%
Oil, Gas & Consumable Fuels	5.73%
Paper & Forest Products	0.38%
Personal Products	0.66%

Pharmaceuticals	1.34%
Professional Services	0.14%
Real Estate Management & Development	2.73%
Road & Rail	0.24%
Semiconductors & Semiconductor Equipment	9.73%
Software	0.31%
Specialty Retail	1.02%
Technology Hardware, Storage & Peripherals	1.03%
Textiles, Apparel & Luxury Goods	1.42%
Tobacco	0.51%
Transportation Infrastructure	0.19%
Water Utilities	0.12%
Wireless Telecommunication Services	2.57%

TOTAL COMMON STOCKS	84.18%

INVESTMENT COMPANIES
Exchange Traded Funds	11.38%

TOTAL INVESTMENT COMPANIES	11.38%

PREFERRED STOCKS
Banks	1.76%
Chemicals	0.23%
Metals & Mining	0.13%
Oil, Gas & Consumable Fuels	0.58%
Personal Products	0.50%
Semiconductors & Semiconductor Equipment	0.60%

TOTAL PREFERRED STOCKS	3.80%

SHORT TERM INVESTMENTS
Money Market Funds	0.41%

TOTAL SHORT TERM INVESTMENTS	0.41%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
Investments Purchased with Proceeds from Securities Lending Collateral	4.80%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	4.80%

TOTAL INVESTMENTS	104.57%
Liabilities in Excess of Other Assets	(4.57)%

TOTAL NET ASSETS	100.00%

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

Number of Shares		Value
	COMMON STOCKS - 90.46%
	Aerospace & Defense - 1.37%
427	AAR Corp. (a)	$18,835
509	Aerojet Rocketdyne Holdings, Inc. (b)	14,237
938	Axon Enterprise, Inc. (b)	36,873
992	BWX Technologies, Inc.	63,022
214	Curtiss-Wright Corp.	28,905
555	Ducommun, Inc. (b)	16,861
545	Engility Holdings, Inc. (a)(b)	13,298
317	Esterline Technologies Corp. (b)	23,188
218	HEICO Corp. (a)	18,924
467	HEICO Corp. - Class A	33,134
346	Hexcel Corp. (a)	22,348
296	Huntington Ingalls Industries, Inc.	76,297
563	KLX, Inc. (a)(b)	40,007
1,276	Kratos Defense & Security Solutions, Inc. (b)	13,130
565	Moog, Inc. - Class A (b)	46,562
493	Orbital ATK, Inc.	65,377
719	Sparton Corp. (b)	12,518
1,072	Spirit AeroSystems Holdings, Inc. - Class A	89,726
213	Teledyne Technologies, Inc. (b)	39,867
741	Triumph Group, Inc.	18,673
1,454	Vectrus, Inc. (b)	54,147

		745,929

	Air Freight & Logistics - 0.43%
636	Air Transport Services Group, Inc. (b)	14,832
2,482	Echo Global Logistics, Inc. (b)	68,503
226	Forward Air Corp. (a)	11,946
303	Hub Group, Inc. - Class A (b)	12,681
8,035	Radiant Logistics, Inc. (b)	31,095
939	XPO Logistics, Inc. (a)(b)	95,600

		234,657

	Airlines - 0.35%
900	Alaska Air Group, Inc.	55,764
334	Copa Holdings SA - Class A (a)	42,963
462	Hawaiian Holdings, Inc.	17,879
2,890	JetBlue Airways Corp. (b)	58,725
255	SkyWest, Inc.	13,872

		189,203

	Auto Components - 1.00%
581	Adient Plc - ADR (a)	34,721
2,352	American Axle & Manufacturing Holdings, Inc. (a)(b)	35,797
159	Cooper-Standard Holdings, Inc. (b)	19,527
1,536	Dana, Inc.	39,567
404	Dorman Products, Inc. (b)	26,749
632	Fox Factory Holding Corp. (b)	22,057
1,244	Gentex Corp. (a)	28,637
2,143	Goodyear Tire & Rubber Co.	56,961
258	LCI Industries (a)	26,871
598	Lear Corp.	111,282
482	Modine Manufacturing Co. (b)	10,194
340	Standard Motor Products, Inc. (a)	16,174
1,594	Stoneridge, Inc. (b)	43,994
289	Tenneco, Inc.	15,857
184	Visteon Corp. (b)	20,284
263	WABCO Holdings, Inc. (b)	35,208

		543,880

Number of Shares		Value
	Automobiles - 0.24%
914	Thor Industries, Inc. (a)	$105,265
674	Winnebago Industries, Inc.	25,343

		130,608

	Banks - 5.88%
274	1st Source Corp.	13,870
339	Ameris Bancorp	17,933
1,911	Associated Banc-Corp. (a)	47,488
1,500	Banc of California, Inc. (a)	28,950
562	BancFirst Corp.	29,842
996	Bancorp, Inc. (b)	10,757
758	BancorpSouth, Inc.	24,104
1,501	Bank of Commerce Holdings	17,487
455	Bank of Hawaii Corp. (a)	37,810
605	Bank of the Ozarks, Inc.	29,203
1,014	BankUnited, Inc.	40,540
355	Bankwell Financial Group, Inc.	11,459
1,121	BCB Bancorp, Inc.	17,544
193	BOK Financial Corp.	19,105
375	Bryn Mawr Bank Corp.	16,481
545	Byline Bancorp, Inc. (b)	12,497
374	Camden National Corp.	16,643
347	Carolina Financial Corp.	13,630
568	Cathay General Bancorp	22,709
370	Century Bancorp, Inc. - Class A	29,378
210	Chemical Financial Corp.	11,483
306	Chemung Financial Corp.	14,220
221	City Holding Co. (a)	15,152
404	CNB Financial Corp.	11,752
315	Columbia Banking System, Inc. (a)	13,214
931	Commerce Bancshares, Inc.	55,776
248	Community Bank Systems, Inc.	13,283
1,549	Community Bankers Trust Corp. (b)	13,941
356	Community Trust Bancorp, Inc.	16,091
991	Cullen Frost Bankers, Inc. (a)	105,115
645	Customers Bancorp, Inc. (b)	18,802
473	CVB Financial Corp.	10,709
219	Eagle Bancorp, Inc. (b)	13,107
1,796	East West Bancorp, Inc.	112,322
953	Enterprise Financial Services Corp. (a)	44,696
320	Evans Bancorp, Inc.	14,480
1,296	F.N.B. Corp. (a)	17,431
261	Farmers & Merchants Bancorp, Inc.	10,537
303	Farmers Capital Bank Corp.	12,105
1,281	Farmers National Banc Corp.	17,742
288	FB Financial Corp. (b)	11,690
502	FCB Financial Holdings, Inc. - Class A (b)	25,652
733	Fidelity Southern Corp.	16,910
437	First Bancorp (a)	15,579
2,432	First BanCorp (b)	14,641
105	First Citizens BancShares, Inc. - Class A	43,390
1,060	First Commonwealth Financial Corp.	14,978
535	First Connecticut Bancorp, Inc.	13,696
1,635	First Financial Bancorp (a)	47,987
409	First Financial Bankshares, Inc.	18,937
598	First Foundation, Inc. (a)(b)	11,087
723	First Guaranty Bancshares, Inc.	18,791
1,267	First Horizon National Corp.	23,858
320	First Interstate BancSystem, Inc. - Class A	12,656
500	First Merchants Corp.	20,850

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Banks (Continued)
405	First Mid-Illinois Bancshares, Inc.	$14,762
1,790	Fulton Financial Corp.	31,772
342	German American Bancorp, Inc.	11,406
365	Glacier Bancorp, Inc. (a)	14,009
343	Great Southern Bancorp, Inc.	17,133
1,332	Green Bancorp, Inc. (b)	29,637
550	Guaranty Bancorp	15,592
814	Hancock Holding Co.	42,084
402	Heartland Financial U.S.A., Inc.	21,326
867	Heritage Commerce Corp.	14,288
497	Hilltop Holdings, Inc. (a)	11,660
926	Hope Bancorp, Inc.	16,844
394	IBERIABANK Corp.	30,732
861	Independent Bank Corp.	19,717
879	International Bancshares Corp.	34,193
529	Investar Holding Corp.	13,675
1,515	Investors Bancorp, Inc.	20,665
981	Lakeland Bancorp, Inc.	19,473
267	Lakeland Financial Corp.	12,343
310	LegacyTexas Financial Group, Inc.	13,274
1,077	Live Oak Bancshares, Inc.	29,941
1,115	Macatawa Bank Corp.	11,451
833	MainSource Financial Group, Inc.	33,861
320	Mercantile Bank Corp.	10,640
299	MutualFirst Financial, Inc.	10,839
262	National Bankshares, Inc.	11,803
328	Nicolet Bankshares, Inc. (b)	18,063
885	Northeast Bancorp	18,142
355	Northrim BanCorp, Inc.	12,265
354	Ohio Valley Banc Corp.	14,815
458	Old Line Bancshares, Inc.	15,114
1,437	Old National Bancorp	24,285
1,571	Old Second Bancorp, Inc.	21,837
369	Pacific Premier Bancorp, Inc. (b)	14,834
708	PacWest Bancorp	35,067
104	Park National Corp.	10,791
1,184	Parke Bancorp, Inc.	24,627
333	Peapack Gladstone Financial Corp.	11,119
577	Peoples Bancorp, Inc.	20,455
371	People’s Utah Bancorp	11,983
596	Popular, Inc.	24,805
336	Preferred Bank (a)	21,571
667	Premier Financial Bancorp, Inc.	12,413
524	Prosperity Bancshares, Inc. (a)	38,058
353	QCR Holdings, Inc.	15,832
324	Republic Bancorp, Inc. - Class A	12,409
511	S&T Bancorp, Inc.	20,409
438	Sandy Spring Bancorp, Inc.	16,977
838	ServisFirst Bancshares, Inc.	34,207
1,465	Shore Bancshares, Inc.	27,630
148	Signature Bank (b)	21,009
317	Stock Yards Bancorp, Inc.	11,127
582	Summit Financial Group, Inc.	14,556
483	SVB Financial Group (b)	115,925
1,749	Synovus Financial Corp.	87,345
2,390	TCF Financial Corp. (a)	54,516
496	Texas Capital Bancshares, Inc. (b)	44,590
834	The Bank of N.T. Butterfield & Son Ltd.	37,430

Number of Shares		Value
	Banks (Continued)
912	TowneBank	$26,083
289	TriCo Bancshares	10,757
827	TriState Capital Holdings, Inc. (b)	19,228
493	Triumph Bancorp, Inc. (b)	20,312
386	Trustmark Corp. (a)	12,028
949	Two River Bancorp	17,129
342	UMB Financial Corp.	24,757
1,727	Umpqua Holdings Corp.	36,975
248	Union Bankshares, Inc.	12,598
397	Univest Corp. of Pennsylvania	10,997
1,796	Valley National Bancorp (a)	22,378
323	Washington Trust Bancorp, Inc.	17,361
709	WesBanco, Inc. (a)	29,991
901	West Bancorporation, Inc.	23,066
1,071	Western Alliance Bancorp (b)	62,236
852	Wintrust Financial Corp.	73,315
1,851	Zions Bancorporation (a)	97,603

		3,204,230

	Beverages - 0.24%
220	Boston Beer Co., Inc. - Class A (b)	41,591
9,877	Castle Brands, Inc. (a)(b)	12,247
142	Coca-Cola Bottling Co.	24,519
174	MGP Ingredients, Inc.	15,589
405	National Beverage Corp.	36,053

		129,999

	Biotechnology - 2.70%
261	Acceleron Pharma, Inc. (b)	10,205
1,777	Acorda Therapeutics, Inc. (b)	42,026
258	Agios Pharmaceuticals, Inc. (b)	21,099
1,373	Akebia Therapeutics, Inc. (b)	13,085
1,013	Alkermes Plc (a)(b)	58,713
346	Alnylam Pharmaceuticals, Inc. (a)(b)	41,209
2,238	AMAG Pharmaceuticals, Inc. (a)(b)	45,096
1,171	Amicus Therapeutics, Inc. (a)(b)	17,612
102	AnaptysBio, Inc. (b)	10,616
360	Arena Pharmaceuticals, Inc. (b)	14,220
2,119	Array BioPharma, Inc. (b)	34,582
288	Atara Biotherapeutics, Inc. (b)	11,232
563	Audentes Therapeutics, Inc. (b)	16,918
187	Avexis, Inc. (b)	23,109
235	Bluebird Bio, Inc. (b)	40,126
375	Blueprint Medicines Corp. (b)	34,387
3,433	Calithera Biosciences, Inc. (b)	21,628
4,406	Conatus Pharmaceuticals, Inc. (b)	25,863
1,090	Concert Pharmaceuticals, Inc. (b)	24,961
582	CytomX Therapeutics, Inc. (b)	16,558
776	Dynavax Technologies Corp. (b)	15,404
724	Eagle Pharmaceuticals, Inc. (a)(b)	38,148
392	Emergent BioSolutions, Inc. (b)	20,639
196	Enanta Pharmaceuticals, Inc. (b)	15,858
202	Esperion Therapeutics, Inc. (b)	14,611
563	Exact Sciences Corp. (a)(b)	22,706
1,434	Exelixis, Inc. (a)(b)	31,763
322	FibroGen, Inc. (b)	14,876
409	Foundation Medicine, Inc. (a)(b)	32,209
984	Genomic Health, Inc. (b)	30,789
301	Global Blood Therapeutics, Inc. (b)	14,538
555	Halozyme Therapeutics, Inc. (b)	10,872

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Biotechnology (Continued)
408	Heron Therapeutics, Inc. (b)	$11,261
2,358	ImmunoGen, Inc. (b)	24,806
2,007	Immunomedics, Inc. (b)	29,322
498	Ionis Pharmaceuticals, Inc. (a)(b)	21,952
675	Iovance Biotherapeutics, Inc. (b)	11,408
443	Jounce Therapeutics, Inc. (b)	9,901
800	Kura Oncology, Inc. (b)	15,000
83	Ligand Pharmaceuticals, Inc. - Class B (a)(b)	13,708
184	Loxo Oncology, Inc. (a)(b)	21,228
92	Madrigal Pharmaceuticals, Inc. (b)	10,745
4,149	MiMedx Group, Inc. (a)(b)	28,919
2,389	Myriad Genetics, Inc. (b)	70,595
2,235	Natera, Inc. (b)	20,718
306	Neurocrine Biosciences, Inc. (b)	25,377
16,100	PDL BioPharma, Inc. (a)(b)	47,334
1,878	Pieris Pharmaceuticals, Inc. (b)	12,808
369	PTC Therapeutics, Inc. (b)	9,985
222	Puma Biotechnology, Inc. (b)	15,107
199	Sage Therapeutics, Inc. (b)	32,053
668	Sangamo Therapeutics, Inc. (b)	12,692
208	Sarepta Therapeutics, Inc. (b)	15,411
782	Seattle Genetics, Inc. (a)(b)	40,930
1,010	Spectrum Pharmaceuticals, Inc. (b)	16,251
1,200	United Therapeutics Corp. (a)(b)	134,832
1,290	Vanda Pharmaceuticals, Inc. (b)	21,737
2,390	Veracyte, Inc. (b)	13,288

		1,473,026

	Building Products - 1.49%
2,118	A. O. Smith Corp.	134,684
727	AAON, Inc.	28,353
794	Allegion Plc	67,720
173	American Woodmark Corp. (b)	17,032
348	Apogee Enterprises, Inc.	15,086
684	Armstrong World Industries, Inc. (b)	38,509
1,941	Builders FirstSource, Inc. (b)	38,509
605	Caesarstone, Ltd.	11,888
780	Continental Building Products, Inc. (b)	22,269
1,318	Fortune Brands Home & Security, Inc. (a)	77,617
393	Lennox International, Inc. (a)	80,317
233	Masonite International Corp. (b)	14,295
656	NCI Building Systems, Inc. (a)(b)	11,611
982	Owens Corning, Inc. (a)	78,953
205	Patrick Industries, Inc. (b)	12,679
672	PGT Innovations, Inc. (b)	12,533
867	Quanex Building Products Corp.	15,086
312	Simpson Manufacturing Co., Inc.	17,968
512	Trex Co., Inc. (b)	55,690
807	Universal Forest Products, Inc.	26,187
835	USG Corp. (b)	33,751

		810,737

	Capital Markets - 2.81%
1,629	Artisan Partners Asset Management, Inc. - Class A	54,246
1,234	B. Riley Financial, Inc.	24,063
3,067	BGC Partners, Inc. - Class A	41,251
819	Cboe Global Markets, Inc.	93,448
573	Cohen & Steers, Inc.	23,298
106	Diamond Hill Investment Group, Inc.	21,895

Number of Shares		Value
	Capital Market (Continued)
2,716	E*TRADE Financial Corp. (b)	$150,494
1,353	Eaton Vance Corp.	75,321
643	Evercore Partners, Inc. - Class A	56,070
539	FactSet Research Systems, Inc. (a)	107,487
1,410	Federated Investors, Inc. - Class B (a)	47,094
326	Hamilton Lane, Inc. - Class A	12,137
390	HFF, Inc. - Class A	19,383
748	Houlihan Lokey, Inc.	33,361
372	INTL. FCStone, Inc. (b)	15,877
1,871	Lazard Ltd. - Class A	98,340
732	Legg Mason, Inc. (a)	29,756
1,302	LPL Financial Holdings, Inc. (a)	79,513
363	MarketAxess Holdings, Inc.	78,931
743	Moelis & Co. - Class A	37,782
478	Morningstar, Inc.	45,659
922	MSCI, Inc.	137,811
705	Oppenheimer Holdings, Inc. - Class A	18,154
130	Piper Jaffray Cos.	10,796
376	PJT Partners, Inc. - Class A	18,838
2,329	Pzena Investment Management, Inc. - Class A	25,922
1,551	SEI Investments Co.	116,185
338	Virtu Financial, Inc. - Class A	11,154
1,568	Waddell & Reed Financial, Inc. - Class A (a)	31,689
258	Westwood Holdings Group, Inc.	14,574

		1,530,529

	Chemicals - 1.74%
395	A. Schulman, Inc. (a)	16,985
2,035	AgroFresh Solutions, Inc. (b)	14,957
831	American Vanguard Corp.	16,786
358	Ashland Global Holdings, Inc.	24,985
1,344	Axalta Coating Systems, Ltd. (b)	40,575
379	Cabot Corp.	21,118
1,432	CF Industries Holdings, Inc.	54,029
222	Chase Corp.	25,852
927	Codexis, Inc. (b)	10,197
779	Core Molding Technologies, Inc.	13,890
487	Ferro Corp. (b)	11,308
305	H.B. Fuller Co. (a)	15,168
2,022	Huntsman Corp.	59,144
828	Ingevity Corp. (b)	61,015
3,008	Intrepid Potash, Inc. (b)	10,949
599	KMG Chemicals, Inc.	35,910
281	Koppers Holdings, Inc. (b)	11,549
465	Kraton Corp. (b)	22,185
687	Kronos Worldwide, Inc.	15,526
191	Minerals Technologies, Inc.	12,787
81	NewMarket Corp.	32,536
1,503	Olin Corp.	45,676
2,853	Platform Specialty Products Corp. (b)	27,474
799	PolyOne Corp.	33,974
196	Quaker Chemical Corp.	29,034
1,320	Rayonier Advanced Materials, Inc. (a)	28,340
655	RPM International, Inc.	31,224
279	Stepan Co.	23,207
997	The Chemours Co. (a)	48,564
210	The Scotts Miracle-Gro Co. - Class A (a)	18,008
752	Trinseo SA	55,686
1,089	Tronox, Ltd. - Class A	20,081

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Chemicals (Continued)
1,393	Valvoline, Inc. (a)	$30,827
258	Westlake Chemical Corp. (a)	28,677

		948,223

	Commercial Services & Supplies - 1.87%
2,731	ACCO Brands Corp.	34,274
6,173	ARC Document Solutions, Inc. (b)	13,581
800	Avery Dennison Corp.	85,000
243	Barrett Business Services, Inc.	20,140
1,008	Casella Waste Systems, Inc. - Class A (b)	23,567
216	Clean Harbors, Inc. (b)	10,543
629	Comfort Systems USA, Inc.	25,946
1,590	Copart, Inc. (a)(b)	80,979
539	Deluxe Corp. (a)	39,891
1,376	Essendant, Inc.	10,733
681	Healthcare Services Group, Inc.	29,610
868	Heritage-Crystal Clean, Inc. (b)	20,441
1,750	Herman Miller, Inc.	55,913
813	HNI Corp.	29,341
857	Interface, Inc.	21,596
459	KAR Auction Services, Inc. (a)	24,878
4,551	Kimball International, Inc. - Class B	77,549
814	Knoll, Inc.	16,435
902	LSC Communications, Inc.	15,740
205	McGrath RentCorp	11,006
251	Mobile Mini, Inc.	10,919
476	MSA Safety, Inc.	39,622
906	Pitney Bowes, Inc.	9,866
641	Quad/Graphics, Inc.	16,249
1,520	Rollins, Inc.	77,566
415	SP Plus Corp. (b)	14,774
2,012	Steelcase, Inc. - Class A	27,363
2,013	Sykes Enterprises, Inc. (b)	58,256
897	Team, Inc. (a)(b)	12,334
568	Tetra Tech, Inc.	27,804
761	The Brinks Co. (a)	54,297
402	Viad Corp.	21,085

		1,017,298

	Communications Equipment - 1.45%
582	Acacia Communications, Inc. (a)(b)	22,384
848	ADTRAN, Inc.	13,187
557	Applied Optoelectronics, Inc. (a)(b)	13,959
491	Arista Networks, Inc. (a)(b)	125,352
2,169	ARRIS International Plc (b)	57,630
2,729	Calix, Inc. (b)	18,694
347	Casa Systems, Inc. (a)(b)	10,181
1,376	Ciena Corp. (a)(b)	35,638
1,147	Clearfield, Inc. (b)	14,796
1,893	CommScope Holding Co., Inc. (b)	75,663
494	Comtech Telecommunications Corp.	14,766
2,114	Digi International, Inc. (b)	21,774
527	EchoStar Corp. - Class A (b)	27,810
7,657	Extreme Networks, Inc. (b)	84,763
969	Finisar Corp. (a)(b)	15,320
500	InterDigital, Inc.	36,800
1,623	KVH Industries, Inc. (b)	16,798
368	Lumentum Holdings, Inc. (a)(b)	23,478
279	NETGEAR, Inc. (a)(b)	15,959
1,520	NetScout Systems, Inc. (b)	40,052

Number of Shares		Value
	Communications Equipment (Continued)
1,515	Oclaro, Inc. (b)	$14,483
344	Plantronics, Inc.	20,767
1,248	Quantenna Communications, Inc. (b)	17,098
3,650	Ribbon Communications, Inc. (b)	18,615
339	Ubiquiti Networks, Inc. (a)(b)	23,323
154	ViaSat, Inc. (a)(b)	10,121

		789,411

	Construction & Engineering - 0.72%
957	AECOM (b)	34,098
660	Aegion Corp. (a)(b)	15,121
275	Argan, Inc. (a)	11,811
203	Dycom Industries, Inc. (a)(b)	21,849
423	EMCOR Group, Inc.	32,964
844	Fluor Corp. (a)	48,294
3,147	HC2 Holdings, Inc. (b)	16,553
896	IES Holdings, Inc. (b)	13,574
662	Jacobs Engineering Group, Inc.	39,157
1,181	KBR, Inc.	19,120
621	MasTec, Inc. (a)(b)	29,218
500	NV5 Global, Inc. (b)	27,875
2,495	Orion Group Holdings, Inc. (b)	16,442
505	Primoris Services Corp.	12,615
765	Quanta Services, Inc. (b)	26,278
1,495	Sterling Construction Co., Inc. (b)	17,133
576	Tutor Perini Corp. (a)(b)	12,701

		394,803

	Construction Materials - 0.11%
137	Eagle Materials, Inc.	14,118
513	Summit Materials, Inc. - Class A (a)(b)	15,537
162	United States Lime & Minerals, Inc.	11,855
278	US Concrete, Inc. (a)(b)	16,791

		58,301

	Consumer Finance - 1.00%
203	Credit Acceptance Corp. (a)(b)	67,073
3,453	Enova International, Inc. (b)	76,139
1,290	EZCORP, Inc. - Class A (b)	17,028
251	FirstCash, Inc.	20,394
427	Green Dot Corp. - Class A (b)	27,396
5,553	Navient Corp. (a)	72,855
510	Nelnet, Inc. - Class A	26,729
357	OneMain Holdings, Inc. (b)	10,689
648	PRA Group, Inc. (a)(b)	24,624
2,519	Regional Management Corp. (b)	80,205
3,790	Santander Consumer USA Holdings, Inc. (a)	61,777
5,225	SLM Corp. (b)	58,572

		543,481

	Containers & Packaging - 0.81%
308	AptarGroup, Inc.	27,668
283	Bemis Co., Inc.	12,316
1,101	Berry Plastics Group, Inc. (b)	60,346
854	Crown Holdings, Inc. (b)	43,340
1,905	Graphic Packaging Holding Co.	29,242
314	Greif, Inc. - Class A	16,406
2,215	Myers Industries, Inc.	46,847
1,321	Owens-Illinois, Inc. (b)	28,613
949	Packaging Corp. of America	106,952

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Containers & Packaging (Continued)
1,158	Sealed Air Corp.	$49,551
776	Silgan Holdings, Inc.	21,612

		442,893

	Distributors - 0.04%
623	Core-Mark Holding Co., Inc.	13,245
1,326	Funko, Inc. - Class A (b)	10,886

		24,131

	Diversified Consumer Services - 1.98%
2,702	Adtalem Global Education, Inc.	128,480
1,527	American Public Education, Inc. (b)	65,661
3,874	Bridgepoint Education, Inc. (b)	26,111
246	Bright Horizons Family Solutions, Inc. (a)(b)	24,531
3,846	Cambium Learning Group, Inc. (b)	43,075
491	Capella Education Co.	42,889
3,491	Career Education Corp. (b)	45,872
433	Carriage Services, Inc.	11,977
2,460	Chegg, Inc. (a)(b)	50,824
1,315	Collectors Universe, Inc.	20,659
87	Graham Holdings Co. - Class B	52,396
638	Grand Canyon Education, Inc. (a)(b)	66,939
4,372	H&R Block, Inc.	111,092
1,275	Hillenbrand, Inc.	58,522
1,906	Houghton Mifflin Harcourt Co. (b)	13,247
2,317	K12, Inc. (b)	32,855
1,604	Liberty Tax, Inc.	16,200
2,606	Regis Corp. (b)	39,429
746	Service Corp. International (a)	28,154
854	ServiceMaster Global Holdings, Inc. (b)	43,426
751	Sotheby’s - Class A (b)	38,534
505	Strayer Education, Inc.	51,030
1,024	Weight Watchers International, Inc. (b)	65,249

		1,077,152

	Diversified Financial Services - 0.25%
684	Cannae Holdings, Inc. (b)	12,900
707	Encore Capital Group, Inc. (b)	31,956
2,196	Tiptree, Inc. - Class A	13,945
831	Voya Financial, Inc.	41,966
361	World Acceptance Corp. (a)(b)	38,013

		138,780

	Diversified Telecommunication Services - 0.30%
351	Cogent Communications Holdings, Inc.	15,234
2,231	Frontier Communications Corp. (a)	16,554
2,097	IDT Corp. - Class B	13,148
2,159	Ooma, Inc. (b)	23,533
6,705	Vonage Holdings Corp. (b)	71,408
649	Zayo Group Holdings, Inc. (b)	22,170

		162,047

	Electric Utilities - 0.59%
446	ALLETE, Inc.	32,224
280	El Paso Electric Co.	14,280
1,736	Great Plains Energy, Inc.	55,187
718	Hawaiian Electric Industries, Inc.	24,685
240	IDACORP, Inc.	21,185
594	OGE Energy Corp.	19,465
599	Pinnacle West Capital Corp.	47,800
596	PNM Resources, Inc.	22,797

Number of Shares		Value
	Electric Utilities (Continued)
520	Portland General Electric Co.	$21,065
2,197	Spark Energy, Inc. - Class A (a)	26,035
696	Westar Energy, Inc.	36,603

		321,326

	Electrical Equipment - 0.61%
551	Atkore International Group, Inc. (b)	10,937
344	Belden, Inc. (a)	23,715
662	Brady Corp. - Class A	24,593
232	Encore Wire Corp.	13,154
253	EnerSys	17,551
347	Generac Holdings, Inc. (b)	15,931
327	Hubbell, Inc.	39,822
527	II-VI, Inc. (b)	21,554
1,967	LSI Industries, Inc.	15,952
442	Powell Industries, Inc.	11,863
450	Regal Beloit Corp.	33,008
949	Sensata Technologies Holding Plc (a)(b)	49,187
1,499	Vicor Corp. (b)	42,797
151	Woodward Governor Co. (a)	10,821

		330,885

	Electronic Equipment, Instruments & Components - 3.02%
842	Anixter International, Inc. (b)	63,782
791	Arrow Electronics, Inc. (b)	60,923
473	Avnet, Inc.	19,752
1,250	AVX Corp.	20,688
654	Bel Fuse, Inc. - Class B	12,361
1,066	Benchmark Electronics, Inc. (a)	31,820
1,808	CDW Corp.	127,120
1,526	Cognex Corp. (a)	79,337
183	Coherent, Inc. (a)(b)	34,294
1,716	Control4 Corp. (b)	36,860
2,185	Daktronics, Inc.	19,250
571	Dolby Laboratories, Inc. - Class A	36,293
2,170	Electro Scientific Industries, Inc. (b)	41,946
337	Fabrinet (b)	10,575
188	FARO Technologies, Inc. (b)	10,979
3,074	Fitbit, Inc. - Class A (b)	15,677
630	FLIR Systems, Inc.	31,506
428	Insight Enterprises, Inc. (b)	14,950
408	IPG Photonics Corp. (a)(b)	95,219
3,876	Iteris, Inc. (b)	19,225
503	Itron, Inc. (b)	35,990
1,661	Jabil, Inc.	47,721
1,312	KEMET Corp. (b)	23,787
1,344	Keysight Technologies, Inc. (b)	70,412
867	Kimball Electronics, Inc. (b)	14,002
1,326	Knowles Corp. (b)	16,694
107	Littelfuse, Inc.	22,275
285	Mercury Systems, Inc. (a)(b)	13,771
519	Methode Electronics, Inc.	20,293
295	MTS Systems Corp.	15,237
1,714	Napco Security Technologies, Inc. (b)	20,054
1,509	National Instruments Corp.	76,310
501	Novanta, Inc. (b)	26,127
167	OSI Systems, Inc. (b)	10,900
926	PC Connection, Inc. (a)	23,150
474	Plexus Corp. (b)	28,312
21,436	Radisys Corp. (b)	13,740

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components (Continued)
166	Rogers Corp. (b)	$19,844
1,438	Sanmina Corp. (a)(b)	37,604
544	ScanSource, Inc. (b)	19,339
92	SYNNEX Corp. (a)	10,893
347	Tech Data Corp. (a)(b)	29,540
2,242	Trimble, Inc. (b)	80,443
1,874	TTM Technologies, Inc. (b)	28,653
173	Universal Display Corp. (a)	17,473
1,951	Vishay Intertechnology, Inc. (a)	36,289
733	Zebra Technologies Corp. - Class A (b)	102,026

		1,643,436

	Energy Equipment & Services - 0.45%
1,148	Diamond Offshore Drilling, Inc. (a)(b)	16,830
341	Dril-Quip, Inc. (a)(b)	15,277
879	Exterran Corp. (b)	23,469
570	FTS International, Inc. (b)	10,482
995	Matrix Service Co. (b)	13,631
4,064	Noble Corp. Plc (b)	15,077
846	Oceaneering International, Inc. (a)	15,685
639	Oil States International, Inc. (b)	16,742
1,191	RigNet, Inc. (b)	16,198
3,414	Rowan Cos., Inc. - Class A (a)(b)	39,398
568	RPC, Inc. (a)	10,241
4,142	Tetra Technologies, Inc. (b)	15,532
3,540	Transocean, Ltd. (a)(b)	35,046

		243,608

	Food & Staples Retailing - 0.96%
532	Casey’s General Stores, Inc. (a)	58,398
1,791	Diplomat Pharmacy, Inc. (b)	36,089
1,090	Ingles Markets, Inc. - Class A	36,896
2,198	Natural Grocers by Vitamin Cottage, Inc. (b)	15,738
1,436	Performance Food Group Co. (b)	42,865
186	PriceSmart, Inc.	15,540
15,276	Rite Aid Corp. (a)(b)	25,664
1,656	SpartanNash Co.	28,500
1,732	Sprouts Farmers Market, Inc. (b)	40,650
757	SUPERVALU, Inc. (a)(b)	11,529
1,314	The Chefs’ Warehouse, Inc. (a)(b)	30,222
883	United Natural Foods, Inc. (b)	37,916
2,011	US Foods Holding Corp. (b)	65,900
1,158	Village Super Market, Inc. - Class A	30,536
1,093	Weis Markets, Inc.	44,791

		521,234

	Food Products - 1.15%
409	Alico, Inc.	11,125
1,270	Blue Buffalo Pet Products, Inc. (a)(b)	50,559
124	Calavo Growers, Inc. (a)	11,433
1,576	Darling International, Inc. (b)	27,265
3,399	Dean Foods Co.	29,299
1,330	Farmer Brothers Co. (b)	40,166
2,192	Flowers Foods, Inc. (a)	47,917
612	Fresh Del Monte Produce, Inc.	27,687
1,758	Freshpet, Inc. (a)(b)	28,919
1,124	Hostess Brands, Inc. (a)(b)	16,624
647	Ingredion, Inc. (a)	83,411
115	J&J Snack Foods Corp.	15,705
1,070	Lamb Weston Holdings, Inc.	62,295

Number of Shares		Value
	Food Products (Continued)
127	Lancaster Colony Corp.	$15,639
2,507	Lifeway Foods, Inc. (b)	15,017
515	Pilgrim’s Pride Corp. (a)(b)	12,674
735	Pinnacle Foods, Inc.	39,764
320	Post Holdings, Inc. (b)	24,243
319	Sanderson Farms, Inc. (a)	37,967
352	The Hain Celestial Group, Inc. (a)(b)	11,289
431	TreeHouse Foods, Inc. (a)(b)	16,494

		625,492

	Gas Utilities - 0.42%
414	Atmos Energy Corp. (a)	34,875
365	National Fuel Gas Co. (a)	18,779
378	New Jersey Resources Corp. (a)	15,158
247	Northwest Natural Gas Co. (a)	14,239
502	ONE Gas, Inc.	33,142
190	Southwest Gas Holdings, Inc.	12,850
209	Spire, Inc. (a)	15,111
1,511	UGI Corp.	67,119
237	WGL Holdings, Inc.	19,825

		231,098

	Health Care Equipment & Supplies - 4.17%
331	Abaxis, Inc.	23,375
603	ABIOMED, Inc. (a)(b)	175,467
314	Analogic Corp.	30,113
1,268	AngioDynamics, Inc. (b)	21,873
212	Anika Therapeutics, Inc. (b)	10,541
5,550	Antares Pharma, Inc. (b)	12,210
886	AtriCure, Inc. (b)	18,181
59	Atrion Corp.	37,247
1,894	AxoGen, Inc. (b)	69,131
332	Cantel Medical Corp.	36,988
1,253	Cardiovascular Systems, Inc. (b)	27,478
304	CONMED Corp.	19,252
1,762	Cutera, Inc. (b)	88,541
1,099	DexCom, Inc. (a)(b)	81,502
599	FONAR Corp. (b)	17,850
858	Glaukos Corp. (b)	26,452
2,053	Globus Medical, Inc. - Class A (a)(b)	102,280
776	Haemonetics Corp. (b)	56,772
739	Halyard Health, Inc. (a)(b)	34,053
709	Heska Corp. (b)	56,061
650	Hill-Rom Holdings, Inc. (a)	56,550
110	ICU Medical, Inc. (a)(b)	27,764
665	Inogen, Inc. (b)	81,689
691	Insulet Corp. (a)(b)	59,896
750	Integer Holdings Corp. (b)	42,413
593	Integra LifeSciences Holdings Corp. (a)(b)	32,817
293	iRhythm Technologies, Inc. (b)	18,444
820	K2M Group Holdings, Inc. (b)	15,539
1,876	Lantheus Holdings, Inc. (b)	29,828
1,427	LeMaitre Vascular, Inc.	51,700
283	LivaNova Plc (b)	25,046
631	Masimo Corp. (b)	55,496
1,166	Meridian Bioscience, Inc. (a)	16,557
423	Merit Medical Systems, Inc. (b)	19,183
451	Natus Medical, Inc. (b)	15,176
309	Neogen Corp. (b)	20,700
752	Novocure Ltd. (b)	16,394

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
1,082	NuVasive, Inc. (a)(b)	$56,491
1,161	NxStage Medical, Inc. (b)	28,862
1,229	OraSure Technologies, Inc. (b)	20,758
638	Orthofix International NV (b)	37,502
1,134	Oxford Immunotec Global Plc (b)	14,118
286	Penumbra, Inc. (a)(b)	33,076
858	Pulse Biosciences, Inc. (a)(b)	11,609
273	Quidel Corp. (b)	14,144
1,115	ResMed, Inc.	109,794
5,498	STAAR Surgical Co. (b)	81,370
464	STERIS Plc (a)	43,319
516	SurModics, Inc. (b)	19,634
1,954	Tactile Systems Technology, Inc. (a)(b)	62,137
204	Teleflex, Inc.	52,016
330	The Cooper Cos., Inc.	75,507
146	Utah Medical Products, Inc.	14,432
300	Varex Imaging Corp. (b)	10,734
527	West Pharmaceutical Services, Inc.	46,529
563	Wright Medical Group NV (a)(b)	11,170

		2,273,761

	Health Care Providers & Services - 2.58%
503	Acadia Healthcare Co., Inc. (a)(b)	19,708
2,143	Aceto Corp.	16,287
555	Addus HomeCare Corp. (b)	27,001
516	Almost Family, Inc. (b)	28,896
925	Amedisys, Inc. (b)	55,814
855	American Renal Associates Holdings, Inc. (b)	16,117
1,069	AMN Healthcare Services, Inc. (a)(b)	60,666
8,380	BioScrip, Inc. (b)	20,615
1,015	BioTelemetry, Inc. (b)	31,516
2,567	Brookdale Senior Living, Inc. (b)	17,225
234	Chemed Corp.	63,849
1,001	Civitas Solutions, Inc. (b)	15,415
3,648	Community Health Systems, Inc. (a)(b)	14,446
359	CorVel Corp. (b)	18,147
5,394	Cross Country Healthcare, Inc. (b)	59,927
1,150	Encompass Health Corp.	65,745
1,137	Envision Healthcare Corp. (b)	43,695
7,274	Genesis Healthcare, Inc. (b)	10,984
592	HealthEquity, Inc. (b)	35,840
1,534	Kindred Healthcare, Inc. (b)	14,036
787	LHC Group, Inc. (a)(b)	48,448
432	LifePoint Health, Inc. (a)(b)	20,304
305	Magellan Health Services, Inc. (a)(b)	32,665
612	MEDNAX, Inc. (b)	34,046
1,120	Molina Healthcare, Inc. (a)(b)	90,922
249	National Healthcare Corp.	14,848
1,763	National Research Corp. - Class A	51,568
765	Owens & Minor, Inc. (a)	11,896
682	Patterson Cos., Inc. (a)	15,161
1,108	PerkinElmer, Inc.	83,898
192	Providence Service Corp. (b)	13,275
3,496	R1 RCM, Inc. (b)	24,961
5,556	RadNet, Inc. (b)	80,006
961	Select Medical Holdings Corp. (b)	16,577
1,273	Surgery Partners, Inc. (b)	21,832
453	Teladoc, Inc. (a)(b)	18,256
395	The Ensign Group, Inc.	10,388

Number of Shares		Value
	Health Care Providers & Services (Continued)
419	Tivity Health, Inc. (b)	$16,613
1,845	Triple-S Management Corp. - Class B (b)	48,228
518	Trupanion, Inc. (b)	15,483
508	WellCare Health Plans, Inc. (b)	98,364

		1,403,668

	Health Care Technology - 0.65%
2,306	Allscripts Healthcare Solutions, Inc. (b)	28,479
354	athenahealth, Inc. (b)	50,633
379	Computer Programs & Systems, Inc.	11,067
357	Cotiviti Holdings, Inc. (a)(b)	12,295
532	Medidata Solutions, Inc. (a)(b)	33,415
389	Omnicell, Inc. (b)	16,883
5,284	Quality Systems, Inc. (b)	72,127
1,387	Simulations Plus, Inc.	20,458
388	Tabula Rasa HealthCare, Inc. (b)	15,054
966	Veeva Systems, Inc. - Class A (b)	70,537
958	Vocera Communications, Inc. (b)	22,436

		353,384

	Hotels, Restaurants & Leisure - 2.44%
1,982	Aramark	78,408
48	Biglari Holdings, Inc. (b)	19,604
464	Bloomin’ Brands, Inc.	11,266
760	Bluegreen Vacations Corp.	16,089
1,175	Bojangles’, Inc. (b)	16,274
859	Boyd Gaming Corp. (a)	27,368
1,253	Brinker International, Inc. (a)	45,233
2,475	Caesars Entertainment Corp. (b)	27,844
3,135	Callaway Golf Co.	51,289
2,607	Century Casinos, Inc. (b)	19,448
504	Cheesecake Factory, Inc. (a)	24,303
990	Choice Hotels International, Inc.	79,349
127	Churchill Downs, Inc. (a)	30,994
100	Cracker Barrel Old Country Store, Inc. (a)	15,920
258	Dave & Buster’s Entertainment, Inc. (b)	10,769
1,351	Del Taco Restaurants, Inc. (b)	13,996
1,622	Denny’s Corp. (b)	25,027
559	Domino’s Pizza, Inc. (a)	130,560
428	Dunkin’ Brands Group, Inc. (a)	25,547
1,638	El Pollo Loco Holdings, Inc. (b)	15,561
403	Eldorado Resorts, Inc. (b)	13,299
885	Extended Stay America, Inc.	17,496
843	Fiesta Restaurant Group, Inc. (b)	15,596
1,275	Fogo De Chao, Inc. (b)	20,081
518	Hilton Grand Vacations, Inc. (b)	22,284
440	Hyatt Hotels Corp. - Class A	33,554
922	ILG, Inc.	28,683
957	International Game Technology Plc	25,581
968	J Alexander’s Holdings, Inc. (b)	11,084
252	Jack in the Box, Inc.	21,503
681	La Quinta Holdings, Inc. (b)	12,878
242	Marriott Vacations Worldwide Corp. (a)	32,234
274	Nathan’s Famous, Inc.	20,249
387	Papa John’s International, Inc.	22,175
1,180	Penn National Gaming, Inc. (b)	30,987
1,363	Pinnacle Entertainment, Inc. (b)	41,094
393	Planet Fitness, Inc. - Class A (b)	14,844
2,394	Potbelly Corp. (b)	28,848
481	RCI Hospitality Holdings, Inc.	13,656

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure (Continued)
269	Red Robin Gourmet Burgers, Inc. (b)	$15,602
514	Red Rock Resorts, Inc. - Class A	15,050
1,273	Ruth’s Hospitality Group, Inc.	31,125
535	Scientific Games Corp. - Class A (b)	22,256
271	Six Flags Entertainment Corp. (a)	16,872
745	Speedway Motorsports, Inc.	13,276
304	Texas Roadhouse, Inc.	17,565
649	The Wendy’s Co.	11,390
203	Vail Resorts, Inc.	45,005
590	Wingstop, Inc.	27,866

		1,326,982

	Household Durables - 1.55%
906	AV Homes, Inc. (b)	16,806
697	Bassett Furniture Industries, Inc.	21,154
1,217	Beazer Homes USA, Inc. (a)(b)	19,411
75	Cavco Industries, Inc. (b)	13,031
370	Century Communities, Inc. (b)	11,082
858	Ethan Allen Interiors, Inc.	19,691
377	Flexsteel Industries, Inc.	14,922
3,118	GoPro, Inc. - Class A (a)(b)	14,935
2,156	Green Brick Partners, Inc. (b)	23,500
747	Hamilton Beach Brands Holding Co. - Class A	15,851
218	Helen of Troy, Ltd. (b)	18,966
676	Hooker Furniture Corp.	24,809
9,989	Hovnanian Enterprises, Inc. - Class A (b)	18,280
412	Installed Building Products, Inc. (a)(b)	24,741
480	iRobot Corp. (b)	30,811
2,341	KB Home (a)	66,602
953	La-Z-Boy, Inc.	28,542
234	LGI Homes, Inc. (a)(b)	16,513
1,132	Lifetime Brands, Inc.	14,037
827	M.D.C Holdings, Inc.	23,090
249	Meritage Homes Corp. (b)	11,267
38	NVR, Inc. (a)(b)	106,400
2,031	PulteGroup, Inc. (a)	59,894
728	Taylor Morrison Home Corp. - Class A (b)	16,948
527	Tempur Sealy International, Inc. (a)(b)	23,868
1,323	Toll Brothers, Inc.	57,220
329	TopBuild Corp. (b)	25,175
1,276	TRI Pointe Group, Inc. (b)	20,965
642	Tupperware Brands Corp.	31,060
400	Universal Electronics, Inc. (b)	20,820
2,710	ZAGG, Inc. (b)	33,062

		843,453

	Household Products - 0.34%
537	Central Garden & Pet Co. (b)	23,091
653	Central Garden & Pet Co. - Class A (b)	25,865
467	Energizer Holdings, Inc. (a)	27,824
2,401	HRG Group, Inc. (b)	39,592
124	Spectrum Brands Holdings, Inc. (a)	12,859
438	WD-40 Co.	57,685

		186,916

	Independent Power and Renewable Electricity Producers - 0.68%
18,511	Atlantic Power Corp. (b)	38,873
5,822	Dynegy, Inc. (a)(b)	78,713
2,749	NRG Energy, Inc.	83,927

Number of Shares		Value
	Independent Power and Renewable Electricity Producers (Continued)
2,258	NRG Yield, Inc. - Class A	$37,121
2,316	NRG Yield, Inc. - Class C	39,372
244	Ormat Technologies, Inc.	13,757
641	Pattern Energy Group, Inc. - Class A (a)	11,083
3,167	Vistra Energy Corp. (b)	65,969

		368,815

	Industrial Conglomerates - 0.23%
276	Carlisle Companies, Inc.	28,817
2,707	McDermott International, Inc. (b)	16,486
523	Otter Tail Corp.	22,672
467	Raven Industries, Inc.	16,368
4	Seaboard Corp.	17,060
110	Standex International Corp.	10,489
622	Tredegar Corp.	11,165

		123,057

	Insurance - 3.19%
54	Alleghany Corp. (a)	33,180
1,252	American Equity Investment Life Holding Co.	36,759
951	American Financial Group, Inc.	106,721
1,010	AMERISAFE, Inc. (a)	55,802
1,659	AmTrust Financial Services, Inc. (a)	20,422
244	Argo Group International Holdings, Ltd.	14,006
1,775	Arthur J. Gallagher & Co.	121,996
731	Assurant, Inc.	66,821
1,871	Assured Guaranty, Ltd.	67,730
3,370	Brown & Brown, Inc.	85,733
1,653	CNO Financial Group, Inc.	35,821
4,301	Crawford & Co. - Class B	35,354
662	Employers Holdings, Inc.	26,778
74	Enstar Group Ltd. (b)	15,559
419	Erie Indemnity Co. - Class A	49,291
431	Everest Re Group, Ltd.	110,689
1,194	First American Financial Corp. (a)	70,064
458	Global Indemnity Ltd.	15,810
725	Health Insurance Innovations, Inc. - Class A (b)	20,953
843	Heritage Insurance Holdings, Inc. (a)	12,780
279	Horace Mann Educators Corp.	11,927
208	Infinity Property & Casualty Corp.	24,627
124	Investors Title Co.	24,788
470	James River Group Holdings, Ltd.	16,671
201	Kemper Corp.	11,457
1,066	Kingstone Cos., Inc.	17,909
85	National Western Life Group, Inc. - Class A	25,915
1,792	Old Republic International Corp.	38,438
626	Primerica, Inc.	60,472
452	ProAssurance Corp.	21,945
686	Reinsurance Group of America, Inc.	105,644
391	RLI Corp.	24,785
147	Safety Insurance Group, Inc.	11,297
612	Selective Insurance Group, Inc.	37,148
269	The Hanover Insurance Group, Inc.	31,712
1,253	Third Point Reinsurance, Ltd. (b)	17,479
1,344	Torchmark Corp.	113,124
1,750	Universal Insurance Holdings, Inc.	55,825
1,191	W.R. Berkley Corp. (a)	86,586

		1,740,018

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Internet & Direct Marketing Retail - 0.84%
2,650	1-800-Flowers.Com, Inc. - Class A (b)	$31,270
1,341	Duluth Holdings, Inc. - Class B (a)(b)	25,117
1,570	Etsy, Inc. (a)(b)	44,054
2,953	FTD Cos., Inc. (b)	10,749
8,004	Groupon, Inc. (a)(b)	34,737
1,853	Lands’ End, Inc. (b)	43,268
486	Liberty Expedia Holdings, Inc. - Class A (a)(b)	19,090
838	Nutrisystem, Inc.	22,584
1,462	Overstock.com, Inc. (a)(b)	52,998
707	PetMed Express, Inc.	29,517
514	Shutterfly, Inc. (a)(b)	41,763
923	TripAdvisor, Inc. (a)(b)	37,741
974	Wayfair, Inc. - Class A (a)(b)	65,774

		458,662

	Internet Software & Services - 4.10%
1,274	2U, Inc. (b)	107,054
4,855	Aerohive Networks, Inc. (b)	19,614
698	Alarm.com Holdings, Inc. (b)	26,343
318	Alteryx, Inc. - Class A (b)	10,857
2,536	Amber Road, Inc. (b)	22,570
1,923	Appfolio, Inc. - Class A (b)	78,555
1,259	Apptio, Inc. - Class A (a)(b)	35,680
1,578	Blucora, Inc. (b)	38,819
2,035	Box, Inc. - Class A (b)	41,819
3,529	Brightcove, Inc. (b)	24,527
1,506	Carbonite, Inc. (b)	43,373
672	Cardlytics, Inc. (b)	9,831
1,338	Care.com, Inc. (b)	21,769
632	Cars.com, Inc. (a)(b)	17,905
2,174	ChannelAdvisor Corp. (b)	19,783
470	Cimpress NV (b)	72,709
576	Cloudera, Inc. (b)	12,430
1,786	CommerceHub, Inc. - Series A (b)	40,185
1,847	CommerceHub, Inc. - Series C (b)	41,539
607	Cornerstone OnDemand, Inc. (b)	23,740
225	CoStar Group, Inc. (b)	81,603
240	Coupa Software, Inc. (b)	10,949
23,770	DHI Group, Inc. (b)	38,032
260	Envestnet, Inc. (b)	14,898
1,718	Five9, Inc. (b)	51,179
637	GoDaddy, Inc. - Class A (b)	39,125
345	GrubHub, Inc. (a)(b)	35,007
349	GTT Communications, Inc. (b)	19,788
3,005	Hortonworks, Inc. (b)	61,212
873	IAC InterActive Corp. (a)(b)	136,520
1,272	Instructure, Inc. (b)	53,615
782	j2 Global, Inc. (a)	61,716
2,185	Leaf Group, Ltd. (b)	15,404
2,398	LivePerson, Inc. (b)	39,207
344	LogMeIn, Inc. (a)	39,749
1,307	Match Group, Inc. (a)(b)	58,083
678	MINDBODY, Inc. - Class A (b)	26,374
337	MuleSoft, Inc. - Class A (b)	14,821
553	New Relic, Inc. (a)(b)	40,988
2,526	NIC, Inc.	33,596
794	Nutanix, Inc. - Class A (b)	38,993
293	Okta, Inc. (b)	11,676
3,344	Ominto, Inc. (a)(b)	9,597

Number of Shares		Value
	Internet Software & Services (Continued)
3,344	Pandora Media, Inc. (a)(b)	$16,820
430	Q2 Holdings, Inc. (a)(b)	19,587
5,757	QuinStreet, Inc. (b)	73,517
1,601	Quotient Technology, Inc. (b)	20,973
558	SendGrid, Inc. (b)	15,702
494	Shutterstock, Inc. (a)(b)	23,786
178	SPS Commerce, Inc. (a)(b)	11,405
269	Stamps.com, Inc. (b)	54,083
2,794	TechTarget, Inc. (b)	55,545
12,783	The Meet Group, Inc. (b)	26,717
281	The Trade Desk, Inc. - Class A (b)	13,943
5,678	Tintri, Inc. (a)(b)	9,709
4,511	TrueCar, Inc. (b)	42,674
214	Tucows, Inc. - Class A (b)	11,984
549	Twilio, Inc. - Class A (b)	20,961
1,374	Web.com Group, Inc. (b)	24,869
1,735	XO Group, Inc. (b)	36,001
1,227	Yelp, Inc. - Class A (b)	51,227
1,163	Yext, Inc. (b)	14,712
195	Zillow Group, Inc. - Class A (b)	10,530
701	Zillow Group, Inc. - Class C (a)(b)	37,714

		2,233,693

	IT Services - 3.30%
567	Acxiom Corp. (b)	12,876
355	Black Knight, Inc. (b)	16,720
2,160	Blackhawk Network Holdings, Inc. (b)	96,552
2,269	Booz Allen Hamilton Holding Corp. - Class A	87,856
1,066	Broadridge Financial Solutions, Inc.	116,929
396	CACI International, Inc. - Class A (b)	59,935
1,084	Cardtronics Plc - Class A (b)	24,184
1,812	Conduent, Inc. (b)	33,776
3,676	Convergys Corp. (a)	83,151
1,088	CoreLogic, Inc. (a)(b)	49,210
1,294	CSG Systems International, Inc.	58,605
1,838	CSRA, Inc.	75,781
226	DST Systems, Inc.	18,905
470	EPAM Systems, Inc. (b)	53,824
438	Euronet Worldwide, Inc. (b)	34,567
3,447	Everi Holdings, Inc. (b)	22,647
1,520	EVERTEC, Inc.	24,852
538	ExlService Holdings, Inc. (b)	30,004
540	Forrester Research, Inc.	22,383
756	Gartner, Inc. (a)(b)	88,921
1,645	Genpact, Ltd.	52,623
5,812	Information Services Group, Inc. (b)	24,294
1,150	Leidos Holdings, Inc.	75,210
668	ManTech International Corp. - Class A	37,054
1,785	Maximus, Inc. (a)	119,131
1,853	Perficient, Inc. (b)	42,471
848	Sabre Corp. (a)	18,190
660	Science Applications International Corp.	52,008
2,319	Square, Inc. - Class A (a)(b)	114,095
2,831	StarTek, Inc. (b)	27,687
704	Switch, Inc. - Class A (a)	11,201
1,262	Syntel, Inc. (b)	32,219
2,154	The Hackett Group, Inc.	34,593
2,118	Travelport Worldwide, Ltd.	34,608
840	TTEC Holdings, Inc. (a)	25,788
2,157	Unisys Corp. (b)	23,188

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	IT Services (Continued)
1,141	VeriFone Systems, Inc. (b)	$17,549
447	Virtusa Corp. (b)	21,662
158	WEX, Inc. (b)	24,746

		1,799,995

	Leisure Products - 0.92%
651	Acushnet Holdings Corp.	15,032
1,726	American Outdoor Brands Corp. (b)	17,812
829	Brunswick Corp.	49,234
509	Johnson Outdoors, Inc. - Class A	31,558
970	Malibu Boats, Inc. - Class A (b)	32,214
1,817	Marine Products Corp.	25,456
3,490	MCBC Holdings, Inc. (b)	87,948
1,586	Nautilus, Inc. (b)	21,332
507	Polaris Industries, Inc. (a)	58,062
860	Pool Corp. (a)	125,749
504	Sturm, Ruger & Company, Inc.	26,460
686	Vista Outdoor, Inc. (b)	11,195

		502,052

	Life Sciences Tools & Services - 0.80%
153	Bio-Rad Laboratories, Inc. - Class A (b)	38,262
164	Bio-Techne Corp.	24,771
1,386	Bruker Corp.	41,469
400	Cambrex Corp. (a)(b)	20,920
541	Charles River Laboratories International, Inc. (b)	57,746
2,959	Enzo Biochem, Inc. (b)	16,215
1,245	Luminex Corp.	26,232
1,775	Medpace Holdings, Inc. (b)	61,965
1,627	NanoString Technologies, Inc. (b)	12,219
356	PRA Health Sciences, Inc. (b)	29,534
2,393	QIAGEN NV (b)	77,318
795	Syneos Health, Inc. (b)	28,223

		434,874

	Machinery - 3.49%
604	AGCO Corp.	39,169
225	Alamo Group, Inc.	24,727
182	Albany International Corp. - Class A	11,411
1,024	Allison Transmission Holdings, Inc. (a)	39,997
388	Altra Industrial Motion Corp. (a)	17,829
260	Badger Meter, Inc.	12,259
583	Barnes Group, Inc.	34,916
465	Blue Bird Corp. (b)	11,021
502	Briggs & Stratton Corp.	10,748
398	Chart Industries, Inc. (b)	23,494
716	Colfax Corp. (b)	22,840
1,234	Columbus McKinnon Corp.	44,227
501	Crane Co.	46,463
1,055	Donaldson Co., Inc.	47,528
612	Douglas Dynamics, Inc. (a)	26,530
232	EnPro Industries, Inc.	17,952
347	ESCO Technologies, Inc.	20,317
500	Federal Signal Corp.	11,010
253	Flowserve Corp. (a)	10,962
1,026	FreightCar America, Inc.	13,748
385	Gorman Rupp Co.	11,261
1,917	Graco, Inc. (a)	87,645
1,983	Hardinge, Inc.	36,329
1,042	Harsco Corp. (a)(b)	21,517

Number of Shares		Value
	Machinery (Continued)
396	Hurco Cos., Inc.	$18,176
215	Hyster-Yale Materials Handling, Inc.	15,035
788	IDEX Corp. (a)	112,298
418	ITT, Inc.	20,474
735	John Bean Technologies Corp. (a)	83,349
241	Kadant, Inc.	22,775
667	Kennametal, Inc. (a)	26,787
506	L.B. Foster Co. - Class A (b)	11,916
623	Lincoln Electric Holdings, Inc.	56,039
1,403	Meritor, Inc. (b)	28,846
283	NACCO Industries, Inc. - Class A	9,297
335	Navistar International Corp. (b)	11,715
398	Nordson Corp.	54,263
635	Omega Flex, Inc.	41,339
697	Oshkosh Corp.	53,857
396	Park-Ohio Holdings Corp.	15,385
326	Proto Labs, Inc. (b)	38,321
103	RBC Bearings, Inc. (b)	12,793
789	Rexnord Corp. (b)	23,418
409	Snap-on, Inc. (a)	60,344
636	Spartan Motors, Inc.	10,939
455	SPX FLOW, Inc. (b)	22,381
298	Sun Hydraulics Corp.	15,961
346	Tennant Co.	23,424
1,239	Terex Corp.	46,351
568	The Eastern Co.	16,188
441	The Greenbrier Companies, Inc. (a)	22,160
513	The Manitowoc Co., Inc. (b)	14,600
142	The Middleby Corp. (a)(b)	17,578
428	The Timken Co.	19,517
1,201	Toro Co.	75,002
1,320	TriMas Corp. (b)	34,650
819	Trinity Industries, Inc. (a)	26,724
570	Twin Disc, Inc. (b)	12,392
118	Valmont Industries, Inc. (a)	17,263
2,017	Wabash National Corp.	41,974
214	Wabtec Corp. (a)	17,420
149	Watts Water Technologies, Inc. - Class A	11,577
1,251	Xylem, Inc.	96,227

		1,902,655

	Marine - 0.12%
2,458	Costamare, Inc.	15,338
725	Genco Shipping & Trading Ltd. (b)	10,310
374	Kirby Corp. (a)(b)	28,779
3,412	Safe Bulkers, Inc. (b)	10,816

		65,243

	Media - 1.20%
240	AMC Networks, Inc. - Class A (a)(b)	12,408
2,604	Ascent Capital Group, Inc. - Class A (b)	9,583
52	Cable One, Inc.	35,730
4,264	Central European Media Enterprises Ltd. - Class A (b)	17,909
4,041	Entravision Communications Corp. - Class A	18,993
3,330	Gannett Co., Inc.	33,233
612	GCI Liberty, Inc. - Class A (b)	32,360
1,048	Gray Television, Inc. (a)(b)	13,310
462	John Wiley & Sons, Inc. - Class A	29,429
906	Liberty Media Group - Class C (a)(b)	27,950
866	Lions Gate Entertainment Corp. - Class A (a)	22,369

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Media (Continued)
751	Lions Gate Entertainment Corp. - Class B	$18,084
1,506	Live Nation Entertainment, Inc. (b)	63,463
398	Meredith Corp.	21,412
1,208	MSG Networks, Inc. - Class A (b)	27,301
1,628	New Media Investment Group, Inc.	27,904
170	Nexstar Media Group, Inc. - Class A	11,305
3,980	Salem Media Group, Inc.	14,328
644	Scholastic Corp. (a)	25,013
729	Sinclair Broadcast Group, Inc. - Class A (a)	22,818
1,573	TEGNA, Inc.	17,916
1,961	The Interpublic Group of Companies, Inc. (a)	45,162
71	The Madison Square Garden Co. - Class A (b)	17,452
1,653	The New York Times Co. - Class A	39,837
1,836	Townsquare Media, Inc. - Class A	14,559
780	tronc, Inc. (b)	12,808
641	World Wrestling Entertainment, Inc. - Class A	23,082

		655,718

	Metals & Mining - 0.87%
1,425	Alcoa Corp. (b)	64,068
418	Allegheny Technologies, Inc. (a)(b)	9,898
256	Carpenter Technology Corp.	11,295
1,224	Century Aluminum Co. (b)	20,245
1,751	Cleveland-Cliffs, Inc. (b)	12,169
469	Commercial Metals Co.	9,596
3,195	Ferroglobe Representation & Warranty Insurance Trust (b)(d)(f)	0
503	Gibraltar Industries, Inc. (b)	17,027
540	Materion Corp.	27,567
892	Olympic Steel, Inc.	18,295
593	Reliance Steel & Aluminum Co. (a)	50,844
241	Royal Gold, Inc.	20,695
707	Schnitzer Steel Industries, Inc. - Class A	22,871
1,757	Steel Dynamics, Inc.	77,694
1,976	SunCoke Energy, Inc. (a)(b)	21,262
2,482	Tahoe Resources, Inc.	11,641
1,376	United States Steel Corp.	48,421
530	Warrior Met Coal, Inc. (a)	14,845
314	Worthington Industries, Inc.	13,477

		471,910

	Multiline Retail - 0.81%
822	Big Lots, Inc. (a)	35,782
677	Burlington Stores, Inc. (a)(b)	90,142
343	Dillard’s, Inc. - Class A (a)	27,557
4,301	Fred’s, Inc. - Class A (a)	12,860
6,902	J.C. Penney Co., Inc. (a)(b)	20,844
2,231	Kohl’s Corp. (a)	146,153
1,387	Nordstrom, Inc. (a)	67,145
511	Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	30,813
4,777	Sears Holdings Corp. (b)	12,754

		444,050

	Multi-Utilities - 0.32%
981	Alliant Energy Corp. (a)	40,084
294	Avista Corp.	15,068
311	Black Hills Corp. (a)	16,887
1,637	MDU Resources Group, Inc. (a)	46,098
520	NorthWestern Corp.	27,976
407	Vectren Corp.	26,015

		172,128

Number of Shares		Value
	Oil, Gas & Consumable Fuels - 0.93%
312	Adams Resources & Energy, Inc.	$13,572
196	Arch Coal, Inc. - Class A (a)	18,008
1,391	Ardmore Shipping Corp. (b)	10,572
4,953	Cloud Peak Energy, Inc. (b)	14,413
1,537	CNX Resources Corp. (b)	23,716
382	CONSOL Energy, Inc. (b)	11,067
437	CVR Energy, Inc. (a)	13,206
427	Delek US Holdings, Inc.	17,379
300	Diamondback Energy, Inc. (a)(b)	37,956
2,527	Dorian LPG, Ltd. (b)	18,927
653	GasLog, Ltd.	10,742
2,294	Hallador Energy Co.	15,760
1,257	HollyFrontier Corp.	61,417
397	Matador Resources Co. (b)	11,874
593	Murphy Oil Corp. (a)	15,323
12,328	Navios Maritime Acquisition Corp.	10,356
7,211	Overseas Shipholding Group, Inc. - Class A (b)	20,479
4,281	Pacific Ethanol, Inc. (b)	12,843
1,067	Par Pacific Holdings, Inc. (b)	18,320
1,102	PBF Energy, Inc. - Class A	37,358
704	Peabody Energy Corp.	25,696
484	Targa Resources Corp. (a)	21,296
15,243	Teekay Tankers Ltd. - Class A (a)	18,139
1,733	Tellurian, Inc. (a)(b)	12,495
1,111	World Fuel Services Corp.	27,275
821	WPX Energy, Inc. (b)	12,134

		510,323

	Paper & Forest Products - 0.26%
555	Boise Cascade Co.	21,423
624	Domtar Corp. (a)	26,545
1,302	KapStone Paper and Packaging Corp.	44,672
972	Louisiana-Pacific Corp.	27,964
1,129	Verso Corp. - Class A (b)	19,012

		139,616

	Personal Products - 0.81%
255	Edgewell Personal Care Co. (a)(b)	12,449
1,006	Herbalife, Ltd. (a)(b)	98,055
433	Inter Parfums, Inc.	20,416
1,064	Medifast, Inc.	99,431
1,438	Natural Health Trends Corp. (a)	27,336
1,808	Nature’s Sunshine Products, Inc. (b)	19,888
999	Nu Skin Enterprises, Inc. - Class A	73,636
523	Revlon, Inc. - Class A (b)	10,774
929	USANA Health Sciences, Inc. (b)	79,801

		441,786

	Pharmaceuticals - 1.28%
1,514	Akorn, Inc. (b)	28,327
727	Amphastar Pharmaceuticals, Inc. (b)	13,631
497	Assembly Biosciences, Inc. (b)	24,423
1,090	Catalent, Inc. (b)	44,755
3,327	Corcept Therapeutics, Inc. (a)(b)	54,729
994	Corium International, Inc. (b)	11,401
5,605	Depomed, Inc. (a)(b)	36,937
13,774	Durect Corp. (b)	29,476
5,356	Endo International Plc (b)	31,815
3,558	Horizon Pharma Plc (b)	50,524
1,193	Impax Laboratories, Inc. (a)(b)	23,204
823	Innoviva, Inc. (b)	13,719

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Pharmaceuticals (Continued)
1,116	Intersect ENT, Inc. (b)	$43,859
2,019	Lannett Co., Inc. (a)(b)	32,405
2,548	Mallinckrodt Plc (a)(b)	36,895
287	MyoKardia, Inc. (b)	14,006
572	Nektar Therapeutics (a)(b)	60,781
372	Pacira Pharmaceuticals, Inc. (b)	11,588
1,033	Phibro Animal Health Corp. - Class A	41,010
1,002	Prestige Brands Holdings, Inc. (b)	33,787
1,034	Supernus Pharmaceuticals, Inc. (b)	47,357
267	Zogenix, Inc. (b)	10,693

		695,322

	Professional Services - 1.51%
4,510	Acacia Research Corp. (b)	15,785
1,417	BG Staffing, Inc.	26,909
1,552	CBIZ, Inc. (b)	28,324
422	CRA International, Inc.	22,066
1,236	Franklin Covey Co. (b)	33,248
504	FTI Consulting, Inc. (a)(b)	24,399
556	Heidrick & Struggles International, Inc.	17,375
428	Huron Consulting Group, Inc. (b)	16,307
520	ICF International, Inc.	30,394
518	Insperity, Inc.	36,027
496	Kelly Services, Inc. - Class A	14,404
1,318	Kforce, Inc. (a)	35,652
507	Korn/Ferry International (a)	26,156
903	ManpowerGroup, Inc.	103,935
708	Mistras Group, Inc. (b)	13,410
1,639	Navigant Consulting, Inc. (b)	31,534
965	On Assignment, Inc. (b)	79,014
1,372	Resources Connection, Inc.	22,226
2,013	Robert Half International, Inc. (a)	116,533
1,202	RPX Corp.	12,849
258	The Dun & Bradstreet Corp.	30,186
349	TriNet Group, Inc. (b)	16,166
1,336	TrueBlue, Inc. (b)	34,602
230	VSE Corp.	11,896
837	Willdan Group, Inc. (b)	23,729

		823,126

	Real Estate Management & Development - 0.85%
3,910	Altisource Portfolio Solutions SA (a)(b)	103,850
1,887	Forestar Group, Inc. (a)(b)	39,910
87	Howard Hughes Corp. (b)	12,104
457	Jones Lang LaSalle, Inc.	79,811
1,593	Marcus & Millichap, Inc. (a)(b)	57,444
2,165	Maui Land & Pineapple Co, Inc. (b)	25,222
1,049	Rafael Holdings, Inc. - Class B (b)	5,085
321	RE/MAX Holdings, Inc. - Class A	19,404
1,822	Realogy Holdings Corp. (a)	49,704
799	The RMR Group, Inc. - Class A	55,890
321	Transcontinental Realty Investors, Inc. (b)	13,036

		461,460

	Road & Rail - 0.62%
1,586	ArcBest Corp.	50,831
1,073	Avis Budget Group, Inc. (a)(b)	50,259
1,052	Daseke, Inc. (b)	10,299
386	Genesee & Wyoming, Inc. - Class A (b)	27,325
449	Knight-Swift Transportation Holdings, Inc. (a)	20,659

Number of Shares		Value
	Road & Rail (Continued)
580	Landstar System, Inc.	$63,597
473	Marten Transport, Ltd.	10,785
363	Old Dominion Freight Line, Inc.	53,350
252	Ryder System, Inc.	18,343
255	Saia, Inc. (b)	19,163
294	Werner Enterprises, Inc.	10,731

		335,342

	Semiconductors & Semiconductor Equipment - 2.75%
505	Advanced Energy Industries, Inc. (a)(b)	32,269
7,532	Advanced Micro Devices, Inc. (a)(b)	75,697
239	Ambarella, Inc. (a)(b)	11,709
3,038	Amkor Technology, Inc. (a)(b)	30,775
879	Axcelis Technologies, Inc. (b)	21,623
1,783	AXT, Inc. (b)	12,927
1,139	Brooks Automation, Inc.	30,844
358	Cabot Microelectronics Corp.	38,345
461	Cavium, Inc. (b)	36,594
1,151	Cirrus Logic, Inc. (b)	46,765
678	Cohu, Inc.	15,465
983	Cree, Inc. (b)	39,625
1,560	Cypress Semiconductor Corp. (a)	26,458
1,068	Diodes, Inc. (b)	32,531
2,811	DSP Group, Inc. (b)	33,170
1,147	Entegris, Inc.	39,916
812	First Solar, Inc. (b)	57,636
739	FormFactor, Inc. (b)	10,087
689	Ichor Holdings, Ltd. (b)	16,681
832	Integrated Device Technology, Inc. (b)	25,426
3,282	Marvell Technology Group, Ltd. (a)	68,922
667	Microsemi Corp. (b)	43,168
627	MKS Instruments, Inc.	72,513
832	Monolithic Power Systems, Inc. (a)	96,321
877	Nanometrics, Inc. (b)	23,591
4,378	ON Semiconductor Corp. (a)(b)	107,086
2,648	Photronics, Inc. (b)	21,846
7,186	Pixelworks, Inc. (b)	27,810
755	Power Integrations, Inc.	51,604
1,845	Rambus, Inc. (b)	24,778
1,090	Rudolph Technologies, Inc. (b)	30,193
503	Semtech Corp. (b)	19,642
5,401	Sigma Designs, Inc. (b)	33,486
198	Silicon Laboratories, Inc. (b)	17,800
2,439	Teradyne, Inc. (a)	111,487
1,361	Ultra Clean Holdings, Inc. (b)	26,199
1,166	Versum Materials, Inc. (a)	43,877
2,302	Xcerra Corp. (b)	26,818
702	Xperi Corp.	14,847

		1,496,531

	Software - 4.85%
1,571	8x8, Inc. (b)	29,299
4,865	A10 Networks, Inc. (b)	28,314
649	ACI Worldwide, Inc. (a)(b)	15,394
1,011	Agilysys, Inc. (b)	12,051
1,048	American Software, Inc. - Class A	13,624
1,108	ANSYS, Inc. (b)	173,612
1,181	Aspen Technology, Inc. (b)	93,169
861	Atlassian Corp. Plc - Class A (b)	46,425
425	Blackbaud, Inc.	43,269
314	Blackline, Inc. (b)	12,312

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Software (Continued)
306	Bottomline Technologies, Inc. (a)(b)	$11,857
3,310	Cadence Design System, Inc. (b)	121,709
421	Callidus Software, Inc. (b)	15,135
979	CommVault Systems, Inc. (b)	55,999
210	Ebix, Inc.	15,645
168	Ellie Mae, Inc. (a)(b)	15,446
263	ePlus, Inc. (b)	20,435
712	Everbridge, Inc. (a)(b)	26,059
292	Fair Isaac Corp. (b)	49,456
753	FireEye, Inc. (b)	12,748
1,193	Fortinet, Inc. (b)	63,921
4,166	Glu Mobile, Inc. (b)	15,706
355	Guidewire Software, Inc. (a)(b)	28,695
515	HubSpot, Inc. (a)(b)	55,774
320	Imperva, Inc. (b)	13,856
710	Jack Henry & Associates, Inc.	85,874
962	Manhattan Associates, Inc. (a)(b)	40,289
225	MicroStrategy, Inc. - Class A (b)	29,023
2,264	Mitek Systems, Inc. (b)	16,754
8,689	MobileIron, Inc. (b)	43,011
780	Model N, Inc. (b)	14,079
689	Monotype Imaging Holdings, Inc.	15,468
3,512	Nuance Communications, Inc. (a)(b)	55,314
465	Paycom Software, Inc. (a)(b)	49,936
229	Paylocity Holdings Corp. (b)	11,732
854	Pegasystems, Inc.	51,795
2,176	Progress Software Corp.	83,667
327	Proofpoint, Inc. (a)(b)	37,164
984	PROS Holdings, Inc. (b)	32,482
968	PTC, Inc. (b)	75,514
927	QAD, Inc. - Class A	38,610
364	Qualys, Inc. (b)	26,481
1,767	Rapid7, Inc. (b)	45,182
3,424	RealNetworks, Inc. (b)	10,477
822	RealPage, Inc. (a)(b)	42,333
1,398	RingCentral, Inc. - Class A (b)	88,773
2,667	Rosetta Stone, Inc. (b)	35,071
1,071	Splunk, Inc. (b)	105,376
1,126	SS&C Technologies Holdings, Inc.	60,399
2,304	Synchronoss Technologies, Inc. (b)	24,307
689	Tableau Software, Inc. - Class A (b)	55,685
562	Take-Two Interactive Software, Inc. (b)	54,952
7,400	The Rubicon Project, Inc. (b)	13,320
208	The Ultimate Software Group, Inc. (a)(b)	50,690
1,940	TiVo Corp. (a)	26,287
147	Tyler Technologies, Inc. (a)(b)	31,011
578	Upland Software, Inc. (a)(b)	16,641
901	Varonis Systems, Inc. (b)	54,510
2,018	VASCO Data Security International, Inc. (b)	26,133
865	Verint Systems, Inc. (a)(b)	36,849
3,413	Workiva, Inc. (b)	80,888
980	Zendesk, Inc. (a)(b)	46,913
6,476	Zix Corp. (b)	27,653
3,683	Zynga, Inc. - Class A (b)	13,480

		2,644,033

	Specialty Retail - 4.00%
1,581	Aaron’s, Inc. (a)	73,675
3,108	Abercrombie & Fitch Co. - Class A (a)	75,245

Number of Shares		Value
	Specialty Retail (Continued)
2,623	American Eagle Outfitters, Inc. (a)	$52,276
979	America’s Car-Mart, Inc. (b)	49,390
220	Asbury Automotive Group, Inc. (a)(b)	14,850
13,828	Ascena Retail Group, Inc. (b)	27,794
253	AutoNation, Inc. (a)(b)	11,835
1,870	Barnes & Noble Education, Inc. (b)	12,884
2,488	Barnes & Noble, Inc.	12,316
1,910	Bed Bath & Beyond, Inc.	40,091
2,898	Big 5 Sporting Goods Corp. (a)	21,010
2,502	Build-A-Bear Workshop, Inc. (b)	22,893
1,182	Caleres, Inc. (a)	39,715
560	Camping World Holdings, Inc. - Class A	18,060
5,859	Chico’s FAS, Inc. (a)	52,965
1,115	Citi Trends, Inc.	34,465
856	Conn’s, Inc. (b)	29,104
1,061	Dick’s Sporting Goods, Inc. (a)	37,188
1,254	DSW, Inc. - Class A (a)	28,165
4,127	Express, Inc. (b)	29,549
708	Five Below, Inc. (a)(b)	51,925
397	Floor & Decor Holdings, Inc. (a)(b)	20,692
1,324	Foot Locker, Inc.	60,295
4,420	Francesca’s Holdings Corp. (a)(b)	21,216
3,138	GameStop Corp. - Class A (a)	39,602
873	Genesco, Inc. (a)(b)	35,444
1,879	GNC Holdings, Inc. - Class A (a)(b)(c)	7,253
183	Group 1 Automotive, Inc. (a)	11,957
849	Guess?, Inc.	17,608
2,397	Haverty Furniture Cos., Inc.	48,300
1,720	Hibbett Sports, Inc. (a)(b)	41,194
1,090	Hudson Ltd. - Class A (b)	17,342
3,678	J. Jill, Inc. (a)(b)	16,257
3,057	Kirkland’s, Inc. (b)	29,622
193	Lithia Motors, Inc. - Class A (a)	19,400
1,374	Lumber Liquidators Holdings, Inc. (a)(b)	32,866
700	MarineMax, Inc. (b)	13,615
222	Monro, Inc.	11,899
240	Murphy USA, Inc. (a)(b)	17,472
512	National Vision Holdings, Inc. (b)	16,543
8,138	Office Depot, Inc.	17,497
5,549	Pier 1 Imports, Inc.	17,868
6,113	Rent-A-Center, Inc. (a)	52,755
346	REX American Resources Corp. (b)	25,189
647	RH (a)(b)	61,646
1,804	Sally Beauty Holdings, Inc. (a)(b)	29,676
1,211	Shoe Carnival, Inc.	28,822
498	Signet Jewelers Ltd. (a)	19,183
1,009	Sleep Number Corp. (b)	35,466
4,349	Sportsman’s Warehouse Holdings, Inc. (b)	17,744
1,325	Systemax, Inc.	37,829
1,951	Tailored Brands, Inc.	48,892
1,332	The Buckle, Inc. (a)	29,504
1,241	The Cato Corp. - Class A	18,292
694	The Children’s Place, Inc. (a)	93,863
9,664	The Container Store Group, Inc. (b)	52,572
2,121	The Finish Line, Inc. - Class A	28,718
2,846	The Michaels Cos., Inc. (a)(b)	56,095
2,700	Tile Shop Holdings, Inc.	16,200
5,143	Tilly’s, Inc. - Class A (a)	58,116
1,930	Urban Outfitters, Inc. (a)(b)	71,333
3,453	Vitamin Shoppe, Inc. (b)	15,021

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
999	Williams Sonoma, Inc. (a)	$52,707
232	Winmark Corp.	30,346
2,120	Zumiez, Inc. (b)	50,668

		2,179,974

	Technology Hardware, Storage & Peripherals - 0.53%
2,305	3D Systems Corp. (b)	26,715
4,908	Avid Technology, Inc. (b)	22,282
608	Electronics for Imaging, Inc. (a)(b)	16,617
1,131	NCR Corp. (a)(b)	35,649
2,380	Pure Storage, Inc. - Class A (b)	47,481
3,754	Quantum Corp. (b)	13,665
511	Stratasys Ltd. (b)	10,312
687	Synaptics, Inc. (a)(b)	31,416
1,881	Teradata Corp. (a)(b)	74,619
1,165	USA Technologies, Inc. (b)	10,485

		289,241

	Textiles, Apparel & Luxury Goods - 1.95%
562	Carter’s, Inc. (a)	58,504
846	Columbia Sportswear Co.	64,660
7,310	Crocs, Inc. (b)	118,787
562	Deckers Outdoor Corp. (b)	50,597
3,367	Fossil Group, Inc. (b)	42,761
725	G-III Apparel Group, Ltd. (b)	27,318
821	lululemon athletica, Inc. (b)	73,168
1,909	Michael Kors Holdings Ltd. (b)	118,511
770	Movado Group, Inc. (a)	29,568
490	Oxford Industries, Inc.	36,534
1,992	Perry Ellis International, Inc. (b)	51,394
739	Ralph Lauren Corp.	82,620
1,498	Skechers U.S.A., Inc. - Class A (a)(b)	58,257
1,419	Steven Madden, Ltd. (a)	62,294
1,066	Superior Uniform Group, Inc.	28,004
213	UniFirst Corp.	34,431
2,836	Vera Bradley, Inc. (b)	30,090
461	Weyco Group, Inc.	15,490
2,656	Wolverine World Wide, Inc. (a)	76,758

		1,059,746

	Thrifts & Mortgage Finance - 1.42%
464	Berkshire Hills Bancorp, Inc.	17,609
1,401	BofI Holding, Inc. (a)(b)	56,783
910	Brookline Bancorp, Inc.	14,742
895	Charter Financial Corp.	18,249
747	Entegra Financial Corp. (b)	21,663
488	Federal Agricultural Mortgage Corp. - Class C	42,466
843	Flagstar Bancorp, Inc. (b)	29,842
367	Greene County Bancorp, Inc.	13,469
242	Hingham Institution for Savings	49,852
375	Home Bancorp, Inc.	16,189
953	HomeStreet, Inc. (a)(b)	27,303
3,940	Impac Mortgage Holdings, Inc. (b)	31,126
74	LendingTree, Inc. (a)(b)	24,283
520	Malvern Bancorp, Inc. (b)	13,520
583	Meridian Bancorp, Inc.	11,747
216	Meta Financial Group, Inc.	23,587
1,828	New York Community Bancorp, Inc. (a)	23,819
1,752	NMI Holdings, Inc. - Class A (a)(b)	28,996
1,028	PennyMac Financial Services, Inc. - Class A (b)	23,284

Number of Shares		Value
	Thrifts & Mortgage Finance (Continued)
2,453	People’s United Financial, Inc.	$45,773
2,986	Radian Group, Inc.	56,853
1,303	Riverview Bancorp, Inc.	12,170
323	Southern Missouri Bancorp, Inc.	11,822
546	Timberland Bancorp, Inc.	16,598
739	United Financial Bancorp, Inc.	11,972
875	Walker & Dunlop, Inc. (a)	51,992
1,436	Washington Federal, Inc. (a)	49,686
973	Waterstone Financial, Inc.	16,833
1,177	Western New England Bancorp, Inc.	12,535

		774,763

	Tobacco - 0.05%
281	Universal Corp.	13,628
658	Vector Group, Ltd.	13,417

		27,045

	Trading Companies & Distributors - 1.78%
512	Air Lease Corp.	21,821
540	Applied Industrial Technologies, Inc.	39,366
1,013	Beacon Roofing Supply, Inc. (b)	53,760
1,328	BMC Stock Holdings, Inc. (a)(b)	25,962
539	CAI International, Inc. (b)	11,459
1,598	DXP Enterprises, Inc. (b)	62,242
563	EnviroStar, Inc. (a)	22,098
161	GATX Corp. (a)	11,027
894	GMS, Inc. (b)	27,321
1,102	H&E Equipment Services, Inc.	42,416
1,925	HD Supply Holdings, Inc. (b)	73,035
168	Herc Holdings, Inc. (a)(b)	10,912
3,828	Huttig Building Products, Inc. (b)	20,020
267	Kaman Corp.	16,586
1,339	Lawson Products, Inc. (b)	33,810
575	MSC Industrial Direct Co., Inc. - Class A	52,733
1,244	Nexeo Solutions, Inc. (b)	13,311
1,082	NOW, Inc. (a)(b)	11,058
672	Rush Enterprises, Inc. - Class A (a)(b)	28,553
588	Rush Enterprises, Inc. - Class B (b)	23,743
1,051	SiteOne Landscape Supply, Inc. (a)(b)	80,969
861	Textainer Group Holdings Ltd. (b)	14,594
1,280	Titan Machinery, Inc. (b)	30,157
473	Triton International Ltd.	14,474
480	United Rentals, Inc. (b)	82,910
1,289	Univar, Inc. (b)	35,770
710	Veritiv Corp. (b)	27,832
258	Watsco, Inc. - Class A (a)	46,690
577	WESCO International, Inc. (a)(b)	35,803

		970,432

	Water Utilities - 0.15%
303	American States Water Co.	16,077
691	Aqua America, Inc.	23,536
817	AquaVenture Holdings Ltd. (b)	10,147
2,116	Consolidated Water Co., Ltd. - Ordinary Shares	30,788

		80,548

	Wireless Telecommunication Services - 0.14%
684	Boingo Wireless, Inc. (b)	16,943
443	Shenandoah Telecommunications Co.	15,948

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Wireless Telecommunication Services (Continued)
1,003	Telephone & Data Systems, Inc.	$28,114
434	United States Cellular Corp. (b)	17,442

		78,447

	Total Common Stocks (Cost $35,166,766)	49,275,166

	INVESTMENT COMPANIES - 3.21%
	Exchange Traded Funds - 3.21%
15,669	Vanguard Extended Market ETF	1,748,034

	Total Investment Companies (Cost $1,505,346)	1,748,034

	REAL ESTATE INVESTMENT TRUSTS - 5.28%
	Real Estate Investment Trusts - 5.28%
2,354	AG Mortgage Investment Trust, Inc.	40,889
5,412	AGNC Investment Corp. (a)	102,395
404	Alexandria Real Estate Equities, Inc.	50,456
446	American Assets Trust, Inc.	14,901
2,056	American Homes 4 Rent - Class A	41,284
3,560	Anworth Mortgage Asset Corp.	17,088
1,662	Apollo Commercial Real Estate Finance, Inc.	29,883
1,336	Apple Hospitality REIT, Inc.	23,473
1,064	Ares Commercial Real Estate Corp.	13,140
1,437	ARMOUR Residential REIT, Inc.	33,453
3,309	Ashford Hospitality Prime, Inc.	32,163
7,056	Ashford Hospitality Trust, Inc.	45,582
1,249	Brandywine Realty Trust	19,834
683	Camden Property Trust	57,495
1,746	Capstead Mortgage Corp.	15,103
1,217	CareTrust REIT, Inc.	16,308
3,675	CBL & Associates Properties, Inc. (a)	15,325
4,064	Cedar Shopping Centers, Inc.	16,012
2,004	Chatham Lodging Trust	38,377
1,570	Cherry Hill Mortgage Investment Corp.	27,538
2,119	Chesapeake Lodging Trust (a)	58,929
5,792	Chimera Investment Corp.	100,839
2,904	Colony NorthStar, Inc. - Class A	16,320
565	CoreCivic, Inc.	11,029
467	CorEnergy Infrastructure Trust, Inc.	17,531
207	CoreSite Realty Corp. (a)	20,754
1,170	Corporate Office Properties Trust (a)	30,221
2,591	Cousins Properties, Inc.	22,490
553	CubeSmart	15,595
353	CyrusOne, Inc.	18,077
2,326	CYS Investments, Inc.	15,631
365	DCT Industrial Trust, Inc.	20,564
2,893	DDR Corp.	21,206
2,872	DiamondRock Hospitality Co. (a)	29,984
1,608	Duke Realty Corp.	42,580
4,279	Dynex Capital, Inc.	28,370
556	Easterly Government Properties, Inc.	11,342
168	EastGroup Properties, Inc.	13,887
1,356	Empire State Realty Trust, Inc. - Class A	22,767
545	Equity Commonwealth (b)	16,715
329	Equity LifeStyle Properties, Inc.	28,876
495	First Industrial Realty Trust, Inc.	14,469
2,158	Forest City Realty Trust, Inc. - Class A	43,721
528	Four Corners Property Trust, Inc.	12,191
864	Gaming and Leisure Properties, Inc.	28,918

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
623	Getty Realty Corp.	$15,712
982	Government Properties Income Trust	13,414
535	Gramercy Property Trust	11,626
700	Healthcare Trust of America, Inc. - Class A	18,515
1,235	Hersha Hospitality Trust	22,106
301	Highwoods Properties, Inc.	13,190
1,287	Hospitality Properties Trust	32,613
853	Hudson Pacific Properties, Inc.	27,748
1,209	InfraREIT, Inc.	23,491
3,318	Invesco Mortgage Capital, Inc.	54,349
774	Invitation Homes, Inc.	17,670
1,083	Iron Mountain, Inc.	35,587
2,467	iStar Financial, Inc. (b)	25,089
968	Kite Realty Group Trust	14,743
799	Ladder Capital Corp.	12,049
1,206	LaSalle Hotel Properties	34,986
1,051	Liberty Property Trust	41,756
179	Life Storage, Inc.	14,950
287	LTC Properties, Inc.	10,906
1,153	Mack-Cali Realty Corp.	19,267
1,178	Medical Properties Trust, Inc. (a)	15,314
4,941	MFA Financial, Inc.	37,206
1,323	MTGE Investment Corp.	23,682
378	National Retail Properties, Inc. (a)	14,840
1,700	National Storage Affiliates Trust	42,636
4,435	New Residential Investment Corp. (a)	72,956
2,931	New York Mortgage Trust, Inc. (a)	17,381
580	Omega Healthcare Investors, Inc. (a)	15,683
1,071	Paramount Group, Inc.	15,251
1,274	Park Hotels & Resorts, Inc.	34,423
991	Pebblebrook Hotel Trust (a)	34,041
2,282	Pennsylvania Real Estate Investment Trust	22,021
1,237	PennyMac Mortgage Investment Trust	22,303
1,059	Piedmont Office Realty Trust, Inc. - Class A	18,628
318	PotlatchDeltic Corp.	16,552
850	Preferred Apartment Communities, Inc. - Class A	12,061
136	PS Business Parks, Inc.	15,373
439	QTS Realty Trust, Inc. - Class A	15,901
2,199	Quality Care Properties, Inc. (a)(b)	42,727
1,174	Ramco-Gershenson Properties Trust	14,511
521	Rayonier, Inc.	18,329
1,695	Redwood Trust, Inc.	26,222
298	Regency Centers Corp.	17,576
1,162	Resource Capital Corp.	11,051
1,116	Retail Properties of America, Inc. - Class A	13,013
890	Rexford Industrial Realty, Inc.	25,623
2,181	RLJ Lodging Trust	42,399
271	Ryman Hospitality Properties, Inc. (a)	20,989
665	Select Income REIT	12,954
810	Senior Housing Properties Trust	12,685
2,675	Spirit Realty Capital, Inc.	20,758
2,407	Starwood Property Trust, Inc. (a)	50,427
2,202	Summit Hotel Properties, Inc.	29,969
482	Sun Communities, Inc.	44,040
3,165	Sunstone Hotel Investors, Inc.	48,171
803	Sutherland Asset Management Corp.	12,165
518	Tanger Factory Outlet Centers, Inc. (a)	11,396
382	Terreno Realty Corp.	13,183
750	The Geo Group, Inc.	15,352
2,969	Two Harbors Investment Corp. (a)	45,633

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued)
	Real Estate Investment Trusts (Continued)
3,119	Washington Prime Group, Inc. (a)	$20,804
1,717	Western Asset Mortgage Capital Corp.	16,638
424	WP Carey, Inc.	26,284
1,975	Xenia Hotels & Resorts, Inc.	38,947

	Total Real Estate Investment Trusts (Cost $2,665,540)	2,871,570

	RIGHTS - 0.00%
	Biotechnology - 0.00%
1,600	Dyax Corp. (c)(d)(f)	0

	Total Rights (Cost $0)	0

	SHORT TERM INVESTMENTS - 1.00%
	Money Market Funds - 1.00%
547,023	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.56% (e)	547,023

	Total Short Term Investments (Cost $547,023)	547,023

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 26.00%
	Investments Purchased with Proceeds from Securities Lending Collateral - 26.00%
14,164,130	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.91% (e)	14,164,130

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $14,164,130)	14,164,130

	Total Investments (Cost $54,048,805) - 125.95%	68,605,923
	Liabilities in Excess of Other Assets - (25.95)%	(14,134,563)

	TOTAL NET ASSETS - 100.00%	$54,471,360

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $7,253, which represents 0.00% of total net assets.
(d)	As of March 31, 2018, the Valuation Committee has fair valued these securities. The value of these securities was $0, which represents 0.00% of total net assets.
(e)	Seven-day yield as of March 31, 2018.
(f)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.

Glossary of Terms

ADR	-	American Depositary Receipt

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

Number of Shares		Value
	COMMON STOCKS - 92.95%
	Australia - 4.90%
27,799	Aristocrat Leisure, Ltd.	$519,022
14,453	Australia & New Zealand Banking Group, Ltd.	300,815
11,973	Bank of Queensland, Ltd.	101,631
25,541	Bendigo & Adelaide Bank, Ltd.	194,466
21,650	BHP Billiton, Ltd.	479,883
50,082	BlueScope Steel, Ltd.	589,223
20,280	Boral, Ltd.	116,981
5,720	Caltex Australia, Ltd.	138,945
3,304	CIMIC Group, Ltd.	113,716
5,777	Cochlear, Ltd.	811,364
10,538	Commonwealth Bank of Australia	589,304
8,727	Computershare, Ltd.	117,033
17,223	Crown Resorts, Ltd.	169,148
4,617	CSL, Ltd.	556,249
19,165	Flight Centre Travel Group, Ltd.	843,675
93,950	Fortescue Metals Group, Ltd.	316,487
18,317	Harvey Norman Holdings, Ltd.	52,371
47,326	Insurance Australia Group, Ltd.	274,014
8,057	LendLease Group - Stapled Security (e)	108,020
1,763	Macquarie Group, Ltd.	140,576
103,275	Medibank Private, Ltd.	231,803
7,400	National Australia Bank, Ltd.	163,366
22,427	Origin Energy, Ltd. (a)	151,350
3,334	REA Group, Ltd.	204,697
4,948	Rio Tinto, Ltd.	280,315
47,303	Santos, Ltd. (a)	186,564
18,729	SEEK, Ltd.	270,135
9,878	Sonic Healthcare, Ltd.	174,783
111,344	South32, Ltd.	279,827
13,201	Suncorp Group, Ltd.	136,148
15,975	Tabcorp Holdings, Ltd.	54,173
58,108	Telstra Corp., Ltd.	140,661
10,317	TPG Telecom, Ltd.	43,835
20,546	Treasury Wine Estates, Ltd.	268,438
12,893	Wesfarmers, Ltd.	413,154
14,404	Westpac Banking Corp.	319,040
28,457	Woolworths, Ltd.	577,592

		10,428,804

	Austria - 0.37%
3,497	ANDRITZ AG	195,546
2,904	Erste Group Bank AG	145,994
3,687	OMV AG	215,052
4,169	Raiffeisen Bank International AG	162,381
1,348	voestalpine AG	70,712

		789,685

	Belgium - 0.24%
2,038	Ageas SA	105,170
1,319	KBC Group NV	114,857
514	UCB SA	41,859
4,588	Umicore SA	243,051

		504,937

	Canada - 7.70%
4,531	Alimentation Couche-Tard, Inc. - Series B	202,820
2,839	Bank of Montreal	214,454
4,928	BlackBerry Ltd. (a)	56,649
43,339	Bombardier, Inc. - Class B (a)	126,147
2,279	CAE, Inc.	42,419

Number of Shares		Value
	Canada (Continued)
3,085	Canadian Imperial Bank of Commerce	$272,307
2,558	Canadian National Railway Co.	186,953
331	Canadian Pacific Railway, Ltd.	58,372
913	Canadian Tire Corp., Ltd. - Class A	120,047
990	CCL Industries, Inc. - Class B	49,978
73,406	Cenovus Energy, Inc.	625,035
2,728	CGI Group, Inc. - Class A (a)	157,326
20,675	CI Financial Corp.	442,915
1,407	Constellation Software, Inc.	954,654
7,455	Dollarama, Inc.	906,046
19,691	Element Fleet Management Corp.	63,428
34,457	Empire Co., Ltd. - Series A	691,627
703	Fairfax Financial Holdings Ltd.	356,354
4,168	Finning International, Inc.	100,516
6,675	First Quantum Minerals, Ltd.	93,725
1,107	Franco-Nevada Corp.	75,527
5,529	George Weston, Ltd.	445,118
6,106	Gildan Activewear, Inc.	176,353
2,178	Great-West Lifeco, Inc.	55,585
35,637	Husky Energy, Inc.	510,068
1,579	Imperial Oil, Ltd.	41,817
7,068	Industrial Alliance Insurance & Financial Services, Inc.	290,763
1,638	Intact Financial Corp.	123,084
8,478	Linamar Corp.	463,136
4,369	Loblaw Cos., Ltd.	220,730
6,838	Magna International, Inc.	385,170
11,375	Manulife Financial Corp.	211,193
1,222	Metro, Inc.	38,983
5,519	National Bank of Canada	259,768
14,311	Onex Corp.	1,032,156
24,881	Power Corp. of Canada	567,782
10,461	Power Financial Corp.	261,941
4,032	Rogers Communications, Inc. - Class B	180,076
14,425	Royal Bank of Canada	1,114,275
8,027	Saputo, Inc.	257,629
2,863	Shopify, Inc. - Class A (a)	356,267
3,344	Sun Life Financial, Inc.	137,331
2,172	Suncor Energy, Inc.	75,005
24,717	Teck Resources, Ltd. - Class B	636,558
1,159	TELUS Corp.	40,698
9,140	The Bank of Nova Scotia	563,007
13,101	The Jean Coutu Group PJC, Inc. - Class A	249,746
15,237	The Toronto-Dominion Bank	864,654
40,489	Valeant Pharmaceuticals International, Inc. (a)	644,568
5,737	West Fraser Timber Co., Ltd.	381,220

		16,381,980

	China - 0.04%
14,105	Sands China Ltd.	76,651

	Denmark - 1.66%
3,494	Carlsberg AS - Series B	417,165
1,608	Chr. Hansen Holding AS	139,168
2,577	Coloplast AS - Series B	218,573
3,052	Danske Bank AS	114,353
3,526	DSV AS	278,372
2,730	H. Lundbeck AS	153,334
20,076	Novo Nordisk AS - Series B	987,455
1,793	Novozymes AS - B Shares	93,344
5,252	Orsted AS	341,705

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Denmark (Continued)
1,884	Pandora AS	$203,842
18,618	TDC AS (a)	154,280
3,302	Tryg AS	76,934
1,634	Vestas Wind Systems AS	116,916
6,143	William Demant Holdings AS (a)	228,828

		3,524,269

	Finland - 0.72%
10,259	Fortum OYJ	220,394
1,155	Kone OYJ - Series B	57,644
4,852	Neste OYJ	337,724
7,148	Nokia OYJ	39,472
13,910	Orion OYJ-Class B	425,821
1,640	Sampo OYJ-Series A	91,369
14,395	Stora Enso OYJ-R Shares	264,672
2,653	UPM-Kymmene OYJ	98,357

		1,535,453

	France - 8.89%
739	Accor SA	39,924
1,688	Aeroports de Paris	367,751
793	Air Liquide SA	97,315
2,922	Alstom	131,790
1,780	Amundi SA	142,947
5,366	Arkema SA	700,526
6,221	Atos SE	852,336
15,497	AXA SA	411,957
5,544	BioMerieux	456,603
10,528	BNP Paribas SA	780,765
2,266	Bureau Veritas SA	58,903
1,979	Capgemini SE	246,929
5,006	Carrefour SA	103,824
8,923	Casino Guichard Perrachon SA	437,038
745	Cie de Saint-Gobain	39,340
1,782	Cie Generale des Etablissements Michelin	263,812
14,536	CNP Assurances	366,950
23,937	Credit Agricole SA	390,293
4,545	Danone SA	368,519
69	Dassault Aviation SA	131,819
2,263	Dassault Systemes SE	307,754
3,987	Eiffage SA	454,085
9,471	Electricite de France (EDF)	137,126
6,500	Engie SA	108,540
1,349	Essilor International Cie Generale d’Optique SA	181,981
4,512	Eurazeo SA	415,451
4,628	Faurecia SA	374,480
12,103	Getlink SE	172,749
1,163	Hermes International	689,371
1,958	Ingenico Group SA	158,925
4,470	Ipsen SA	694,798
1,209	Kering SA	579,858
2,428	Legrand SA	190,503
2,897	L’Oreal SA	654,313
3,310	LVMH Moet Hennessy Louis Vuitton SE	1,020,054
14,775	Natixis SA	121,234
1,789	Pernod Ricard SA	297,884
28,167	Peugeot SA	678,245
1,030	Remy Cointreau SA	146,923
10,237	Rexel SA	173,412

Number of Shares		Value
	France (Continued)
3,781	Safran SA	$401,277
8,452	Sanofi-Aventis SA	678,190
2,793	Schneider Electric SE	245,956
3,802	SEB SA	727,209
2,665	Societe BIC SA	264,916
9,888	Societe Generale SA	537,022
11,682	Total SA	669,609
9,066	Ubisoft Entertainment SA (a)	767,275
9,031	Veolia Environnement SA	214,553
3,350	Vinci SA	329,959
891	Wendel SA	138,936

		18,921,929

	Germany - 6.25%
2,152	1&1 Drillisch AG	145,200
3,459	adidas AG	841,567
5,039	Allianz SE	1,139,103
3,854	Axel Springer SE	322,400
6,256	BASF SE	634,468
7,453	Bayer AG	840,205
2,987	Beiersdorf AG	338,510
896	Brenntag AG	53,341
18,571	Commerzbank AG (a)	241,095
195	Continental AG	53,861
5,178	Covestro AG	509,863
482	Daimler AG	41,066
2,719	Deutsche Boerse AG	371,697
35,790	Deutsche Lufthansa AG	1,144,119
17,798	Deutsche Post AG	779,541
14,428	Deutsche Telekom AG	236,052
14,786	E.ON SE	164,304
3,654	Fraport AG Frankfurt Airport Services Worldwide	360,622
706	Fresenius Medical Care AG & Co. KGaA	72,106
2,086	Fresenius SE & Co. KGaA	159,506
1,243	HeidelbergCement AG	122,115
1,907	HOCHTIEF AG	356,474
8,220	HUGO BOSS AG	716,102
5,844	Infineon Technologies AG	157,164
2,201	KION Group AG	205,487
460	LANXESS AG	35,262
2,437	Merck KGaA	233,825
6,958	METRO AG	123,089
1,899	OSRAM Licht AG	139,742
6,112	RWE AG	151,078
7,601	SAP SE	797,968
3,150	Siemens AG	401,932
9,182	Telefonica Deutschland Holding AG	43,145
2,516	United Internet AG	158,535
5,923	Vonovia SE	293,721
3,432	Wirecard AG	406,836
9,474	Zalando SE (a)	516,984

		13,308,085

	Hong Kong - 3.65%
105,160	AIA Group, Ltd.	898,979
15,219	ASM Pacific Technology, Ltd.	214,410
7,831	BOC Hong Kong Holdings, Ltd.	38,417
37,856	CK Asset Holdings, Ltd.	319,470
3,349	CK Hutchison Holdings, Ltd.	40,239
35,975	Galaxy Entertainment Group, Ltd.	330,203

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hong Kong (Continued)
85,010	Hang Lung Group, Ltd.	$278,789
9,619	Hang Seng Bank, Ltd.	223,494
27,459	Henderson Land Development Co., Ltd.	180,051
104,223	HK Electric Investments & HK Electric Investments Ltd.-Stapled Security (e)	101,064
14,402	Hong Kong Exchange & Clearing, Ltd.	474,359
6,616	Hysan Development Co., Ltd.	35,110
1,525	Jardine Matheson Holdings, Ltd.	93,980
1,835	Jardine Strategic Holdings, Ltd.	70,544
108,625	Kerry Properties, Ltd.	491,201
166,930	Kingston Financial Group, Ltd.	75,090
4,121	Melco Resorts & Entertainment, Ltd. - ADR	119,427
33,690	Minth Group, Ltd.	154,573
41,548	MTR Corp., Ltd.	224,282
22,095	NWS Holdings, Ltd.	40,245
455,548	PCCW, Ltd.	264,386
92,013	Shangri-La Asia, Ltd.	186,828
744,864	SJM Holdings, Ltd.	652,570
4,212	Sun Hung Kai Properties, Ltd.	66,857
39,285	Swire Pacific Ltd. - Class A	397,823
38,594	Swire Properties, Ltd.	135,742
64,606	Techtronic Industries Co., Ltd.	379,179
29,706	The Bank of East Asia Ltd.	119,029
47,825	The Hong Kong and China Gas Co., Ltd.	98,556
98,342	The Wharf Holdings, Ltd.	340,489
213,765	WH Group, Ltd.	229,046
67,865	Wheelock & Co., Ltd.	497,793

		7,772,225

	Ireland - 0.36%
18,615	Bank of Ireland Group Plc	163,121
3,285	CRH Plc	111,269
474	DCC Plc	43,673
13,734	James Hardie Industries Plc	243,745
1,634	Kerry Group Plc-Series A (ID)	165,670
373	Kerry Group Plc-Series A (LN)	37,704

		765,182

	Israel - 0.95%
6,806	Bank Hapoalim BM	46,804
48,098	Bank Leumi Le-Israel BM	290,533
210,820	Bezeq the Israel Telecommunication Corp., Ltd.	270,209
2,059	Check Point Software Technologies, Ltd. (a)(b)	204,541
2,689	Frutarom Industries Ltd.	247,247
3,380	Mizrahi Tefahot Bank, Ltd.	64,747
1,962	Nice, Ltd. (a)	183,322
41,722	Teva Pharmaceutical Industries, Ltd.-ADR (b)	713,029

		2,020,432

	Italy - 2.43%
16,791	Assicurazioni Generali SpA	322,761
27,381	Davide Campari-Milano SpA	207,297
48,356	Enel SpA	295,901
4,473	EXOR NV	318,407
4,731	Ferrari NV	568,722
147,957	Intesa Sanpaolo SpA	538,713
75,086	Intesa Sanpaolo SpA-Savings Shares	284,414
8,073	Luxottica Group SpA	501,532
4,923	Mediobanca Banca di Credito Finanziario SpA	57,877
5,348	Poste Italiane SpA	48,850

Number of Shares		Value
	Italy (Continued)
8,014	Prysmian SpA	$251,657
10,535	Recordati SpA	388,693
585,518	Telecom Italia SpA (a)	555,946
688,250	Telecom Italia SpA - Savings Share	573,019
110,323	UnipolSai Assicurazioni SpA	262,320

		5,176,109

	Japan - 23.84%
2,731	ABC-Mart, Inc.	179,847
1,829	AEON Mall Co., Ltd.	38,468
673	Aisin Seiki Co., Ltd.	36,728
19,089	Alfresa Holdings Corp.	431,045
3,484	ANA Holdings, Inc.	135,006
5,600	Asahi Group Holdings, Ltd.	301,160
6,578	Asahi Kasei Corp.	87,921
20,422	Asics Corp.	380,379
26,039	Astellas Pharma, Inc.	398,292
5,803	Bandai Namco Holdings, Inc.	187,807
2,797	Benesse Holdings, Inc.	101,753
3,618	Bridgestone Corp.	159,170
9,401	Brother Industries, Ltd.	217,985
10,937	Calbee, Inc.	371,638
10,047	Canon, Inc.	364,488
322	Central Japan Railway Co.	61,451
3,758	Chugai Pharmaceutical Co., Ltd.	190,787
6,594	Coca-Cola Bottlers Japan, Inc.	272,316
20,139	Credit Saison Co., Ltd.	337,078
8,359	Daicel Corp.	91,790
5,238	Daifuku Co., Ltd.	310,548
6,152	Dai-ichi Life Holdings, Inc.	113,575
9,027	Daiichi Sankyo Co., Ltd.	302,819
1,145	Daito Trust Construction Co., Ltd.	194,956
4,955	Daiwa House Industry Co., Ltd.	190,883
3,519	DeNA Co., Ltd.	64,091
1,896	DENSO Corp.	104,289
1,090	Disco Corp.	232,980
3,408	Don Quijote Co., Ltd.	195,313
16,418	Electric Power Development Co., Ltd.	423,189
1,921	FamilyMart UNY Holdings Co., Ltd.	160,052
320	FANUC Corp.	82,353
1,237	Fast Retailing Co., Ltd.	496,944
8,061	FUJIFILM Holdings Corp.	321,905
46,336	Fujitsu, Ltd.	281,581
1,089	Hamamatsu Photonics K.K.	41,895
2,084	Hikari Tsushin, Inc.	336,162
6,042	Hitachi Construction Machinery Co., Ltd.	234,532
92,339	Hitachi, Ltd.	672,561
21,113	Honda Motor Co., Ltd.	730,860
449	Hoshizaki Corp.	40,029
11,129	Hoya Corp.	562,155
10,920	Idemitsu Kosan Co., Ltd.	417,807
45,168	Isetan Mitsukoshi Holdings, Ltd.	499,812
32,548	ITOCHU Corp.	635,570
3,550	Japan Airlines Co., Ltd.	144,542
2,402	Japan Airport Terminal Co., Ltd.	93,260
2,853	JTEKT Corp.	42,038
74,604	JXTG Holdings, Inc.	454,829
42,449	Kajima Corp.	399,079
33,774	Kakaku.com, Inc.	597,710
10,482	Kao Corp.	786,920

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
1,366	Keisei Electric Railway Co., Ltd.	$42,047
741	Keyence Corp.	462,872
5,478	Kikkoman Corp.	222,091
14,077	Kirin Holdings Co., Ltd.	374,759
41,490	Kobe Steel, Ltd. (a)	411,553
6,381	Komatsu, Ltd.	213,757
755	Konami Holdings Corp.	38,450
38,186	Konica Minolta, Inc.	324,618
4,525	Kose Corp.	951,259
3,101	Kyowa Hakko Kirin Co., Ltd.	67,346
5,334	Lawson, Inc.	364,644
9,815	LINE Corp. (a)	386,272
28,924	Lion Corp.	593,572
4,419	LIXIL Group Corp.	98,025
8,280	M3, Inc.	380,449
4,213	Makita Corp.	208,687
68,706	Marubeni Corp.	501,728
32,868	Mazda Motor Corp.	439,571
6,264	McDonald’s Holdings Co. Japan, Ltd.	296,449
17,891	Mebuki Financial Group, Inc.	69,496
3,013	Medipal Holdings Corp.	62,884
3,741	MEIJI Holdings Co., Ltd.	287,372
9,901	Minebea Mitsumi, Inc.	212,889
20,950	MISUMI Group, Inc.	580,224
50,998	Mitsubishi Chemical Holdings Corp.	496,541
20,286	Mitsubishi Corp.	546,080
50,639	Mitsubishi UFJ Financial Group, Inc.	336,527
46,901	Mitsubishi UFJ Lease & Finance Co., Ltd.	280,963
25,396	Mitsui & Co., Ltd.	437,011
2,206	Mitsui Chemicals, Inc.	70,039
12,552	Mixi, Inc.	469,629
199,633	Mizuho Financial Group, Inc.	363,807
326	Murata Manufacturing Co., Ltd.	44,999
4,681	Nabtesco Corp.	182,317
17,274	Nexon Co., Ltd. (a)	292,858
1,105	NH Foods, Ltd.	45,372
2,554	Nidec Corp.	393,083
19,709	Nikon Corp.	356,257
1,056	Nintendo Co., Ltd.	469,153
11,425	Nippon Electric Glass Co., Ltd.	331,191
1,277	Nippon Express Co., Ltd.	84,491
9,500	Nippon Telegraph & Telephone Corp.	443,204
1,123	Nissin Foods Holdings Co., Ltd.	77,914
3,658	Nitori Holdings Co., Ltd.	641,489
29,006	Nomura Holdings, Inc.	169,143
1,795	Nomura Research Institute, Ltd.	84,812
9,218	NTT Data Corp.	96,860
1,787	NTT DoCoMo, Inc.	45,557
36,558	Obayashi Corp.	402,718
3,086	Obic Co., Ltd.	260,051
56,701	Oji Holdings Corp.	365,453
8,417	Olympus Corp.	321,858
8,379	OMRON Corp.	489,807
3,483	Oracle Corp.	289,068
4,050	Oriental Land Co., Ltd.	414,384
22,858	ORIX Corp.	409,638
13,691	Osaka Gas Co., Ltd.	272,299
5,486	Otsuka Corp.	279,692
12,963	Panasonic Corp.	186,155

Number of Shares		Value
	Japan (Continued)
18,028	Persol Holdings Co., Ltd.	$523,834
18,127	Pola Orbis Holdings, Inc.	755,664
32,045	Recruit Holdings Co., Ltd.	803,164
42,166	Resona Holdings, Inc.	226,640
17,823	Ricoh Co., Ltd.	176,070
2,158	Rohm Co., Ltd.	204,839
2,239	Ryohin Keikaku Co., Ltd.	748,029
4,161	SBI Holdings, Inc.	97,767
3,841	Sega Sammy Holdings, Inc.	62,233
5,909	Seiko Epson Corp.	102,402
2,093	Sekisui Chemical Co., Ltd.	36,705
8,347	Sekisui House Ltd.	152,732
1,039	Seven & I Holdings Co., Ltd. - Series A	44,503
2,301	Sharp Corp. (a)	68,913
3,254	Shimadzu Corp.	89,762
1,291	Shimamura Co., Ltd.	160,973
9,418	Shinsei Bank, Ltd.	146,102
16,249	Shiseido Co., Ltd.	1,043,462
5,874	Showa Shell Sekiyu KK	79,962
631	SMC Corp.	256,690
1,234	Sohgo Security Services Co., Ltd.	60,643
2,760	Sompo Holdings, Inc.	111,209
12,029	Sony Corp.	591,831
4,404	Stanley Electric Co., Ltd.	165,356
24,444	Start Today Co., Ltd.	636,216
1,445	Subaru Corp.	47,834
6,482	SUMCO Corp.	169,294
35,176	Sumitomo Chemical Co., Ltd.	204,081
26,591	Sumitomo Corp.	445,467
2,312	Sumitomo Heavy Industries, Ltd.	88,335
6,104	Sumitomo Metal Mining Co., Ltd.	252,471
10,979	Sumitomo Mitsui Financial Group, Inc.	465,776
12,072	Sundrug Co., Ltd.	565,042
3,504	Suntory Beverage & Food, Ltd.	170,577
13,105	Suzuken Co., Ltd.	551,438
3,858	Suzuki Motor Corp.	209,464
6,606	Sysmex Corp.	600,234
5,040	Taiheiyo Cement Corp.	181,034
4,875	Taisei Corp.	250,037
6,088	Takeda Pharmaceutical Co., Ltd.	296,859
4,844	Teijin, Ltd.	92,048
5,620	Terumo Corp.	292,306
7,560	The Hachijuni Bank Ltd.	41,086
47,778	The Kansai Electric Power Co., Inc.	624,677
6,970	The Yokohama Rubber Co., Ltd.	161,539
3,665	THK Co., Ltd.	152,464
118,480	Tokyo Electric Power Co. Holdings, Inc. (a)	464,084
1,680	Tokyo Electron, Ltd.	310,785
1,921	Tokyo Gas Co., Ltd.	51,330
66,775	Tokyu Fudosan Holdings, Corp.	480,446
9,514	Tosoh Corp.	187,621
1,777	TOTO, Ltd.	93,169
3,850	Toyota Industries Corp.	232,749
10,880	Toyota Motor Corp.	706,456
5,459	Toyota Tsusho Corp.	184,484
2,878	Trend Micro, Inc.	169,721
4,031	Tsuruha Holdings, Inc.	580,153
4,695	Unicharm Corp.	135,420
2,970	Yakult Honsha Co., Ltd.	222,629
28,379	Yamada Denki Co., Ltd.	172,451

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
2,278	Yamaha Corp.	$100,061
3,279	Yamaha Motor Co., Ltd.	97,557
17,420	Yamazaki Baking Co., Ltd.	364,956
8,140	Yaskawa Electric Corp.	369,194
3,817	Yokogawa Electric Corp.	77,390

		50,760,202

	Jersey - 0.76%
7,276	Ferguson Plc	547,226
102,986	Glencore Plc	511,760
8,356	Shire Plc	415,876
9,103	WPP Plc	144,661

		1,619,523

	Luxembourg - 0.55%
19,230	ArcelorMittal (a)	610,789
144	Eurofins Scientific SE	75,884
2,234	Millicom International Cellular SA	152,883
4,102	RTL Group SA	340,565

		1,180,121

	Macau - 0.15%
26,638	MGM China Holdings Ltd.	69,282
68,153	Wynn Macau, Ltd.	249,797

		319,079

	Netherlands - 3.77%
7,600	ABN AMRO Group NV	229,166
73,620	Aegon NV	496,701
3,592	Airbus SE	415,802
1,321	Akzo Nobel NV	124,812
2,629	ASML Holding NV	521,315
17,999	CNH Industrial NV	222,415
36,562	Fiat Chrysler Automobiles NV (a)	745,730
2,850	Heineken Holding NV	293,862
1,399	Heineken NV	150,468
38,265	ING Groep NV	645,731
36,128	Koninklijke Ahold Delhaize NV	856,087
1,545	Koninklijke DSM NV	153,568
7,207	Koninklijke Philips NV	275,971
13,104	NN Group NV	582,211
1,189	QIAGEN NV (a)	38,438
5,672	Randstad Holding NV	373,558
24,324	RELX NV	504,210
14,365	STMicroelectronics NV	319,675
15,212	Unilever NV	858,649
4,080	Wolters Kluwer NV	216,995

		8,025,364

	New Zealand - 0.27%
39,340	Fisher & Paykel Healthcare Corp., Ltd.	376,856
34,910	Mercury NZ Ltd.	81,629
20,389	Meridian Energy, Ltd.	42,172
11,040	Ryman Healthcare Ltd.	84,956

		585,613

	Norway - 0.73%
6,130	DNB ASA	120,744
7,262	Gjensidige Forsikring ASA	133,565
15,316	Marine Harvest ASA	309,590
6,308	Norsk Hydro ASA	37,417

Number of Shares		Value
	Norway (Continued)
22,053	Orkla ASA	$237,665
17,723	Schibsted ASA - Class B	453,619
2,598	Statoil ASA	61,489
8,607	Telenor ASA	195,733

		1,549,822

	Portugal - 0.23%
26,476	Jeronimo Martins SGPS SA	481,562

	Singapore - 1.88%
19,423	DBS Group Holdings, Ltd.	410,259
90,367	Genting Singapore Plc	74,953
1,519,103	Golden Agri-Resources, Ltd.	407,243
1,256,691	Hutchison Port Holdings Trust	372,299
14,187	Jardine Cycle & Carriage, Ltd.	374,769
54,908	Oversea-Chinese Banking Corp., Ltd.	540,899
12,171	Singapore Airlines Ltd.	101,137
134,195	Singapore Exchange, Ltd.	757,588
101,809	StarHub, Ltd.	179,212
17,955	United Overseas Bank, Ltd.	377,813
28,031	UOL Group, Ltd.	183,790
230,932	Yangzijiang Shipbuilding Holdings, Ltd.	215,086

		3,995,048

	South Africa - 0.07%
20,316	Investec Plc	157,008

	Spain - 2.10%
18,593	Abertis Infraestructuras SA	416,817
6,161	ACS, Actividades de Construccion y Servicios SA	240,375
455	Aena SME SA	91,748
7,459	Amadeus IT Holdings SA - Class A	551,990
41,186	Banco Bilbao Vizcaya Argentaria SA	326,176
65,349	Banco de Sabadell SA	133,667
87,665	Banco Santander SA	573,801
3,945	Bankinter SA	40,615
4,960	Ferrovial SA	103,702
26,253	Industria de Diseno Textil SA	825,360
56,300	Mapfre SA	187,310
42,363	Repsol SA	753,030
23,095	Telefonica SA	228,799

		4,473,390

	Sweden - 1.51%
5,173	Atlas Copco AB - Class A	224,673
3,625	Atlas Copco AB - Class B	141,540
1,251	Boliden AB	44,021
5,002	Electrolux AB - Series B	157,961
29,177	Hennes & Mauritz AB - Series B	435,879
699	Hexagon AB - Class B	41,723
3,762	Husqvarna AB - Class B	36,369
3,858	ICA Gruppen AB	136,779
11,016	Industrivarden AB - C Shares	256,916
2,676	Investor AB - B Shares	118,877
6,945	Kinnevik AB - Class B	250,911
8,288	Sandvik AB	151,846
2,476	Securitas AB - Series B	42,158
1,539	Swedbank AB - A Shares	34,582
9,428	Swedish Match AB	427,255
12,941	Tele2 AB - B Shares	155,840
39,257	Telefonaktiebolaget LM Ericsson - Series B	249,987
16,430	Volvo AB - Class B	300,741

		3,208,058

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Switzerland - 5.58%
8,621	ABB, Ltd.	$204,992
1,409	Adecco Group AG	100,363
1,814	Baloise Holding AG	277,512
261	Barry Callebaut AG	510,453
3,281	Cie Financiere Richemont SA	294,837
11,640	Clariant AG	278,463
2,324	Credit Suisse Group AG	39,032
818	Dufry AG (a)	107,444
120	Geberit AG	53,067
60	Givaudan SA	136,881
1,536	Julius Baer Group, Ltd.	94,528
4,176	Kuehne & Nagel International AG	657,741
830	Lonza Group AG	195,747
27,144	Nestle SA	2,145,503
15,078	Novartis AG	1,219,522
4,699	Pargesa Holding SA	416,937
987	Partners Group Holding AG	734,451
6,155	Roche Holdings AG	1,411,939
214	SGS SA	526,425
51	Sika AG	400,052
1,934	Sonova Holding AG	307,473
936	Straumann Holding AG	590,563
1,155	Swiss Life Holding AG	411,604
271	Swisscom AG	134,444
458	The Swatch Group AG - Group I	202,090
1,938	The Swatch Group AG - Group N	162,525
6,875	UBS Group AG	121,130
459	Zurich Insurance Group AG	151,407

		11,887,125

	United Kingdom - 13.35%
60,470	3i Group Plc	729,863
24,030	Admiral Group Plc	621,953
40,685	Anglo American Plc	947,741
2,546	Ashtead Group Plc	69,421
6,057	Associated British Foods Plc	211,761
9,584	AstraZeneca Plc	658,815
148,847	Auto Trader Group Plc	731,644
5,057	BAE Systems Plc	41,375
17,809	Barratt Developments Plc	132,522
9,519	Berkeley Group Holdings Plc	506,024
14,898	BHP Billiton Plc	294,432
55,743	BP Plc	375,991
13,422	British American Tobacco Plc	775,882
26,654	British Sky Broadcasting Group Plc	485,424
39,713	Burberry Group Plc	946,616
18,119	Capita Plc	36,619
3,940	Carnival Plc	253,591
118,877	Centrica Plc	238,024
3,098	Coca-Cola European Partners Plc	129,063
10,965	Coca-Cola HBC AG	405,777
24,903	Compass Group Plc	508,492
3,084	Croda International Plc	198,120
14,974	Diageo Plc	506,415
19,487	Direct Line Insurance Group Plc	104,343
19,288	easyJet Plc	434,787
34,567	GlaxoSmithKline Plc	671,326
44,356	Hargreaves Lansdown Plc	1,018,128
161,500	HSBC Holdings Plc	1,516,597

Number of Shares		Value
	United Kingdom (Continued)
5,416	Imperial Brands Plc	$184,412
6,318	InterContinental Hotels Group Plc	378,527
94,494	International Consolidated Airlines Group SA	818,117
5,009	Intertek Group Plc	327,879
203,508	J. Sainsbury Plc	682,663
45,075	Kingfisher Plc	184,911
124,791	Legal & General Group Plc	452,148
299,693	Lloyds Banking Group Plc	272,608
6,032	London Stock Exchange Group Plc	349,269
106,919	Marks & Spencer Group Plc	406,126
32,350	Mediclinic International Plc	272,941
26,808	Meggitt Plc	162,631
10,390	Merlin Entertainments Plc	50,522
1,675	Micro Focus International Plc	23,389
1,478	Mondi Plc	39,726
9,580	Next Plc	640,412
11,821	Old Mutual Plc	39,776
4,228	Pearson Plc	44,575
10,020	Persimmon Plc	355,631
22,351	Prudential Plc	558,521
24,603	RELX Plc	505,390
10,331	Rio Tinto Plc	524,236
15,733	Rolls-Royce Holdings Plc (a)	192,353
24,535	Royal Dutch Shell Plc - Class A	776,249
14,245	Royal Dutch Shell Plc - Class B	458,381
201,378	Royal Mail Plc	1,528,411
3,073	Schroders Plc	137,880
33,138	Smith & Nephew Plc	619,911
10,632	Smiths Group Plc	226,156
5,860	Standard Chartered Plc	58,731
8,216	Standard Life Aberdeen Plc	41,472
67,214	Taylor Wimpey Plc	174,131
118,138	Tesco Plc	341,915
46,551	The Sage Group Plc	418,280
6,204	Travis Perkins Plc	107,565
18,949	TUI AG	406,334
15,840	Unilever Plc	878,525
267,803	Vodafone Group Plc	732,716
166,021	Wm Morrison Supermarkets Plc	498,123

		28,422,289

	Total Common Stocks (Cost $168,064,979)	197,869,945

	INVESTMENT COMPANIES - 4.38%
	Canada - 0.37%
28,709	iShares MSCI Canada ETF	791,220

	Switzerland - 4.01%
122,446	iShares MSCI EAFE ETF	8,532,037

	Total Investment Companies (Cost $9,077,758)	9,323,257

	PARTICIPATORY NOTES - 0.03%
	Switzerland - 0.03%
268	Schindler Holdings AG (d)	57,826

	Total Participatory Notes (Cost $60,588)	57,826

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	PREFERRED STOCKS - 0.27%
	Germany - 0.27%
6,028	FUCHS PETROLUB SE - Preference Shares	$327,228
2,234	Porsche Automobil Holding SE	186,223
3,645	Schaeffler AG	56,294

	Total Preferred Stocks (Cost $519,393)	569,745

	REAL ESTATE INVESTMENT TRUSTS - 0.66%
	Australia - 0.02%
8,212	Goodman Group	53,395

	France - 0.27%
929	Fonciere Des Regions	102,486
1,546	Gecina SA	268,280
2,075	ICADE	201,451

		572,217

	Hong Kong - 0.10%
23,827	Link Real Estate Investment Trust	204,239

	Singapore - 0.11%
104,161	CapitaLand Commercial Trust	146,011
60,285	Suntec Real Estate Investment Trust	87,405

		233,416

	United Kingdom - 0.16%
40,514	Segro Plc	341,914

	Total Real Estate Investment Trusts (Cost $1,381,439)	1,405,181

	SHORT TERM INVESTMENTS - 0.78%
	Money Market Funds - 0.78%
1,661,097	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.56% (c)	1,661,097

	Total Short Term Investments (Cost $1,661,097)	1,661,097

Number of Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 0.44%
	Investments Purchased with Proceeds from Securities Lending Collateral - 0.44%
929,168	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.91% (c)	$929,168

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $929,168)	929,168

	Total Investments (Cost $181,694,422) - 99.51%	211,816,219
	Other Assets in Excess of Liabilities - 0.49%	1,056,295

	TOTAL NET ASSETS - 100.00%	$212,872,514

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of March 31, 2018.
(d)	Represents the value of the underlying security. See note 3t. of the Notes to financial statements.
(e)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

Glossary of Terms

ADR	-	American Depositary Receipt
ID	-	Irish Stock Exchange
LN	-	London Stock Exchange

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY

March 31, 2018

COMMON STOCKS
Aerospace & Defense	0.71%
Air Freight & Logistics	1.08%
Airlines	1.30%
Auto Components	1.20%
Automobiles	2.00%
Banks	7.68%
Beverages	1.85%
Biotechnology	0.26%
Building Products	0.13%
Capital Markets	2.67%
Chemicals	2.85%
Commercial Services & Supplies	0.17%
Communications Equipment	0.14%
Construction & Engineering	1.24%
Construction Materials	0.36%
Consumer Finance	0.35%
Containers & Packaging	0.02%
Distributors	0.18%
Diversified Consumer Services	0.05%
Diversified Financial Services	1.72%
Diversified Telecommunication Services	1.56%
Electric Utilities	1.14%
Electrical Equipment	0.72%
Electronic Equipment, Instruments & Components	1.72%
Food & Staples Retailing	3.77%
Food Products	3.75%
Gas Utilities	0.20%
Health Care Equipment & Supplies	2.35%
Health Care Providers & Services	0.85%
Health Care Technology	0.18%
Hotels, Restaurants & Leisure	2.67%
Household Durables	1.65%
Household Products	0.71%
Independent Power and Renewable Electricity Producers	0.22%
Industrial Conglomerates	0.67%
Insurance	5.01%
Internet & Direct Marketing Retail	0.54%
Internet Software & Services	1.21%
IT Services	1.57%
Leisure Products	0.33%
Life Sciences Tools & Services	0.15%
Machinery	1.82%
Marine	0.31%
Media	1.32%
Metals & Mining	3.03%
Multiline Retail	1.25%
Multi-Utilities	0.33%
Oil, Gas & Consumable Fuels	2.98%

Paper & Forest Products	0.54%
Personal Products	1.76%
Pharmaceuticals	4.99%
Professional Services	1.52%
Real Estate Management & Development	1.99%
Road & Rail	0.44%
Semiconductors & Semiconductor Equipment	1.00%
Software	2.49%
Specialty Retail	2.18%
Technology Hardware, Storage & Peripherals	0.58%
Textiles, Apparel & Luxury Goods	3.15%
Tobacco	0.65%
Trading Companies & Distributors	2.06%
Transportation Infrastructure	0.88%
Wireless Telecommunication Services	0.75%

TOTAL COMMON STOCKS	92.95%

INVESTMENT COMPANIES
Exchange Traded Funds	4.38%

TOTAL INVESTMENT COMPANIES	4.38%

PARTICIPATORY NOTES
Machinery	0.03%

TOTAL PARTICIPATORY NOTES	0.03%

PREFERRED STOCKS
Auto Components	0.03%
Automobiles	0.09%
Chemicals	0.15%

TOTAL PREFERRED STOCKS	0.27%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	0.66%

TOTAL REAL ESTATE INVESTMENT TRUSTS	0.66%

SHORT TERM INVESTMENTS
Money Market Funds	0.78%

TOTAL SHORT TERM INVESTMENTS	0.78%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
Investments Purchased with Proceeds from Securities Lending Collateral	0.44%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	0.44%

TOTAL INVESTMENTS	99.51%
Other Assets in Excess of Liabilities	0.49%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

Principal Amount		Value
	ASSET BACKED SECURITIES - 17.43%
395,000	AIMCO CLO Series 2015-A, 2.572% (3 Month LIBOR USD + 0.850%, 0.850% Floor), 01/15/2028 (b)(c)	$395,060
222,824	Ajax Mortgage Loan Trust Series 2017-B, 3.163%, 09/25/2056 (a)(c)	220,300
510,000	Ally Auto Receivables Trust Series 2017-4, 1.750%, 12/15/2021	503,498
395,000	Ally Master Owner Trust Series 2018-1, 2.700%, 01/15/2023	392,644
250,000	Americredit Automobile Receivables Trust Series 2016-4, 1.530%, 07/08/2021	247,545
320,000	AmeriCredit Automobile Receivables Trust Series 2017-3-A3, 1.900%, 03/18/2022	315,599
392,000	AMMC CLO 21 Ltd. Series 2017-21, 3.028% (3 Month LIBOR USD + 1.250%, 0.000% Floor), 11/02/2030 (b)(c)	394,737
500,000	Apidos CLO XII Series 2013-12A, 3.118% (3 Month LIBOR USD + 1.080%, 0.000% Floor), 04/15/2031 (b)(c)	502,101
250,000	Atlas Senior Loan Fund X Ltd. Series 2018-10A, 2.796% (3 Month LIBOR USD + 1.090%, 0.000% Floor), 01/15/2031 (b)(c)	250,217
400,000	Atrium XII Series 2015-12R, 2.575% (3 Month LIBOR USD + 0.830%, 0.000% Floor), 04/22/2027 (b)(c)	400,254
250,000	Babson CLO Ltd. Series 2014-IIIR, 3.042% (3 Month LIBOR USD + 1.320%, 0.000% Floor), 01/15/2026 (b)(c)	250,317
575,000	Series 2013-IA, 2.545% (3 Month LIBOR USD + 0.800%, 0.800% Floor), 01/20/2028 (b)(c)	575,169
250,000	Series 2013-IIA, 2.935% (3 Month LIBOR USD + 1.190%, 0.000% Floor), 10/20/2030 (b)(c)	250,840
397,000	BlueMountain CLO Ltd. Series 2013-2R, 2.925% (3 Month LIBOR USD + 1.180%, 0.000% Floor), 10/22/2030 (b)(c)	400,228
403,000	Series 2015-3R, 0.000% (3 Month LIBOR USD + 1.000%, 1.000% Floor), 04/20/2031 (b)(c)	403,000
315,000	BMW Vehicle Lease Trust Series 2017-2, 2.070%, 10/20/2020	312,153
385,000	Bristol Park CLO Ltd. Series 2016-1, 3.142% (3 Month LIBOR USD + 1.420%, 0.000% Floor), 04/15/2029 (b)(c)	388,344
735,000	Capital One Multi-Asset Execution Trust Series 2016-3A, 1.340%, 04/15/2022	724,470
	Carlyle Global Market Strategies CLO Ltd.
250,000	Series 2013-3A, 2.822% (3 Month LIBOR USD + 1.100%, 0.000% Floor), 10/15/2030 (b)(c)	251,059
370,000	Series 2013-4A, 2.722% (3 Month LIBOR USD + 1.000%, 1.000% Floor), 01/15/2031 (b)(c)	370,000
645,000	Chase Issuance Trust Series 2016-2, 1.370%, 06/15/2021	635,990
	CIFC Funding Ltd.

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
365,000	Series 2013-IR, 2.972% (3 Month LIBOR USD + 1.250%, 0.000% Floor), 07/15/2030 (b)(c)	$367,212
390,000	Series 2013-IIR, 2.944% (3 Month LIBOR USD + 1.210%, 0.000% Floor), 10/18/2030 (b)(c)	393,319
250,000	Series 2015-IR, 2.855% (3 Month LIBOR USD + 1.110%, 1.110% Floor), 01/22/2031 (b)(c)	251,151
250,000	Series 2018-1, 3.157% (3 Month LIBOR USD + 1.000%, 0.000% Floor), 04/18/2031 (b)(c)	250,000
20,191	CIG AUTO RECEIVABLES TRUST Series 2017-1, 2.710%, 05/15/2023 (c)	20,081
62,643	Conn’s Receivables Funding LLC Series 2017-B, 2.730%, 07/15/2020 (c)(h)	62,557
270,000	Dryden 38 Senior Loan Fund Series 2015-38A, 3.152% (3 Month LIBOR USD + 1.430%, 1.430% Floor), 07/15/2027 (b)(c)	270,428
530,000	Dryden 50 Senior Loan Fund Series 2017-50, 2.940% (3 Month LIBOR USD + 1.220%, 0.000% Floor), 07/15/2030 (b)(c)	532,963
145,000	Engs Commercial Finance Trust Series 2018-1, 2.970%, 02/22/2021 (d)(h)	145,355
300,000	Ford Credit Auto Lease Trust Series 2017-B, 2.030%, 12/15/2020	297,116
485,000	Ford Credit Auto Owner Trust Series 2015-A, 2.030%, 08/15/2020	482,803
295,000	Galaxy XXII CLO, Ltd. Series 2016-22A, 2.800%, 07/16/2028 (c)	295,118
100,000	GCO Education Loan Funding Trust Series 2006-1, 2.174% (3 Month LIBOR USD + 0.230%, 0.230% Floor), 05/25/2036 (b)	93,791
570,000	GM Financial Automobile Leasing Trust Series 2017-1, 2.060%, 05/20/2020	566,556
300,000	GTP Acquisition Partners I LLC Series 2015-2, 3.482%, 06/15/2050 (c)	290,466
	KKR Financial CLO Ltd.
340,000	Series 2016-16, 3.235% (3 Month LIBOR USD + 1.490%, 0.000% Floor), 01/22/2029 (b)(c)	342,440
250,000	Series 2013-IA, 3.012% (3 Month LIBOR USD + 1.290%, 0.000% Floor), 04/15/2029 (b)(c)	252,616
400,000	Series 2015-11R, 2.902% (3 Month LIBOR USD + 1.180%, 0.000% Floor), 01/15/2031 (b)(c)	401,262
280,000	Series 2014-21, 0.000% (3 Month LIBOR USD + 1.000%, 1.000% Floor), 04/15/2031 (b)(c)	280,000
320,000	LCM XXII Ltd. Series 21-A, 3.225% (3 Month LIBOR USD + 1.480%, 0.000% Floor), 10/20/2028 (b)(c)	322,826
250,000	LCM XXV Ltd. Series 2017-25, 2.955% (3 Month LIBOR USD + 1.210%, 0.000% Floor), 07/20/2030 (b)(c)	251,159
100,000	Lendmark Funding Trust Series 2016-A, 3.260%, 04/21/2025 (d)(h)	100,002
365,016	Mill City Mortgage Loan Trust Series 2017-3, 2.750%, 01/25/2061 (a)(c)	361,737

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
238,540	Morgan Stanley ABS Capital I, Inc. Trust Series 2003-NC10, 2.892% (1 Month LIBOR USD + 1.020%, 0.680% Floor), 10/25/2033 (b)(h)	$236,856
114,877	Nationstar HECM Loan Trust Series 2018-IA, 2.760%, 02/25/2028 (a)(c)	115,020
	Neuberger Berman CLO Ltd.
401,000	Series 2017-16A, 2.572% (3 Month LIBOR USD + 0.850%, 0.000% Floor), 01/18/2028 (b)(c)	401,509
345,000	Series 2018-27A, 3.417% (3 Month LIBOR USD + 1.400%, 0.000% Floor), 01/15/2030 (b)(c)	344,991
	NRZ Advance Receivables Trust
147,000	Series 2016-T2, 2.575%, 10/15/2049 (d)	145,673
136,000	Series 2015-ON1, 3.107%, 12/15/2050 (c)	135,394
120,000	Series 2017-T1, 3.214%, 02/15/2051 (c)	119,446
	NRZ Excess Spread-Collateralized Notes Series
212,084	Series 2018-PLS1, 3.193%, 01/25/2023 (c)	211,018
134,747	Series 2018-PLS2, 3.265%, 02/25/2023 (c)	134,498
	OCP CLO Ltd.
275,000	Series 2015-8R, 2.581% (3 Month LIBOR USD + 0.850%, 0.000% Floor), 04/17/2027 (b)(c)	275,299
335,000	Series 2015-9R, 2.522% (3 Month LIBOR USD + 0.800%, 0.000% Floor), 07/15/2027 (b)(c)	334,999
278,570	Octagon Investment Partners XVI Ltd. Series 2013-1A, 2.851% (3 Month LIBOR USD + 1.120%, 0.000% Floor), 07/17/2025 (b)(c)	278,629
250,000	Octagon Investment Partners XXI Ltd. Series 2014-IR, 3.183% (3 Month LIBOR USD + 1.350%, 0.000% Floor), 11/16/2026 (b)(c)	250,142
209,911	OHA Credit Partners VIII, Ltd. Series 2013-8A, 2.865% (3 Month LIBOR USD + 1.120%, 0.000% Floor), 04/20/2025 (b)(c)	209,980
	OneMain Financial Issuance Trust
120,000	Series 2017-1A, 2.370%, 09/14/2032 (c)	118,014
331,000	Series 2018-1A, 3.300%, 03/14/2029 (c)	332,636
300,000	OZLM XII Ltd. Series 2015-12A, 3.217% (3 Month LIBOR USD + 1.450%, 1.450% Floor), 04/30/2027 (b)(c)	301,090
220,000	Prosper Marketplace Issuance Trust Series 2018-IA, 3.110%, 06/17/2024 (c)	220,048
400,000	RR 3 Ltd. Series 2014-R2, 2.802% (3 Month LIBOR USD + 1.090%, 1.090% Floor), 01/15/2030 (b)(c)	401,331
	SBA Tower Trust
155,000	Series 2014-1-2, 2.898%, 10/15/2044 (c)	154,267
90,000	Series 2017-1, 3.168%, 04/15/2047 (c)	89,157
125,000	Series 2018-1, 3.448%, 03/15/2048 (c)	125,248
250,000	Shackleton Series 2014-6A, 2.891% (3 Month LIBOR USD + 1.160%, 0.000% Floor), 07/17/2026 (b)(c)	250,291
190,000	Skopos Auto Receivables Trust Series 2018-1A, 3.190%, 09/15/2021 (c)(h)	190,009
	SoFi Consumer Loan Program Trust
348,947	Series 2016-2, 3.090%, 10/27/2025 (c)(h)	349,553
229,459	Series 2018-1, 2.550%, 02/25/2027 (c)	228,776

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
315,000	Sound Point CLO II Ltd. Series 2013-1A, 2.822% (3 Month LIBOR USD + 1.070%, 1.070% Floor), 01/27/2031 (b)(c)	$315,559
210,008	Sound Point CLO IV Ltd. Series 2013-3A, 2.845% (3 Month LIBOR USD + 1.100%, 0.000% Floor), 01/21/2026 (b)(c)	210,251
401,000	Sound Point CLO XVIII Ltd. Series 2017-4A, 2.864% (3 Month LIBOR USD + 1.120%, 0.000% Floor), 01/21/2031 (b)(c)	402,189
125,000	Springleaf Funding Trust Series 2017-A, 2.680%, 07/15/2030 (c)	123,114
	Voya CLO Ltd.
400,000	Series 2014-3, 2.465% (3 Month LIBOR USD + 0.720%, 0.000% Floor), 07/25/2026 (b)(c)	400,054
480,000	Series 2015-1, 2.634% (3 Month LIBOR USD + 0.900%, 0.900% Floor), 01/18/2029 (b)(c)	480,455
80,000	Wendy’s Funding LLC Series 2018-1, 3.884%, 03/15/2048 (c)(h)	79,357
230,000	World Omni Auto Receivables Trust Series 2017-B, 1.950%, 02/15/2023	225,467
400,000	Z Capital Credit Partners CLO Ltd. Series 2015-1, 2.672% (3 Month LIBOR USD + 0.950%, 0.950% Floor), 07/16/2027 (b)(c)	400,322

	Total Asset Backed Securities (Cost $23,468,266)	23,405,125

	COLLATERALIZED MORTGAGE OBLIGATIONS - 9.03%
	Angel Oak Mortgage Trust LLC
27,379	Series 2017-1, 2.810%, 01/25/2047 (a)(c)	27,036
43,823	Series 2017-2, 2.478%, 07/25/2047 (a)(c)	43,205
43,599	Series 2017-3, 2.708%, 11/25/2047 (a)(c)	42,911
205,000	Series 2018-1, 3.258%, 04/25/2048 (c)	204,999
	BANK 2017-BNK9
110,000	Series 2017-BNK8, 3.488%, 11/17/2050	110,019
384,000	Series 2017-BNK9, 3.538%, 11/17/2054	384,981
270,000	BANK 2018-BNK10 Series 2018-BNK10, 3.688%, 02/17/2061	272,634
120,059	Bayview Koitere Fund Trust Series 2017-RT4, 3.500%, 07/28/2057 (a)(c)	121,160
88,737	Bayview Mortgage Fund IVc Trust Series 2017-RT3A, 3.500%, 01/28/2058 (a)(c)	89,508
	Bayview Opportunity Master Fund IVa Trust
307,062	Series 2017-SPL5A, 3.500%, 07/28/2057 (a)(c)	309,195
99,867	Series 2017-SPL1A, 4.000%, 10/28/2064 (a)(c)	102,205
	Bayview Opportunity Master Fund IVb Trust
83,805	Series 2017-SPL3, 4.000%, 11/28/2053 (a)(c)	86,255
121,764	Series 2017-RT6, 3.500%, 10/28/2057 (a)(c)	123,087
	BBCMS Mortgage Trust
132,000	Series 2017-DELC, 2.627% (1 Month LIBOR USD + 0.850%), 08/15/2036 (b)(c)	132,112
96,000	Series 2017-C1, 3.674%, 02/17/2050	97,147
105,000	BENCHMARK Mortgage Trust Series 2018-B1, 3.666%, 01/18/2051	106,051
92,000	CD 2017-CD4 Mortgage Trust Series 2017-CD4, 3.514%, 05/12/2050 (a)	92,028
153,000	CFCRE Commercial Mortgage Trust Series 2017-C8, 3.572%, 06/17/2050	152,702
51,600	Chase Mortgage Finance Trust Series 2007-A1, 3.683%, 02/25/2037 (a)	50,443

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
112,647	CIM Trust Series 2017-7, 3.000%, 04/25/2057 (a)(c)	$112,029
	Citigroup Commercial Mortgage Trust
407,000	Series 2016-P4, 2.902%, 07/12/2049	391,620
383,000	Series 2016-P6, 3.720%, 12/10/2049 (a)	389,907
146,549	Citigroup Mortgage Loan Trust, Inc. Series 2018-R, 3.000%, 09/25/2064 (a)(c)	147,287
	COLT Mortgage Loan Trust
57,675	Series 2017-1, 2.614%, 05/27/2047 (a)(c)	57,350
134,052	Series 2018-1, 2.930%, 02/25/2048 (a)(c)	133,191
120,000	COMM Mortgage Trust Series 2013-300P, 4.353%, 08/12/2030 (c)	126,239
	Countrywide Home Loans, Inc.
11,794	Series 2004-HYB6, 3.511%, 11/20/2034 (a)	12,060
87,527	Series 2005-11, 2.472% (1 Month LIBOR USD + 0.600%, 10.500% Cap, 0.300% Floor), 03/25/2035 (b)	81,607
47,280	CSMC Trust Series 2017-FHA1, 3.250%, 04/25/2047 (a)(c)	46,148
394,000	DBJPM Mortgage Trust Series 2016-C3, 2.890%, 08/12/2049	376,761
81,364	Deephaven Residential Mortgage Trust Series 2017-3, 2.577%, 10/25/2047 (a)(c)	80,936
94,178	Finance of America Structured Securities Trust Series 2017-HB 1, 2.321%, 11/25/2027 (a)(c)	94,081
387,994	Four Times Square Trust Series 2006-4TS, 5.401%, 12/13/2028 (c)	410,174
96,599	Galton Funding Mortgage Trust 2017-1 Series 2018-1, 3.500%, 11/25/2057 (a)(c)	97,114
	GS Mortgage Securities Trust
145,000	Series 2012-ALOH, 3.551%, 04/12/2034 (c)	147,441
145,000	Series 2012-BWTR, 2.954%, 11/07/2034 (c)	142,211
35,000	Series 2015-GC34, 3.506%, 10/13/2048	35,098
370,000	Series 2016-GS4, 3.442%, 11/15/2049 (a)	369,368
107,921	Series 2017-GS5, 3.674%, 03/11/2050	109,346
705,000	JPMBB Commercial Mortgage Securities Trust Series 2013-C12, 3.157%, 07/17/2045	707,712
261,000	Madison Park Funding XI, Ltd. Series 2013-11A, 2.904% (3 Month LIBOR USD + 1.160%, 0.000% Floor), 07/23/2029 (b)(c)	261,326
	Morgan Stanley Bank of America Merrill Lynch Trust
175,000	Series 2016-C29, 3.325%, 05/17/2049	173,218
403,000	Series 2016-C30, 2.860%, 09/17/2049	384,120
	Morgan Stanley Capital I Trust
185,000	Series 2014-MP, 3.469%, 08/11/2033 (c)	186,476
152,000	Series 2017-H1, 3.530%, 06/17/2050	152,135
	New Residential Mortgage Loan Trust
118,936	Series 2016-2, 3.750%, 11/25/2035 (a)(c)	120,406
95,823	Series 2016-4, 3.750%, 11/25/2056 (a)(c)	96,950
165,794	Series 2017-1, 4.000%, 02/25/2057 (a)(c)	169,605
145,466	Series 2017-2, 4.000%, 03/25/2057 (a)(c)	148,778
82,556	Series 2017-3, 4.000%, 04/25/2057 (a)(c)	84,186
93,562	Series 2017-4, 4.000%, 05/25/2057 (a)(c)	95,571
110,918	Series 2017-5, 3.372% (1 Month LIBOR USD + 1.500%, 1.500% Floor), 06/25/2057 (b)(c)	114,683
117,265	Series 2017-6, 4.000%, 08/25/2057 (a)(c)	119,409
127,135	New Residential Mortgage Trust Series 2018-1, 4.000%, 12/25/2057 (a)(c)	130,360

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
130,000	OBP Depositor LLC Trust Series 2010-OBP, 4.646%, 07/17/2045 (c)	$134,203
75,000	SG Commercial Mortgage Securities Trust Series 2016-C5, 3.055%, 10/13/2048	72,039
	Towd Point Mortgage Trust
217,411	Series 2015-6, 2.750%, 04/25/2055 (a)(c)	215,613
83,710	Series 2016-2, 2.750%, 08/25/2055 (a)(c)	82,803
95,173	Series 2016-3, 2.250%, 08/25/2055 (a)(c)	93,958
184,981	Series 2017-1, 2.750%, 10/25/2056 (a)(c)	183,394
105,064	Series 2017-5, 2.472% (1 Month LIBOR USD + 0.600%, 0.000% Floor), 02/26/2057 (b)(c)	105,704
384,584	Series 2017-2, 2.750%, 04/25/2057 (a)(c)	382,218
87,927	Series 2017-3, 2.750%, 06/25/2057 (a)(c)	87,327
99,794	Series 2017-4, 2.750%, 06/25/2057 (a)(c)	98,651
393,082	Series 2017-6, 2.750%, 10/25/2057 (a)(c)	388,863
127,724	Series 2018-1, 3.000%, 01/28/2058 (a)(c)	127,672
368,928	Verus Securitization Trust Series 2017-SG1, 2.690%, 11/25/2047 (c)(j)	367,120
380,000	Wells Fargo Commercial Mortgage Trust Series 2017-RB1, 3.635%, 03/17/2050	383,709
540,000	Wells Fargo-RBS Commercial Mortgage Trust Series 2014-C19, 3.660%, 03/15/2047	547,148

	Total Collateralized Mortgage Obligations (Cost $12,321,359)	12,123,003

	CORPORATE OBLIGATIONS - 29.85%
	Aerospace & Defense - 0.25%
145,000	Lockheed Martin Corp. 4.090%, 09/15/2052	141,258
205,000	United Technologies Corp. 3.125%, 05/04/2027	193,837

		335,095

	Air Freight & Logistics - 0.23%
	FedEx Corp.
50,000	4.100%, 02/01/2045	47,516
15,000	4.550%, 04/01/2046	15,190
105,000	4.400%, 01/15/2047	104,098
150,000	4.050%, 02/15/2048	141,429

		308,233

	Airlines - 0.07%
90,000	Delta Air Lines, Inc. 3.625%, 03/15/2022	89,971

	Automobiles - 0.37%
95,000	Ford Motor Co. 5.291%, 12/08/2046 (d)	93,238
	General Motors Co.
15,000	6.250%, 10/02/2043	16,529
175,000	6.750%, 04/01/2046	203,838
130,000	5.400%, 04/01/2048 (d)	130,341
50,000	Nissan Motor Acceptance Corp. 2.150%, 09/28/2020 (c)	48,983

		492,929

	Banks - 6.80%
200,000	Banco Santander SA 3.800%, 02/23/2028	193,514
	Bank of America Corp.
345,000	2.250%, 04/21/2020	340,081

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Banks (Continued)
100,000	2.369% (3 Month LIBOR USD + 0.660%), 07/21/2021 (b)	$98,162
35,000	2.503%, 10/21/2022	33,642
370,000	3.124% (3 Month LIBOR USD + 1.160%), 01/20/2023 (b)	366,494
190,000	4.100%, 07/24/2023	196,278
45,000	4.000%, 01/22/2025	44,951
330,000	3.366% (3 Month LIBOR USD + 0.810%), 01/23/2026 (b)	321,313
85,000	4.183%, 11/25/2027	84,430
85,000	3.705% (3 Month LIBOR USD + 1.512%), 04/24/2028 (b)	83,677
100,000	6.110%, 01/29/2037	120,674
200,000	5.000%, 01/21/2044	225,048
200,000	Barclays Bank Plc 2.650%, 01/11/2021	197,217
270,000	BNP Paribas SA 3.375%, 01/09/2025 (c)	261,558
250,000	BPCE SA 2.750%, 01/11/2023 (c)	241,487
	Citigroup, Inc.
240,000	2.700%, 10/27/2022	232,411
55,000	2.985% (3 Month LIBOR USD + 1.100%), 05/17/2024 (b)	55,533
360,000	3.700%, 01/12/2026	356,099
235,000	4.300%, 11/20/2026	235,549
75,000	4.450%, 09/29/2027	75,976
245,000	3.887% (3 Month LIBOR USD + 1.563%), 01/10/2028 (b)	243,943
35,000	3.520% (3 Month LIBOR USD + 1.151%), 10/27/2028 (b)	33,855
250,000	Credit Agricole SA 4.000% (5 Year Swap Rate USD + 1.644%), 01/10/2033 (b)(c)	238,394
	Deutsche Bank AG
155,000	2.700%, 07/13/2020	151,798
100,000	3.300%, 11/16/2022	97,309
280,000	European Investment Bank 2.375%, 06/15/2022	276,144
120,000	Fifth Third Bancorp 2.875%, 07/27/2020	119,833
570,000	HSBC Holdings Plc 3.262% (3 Month LIBOR USD + 1.055%), 03/13/2023 (b)	562,898
200,000	Intesa Sanpaolo SpA 3.875%, 01/12/2028 (c)	189,012
	JPMorgan Chase & Co.
80,000	2.971% (3 Month LIBOR USD + 1.230%), 10/24/2023 (b)	81,235
225,000	3.220% (3 Month LIBOR USD + 1.155%), 03/01/2025 (b)	219,503
170,000	3.300%, 04/01/2026	164,565
90,000	2.950%, 10/01/2026	84,785
310,000	3.782% (3 Month LIBOR USD + 1.337%), 02/01/2028 (b)	308,484
205,000	3.509% (3 Month LIBOR USD + 0.945%), 01/23/2029 (b)(d)	199,239
	Royal Bank of Canada
185,000	2.125%, 03/02/2020	182,386
120,000	2.150%, 10/26/2020	117,432

Principal Amount		Value
	Banks (Continued)
235,000	Santander Holdings USA, Inc. 3.700%, 03/28/2022	$235,708
385,000	The Bank of Nova Scotia 2.125%, 09/11/2019	382,504
200,000	UBS AG 2.450%, 12/01/2020 (c)	196,520
	Wells Fargo & Co.
120,000	2.550%, 12/07/2020	117,981
150,000	2.625%, 07/22/2022	145,182
120,000	3.000%, 04/22/2026	112,781
135,000	3.000%, 10/23/2026	126,563
390,000	3.584% (3 Month LIBOR USD + 1.310%), 05/22/2028 (b)	380,994
1,000	5.606%, 01/15/2044	1,149
105,000	4.400%, 06/14/2046	102,154
45,000	4.750%, 12/07/2046	46,222
250,000	Wells Fargo Bank NA 2.600%, 01/15/2021	246,610

		9,129,277

	Beverages - 0.57%
	Anheuser-Busch InBev Worldwide, Inc.
70,000	3.500%, 01/12/2024	70,545
65,000	8.200%, 01/15/2039	97,453
225,000	4.750%, 04/15/2058	230,759
	Constellation Brands, Inc.
115,000	2.700%, 05/09/2022	111,668
80,000	2.650%, 11/07/2022	77,389
175,000	3.600%, 02/15/2028	169,188
5,000	4.500%, 05/09/2047	4,980

		761,982

	Biotechnology - 0.18%
	Amgen, Inc.
45,000	2.650%, 05/11/2022	43,950
125,000	4.400%, 05/01/2045	125,316
80,000	Gilead Sciences, Inc. 2.500%, 09/01/2023	77,166

		246,432

	Capital Markets - 2.50%
	Morgan Stanley
75,000	2.625%, 11/17/2021	73,262
35,000	2.750%, 05/19/2022	34,152
230,000	3.700%, 10/23/2024	229,076
190,000	3.125%, 07/27/2026	179,998
40,000	4.350%, 09/08/2026	40,356
50,000	3.950%, 04/23/2027 (d)	48,775
580,000	3.591% (3 Month LIBOR USD + 1.340%), 07/22/2028 (b)	561,669
15,000	3.971% (3 Month LIBOR USD + 1.455%), 07/22/2038 (b)	14,703
155,000	The Bank of New York Mellon Corp. 2.661% (3 Month LIBOR USD + 0.634%), 05/16/2023 (b)	150,933
	The Goldman Sachs Group, Inc.
212,000	2.750%, 09/15/2020	209,966
80,000	2.600%, 12/27/2020	78,855
35,000	2.875%, 02/25/2021	34,666
50,000	2.350%, 11/15/2021 (d)	48,253

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Capital Markets (Continued)
275,000	2.876% (3 Month LIBOR USD + 0.821%), 10/31/2022 (b)	$269,342
390,000	2.908% (3 Month LIBOR USD + 1.053%), 06/05/2023 (b)(d)	379,930
55,000	2.905% (3 Month LIBOR USD + 0.990%), 07/24/2023 (b)	53,543
155,000	4.000%, 03/03/2024	157,509
140,000	3.500%, 01/23/2025	137,460
150,000	3.272% (3 Month LIBOR USD + 1.201%), 09/29/2025 (b)	144,523
255,000	3.691% (3 Month LIBOR USD + 1.510%), 06/05/2028 (b)	247,501
140,000	6.750%, 10/01/2037	175,689
40,000	6.250%, 02/01/2041	50,822
5,000	4.750%, 10/21/2045	5,363
25,000	Willis North America, Inc. 3.600%, 05/15/2024	24,625

		3,350,971

	Chemicals - 0.05%
25,000	Methanex Corp. 5.650%, 12/01/2044	25,068
45,000	The Sherwin-Williams Co. 3.125%, 06/01/2024	43,569

		68,637

	Commercial Services & Supplies - 0.09%
90,000	ERAC USA Finance LLC 7.000%, 10/15/2037 (c)	117,646

	Communications Equipment - 0.10%
	Qualcomm, Inc.
65,000	2.100%, 05/20/2020	64,279
75,000	3.000%, 05/20/2022	73,924

		138,203

	Consumer Finance - 0.11%
125,000	John Deere Capital Corp. 1.950%, 06/22/2020	122,656
25,000	Toyota Motor Credit Corp. 2.600%, 01/11/2022	24,712

		147,368

	Diversified Financial Services - 1.20%
385,000	Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/2026	383,355
	BAT Capital Corp.
680,000	2.297%, 08/14/2020 (c)	667,086
50,000	4.390%, 08/15/2037 (c)	49,841
40,000	BAT International Finance Plc 2.750%, 06/15/2020 (c)	39,679
75,000	Caterpillar Financial Services Corp. 1.850%, 09/04/2020	73,247
	Daimler Finance North America LLC
175,000	2.450%, 05/18/2020 (c)	172,571
180,000	3.000%, 02/22/2021 (c)	179,049
45,000	Shell International Finance BV 4.375%, 05/11/2045	47,938

		1,612,766

Principal Amount		Value
	Diversified Telecommunication Services - 1.69%
	AT&T, Inc.
175,000	4.450%, 04/01/2024	$180,855
55,000	4.250%, 03/01/2027	55,699
305,000	4.100%, 02/15/2028 (c)	303,452
235,000	4.500%, 05/15/2035	231,488
125,000	6.350%, 03/15/2040	145,498
165,000	4.750%, 05/15/2046	160,867
145,000	5.150%, 02/14/2050	147,046
	Verizon Communications, Inc.
355,000	4.125%, 03/16/2027	360,254
140,000	4.500%, 08/10/2033	142,117
60,000	5.250%, 03/16/2037	64,897
20,000	4.812%, 03/15/2039	20,506
260,000	4.862%, 08/21/2046	263,397
105,000	4.522%, 09/15/2048	101,582
90,000	5.012%, 08/21/2054	90,514
5,000	4.672%, 03/15/2055	4,776

		2,272,948

	Electric Utilities - 1.48%
65,000	Alabama Power Co. 2.450%, 03/30/2022	63,420
45,000	Duke Energy Carolinas LLC 2.500%, 03/15/2023	43,749
45,000	Duke Energy Corp. 3.750%, 09/01/2046	40,759
60,000	Duke Energy Florida LLC 3.400%, 10/01/2046	54,775
60,000	Duke Energy Indiana, Inc. 4.900%, 07/15/2043	68,016
235,000	Duke Energy Progress LLC 4.150%, 12/01/2044	241,852
5,000	Emera US Finance LP 4.750%, 06/15/2046	5,037
185,000	Exelon Corp. 2.450%, 04/15/2021	180,940
20,000	Fortis, Inc. 2.100%, 10/04/2021	19,135
	Georgia Power Co.
187,000	2.000%, 09/08/2020	182,877
85,000	2.400%, 04/01/2021	83,591
20,000	Oncor Electric Delivery Co. LLC 7.000%, 09/01/2022	23,109
	Pacific Gas & Electric Co.
155,000	6.050%, 03/01/2034	185,247
180,000	4.750%, 02/15/2044	186,492
110,000	Sierra Pacific Power Co. 2.600%, 05/01/2026	102,664
31,000	South Carolina Electric & Gas Co. 5.100%, 06/01/2065	33,190
250,000	Southern California Edison Co. 2.900%, 03/01/2021	250,108
	The Southern Co.
30,000	1.850%, 07/01/2019	29,606
155,000	2.150%, 09/01/2019	153,093
20,000	2.950%, 07/01/2023	19,449
25,000	4.400%, 07/01/2046	25,123

		1,992,232

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Engineering & Construction - 0.14%
200,000	Mexico City Airport Trust 3.875%, 04/30/2028 (c)	$184,524

	Food & Staples Retailing - 1.29%
	CVS Health Corp.
400,000	3.125%, 03/09/2020	400,590
553,000	2.800%, 07/20/2020	549,357
220,000	2.125%, 06/01/2021	212,704
205,000	4.100%, 03/25/2025	206,750
59,000	3.875%, 07/20/2025	58,580
165,000	2.875%, 06/01/2026	152,313
55,000	5.125%, 07/20/2045	58,554
90,000	5.050%, 03/25/2048	95,031

		1,733,879

	Food Products - 0.24%
	Kraft Heinz Foods Co.
55,000	2.000%, 07/02/2018	54,948
40,000	2.800%, 07/02/2020	39,744
185,000	5.000%, 07/15/2035	192,366
35,000	4.375%, 06/01/2046	32,220

		319,278

	Gas Utilities - 0.01%
10,000	Southern Co. Gas Capital Corp. 2.450%, 10/01/2023	9,507

	Health Care Equipment & Supplies - 1.00%
75,000	Abbott Laboratories 2.800%, 09/15/2020	74,672
	Becton Dickinson and Co.
205,000	3.125%, 11/08/2021	201,879
100,000	3.363%, 06/06/2024	96,382
195,000	3.700%, 06/06/2027	188,630
180,000	Boston Scientific Corp. 4.000%, 03/01/2028	180,614
295,000	Dignity Health 2.637%, 11/01/2019	293,809
	Medtronic, Inc.
46,000	4.375%, 03/15/2035	48,895
65,000	4.625%, 03/15/2045	71,316
	Shire Acquisitions Investments Ireland Designated Activity Co.
70,000	2.400%, 09/23/2021	67,642
125,000	2.875%, 09/23/2023	119,484

		1,343,323

	Health Care Providers & Services - 0.76%
150,000	Anthem, Inc. 2.500%, 11/21/2020	147,551
	Cardinal Health, Inc.
20,000	1.950%, 06/15/2018	19,978
110,000	2.616%, 06/15/2022	106,441
215,000	3.200%, 03/15/2023	211,979
95,000	Catholic Health Initiatives 2.600%, 08/01/2018	95,125
	Cigna Corp.
30,000	3.050%, 10/15/2027	27,583
25,000	3.875%, 10/15/2047	22,424
60,000	Humana, Inc. 2.500%, 12/15/2020	58,888

Principal Amount		Value
	Health Care Providers & Services (Continued)
	UnitedHealth Group, Inc.
55,000	1.700%, 02/15/2019	$54,572
70,000	3.350%, 07/15/2022	70,403
135,000	3.950%, 10/15/2042	132,866
40,000	4.750%, 07/15/2045	44,123
10,000	4.250%, 04/15/2047	10,242
15,000	3.750%, 10/15/2047	14,186

		1,016,361

	Hotels, Restaurants & Leisure - 0.11%
	McDonald’s Corp.
115,000	3.350%, 04/01/2023	115,767
20,000	4.600%, 05/26/2045	21,132
15,000	4.875%, 12/09/2045	16,385

		153,284

	Insurance - 0.94%
	American International Group, Inc.
204,000	3.375%, 08/15/2020	205,008
105,000	4.125%, 02/15/2024	106,686
595,000	Assurant, Inc. 3.542% (3 Month LIBOR USD + 1.250%), 03/26/2021 (b)	595,752
45,000	CNA Financial Corp. 3.450%, 08/15/2027	42,846
70,000	Marsh & McLennan Cos., Inc. 4.050%, 10/15/2023	71,875
13,000	Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/2039 (c)	20,466
	New York Life Global Funding
130,000	1.950%, 02/11/2020 (c)	127,873
40,000	2.000%, 04/13/2021 (c)	38,846
55,000	Trinity Acquisition Plc 4.400%, 03/15/2026	55,823

		1,265,175

	Internet & Direct Marketing Retail - 0.27%
	Amazon.com, Inc.
15,000	2.800%, 08/22/2024 (c)	14,576
275,000	3.875%, 08/22/2037 (c)	274,955
60,000	4.950%, 12/05/2044	67,871

		357,402

	Internet Software & Services - 0.28%
	Alibaba Group Holding Ltd.
200,000	3.400%, 12/06/2027	190,053
200,000	4.200%, 12/06/2047	192,339

		382,392

	IT Services - 0.27%
	Visa, Inc.
165,000	2.800%, 12/14/2022	163,004
160,000	3.150%, 12/14/2025 (d)	157,087
45,000	4.300%, 12/14/2045	48,387

		368,478

	Life Sciences Tools & Services - 0.12%
	Thermo Fisher Scientific, Inc.
160,000	3.000%, 04/15/2023	156,094
10,000	2.950%, 09/19/2026	9,353

		165,447

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Machinery - 0.03%
35,000	Fortive Corp. 2.350%, 06/15/2021	$34,053

	Media - 2.01%
175,000	21st Century Fox America, Inc. 4.500%, 02/15/2021	182,268
	Charter Communications Operating LLC / Charter Communications Operating Capital
15,000	3.579%, 07/23/2020	15,050
115,000	4.464%, 07/23/2022	117,582
5,000	4.908%, 07/23/2025	5,117
230,000	3.750%, 02/15/2028	211,782
130,000	6.484%, 10/23/2045	143,175
150,000	5.375%, 05/01/2047	145,609
	Comcast Corp.
15,000	3.375%, 08/15/2025	14,690
240,000	3.150%, 03/01/2026	231,310
150,000	3.550%, 05/01/2028	148,109
50,000	3.400%, 07/15/2046	43,070
	Cox Communications, Inc.
375,000	3.250%, 12/15/2022 (c)(d)	368,541
80,000	3.150%, 08/15/2024 (c)	76,831
5,000	3.350%, 09/15/2026 (c)	4,769
	Discovery Communications, LLC
45,000	3.800%, 03/13/2024	44,525
125,000	4.900%, 03/11/2026 (d)	129,776
28,000	Scripps Networks Interactive, Inc. 3.950%, 06/15/2025	27,879
	Time Warner Cable, Inc.
30,000	5.500%, 09/01/2041	29,904
50,000	4.500%, 09/15/2042	43,456
	Time Warner, Inc.
145,000	4.875%, 03/15/2020	149,995
60,000	2.950%, 07/15/2026	55,050
240,000	3.800%, 02/15/2027	232,471
	Viacom, Inc.
250,000	4.250%, 09/01/2023	254,014
25,000	4.375%, 03/15/2043	22,484

		2,697,457

	Metals & Mining - 0.35%
275,000	Anglo American Capital Plc 3.625%, 05/14/2020 (c)	276,083
	Vale Overseas Ltd.
65,000	6.250%, 08/10/2026	72,962
100,000	6.875%, 11/10/2039	119,000

		468,045

	Multi-Utilities - 0.57%
50,000	Berkshire Hathaway Energy Co. 3.250%, 04/15/2028 (c)	48,357
175,000	CenterPoint Energy, Inc. 2.500%, 09/01/2022	169,770
	Dominion Energy, Inc.
160,000	2.579%, 07/01/2020	158,065
240,000	2.850%, 08/15/2026	222,822
40,000	DTE Energy Co. 1.500%, 10/01/2019	39,101
130,000	Sempra Energy 2.400%, 02/01/2020	128,670

		766,785

Principal Amount		Value
	Oil, Gas & Consumable Fuels - 2.33%
	Anadarko Petroleum Corp.
50,000	8.700%, 03/15/2019	$52,619
15,000	6.950%, 06/15/2019	15,692
210,000	3.450%, 07/15/2024	204,161
45,000	4.500%, 07/15/2044	43,351
10,000	6.600%, 03/15/2046	12,618
	Andeavor Logistics LP
5,000	3.500%, 12/01/2022	4,919
120,000	4.250%, 12/01/2027	117,215
60,000	3.800%, 04/01/2028	57,353
	Canadian Natural Resources Ltd.
80,000	3.800%, 04/15/2024	79,729
170,000	3.900%, 02/01/2025	169,600
25,000	3.850%, 06/01/2027 (d)	24,494
15,000	6.500%, 02/15/2037	18,482
10,000	6.250%, 03/15/2038 (d)	12,111
45,000	Enbridge, Inc. 3.700%, 07/15/2027	43,220
280,000	Encana Corp. 3.900%, 11/15/2021	284,401
105,000	Energy Transfer Partners LP 5.300%, 04/15/2047	98,935
	Hess Corp.
30,000	5.600%, 02/15/2041	30,742
155,000	5.800%, 04/01/2047	163,510
130,000	Kinder Morgan, Inc. 5.550%, 06/01/2045	136,913
90,000	Marathon Oil Corp. 4.400%, 07/15/2027	91,551
	MPLX LP
50,000	4.125%, 03/01/2027	49,632
50,000	4.000%, 03/15/2028 (d)	49,376
100,000	5.200%, 03/01/2047	104,893
30,000	4.700%, 04/15/2048 (d)	29,339
	Petroleos Mexicanos
15,000	6.375%, 02/04/2021	16,020
25,000	5.375%, 03/13/2022	26,050
80,000	5.350%, 02/12/2028 (c)	79,312
152,000	6.750%, 09/21/2047	154,186
116,000	6.350%, 02/12/2048 (c)	112,665
	Phillips 66 Partners LP
10,000	3.750%, 03/01/2028	9,680
170,000	3.900%, 03/15/2028	169,730
95,000	Principal Life Global Funding II 2.200%, 04/08/2020 (c)	93,592
50,000	Sabine Pass Liquefaction LLC 4.200%, 03/15/2028	49,372
	Sunoco Logistics Partners Operations LP
125,000	4.250%, 04/01/2024	124,455
5,000	5.300%, 04/01/2044	4,667
5,000	5.350%, 05/15/2045	4,674
60,000	5.400%, 10/01/2047	57,365
40,000	Texas Eastern Transmission LP 3.500%, 01/15/2028 (c)	38,270
140,000	Valero Energy Corp. 3.400%, 09/15/2026	134,571
160,000	Valero Energy Partners LP 4.500%, 03/15/2028	161,253

		3,130,718

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Pharmaceuticals - 0.50%
225,000	Allergan Funding SCS 3.450%, 03/15/2022	$223,281
	Johnson & Johnson
155,000	2.625%, 01/15/2025	149,716
75,000	3.550%, 03/01/2036	74,280
55,000	3.625%, 03/03/2037	54,903
	Mylan NV
55,000	3.000%, 12/15/2018	55,009
60,000	3.750%, 12/15/2020	60,446
5,000	3.150%, 06/15/2021	4,934
45,000	5.200%, 04/15/2048 (c)	45,498

		668,067

	Real Estate Management & Development - 0.03%
	American Tower Corp.
25,000	3.450%, 09/15/2021	25,068
15,000	2.250%, 01/15/2022	14,357

		39,425

	Road & Rail - 0.19%
110,000	CSX Corp. 3.250%, 06/01/2027	105,348
160,000	Union Pacific Corp. 4.100%, 09/15/2067	153,519

		258,867

	Semiconductors & Semiconductor Equipment - 0.82%
	Applied Materials, Inc.
15,000	3.300%, 04/01/2027	14,756
10,000	4.350%, 04/01/2047	10,662
	Broadcom Corp / Broadcom Cayman Finance Ltd.
250,000	2.375%, 01/15/2020	246,619
360,000	3.625%, 01/15/2024	354,600
75,000	3.125%, 01/15/2025	71,005
	Intel Corp.
30,000	1.700%, 05/19/2021	28,997
185,000	3.300%, 10/01/2021	188,004
170,000	2.350%, 05/11/2022	166,068
5,000	4.100%, 05/19/2046	5,140
14,000	3.734%, 12/08/2047 (c)	13,678

		1,099,529

	Software - 0.55%
	Microsoft Corp.
50,000	2.375%, 02/12/2022	49,064
155,000	4.450%, 11/03/2045	172,014
90,000	3.700%, 08/08/2046 (d)	89,032
	Oracle Corp.
155,000	4.300%, 07/08/2034	163,920
25,000	3.900%, 05/15/2035	25,044
50,000	3.800%, 11/15/2037	49,544
200,000	Tencent Holdings Ltd. 3.595%, 01/19/2028 (c)	192,871

		741,489

	Specialty Retail - 0.19%
	Home Depot, Inc.
140,000	3.350%, 09/15/2025	139,581
65,000	5.875%, 12/16/2036	83,685
5,000	3.500%, 09/15/2056	4,478

Principal Amount		Value
	Specialty Retail (Continued)
25,000	Lowe’s Cos., Inc. 3.700%, 04/15/2046	$23,304

		251,048

	Technology Hardware, Storage & Peripherals - 0.33%
	Apple, Inc.
185,000	2.400%, 05/03/2023	179,079
5,000	3.000%, 02/09/2024	4,948
20,000	3.350%, 02/09/2027	19,781
85,000	3.450%, 02/09/2045	78,636
	Hewlett Packard Enterprise Co.
80,000	4.900%, 10/15/2025	83,187
75,000	6.350%, 10/15/2045	80,397

		446,028

	Tobacco - 0.34%
	Altria Group, Inc.
40,000	4.250%, 08/09/2042	39,345
95,000	3.875%, 09/16/2046	88,981
170,000	Philip Morris International, Inc. 2.625%, 03/06/2023	164,483
	Reynolds American, Inc.
65,000	2.300%, 06/12/2018	64,970
80,000	5.850%, 08/15/2045	93,927

		451,706

	Wireless Telecommunication Services - 0.49%
295,000	Sprint Spectrum Co., LLC 5.152%, 09/20/2029 (c)(d)	297,301
	Telefonica Emisiones SAU
150,000	4.103%, 03/08/2027	150,124
205,000	4.895%, 03/06/2048 (d)	209,398

		656,823

	Total Corporate Obligations (Cost $40,485,728)	40,073,780

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 0.90%
335,000	Abu Dhabi Government International Bond 3.125%, 10/11/2027 (c)	317,161
100,000	Hungary Government International Bond 6.250%, 01/29/2020	105,850
400,000	Japan Bank for International Cooperation 2.125%, 07/21/2020	394,518
	Mexico Government International Bond
130,000	4.750%, 03/08/2044	126,750
68,000	5.750%, 10/12/2110	69,360
200,000	Oman Government International Bond 5.625%, 01/17/2028 (c)	195,472

	Total Foreign Government Debt Obligations (Cost $1,238,255)	1,209,111

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 33.86%
	Federal Home Loan Mortgage Corp.
482,541	Series K703, 2.699%, 05/25/2018	482,541
239	Pool #E9-9763 4.500%, 09/01/2018	240
131	Pool #E9-9764 4.500%, 09/01/2018	132
600,000	Series K705, 2.303%, 09/25/2018	598,708
872,589	Series K706, 2.323%, 10/25/2018	871,304
600,000	Series K709, 2.086%, 03/25/2019	597,424
41,521	Pool #D9-6291 4.500%, 09/01/2023	43,508

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
96,433	Pool #G1-3624 5.000%, 08/01/2024	$101,075
82,000	Series K-068, 3.244%, 08/25/2027	81,932
181,584	Series 2329, 6.500%, 06/15/2031	204,881
82,627	Series 2338, 6.500%, 07/15/2031	96,888
123,779	Pool #78-0447 3.170% (1 Year CMT Rate + 2.250%, 9.310% Cap, 0.000% Floor), 04/01/2033 (b)	131,232
106	Pool #A4-3129 5.500%, 02/01/2036	115
86,678	Series 3883, 3.000%, 05/15/2041	86,604
2,700,000	Pool #TBA 3.500%, 04/15/2042 (g)	2,706,511
538,993	Pool #U9-0688 4.000%, 05/01/2042	558,575
400,000	Pool #TBA 4.000%, 04/15/2045 (g)	410,641
755,592	Pool #Q4-9389 3.500%, 07/01/2047	759,328
675,090	Pool #Q5-2093 3.500%, 11/01/2047	677,333
15,000	Series 2017-K728, 3.647%, 09/25/2024 (a)(c)	14,705
90,000	Series 2017-K729, 3.675%, 11/25/2024 (a)(c)	87,310
34,000	Series 2017-K66, 4.034%, 07/25/2027 (a)(c)	34,220
20,000	Series 2017-K67, 3.944%, 08/25/2027 (a)(c)	20,060
75,000	Series 2017-K71, 3.753%, 11/25/2027 (a)(c)	72,931
40,000	Series 2017-K65, 4.073%, 07/25/2050 (a)(c)	40,472
	Federal National Mortgage Association
15	Pool #685505 5.000%, 05/01/2018	15
19	Pool #705709 5.000%, 05/01/2018	19
45,872	Series 2014-C01, 3.472% (1 Month LIBOR USD + 1.600%), 01/25/2024 (b)	46,214
557,242	Pool #AJ8325 3.000%, 12/01/2026	559,567
110,000	Pool #AN6110 3.000%, 07/01/2027	108,248
150,000	Pool #AN6257 3.160%, 08/01/2027	149,577
155,111	Pool #AN7376 2.880%, 11/01/2027	151,073
4,052	Pool #544859 2.572% (11th District Cost of Funds Index + 1.795%, 14.567% Cap, 0.000% Floor), 08/01/2029 (b)	4,060
79,468	Pool #BC4938 2.500%, 04/01/2031	77,934
127,389	Pool #786848 7.000%, 10/01/2031	143,053
4,437	Pool #727181 5.000%, 08/01/2033	4,808
2,040	Pool #730727 5.000%, 08/01/2033	2,210
611	Pool #741862 5.500%, 09/01/2033	672
737	Pool #766197 5.500%, 02/01/2034	810
147	Pool #776974 5.500%, 04/01/2034	163
146,430	Pool #888504 2.934% (1 Year CMT Rate + 2.081%, 9.261% Cap, 0.000% Floor), 04/01/2034 (b)	154,575
331,882	Pool #MA1870 4.500%, 04/01/2034	350,975
6,882	Pool #775776 5.500%, 05/01/2034	7,561
136,853	Pool #802783 3.362% (12 Month LIBOR USD + 1.612%, 10.240% Cap, 0.000% Floor), 10/01/2034 (b)	142,644
4,796	Pool #781629 5.500%, 12/01/2034	5,269
6,448	Pool #822815 5.500%, 04/01/2035	7,083
5,168	Pool #357850 5.500%, 07/01/2035	5,688
3,109	Pool #820242 5.000%, 07/01/2035	3,365
911	Pool #838452 5.500%, 09/01/2035	1,006
5,639	Pool #865854 6.000%, 03/01/2036	6,317
7,814	Pool #891474 6.000%, 04/01/2036	8,773
6,733	Pool #906000 6.000%, 01/01/2037	7,564
63	Pool #928062 5.500%, 02/01/2037	69
100	Pool #899119 5.500%, 04/01/2037	108
515,230	Pool #AS9772 3.500%, 06/01/2037	523,753
186	Pool #970131 5.500%, 03/01/2038	204

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
53	Pool #981313 5.500%, 06/01/2038	$58
121	Pool #985108 5.500%, 07/01/2038	133
54	Pool #964930 5.500%, 08/01/2038	59
83	Pool #987032 5.500%, 08/01/2038	91
110	Pool #968371 5.500%, 09/01/2038	121
44	Pool #993050 5.500%, 12/01/2038	49
20,788	Pool #993579 4.000%, 05/01/2039	21,494
4,148	Pool #AA5840 4.000%, 06/01/2039	4,289
60,454	Pool #AA8715 4.000%, 06/01/2039	62,632
219,547	Pool #AD0586 4.500%, 12/01/2039	233,217
621,801	Pool #AD4062 5.000%, 05/01/2040	672,807
508,968	Pool #AD6929 5.000%, 06/01/2040	550,585
13,836	Pool #AD9896 4.000%, 08/01/2040	14,308
15,443	Pool #AB1500 4.000%, 09/01/2040	15,970
13,701	Pool #AD9856 4.000%, 09/01/2040	14,168
9,448	Pool #AE2559 4.000%, 09/01/2040	9,769
3,363	Pool #AE2562 4.000%, 09/01/2040	3,478
4,361	Pool #AE2566 4.000%, 09/01/2040	4,489
28,427	Pool #AE4124 4.000%, 10/01/2040	29,394
16,217	Pool #AE4888 4.000%, 10/01/2040	16,770
24,247	Pool #AE3916 4.000%, 11/01/2040	25,073
3,195	Pool #AE5147 4.000%, 11/01/2040	3,305
41,171	Pool #AE8715 4.000%, 11/01/2040	42,573
4,885	Pool #AH0006 4.000%, 12/01/2040	5,052
13,121	Pool #AH0020 4.000%, 12/01/2040	13,568
25,695	Pool #AH0599 4.000%, 12/01/2040	26,571
8,614	Pool #AH0601 4.000%, 12/01/2040	8,908
17,502	Pool #AH1263 4.000%, 01/01/2041	18,098
73,005	Pool #AL5233 4.000%, 01/01/2041	75,479
5,891	Pool #AH4659 4.000%, 02/01/2041	6,092
81,707	Pool #AH5653 4.000%, 02/01/2041	84,503
113,103	Pool #AL0934 5.000%, 02/01/2041	122,354
163,738	Pool #AD1889 4.500%, 03/01/2041	173,233
9,715	Pool #AH6150 4.000%, 03/01/2041	10,046
103,326	Pool #AL0215 4.500%, 04/01/2041	109,350
10,200,000	Pool #TBA 3.500%, 04/15/2041 (g)	10,222,113
400,000	Pool #TBA 4.500%, 04/15/2041 (g)	418,898
84,803	Pool #AL0187 5.000%, 05/01/2041	91,699
14,824	Pool #AL0456 5.000%, 06/01/2041	16,035
69,707	Pool #AI8842 4.500%, 08/01/2041	73,596
37,826	Pool #AL0815 4.000%, 09/01/2041	39,277
76,036	Series 2012-21, 2.000%, 09/25/2041	72,432
13,301	Pool #AJ1562 4.000%, 10/01/2041	13,809
13,352	Pool #AJ1972 4.000%, 10/01/2041	13,866
667,583	Pool #AJ2212 4.500%, 10/01/2041	706,103
18,651	Pool #AJ4756 4.000%, 10/01/2041	19,365
16,295	Pool #AJ3330 4.000%, 11/01/2041	16,916
16,837	Pool #AJ4549 4.000%, 11/01/2041	17,480
13,143	Pool #AJ4698 4.000%, 11/01/2041	13,644
25,415	Pool #AJ5424 4.000%, 11/01/2041	26,389
10,370	Pool #AJ7840 4.000%, 11/01/2041	10,763
17,512	Pool #AB3995 4.000%, 12/01/2041	18,179
16,663	Pool #AI0848 4.000%, 12/01/2041	17,297
14,275	Pool #AJ4187 4.000%, 12/01/2041	14,825
17,943	Pool #AJ5736 4.000%, 12/01/2041	18,631
10,418	Pool #AJ5968 4.000%, 12/01/2041	10,774
20,900	Pool #AJ6061 4.000%, 12/01/2041	21,696
13,153	Pool #AJ7868 4.000%, 12/01/2041	13,654
29,957	Pool #AJ8104 4.000%, 12/01/2041	31,103

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
18,458	Pool #AJ8109 4.000%, 12/01/2041	$19,162
11,141	Pool #AJ8171 4.000%, 12/01/2041	11,565
21,370	Pool #AJ8341 4.000%, 12/01/2041	22,184
32,749	Pool #AJ8436 4.000%, 12/01/2041	34,000
12,465	Pool #AJ8912 4.000%, 12/01/2041	12,940
16,708	Pool #AJ9248 4.000%, 12/01/2041	17,344
144,323	Series 2012-18, 2.000%, 12/25/2041	138,051
154,680	Series 2012-75, 2.500%, 12/25/2041	150,587
16,368	Pool #AJ2446 4.000%, 01/01/2042	16,927
20,903	Pool #AJ7538 4.000%, 01/01/2042	21,699
5,935	Pool #AJ8001 4.000%, 01/01/2042	6,110
19,935	Pool #AJ8369 4.000%, 01/01/2042	20,696
18,233	Pool #AJ9162 4.000%, 01/01/2042	18,928
102,686	Pool #AJ9330 4.000%, 01/01/2042	106,589
11,262	Pool #AJ9779 4.000%, 01/01/2042	11,616
17,816	Pool #AK0170 4.000%, 01/01/2042	18,495
34,964	Pool #AK0543 4.000%, 01/01/2042	36,288
14,374	Pool #AK0563 4.000%, 01/01/2042	14,922
28,988	Pool #AK1827 4.000%, 01/01/2042	30,087
376,909	Pool #AL2752 5.000%, 03/01/2042	407,512
86,369	Pool #AB5529 4.000%, 07/01/2042	89,234
204,012	Pool #AB6228 3.500%, 09/01/2042	205,893
402,946	Pool #AQ9316 2.500%, 01/01/2043	381,767
199,663	Series 2015-48, 3.000%, 02/25/2043	198,479
800,000	Pool #TBA 3.000%, 04/15/2043 (g)	780,312
1,101,388	Pool #AT2720 3.000%, 05/01/2043	1,084,767
821,521	Pool #AT5900 3.000%, 06/01/2043	809,111
448,761	Pool #AU1625 3.500%, 07/01/2043	452,639
736,799	Pool #AS5469 4.000%, 07/01/2045	760,099
842,370	Pool #AZ0832 4.000%, 07/01/2045	866,118
160,000	Pool #AS5597 3.500%, 08/01/2045	160,690
960,359	Pool #AS7170 3.500%, 05/01/2046	963,910
970,790	Pool #AS7242 3.500%, 05/01/2046	974,377
708,647	Pool #BC9468 3.000%, 06/01/2046	692,018
890,151	Pool #AS7492 4.000%, 07/01/2046	915,987
396,198	Pool #AS8299 3.000%, 11/01/2046	387,632
597,230	Pool #AS8947 3.500%, 03/01/2047	599,891
153,785	Pool #MA3038 4.500%, 06/01/2047	161,488
177,729	Series 2017-72, 3.000%, 09/25/2047	176,307
185,454	Series 2017-72, 3.000%, 09/25/2047	183,963
171,194	Series 2018-23, 3.500%, 04/25/2048	173,757
	Government National Mortgage Association
12,012	Pool #614436X 5.000%, 08/15/2033	12,668
35,848	Pool #736686X 5.000%, 02/15/2039	38,527
690,344	Pool #723248X 5.000%, 10/15/2039	744,262
500,000	Pool #TBA 3.500%, 04/15/2041 (g)	504,863
364,680	Pool #783403X 3.500%, 09/15/2041	370,372
1,300,000	Pool #TBA 4.000%, 04/15/2042 (g)	1,336,334
800,000	Pool #TBA 3.000%, 04/15/2045 (g)	787,109
1,400,000	Pool #TBA 3.500%, 04/15/2045 (g)	1,413,699
152,139	Pool #MA4587M 4.000%, 07/20/2047	157,124
362,281	Pool #MA4652M 3.500%, 08/20/2047	366,247
708,150	Pool #MA4778M 3.500%, 10/20/2047	715,930
563,121	Pool #MA4779M 4.000%, 10/20/2047	579,680
818,338	Pool #MA4780M 4.500%, 10/20/2047	852,647

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $45,523,903)	45,462,280

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS - 0.55%
	California, GO,
80,000	7.550%, 04/01/2039	$122,120
160,000	7.350%, 11/01/2039	234,454
55,000	7.625%, 03/01/2040	83,961
45,000	7.600%, 11/01/2040	69,795
160,000	Chicago Transit Authority Sales & Transfer Tax Receipts, Series B, Revenue Bond, 6.899%, 12/01/2040	211,558
15,000	University of California Medical Center, Revenue Bond, 6.548%, 05/15/2048	20,655

	Total Municipal Debt Obligations (Cost $710,938)	742,543

Notional Amount
	Purchased Options - 0.07%
	Put Interest Rate Swaption - 0.07%
6,210,000	10-Year Interest Rate Swap, 3-MO-USD-LIBOR, Receive Floating Rate, Counterparty: Bank of America Expiration: 02/28/2019 Exercises Rate: 3.200% (h)	85,077

	Total Purchased Options (Cost $101,720)	85,077

	U.S. TREASURY OBLIGATIONS - 21.46%
	U.S. Treasury Bonds - 11.09%
2,458,000	1.875%, 09/30/2022	2,388,917
947,852	0.125%, 07/15/2024 (f)(i)	926,330
3,607,277	0.375%, 07/15/2027 (f)	3,520,538
219,000	4.500%, 08/15/2039	275,517
320,000	4.375%, 11/15/2039	396,344
2,460,000	3.125%, 11/15/2041	2,542,208
545,000	3.625%, 08/15/2043	610,251
1,380,000	3.750%, 11/15/2043	1,576,596
240,000	3.000%, 11/15/2045	241,406
2,365,000	2.500%, 05/15/2046	2,150,765
255,000	3.000%, 02/15/2047	256,415
	U.S. Treasury Notes - 10.37%
2,165,000	2.000%, 11/15/2021	2,130,495
3,745,000	2.000%, 02/15/2022	3,679,170
150,000	2.000%, 02/15/2023	146,188
510,000	1.500%, 03/31/2023	484,580
4,005,000	1.625%, 04/30/2023	3,824,384
3,220,000	2.375%, 08/15/2024 (i)	3,166,103
72,000	1.625%, 05/15/2026 (i)	66,238
455,000	2.000%, 11/15/2026	429,202

	Total U.S. Treasury Obligations (Cost $29,077,986)	28,811,647

Number of Shares
	SHORT TERM INVESTMENTS - 1.11%
	Money Market Funds - 1.11%
1,494,324	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.56% (e)	1,494,324

	Total Short Term Investments (Cost $1,494,324)	1,494,324

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 1.55%
	Investments Purchased with Proceeds from Securities Lending Collateral - 1.55%
2,080,400	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.91% (e)	$2,080,400

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $2,080,400)	2,080,400

	Total Investments (Cost $156,502,879) - 115.81%	155,487,290
	Liabilities in Excess of Other Assets - (15.81)%	(21,232,231)

	TOTAL NET ASSETS - 100.00%	$134,255,059

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of March 31, 2018.
(b)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of March 31, 2018.
(c)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The value of these securities total $30,838,404, which represents 22.97% of total net assets.
(d)	All or portion of this security is on loan.
(e)	Seven-day yield as of March 31, 2018.
(f)	Represents a U.S. Treasury Inflation Protected Security.
(g)	Security purchased on a when-issued basis. On March 31, 2018, the total value of investments purchased on a when-issued basis was $18,580,480 or 13.84% of total net assets.
(h)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $1,248,766, which represents 0.93% of total net assets.
(i)	All or a portion of this security is held as collateral for certain swap and futures contracts.
(j)	Step-up bond; the interest rate shown is the rate in effect as of March 31, 2018.

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2018

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Value/Unrealized Appreciation (Depreciation)
Eurodollar 90 Day Futures	13	$3,165,825	Mar-19	$2,893
Eurodollar 90 Day Futures	(27)	(6,561,338)	Mar-20	(4,868)
U.S. Treasury 2 Year Note Futures	29	6,165,672	Jun-18	(2,459)
U.S. Treasury 5 Year Note Futures	76	8,699,031	Jun-18	16,526
U.S. Treasury 10 Year Note Futures	(32)	(3,876,500)	Jun-18	(23,668)
U.S. Treasury Ultra Bond Futures	6	962,813	Jun-18	20,466

				$8,890

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN SWAP CONTRACTS

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION(1)

March 31, 2018

Reference Obligation	Implied Credit Spread at 3/31/2018(2)	Fixed Pay Rate	Maturity Date	Counterparty	Payment Frequency	Notional Amount(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX. NA. IG. 29 Index*	0.58%	1.000%	12/20/2022	Morgan Stanley	Quarterly	$1,280,000	$(23,743)	$(25,706)	$1,963

							$(23,743)	$(25,706)	$1,963

GuideMark® Core Fixed Income Fund

INTEREST RATE SWAPS

March 31, 2018

Pay/Receive Floating Rate	Floating Rate Index		Floating Payment Frequency	Fixed Pay Rate	Fixed Payment Frequency	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	1-Day Overnight Fed Funds Effective Rate	**	Annual	2.060%	Annual	11/15/2024	Morgan Stanley	$508,000	$(19,683)	$11,347	$(31,030)
Receive	1-Day Overnight Fed Funds Effective Rate	**	Annual	2.179%	Annual	11/15/2024	Morgan Stanley	350,000	(11,532)	(565)	(10,967)
Receive	1-Day Overnight Fed Funds Effective Rate	**	Annual	2.179%	Annual	11/15/2024	Morgan Stanley	355,000	(11,696)	—	(11,696)
Receive	1-Day Overnight Fed Funds Effective Rate	**	Annual	2.250%	Annual	11/15/2024	Morgan Stanley	170,000	(4,814)	2,048	(6,862)
Receive	1-Day Overnight Fed Funds Effective Rate	**	Annual	2.250%	Annual	11/15/2024	Morgan Stanley	45,000	(1,274)	543	(1,817)
Receive	1-Day Overnight Fed Funds Effective Rate	**	Annual	2.453%	Annual	11/15/2024	Morgan Stanley	205,000	(1,341)	—	(1,341)
Receive	1-Day Overnight Fed Funds Effective Rate	**	Annual	2.453%	Annual	11/15/2024	Morgan Stanley	240,000	(1,581)	—	(1,581)
Receive	1-Day Overnight Fed Funds Effective Rate	**	Annual	2.459%	Annual	11/15/2024	Morgan Stanley	235,000	(1,415)	—	(1,415)
Receive	3-MO-USD-LIBOR	**	Quarterly	2.250%	Semi-Annual	9/21/2026	Morgan Stanley	4,143,000	158,616	(181,289)	339,905
Receive	3-MO-USD-LIBOR	**	Quarterly	2.250%	Semi-Annual	6/20/2028	Morgan Stanley	4,241,000	201,938	235,579	(33,641)
Receive	3-MO-USD-LIBOR	**	Quarterly	2.750%	Semi-Annual	12/20/2047	Morgan Stanley	775,000	5,363	(30,682)	36,045

									$312,581	$36,981	$275,600

1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS (Continued)

March 31, 2018

include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
3)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

*	Centrally cleared swap, clearing agent: Intercontinental Exchange
**	Centrally cleared swap, clearing agent: Clearnet

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS - 99.91%
	Alabama - 1.42%
	The Lower Alabama Gas District, Series A, Revenue Bond,
$100,000	5.000%, 09/01/2034	$118,741
225,000	5.000%, 09/01/2046	275,243

		393,984

	Alaska - 0.31%
85,000	Northern Tobacco Securitization Corp., Series A, Revenue Bond, 5.000%, 06/01/2046	84,997

	Arizona - 2.39%
	Arizona Board of Regents, Refunding, Revenue Bond,
145,000	5.000%, 07/01/2028	161,985
55,000	5.000%, 07/01/2028	61,254
150,000	Arizona Industrial Development Authority, Revenue Bond, 6.000%, 07/01/2047	158,142
	Pima County Industrial Development Authority, Revenue Bond,
35,000	5.000%, 06/15/2047	35,056
30,000	5.000%, 06/15/2052	29,706
150,000	Salt Verde Financial Corp., Revenue Bond, 5.000%, 12/01/2037	178,227
40,000	Tempe Industrial Development Authority, Series A, Revenue Bond, 6.125%, 10/01/2052	41,115

		665,485

	Arkansas - 0.93%
250,000	University of Arkansas, Series A, Revenue Bond, 4.125%, 11/01/2030	259,988

	California - 14.28%
100,000	California Health Facilities Financing Authority, Series A, Revenue Bond, 5.000%, 11/15/2031	117,782
100,000	California Municipal Finance Authority, Community Medical Centers, Series A, Refunding, Revenue Bond, 5.000%, 02/01/2042	110,105
195,000	California Municipal Finance Authority, Mobile Home Park, Series A, Prerefunded, Revenue Bond, 6.400%, 08/15/2045	213,829
200,000	California State University, Series A, Refunding, Revenue Bond, 5.000%, 11/01/2031	231,728
	California Statewide Communities Development Authority, Series A, Revenue Bond,
160,000	6.125%, 11/01/2033	184,347
150,000	5.250%, 12/01/2056	160,886
300,000	California Statewide Communities Development Authority, Series A, Revenue Bond, CMI Insured, 5.000%, 08/01/2034	336,093
	California, GO,
500,000	6.500%, 04/01/2033	524,280
150,000	5.000%, 10/01/2047	170,727
	California, Refunding, GO,
150,000	5.000%, 10/01/2029	169,156
300,000	5.000%, 11/01/2043	333,531

Principal Amount		Value
	California (Continued)
	Golden State Tobacco Securitization Corp., Series A, Revenue Bond,
$100,000	4.000%, 06/01/2031	$105,869
10,000	5.125%, 06/01/2047	10,000
100,000	Golden State Tobacco Securitization Corp., Series A-1, Refunding, Revenue Bond, 5.000%, 06/01/2024	113,517
500,000	Los Angeles Department of Airports, Series A, Revenue Bond, 5.250%, 05/15/2029	520,165
250,000	M-S-R Energy Authority, Revenue Bond, 6.500%, 11/01/2039	352,013
300,000	San Mateo Joint Powers Financing Authority, Series A, Refunding, Revenue Bond, 5.250%, 07/15/2025	318,567

		3,972,595

	Colorado - 3.39%
150,000	Castle Pines North Metropolitan District, Refunding, Revenue Bond, 4.000%, 12/01/2044	152,654
130,000	Colorado Health Facilities Authority, Revenue Bond, 8.000%, 08/01/2043	149,705
220,000	Public Authority for Colorado Energy, Revenue Bond, 6.500%, 11/15/2038	306,319
300,000	Regional Transportation District, Series A, Revenue Bond, 5.000%, 11/01/2027	335,829

		944,507

	Connecticut - 0.73%
200,000	Connecticut Health & Educational Facilities Authority, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2025	201,716

	Delaware - 0.87%
200,000	Delaware, Series A, Refunding, GO, 5.000%, 01/01/2027	241,842

	Florida - 3.96%
300,000	Brevard County Health Facilities Authority, Prerefunded, Revenue Bond, 7.000%, 04/01/2039	315,582
100,000	Florida Development Finance Corp., Revenue Bond, 5.625%, 01/01/2047 (a)(b)	103,048
225,000	Miami-Dade County Educational Facilities, Series A, Refunding, Revenue Bond, 5.000%, 04/01/2040	249,309
355,000	Miami-Dade County Health Facilities, Series A, Refunding, Revenue Bond, 5.250%, 08/01/2021	376,879
40,000	Palm Beach County Florida Health Facilities Authority, Series A, Refunding, Revenue Bond, 7.500%, 06/01/2049	46,564
10,000	Palm Beach County Florida Health Facilities Authority, Series A, Revenue Bond, 7.250%, 06/01/2034	11,579

		1,102,961

	Georgia - 1.59%
300,000	Atlanta Water & Wastewater, Refunding, Revenue Bond, 5.000%, 11/01/2040	340,248

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Georgia (Continued)
$100,000	Marietta Development Authority, Prerefunded, Revenue Bond, 7.000%, 06/15/2039	$101,080

		441,328

	Illinois - 7.98%
	Chicago Board of Education, Revenue Bond,
100,000	5.000%, 04/01/2042	107,648
100,000	5.000%, 04/01/2046	107,336
100,000	Chicago Board of Education, Series G, Refunding, GO, 5.000%, 12/01/2044	97,266
100,000	Chicago Board of Education, Series H, GO, 5.000%, 12/01/2036	99,274
70,000	Chicago Waterworks, Revenue Bond, 5.000%, 11/01/2028	78,881
65,000	Chicago, Series A, Refunding, GO, 5.250%, 01/01/2029	68,685
225,000	Illinois Finance Authority, Prerefunded, Revenue Bond, 7.000%, 08/15/2044	240,844
160,000	Illinois Finance Authority, Refunding, Revenue Bond, 5.000%, 12/01/2047	166,203
140,000	Illinois Finance Authority, Series A, Revenue Bond, 5.000%, 02/15/2047	149,486
	Illinois, GO,
345,000	5.000%, 01/01/2029	356,378
20,000	5.000%, 05/01/2036	20,229
70,000	5.000%, 11/01/2036	71,516
30,000	5.000%, 02/01/2039	30,194
30,000	Illinois, Series A, GO, 5.000%, 04/01/2038	30,197
100,000	O’Hare International Airport, Series B, Refunding, Revenue Bond, 5.000%, 01/01/2032	112,385
150,000	O’Hare International Airport, Series D, Refunding, Revenue Bond, 5.250%, 01/01/2030	167,061
150,000	Sales Tax Securitization Corp., Series A, Revenue Bond, 5.000%, 01/01/2040	168,039
120,000	Southwestern Illinois Development Authority, Prerefunded, Revenue Bond, 7.125%, 11/01/2043	150,502

		2,222,124

	Indiana - 4.35%
500,000	Fishers Redevelopment District, Prerefunded, Revenue Bond, 5.250%, 07/15/2034	531,490
100,000	Indiana Health Facility Financing Authority, Series 2001A-1, Revenue Bond, 5.000%, 11/15/2034	114,036
250,000	Indiana Municipal Power Agency, Series A, Prerefunded, Revenue Bond, 5.250%, 01/01/2032	288,637
125,000	Shoals Exempt Facilities, Revenue Bond, 7.250%, 11/01/2043	141,324
115,000	Valparaiso Exempt Facilities, Revenue Bond, 7.000%, 01/01/2044	135,970

		1,211,457

Principal Amount		Value
	Kentucky - 0.96%
$250,000	Kentucky Economic Development Finance Authority, Series A, Revenue Bond, 5.000%, 06/01/2045	$266,632

	Louisiana - 0.81%
200,000	Louisiana Highway Improvement, Series A, Revenue Bond, 5.000%, 06/15/2029	226,336

	Maryland - 1.76%
250,000	City of Baltimore, Refunding, Revenue Bond, 5.000%, 09/01/2046	276,460
200,000	Westminster Project Revenue, Lutheran Village at Miller’s Grant, Series A, Revenue Bond, 6.000%, 07/01/2034	213,132

		489,592

	Massachusetts - 0.70%
190,000	Massachusetts Development Finance Agency, Series A, Prerefunded, Revenue Bond, 5.500%, 11/15/2036	194,644

	Michigan - 0.40%
100,000	Royal Oak Hospital Finance Authority, Series D, Refunding, Revenue Bond, 5.000%, 09/01/2033	110,415

	Minnesota - 2.80%
100,000	Apple Valley Senior Living, Series D, Revenue Bond, 7.250%, 01/01/2052	101,273
160,000	Minneapolis-St. Paul Metropolitan Airports Commission, Series A, Refunding, Revenue Bond, 5.000%, 01/01/2030	179,635
150,000	Rochester Health Care & Housing Facility, Series A, Refunding, Revenue Bond, 6.875%, 12/01/2048	169,859
300,000	Rochester Health Care Facilities Mayo Clinic, Series C, Revenue Bond, 4.500%, 11/15/2038 (a)(b)	328,233

		779,000

	Mississippi - 3.59%
1,000,000	Mississippi Business Finance Corp., Series G, Revenue Bond, 1.610%, 11/01/2035 (a)(b)	1,000,000
	Missouri - 2.21%
240,000	Conley Road Transportation Development District, Revenue Bond, 5.375%, 05/01/2047	245,014
350,000	St. Louis Airport, Revenue Bond, 6.625%, 07/01/2034	369,873

		614,887

	Montana - 0.38%
100,000	City of Kalispell, Series A, Revenue Bond, 5.250%, 05/15/2047	104,791

	Nebraska - 2.49%
130,000	Douglas County Hospital Authority No. 3, Refunding, Revenue Bond, 5.000%, 11/01/2024	148,075
500,000	Omaha Public Power District, Series B, Prerefunded, Revenue Bond, 5.000%, 02/01/2027	543,475

		691,550

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	New Hampshire - 0.47%
$120,000	New Hampshire Health & Educational Facilities Authority, Refunding, Revenue Bond, 5.000%, 07/01/2027	$130,441

	New Jersey - 1.06%
150,000	New Jersey Economic Development Authority, Refunding, Revenue Bond, 5.250%, 06/15/2030	163,777
100,000	New Jersey Turnpike Authority, Revenue Bond, 4.000%, 01/01/2043	103,259
25,000	South Jersey Port Corp., Series A, Revenue Bond, 5.000%, 01/01/2049	27,126

		294,162

	New York - 8.83%
325,000	Brooklyn Arena Local Development Corp., Prerefunded, Revenue Bond, 6.500%, 07/15/2030	352,098
200,000	City of New York, Series B, GO, 5.000%, 10/01/2038	231,582
100,000	City of New York, Series E, GO, 5.000%, 03/01/2041	116,011
90,000	Long Island Power Authority, Revenue Bond, 5.000%, 09/01/2047	102,133
140,000	New York City Industrial Development Agency, Revenue Bond, 5.750%, 10/01/2036	139,986
40,000	New York City Industrial Development Agency, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2022	44,002
35,000	New York City, Series I, Unrefunded, GO, 5.375%, 04/01/2036	36,249
100,000	New York Dormitory Authority, Refunding, Revenue Bond, 5.000%, 12/01/2035	108,883
250,000	New York Dormitory Authority, Series B, Refunding, Revenue Bond, 5.000%, 07/01/2038	275,965
500,000	New York Environmental Facilities Corp., Series B, Prerefunded, Revenue Bond, 5.500%, 10/15/2027	620,790
175,000	New York Liberty Development Corp., Refunding, Revenue Bond, 5.250%, 10/01/2035	217,689
200,000	New York, Series E, GO, 4.000%, 12/15/2027	212,940

		2,458,328

	North Carolina - 1.29%
320,000	North Carolina Eastern Municipal Power Agency Power Systems, Series A, Prerefunded, Revenue Bond, 5.000%, 01/01/2025	358,870

	Ohio - 5.04%
	Buckeye Tobacco Settlement Financing Authority, Series A, Revenue Bond,
550,000	5.875%, 06/01/2047	543,812
145,000	6.500%, 06/01/2047	145,908
135,000	County of Cuyahoga, Revenue Bond, 5.250%, 02/15/2047	144,570

Principal Amount		Value
	Ohio (Continued)
$300,000	Ohio Higher Education Facilities Commission, Refunding, Revenue Bond, 5.000%, 01/01/2026	$331,734
200,000	Ohio, Series A, Refunding, Revenue Bond, 5.000%, 01/01/2031	237,476

		1,403,500

	Oklahoma - 0.24%
60,000	Oklahoma Development Finance Authority, Series B, Revenue Bond, 5.500%, 08/15/2057	66,603

	Pennsylvania - 4.30%
350,000	Butler County Hospital Authority, Prerefunded, Revenue Bond, 7.125%, 07/01/2029	373,044
300,000	Commonwealth Financing Authority, Revenue Bond, 5.000%, 06/01/2034	334,383
200,000	Pennsylvania Higher Educational Facilities Authority, Prerefunded, Revenue Bond, 5.800%, 07/01/2030	217,376
65,000	Pennsylvania Turnpike Commission, Series A-1, Revenue Bond, 5.000%, 12/01/2047	72,988
200,000	The School District of Philadelphia, Series B, GO, 4.000%, 09/01/2043	199,676

		1,197,467

	South Carolina - 1.63%
400,000	Charleston Educational Excellence Financing Corp., Refunding, Revenue Bond, 5.000%, 12/01/2025	454,732

	South Dakota - 0.39%
100,000	South Dakota Educational Enhancement Funding Corp. Tobaccos Settlement, Series B, Refunding, Revenue Bond, 5.000%, 06/01/2026	109,844

	Texas - 7.48%
200,000	Central Texas Regional Mobility Authority, Series A, Prerefunded, Revenue Bond, 6.000%, 01/01/2041	221,764
100,000	Central Texas Turnpike System, Series C, Refunding, Revenue Bond, 5.000%, 08/15/2029	111,142
200,000	Dallas-Fort Worth International Airport, Series B, Revenue Bond, 5.000%, 11/01/2026	223,332
200,000	New Hope Cultural Education Facilities Corp., Series A-1, Revenue Bond, 5.000%, 07/01/2046	220,560
225,000	North Texas Tollway Authority, Refunding, Revenue Bond, 4.000%, 01/01/2038	231,696
150,000	North Texas Tollway Authority, Series A, Refunding, Revenue Bond, 5.000%, 01/01/2043	171,363
100,000	North Texas Tollway Authority, Series B, Refunding, Revenue Bond, 5.000%, 01/01/2029	113,300

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Texas (Continued)
$100,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bond, 6.625%, 11/15/2037	$111,310
	Texas Private Activity Surface Transportation Corp., Revenue Bond,
200,000	7.500%, 12/31/2031	218,792
200,000	7.500%, 06/30/2033	223,426
85,000	7.000%, 12/31/2038	100,097
115,000	6.750%, 06/30/2043	133,582

		2,080,364

	Utah - 2.39%
100,000	Salt Lake City Corp. Airport, Series B, Revenue Bond, 5.000%, 07/01/2042	114,215
500,000	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond, 5.500%, 06/01/2022	551,395

		665,610

	Virginia - 1.88%
400,000	Virginia College Building Educational Facilities Authority, Revenue Bond, 5.750%, 01/01/2034	523,512

	Washington - 2.21%
325,000	Central Puget Sound Regional Transit Authority, Series P-1, Refunding, Revenue Bond, 5.000%, 02/01/2027	358,725
250,000	Washington Health Care Facilities Authority, Refunding, Revenue Bond, 6.375%, 10/01/2036	255,205

		613,930

	Wisconsin - 4.40%
100,000	Wisconsin Health & Educational Facilities Authority, Refunding, Revenue Bond, 5.000%, 05/01/2025	110,274

Principal Amount		Value
	Wisconsin (Continued)
	Wisconsin Public Finance Authority, Refunding, Revenue Bond,
$155,000	5.000%, 07/01/2022	$163,857
150,000	5.750%, 10/01/2031	151,713
225,000	5.250%, 05/15/2047	243,610
10,000	Wisconsin, Series 2, Prerefunded, GO, 5.000%, 05/01/2025	11,152
490,000	Wisconsin, Series 2, Unrefunded, GO, 5.000%, 05/01/2025	543,831

		1,224,437

	Total Municipal Debt Obligations (Cost $26,503,408)	27,802,631

Number of Shares
	SHORT TERM INVESTMENTS - 0.21%
	Money Market Funds - 0.21%
59,421	Government TaxAdvantage Portfolio-Institutional Shares Effective Yield, 1.50% (b)	59,421

	Total Short Term Investments (Cost $59,421)	59,421

	Total Investments (Cost $26,562,829) - 100.12%	27,862,052
	Liabilities in Excess of Other Assets - (0.12)%	(33,020)

	TOTAL NET ASSETS - 100.00%	$27,829,032

Percentages are stated as a percent of net assets.

(a)	Adjustable rate security - the rate is determined by the Remarketing Agent.
(b)	Seven - day yield as of March 31, 2018.

Glossary of Terms

CMI	-	California Mortgage Insurance
GO	-	General Obligation

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS - 18.53%
690,055	Alternative Loan Trust Series 2007-15CB, 6.000%, 07/25/2037	$629,680
695,625	Banc of America Funding Corp. Series 2007-3, 5.831%, 04/25/2037 (a)	650,633
737,595	Chase Mortgage Finance Trust Series 2007-S3, 6.000%, 05/25/2037	590,474
	Credit Suisse Mortgage Capital Mortgage-Backed Trust
223,618	Series 2006-9, 6.000%, 11/25/2036	213,047
363,075	Series 2007-1, 6.000%, 02/25/2037	330,640
308,028	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR1, 3.218%, 02/25/2036 (a)	302,218
337,936	First Horizon Alternative Mortgage Securities Trust Series 2007-FA4, 6.250%, 08/25/2037	274,809
346,875	First Horizon Mortgage Pass-Through Trust Series 2007-4, 6.000%, 08/25/2037	294,539
	GSR Mortgage Loan Trust
634,186	Series 2006-9F, 6.500%, 10/25/2036	564,673
247,731	Series 2007-4F, 6.000%, 07/25/2037	228,583
536,474	IndyMac IMJA Mortgage Loan Trust Series 2007-A3, 6.250%, 11/25/2037	438,127
313,484	IndyMac INDX Mortgage Loan Trust Series 2005-AR1, 3.556%, 03/25/2035 (a)	315,477
	JP Morgan Chase Commercial Mortgage Securities Trust
6,062,002	Series 2012-C8, 1.797%, 10/17/2045 (a)(i)	384,994
5,021	Series 2007-LDP10, 5.464%, 01/15/2049 (a)	5,041
439,296	Lehman Mortgage Trust Series 2006-2, 5.750%, 04/25/2036	448,742
326,537	MASTR Adjustable Rate Mortgages Trust Series 2006-2, 3.637%, 01/25/2036 (a)	321,757
	Morgan Stanley Mortgage Loan Trust
832,435	Series 2005-10, 6.000%, 12/25/2035	697,422
565,224	Series 2007-12, 6.250%, 08/25/2037	477,552
	Residential Asset Securitization Trust
692,541	Series 2007-A2, 6.000%, 04/25/2037	626,536
544,700	Series 2007-A6, 6.000%, 06/25/2037	497,737
852,215	Series 2007-A7, 6.000%, 07/25/2037	622,076
874,521	TBW Mortgage-Backed Trust Series 2006-6, 5.630%, 01/25/2037 (l)	492,464
404,849	Washington Mutual Asset-Backed Certificates Trust 2006-HE3, 2.027% (1 Month LIBOR USD + 0.160%, 0.160% Floor), 08/25/2036 (b)	371,198
199,806	Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-5, 6.000%, 07/25/2036	183,827
223,936	Wells Fargo Alternative Loan Trust Series 2007-PA1, 6.000%, 03/25/2037	212,833

	Total Collateralized Mortgage Obligations (Cost $11,463,119)	10,175,079

Number of Shares		Value
	COMMON STOCKS - 0.02%
	Metals & Mining - 0.00%
12,305,675	K2016470219 - Class A (c)(d)(g)(h)	$0
1,336,186	K2016470219 - Class B (c)(d)(g)(h)	0

		0

	Transportation - 0.02%
22	CEVA Holdings LLC (c)(d)	13,682

	Total Common Stocks (Cost $29,791)	13,682

Principal Amount
	CONVERTIBLE OBLIGATIONS - 1.45%
	Metals & Mining - 1.45%
780,000	B2Gold Corp. 3.250%, 10/01/2018	797,113

	Total Convertible Obligations (Cost $780,000)	797,113

	CORPORATE OBLIGATIONS - 0.27%
	Specialty Retail - 0.27%
	K2016470219 South Africa, Ltd.	46,074
932,665	0.000% Cash or 3.000% PIK, 12/31/2022 (e)
167,435	0.000% Cash or 8.000% PIK, 12/31/2022 (e)	15,410
177,578	K2016470260 South Africa, Ltd. 0.000% Cash or 25.000% PIK, 12/31/2022 (e)	84,350

	Total Corporate Obligations (Cost $1,982,290)	145,834

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 39.00%
	Argentine Bonos del Tesoro
1,157,000	21.200%, 09/19/2018	57,324
6,875,000	18.200%, 10/03/2021	343,272
2,274,900	16.000%, 10/17/2023	118,995
15,011,100	15.500%, 10/17/2026	790,333
5,100,000	Brazil Letras do Tesouro Nacional 8.070%, 07/01/2021 (f)	1,196,103
	Brazil Notas do Tesouro Nacional - Serie F
2,065,000	10.000%, 01/01/2021	672,484
120,000	10.000%, 01/01/2023 (n)	38,873
1,630,000	10.000%, 01/01/2025 (n)	524,764
160,000,000	Colombia Government International Bond 7.750%, 04/14/2021	60,425
	Colombian TES
583,000,000	10.000%, 07/24/2024	251,123
296,500,000	7.500%, 08/26/2026	114,351
342,500,000	6.000%, 04/28/2028	118,466
2,411,000,000	7.750%, 09/18/2030	943,860
	Ghana Government Bond
150,000	22.490%, 04/23/2018	33,921
1,810,000	23.470%, 05/21/2018	409,346
990,000	19.040%, 09/24/2018	228,321
99,000	24.500%, 10/22/2018	23,459
200,000	24.500%, 06/21/2021	55,113
390,000	24.750%, 07/19/2021	108,160
300,000	18.750%, 01/24/2022	74,249
200,000	16.500%, 02/06/2023	46,477
300,000	19.750%, 03/25/2024	79,010
910,000	19.000%, 11/02/2026	241,757
910,000	19.750%, 03/15/2032	232,663

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
	Ghana Treasury Note
170,000	22.500%, 12/10/2018	$40,173
340,000	21.000%, 01/07/2019	79,942
290,000	19.950%, 05/06/2019	68,719
460,000	16.500%, 02/17/2020	105,234
120,000	16.500%, 03/16/2020	27,147
	India Government Bond
25,000,000	8.200%, 02/15/2022	395,804
44,000,000	8.150%, 06/11/2022	694,591
7,000,000	8.080%, 08/02/2022	110,567
90,000,000	8.130%, 09/21/2022	1,422,341
2,000,000	6.840%, 12/19/2022	30,110
74,000,000	8.830%, 11/25/2023	1,203,348
15,000,000	7.680%, 12/15/2023	232,998
	Indonesia Treasury Bond
7,846,000,000	8.250%, 07/15/2021	608,361
25,441,000,000	8.375%, 09/15/2026	2,044,242
606,000,000	9.000%, 03/15/2029	50,645
140,000,000	10.500%, 08/15/2030	12,917
1,689,000,000	8.750%, 05/15/2031	138,813
7,580,000,000	8.375%, 03/15/2034	600,123
	Korea Treasury Bond
581,500,000	3.375%, 09/10/2023	568,990
459,000,000	3.500%, 03/10/2024	453,656
267,000,000	3.000%, 09/10/2024	257,223
	Mexican Bonos
289,700	4.750%, 06/14/2018	1,584,028
27,100	8.500%, 12/13/2018	149,941
378,200	5.000%, 12/11/2019	2,004,647
11,000	8.000%, 06/11/2020	61,512
7,600	6.500%, 06/10/2021	40,984
	Mexican Udibonos
15,959	4.000%, 06/13/2019 (j)	87,347
13,189	2.500%, 12/10/2020 (j)	70,379
	Philippine Government Bond
22,580,000	3.875%, 11/22/2019	430,796
15,690,000	3.375%, 08/20/2020	292,506
1,120,000	Ukraine Government International Bond 2.292%, 05/31/2040 (e)(o)	784,456

	Total Foreign Government Debt Obligations (Cost $21,145,566)	21,415,389

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 12.71%
	Federal Home Loan Mortgage Corp.
1,051,412	Pool #4062, 3.500%, 06/15/2042	1,018,225
799,599	Pool #4171, 3.000%, 02/15/2043	748,675
	Federal National Mortgage Association
633,370	Pool #1201, 3.500%, 10/01/2032	647,339
335,722	Pool #2005-56, 6.000% (1 Month LIBOR USD + 42.300%, 6.000% Cap, 0.000% Floor), 08/25/2033 (b)(m)	359,816
47,730	Pool #2011-113, 4.000%, 03/25/2040	47,814
553,001	Pool #2012-63, 2.000%, 08/25/2040	539,233
1,157,125	Pool #2014-95, 3.000%, 04/25/2041	1,146,342
519,788	Pool #2012-150, 1.750%, 01/25/2043	493,217
465,348	Pool #2863, 3.000%, 01/01/2047	454,413
494,636	Pool #3392, 4.000%, 01/01/2048	508,182

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
	Government National Mortgage Association
659,053	Pool #2010-62, 3.928% (1 Month LIBOR USD + 5.750%, 5.750% Cap, 0.000% Floor), 05/20/2040 (b)(i)(m)	$79,372
670,052	Pool #2011-72, 3.558% (1 Month LIBOR USD + 5.380%, 5.380% Cap, 0.000% Floor), 05/20/2041 (b)(i)(m)	77,933
697,105	Pool #2012-40, 4.000%, 01/20/2042	709,230
1,304,770	Pool #2013-113, 4.428% (1 Month LIBOR USD + 6.250%, 6.250% Cap, 0.000% Floor), 03/20/2043 (b)(i)(m)	149,306

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $7,111,411)	6,979,097

Number of Shares
	PREFERRED STOCKS - 0.05%
	Transportation - 0.05%
49	CEVA Holdings LLC (c)(d)	29,615

	Total Preferred Stocks (Cost $64,483)	29,615

	WARRANTS - 0.00%
	Textiles, Apparel & Luxury Goods - 0.00%
361	Edcon Holdings, Ltd. F - Expiration: December, 2049 (c)(d)(g)(h)	0
6,464,770	Edcon Holdings, Ltd. F1 - Expiration: December, 2049 (c)(d)(g)(h)	0
523,517	Edcon Holdings, Ltd. F2 - Expiration: December, 2049 (c)(d)(g)(h)	0

	Total Warrants (Cost $0)	0

Principal Amount
	SHORT TERM INVESTMENTS - 24.80%
	Foreign Government Debt Obligation - 2.43%
264,000	Bonos de la Nacion Argentina Con Ajuste por CER 3.750%, 02/08/2019	13,903
	Egypt Treasury Bill
6,100,000	18.670%, 05/15/2018 (f)	339,012
6,100,000	17.540%, 11/06/2018 (f)	314,774
	Letras del Banco Central de la Republica Argentina
668,000	12.490%, 06/21/2018 (f)	31,420
335,000	13.360%, 07/18/2018 (f)	15,475
803,000	13.230%, 08/15/2018 (f)	36,339
1,305,000	13.410%, 09/19/2018 (f)	57,912
1,632,000	25.040%, 10/17/2018 (f)	71,258
	Mexico Cetes
271,760	7.940%, 06/21/2018 (f)	147,000
583,500	7.810%, 12/06/2018 (f)	304,730

		1,331,823

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Number of Shares		Value
	Money Market Funds - 22.37%
12,281,466	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.56% (k)	$12,281,466

	Total Short Term Investments (Cost $13,597,767)	13,613,289

	Total Investments (Cost $56,174,427) - 96.83%	53,169,098
	Other Assets in Excess of Liabilities - 3.17%	1,739,783

	TOTAL NET ASSETS - 100.00%	$54,908,881

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of March 31, 2018.
(b)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of March 31, 2018.
(c)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $43,297, which represents 0.08% of total net assets.
(d)	Non-income producing.
(e)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The value of these securities total $930,290, which represents 1.69% of total net assets.
(f)	Zero Coupon Bond. The Effective yield is listed.
(g)	As of March 31, 2018, the Valuation Committee has fair valued these securities. The value of these securities total $0, which represents 0.00% of total net assets.
(h)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(i)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at March 31, 2018. These securities are liquid according to the Fund’s liquidity guidelines and the value of these securities total $691,605, which represents 1.26% of total net assets.
(j)	Represents an inflation protected security.
(k)	Seven-day yield as of March 31, 2018.
(l)	Step-up bond; the interest rate shown is the rate in effect as of March 31, 2018.
(m)	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplyer or slope.
(n)	Non-income producing security. Item identified as in default as to payment of interest.
(o)	Variable rate security. The coupon rate will be 0.00% until the year 2021. The effective yield is listed.

Glossary of Terms

LIBOR	-	London Interbank Offered Rate
PIK	-	Payment-in-Kind

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

March 31, 2018

Forward Expiration Date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
9/24/2018	Citibank	Brazilian Real	3,300,000	Euro	790,609	$(2,796)
4/3/2018	Citibank	Euro	2,058,594	Mexican Peso	46,884,480	(43,082)
4/3/2018	Citibank	Mexican Peso	46,884,480	Euro	2,101,368	(9,567)
7/12/2018	Citibank	Mexican Peso	9,384,000	Euro	389,430	24,665
7/13/2018	Citibank	Mexican Peso	7,476,600	Euro	339,140	(16,252)
10/3/2018	Citibank	Mexican Peso	46,884,480	Euro	1,972,837	40,389
5/23/2018	Citibank	South Korea Won	43,024,000	U.S. Dollar	40,166	278
5/15/2018	JP Morgan Chase	U.S. Dollar	258,743	Australian Dollar	339,000	(1,639)
5/22/2018	Citibank	U.S. Dollar	291,963	Australian Dollar	370,000	7,765
6/12/2018	JP Morgan Chase	U.S. Dollar	769,790	Australian Dollar	982,000	15,429
6/13/2018	Citibank	U.S. Dollar	512,697	Australian Dollar	654,000	10,299
6/15/2018	JP Morgan Chase	U.S. Dollar	267,576	Australian Dollar	339,000	7,155
6/20/2018	JP Morgan Chase	U.S. Dollar	1,174,062	Australian Dollar	1,489,000	30,171
4/10/2018	Barclays	U.S. Dollar	227,603	Euro	189,000	(5,147)
4/10/2018	Citibank	U.S. Dollar	80,422	Euro	66,790	(1,830)
4/18/2018	JP Morgan Chase	U.S. Dollar	108,886	Euro	88,500	(163)
4/19/2018	Goldman Sachs	U.S. Dollar	417,836	Euro	340,000	(1,139)
4/19/2018	Morgan Stanley	U.S. Dollar	109,467	Euro	88,500	411
4/23/2018	UBS	U.S. Dollar	250,596	Euro	203,500	(245)
4/23/2018	JP Morgan Chase	U.S. Dollar	74,114	Euro	60,167	(50)
4/23/2018	Deutsche Bank	U.S. Dollar	54,152	Euro	44,000	(84)
4/24/2018	Deutsche Bank	U.S. Dollar	97,131	Euro	78,923	(160)
5/2/2018	JP Morgan Chase	U.S. Dollar	329,726	Euro	263,000	5,331
5/2/2018	HSBC	U.S. Dollar	42,808	Euro	34,118	726
5/7/2018	Bank of America	U.S. Dollar	466,810	Euro	373,000	6,567
5/7/2018	Deutsche Bank	U.S. Dollar	459,148	Euro	367,366	5,858
5/15/2018	Deutsche Bank	U.S. Dollar	14,923	Euro	12,000	108
5/21/2018	JP Morgan Chase	U.S. Dollar	75,581	Euro	60,167	1,265
5/22/2018	Bank of America	U.S. Dollar	396,039	Euro	319,000	1,991
5/22/2018	Deutsche Bank	U.S. Dollar	54,661	Euro	44,000	310
5/29/2018	Citibank	U.S. Dollar	2,007,716	Euro	1,620,000	5,544
5/31/2018	Deutsche Bank	U.S. Dollar	413,497	Euro	333,864	801
5/31/2018	Goldman Sachs	U.S. Dollar	56,385	Euro	45,500	142
6/7/2018	Bank of America	U.S. Dollar	537,782	Euro	434,000	986
6/13/2018	Citibank	U.S. Dollar	78,927	Euro	63,594	229
6/15/2018	JP Morgan Chase	U.S. Dollar	74,984	Euro	60,167	516
6/29/2018	Deutsche Bank	U.S. Dollar	416,817	Euro	333,733	3,265
6/29/2018	Goldman Sachs	U.S. Dollar	56,825	Euro	45,500	443
4/13/2018	Deutsche Bank	U.S. Dollar	2,340,836	Japanese Yen	254,142,270	(49,861)
4/18/2018	Merrill Lynch	U.S. Dollar	276,578	Japanese Yen	30,030,000	(6,001)
4/23/2018	JP Morgan Chase	U.S. Dollar	360,496	Japanese Yen	38,610,000	(2,934)
4/23/2018	Citibank	U.S. Dollar	336,398	Japanese Yen	35,670,000	642
6/1/2018	Deutsche Bank	U.S. Dollar	739,702	Japanese Yen	80,680,000	(21,753)
6/5/2018	JP Morgan Chase	U.S. Dollar	307,567	Japanese Yen	34,284,478	(16,102)
6/11/2018	HSBC	U.S. Dollar	172,619	Japanese Yen	19,250,000	(9,194)
6/13/2018	HSBC	U.S. Dollar	423,032	Japanese Yen	47,460,000	(25,283)
6/13/2018	JP Morgan Chase	U.S. Dollar	391,982	Japanese Yen	43,970,000	(23,367)
6/13/2018	Deutsche Bank	U.S. Dollar	147,774	Japanese Yen	15,700,000	(531)
6/15/2018	JP Morgan Chase	U.S. Dollar	165,252	Japanese Yen	18,500,000	(9,527)
6/18/2018	HSBC	U.S. Dollar	827,201	Japanese Yen	88,800,000	(11,925)
6/20/2018	Citibank	U.S. Dollar	534,560	Japanese Yen	58,390,000	(17,283)
6/22/2018	Deutsche Bank	U.S. Dollar	168,294	Japanese Yen	17,733,000	675
7/30/2018	JP Morgan Chase	U.S. Dollar	181,263	Japanese Yen	19,500,000	(3,574)
8/15/2018	JP Morgan Chase	U.S. Dollar	389,684	Japanese Yen	41,463,000	(3,802)
9/11/2018	HSBC	U.S. Dollar	173,657	Japanese Yen	19,250,000	(9,392)
9/18/2018	HSBC	U.S. Dollar	170,038	Japanese Yen	17,820,000	499
1/11/2019	Goldman Sachs	U.S. Dollar	179,333	Japanese Yen	19,732,000	(10,151)
1/16/2019	JP Morgan Chase	U.S. Dollar	410,018	Japanese Yen	44,610,000	(18,541)
1/25/2019	JP Morgan Chase	U.S. Dollar	519,485	Japanese Yen	56,000,000	(18,891)

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

March 31, 2018

Forward Expiration Date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
1/25/2019	Citibank	U.S. Dollar	337,106	Japanese Yen	36,309,000	$(11,964)
2/4/2019	JP Morgan Chase	U.S. Dollar	1,882,814	Japanese Yen	200,000,000	(41,532)
2/14/2019	Citibank	U.S. Dollar	111,948	Japanese Yen	11,860,000	(2,260)
5/23/2018	Citibank	U.S. Dollar	88,887	South Korea Won	95,860,000	(1,224)
6/7/2018	Goldman Sachs	U.S. Dollar	960,052	South Korea Won	1,037,000,000	(15,275)
6/27/2018	HSBC	U.S. Dollar	254,099	South Korea Won	270,856,853	(825)

						$(240,886)

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN SWAP CONTRACTS

Interest Rate Swaps

March 31, 2018

Pay/Receive Floating Rate	Floating Rate Index		Floating Payment Frequency	Fixed Pay Rate	Fixed Payment Frequency	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-MO-USD-LIBOR	*	Quarterly	3.848%	Semi-Annual	8/22/2043	JP Morgan Chase	$4,170,000	$(797,409)	$—	$(797,409)
Receive	3-MO-USD-LIBOR	*	Quarterly	2.587%	Semi-Annual	7/27/2047	Citibank	1,100,000	54,328	—	54,328
Receive	3-MO-USD-LIBOR	*	Quarterly	1.973%	Semi-Annual	1/27/2025	Citibank	360,000	16,919	—	16,919
Receive	3-MO-USD-LIBOR		Quarterly	2.980%	Semi-Annual	2/20/2048	Citibank	274,000	(6,792)	—	(6,792)
Receive	3-MO-USD-LIBOR	**	Quarterly	3.002%	Semi-Annual	2/22/2048	HSBC	274,000	(8,032)	—	(8,032)
Receive	3-MO-USD-LIBOR	**	Quarterly	3.019%	Semi-Annual	2/23/2048	HSBC	274,000	(8,995)	—	(8,995)
Receive	3-MO-USD-LIBOR	*	Quarterly	1.914%	Semi-Annual	1/22/2025	HSBC	196,000	9,926	—	9,926
Receive	3-MO-USD-LIBOR	*	Quarterly	1.817%	Semi-Annual	2/3/2025	Citibank	120,000	6,836	—	6,836
Receive	3-MO-USD-LIBOR	*	Quarterly	1.942%	Semi-Annual	1/30/2025	Citibank	80,000	3,919	—	3,919

									$(729,300)	$—	$(729,300)

*	Centrally cleared swap, clearing agent: JP Morgan Chase
**	Centrally cleared swap, clearing agent: Citibank

See notes to financial statements.

GuidePath® Growth Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

Number of Shares		Value
	INVESTMENT COMPANIES - 98.64%
	Exchange Traded Funds - 98.64%
272,256	iShares Core MSCI EAFE ETF	$17,936,225
888,190	iShares Core MSCI Emerging Markets ETF	51,870,296
898,640	iShares Core S&P Small-Cap ETF (a)	69,204,267
596,397	iShares MSCI Canada ETF	16,436,701
367,032	iShares MSCI Switzerland Capped ETF (a)	12,614,890
1,093,905	Schwab U.S. Large-Cap ETF	69,003,527
76,484	SPDR S&P 600 Small Cap Growth ETF	17,788,649
226,040	SPDR S&P China ETF	25,020,368
3,333,940	Vanguard FTSE Developed Markets ETF	147,526,845
186,149	Vanguard Global ex-U.S. Real Estate ETF	11,340,197
285,916	Vanguard REIT ETF (a)	21,578,081
604,891	Vanguard S&P 500 ETF	146,432,013
32,835	Vanguard Value ETF	3,387,915

		610,139,974

	Total Investment Companies (Cost $507,099,698)	610,139,974

	SHORT TERM INVESTMENTS - 1.61%
	Money Market Funds - 1.61%
9,967,482	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.56% (b)	9,967,482

	Total Short Term Investments (Cost $9,967,482)	9,967,482

Number of Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 10.36%
	Investments Purchased with Proceeds from Securities Lending Collateral - 10.36%
64,102,560	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.91% (b)	$64,102,560

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $64,102,560)	64,102,560

	Total Investments (Cost $581,169,740) - 110.61%	684,210,016
	Liabilities in Excess of Other Assets - (10.61)%	(65,634,200)

	TOTAL NET ASSETS - 100.00%	$618,575,816

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2018.

See notes to financial statements.

GuidePath® Conservative Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

Number of Shares		Value
	INVESTMENT COMPANIES - 98.77%
	Exchange Traded Funds - 98.77%
192,248	iShares 1-3 Year Treasury Bond ETF (a)	$16,064,243
313,093	iShares 7-10 Year Treasury Bond ETF (a)	32,308,067
87,310	iShares 10+ Year Credit Bond ETF (a)	5,264,793
206,327	iShares 20+ Year Treasury Bond ETF (a)	25,151,261
47,610	iShares Core MSCI Emerging Markets ETF	2,780,424
186,800	iShares Core S&P Small-Cap ETF (a)	14,385,468
231,557	iShares Edge MSCI Min Vol USA ETF	12,024,755
34,291	iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	3,868,711
93,232	iShares MSCI Canada ETF (a)	2,569,474
188,118	iShares MSCI Switzerland Capped ETF	6,465,616
69,523	iShares U.S. Credit Bond ETF	7,575,921
94,034	PowerShares DB Gold Fund	3,949,428
405,345	SPDR Bloomberg Barclays High Yield Bond ETF (a)	14,531,618
149,476	SPDR Bloomberg Barclays International Treasury Bond ETF (a)	4,411,037
174,267	SPDR Bloomberg Barclays TIPS ETF	9,717,128
19,438	SPDR S&P 600 Small CapValue ETF (a)	2,400,399
45,002	SPDR S&P China ETF	4,981,271
600,552	Vanguard FTSE Developed Markets ETF	26,574,426
616,795	Vanguard Mortgage-Backed Securities ETF	31,826,622
62,061	Vanguard Real Estate ETF (a)	4,683,744
121,329	Vanguard S&P 500 ETF	29,371,324
20,751	Vanguard Total Bond Market ETF	1,658,627
51,547	Vanguard Value ETF	5,318,619

		267,882,976

	Total Investment Companies (Cost $258,924,554)	267,882,976

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.34%
	Money Market Funds - 1.34%
3,625,343	Deutsche Government Money Market Series -Institutional Shares Effective Yield, 1.56% (b)	$3,625,343

	Total Short Term Investments (Cost $3,625,343)	3,625,343

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 25.93%
	Investments Purchased with Proceeds from Securities Lending Collateral - 25.93%
70,331,057	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.91% (b)	70,331,057

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $70,331,057)	70,331,057

	Total Investments (Cost $332,880,954) - 126.04%	341,839,376
	Liabilities in Excess of Other Assets - (26.04)%	(70,618,503)

	TOTAL NET ASSETS - 100.00%	$271,220,873

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2018.

See notes to financial statements.

GuidePath® Tactical Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

Number of Shares		Value
	INVESTMENT COMPANIES - 98.74%
	Exchange Traded Funds - 98.74%
91,532	Healthcare Select Sector SPDR Fund	$7,450,705
61,102	iShares Core S&P 500 ETF	16,214,638
113,051	PowerShares QQQ Trust Series 1 (a)	18,102,857
884,307	Schwab U.S. Large-Cap ETF	55,782,085
326,879	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	29,925,772
36,787	SPDR S&P 500 ETF Trust (a)	9,680,499
139,279	Technology Select Sector SPDR ETF	9,111,632
207,403	Vanguard Growth ETF	29,426,338
100,694	Vanguard Mid-Cap Growth ETF	13,050,949
270,669	Vanguard S&P 500 ETF	65,523,551
45,984	Vanguard Small-Cap Growth ETF (a)	7,539,077
76,554	Vanguard Value ETF	7,898,842

		269,706,945

	Total Investment Companies (Cost $247,984,527)	269,706,945

	SHORT TERM INVESTMENTS - 1.34%
	Money Market Funds - 1.34%
3,670,591	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.56% (b)	3,670,591

	Total Short Term Investments (Cost $3,670,591)	3,670,591

Number of Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 9.79%
	Investments Purchased with Proceeds from Securities Lending Collateral - 9.79%
26,730,427	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.91% (b)	$26,730,427

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $26,730,427)	26,730,427

	Total Investments (Cost $278,385,545) - 109.87%	300,107,963
	Liabilities in Excess of Other Assets - (9.87)%	(26,966,756)

	TOTAL NET ASSETS - 100.00%	$273,141,207

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2018.

See notes to financial statements.

GuidePath® Absolute Return Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

Number of Shares		Value
	INVESTMENT COMPANIES - 98.25%
	Exchange Traded Funds - 54.49%
232,946	iShares 3-7 Year Treasury Bond ETF (a)	$28,097,947
65,050	iShares 7-10 Year Treasury Bond ETF (a)	6,712,510
52,139	iShares 20+ Year Treasury Bond ETF (a)	6,355,744
41,118	iShares Core MSCI Emerging Markets ETF	2,401,291
191,896	iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	21,649,707
16,511	PowerShares DB Agriculture Fund (a)(b)	310,572
7,199	PowerShares DB Base Metals Fund (b)	131,022
22,037	PowerShares DB Energy Fund (b)	336,505
127,121	ProShares Investment Grade-Interest Rate Hedged ETF (a)	9,690,434
18,361	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1,680,950
445,868	SPDR Bloomberg Barclays High Yield Bond ETF (a)	15,984,368
64,677	Vanguard FTSE Developed Markets ETF	2,861,957
648,024	Vanguard Mortgage-Backed Securities ETF	33,438,038
23,031	Vanguard S&P 500 ETF	5,575,344
139,279	Vanguard Total Bond Market ETF	11,132,570

		146,358,959

	Mutual Funds - 43.76%
700,588	BlackRock Low Duration Bond Portfolio - Institutional Shares	6,669,599
778,653	DoubleLine Core Fixed Income Fund - Institutional Shares	8,417,236
1,336,560	DoubleLine Low Duration Bond Fund - Institutional Shares	13,325,505
486,329	DoubleLine Multi-Asset Growth Fund - Institutional Shares (d)	4,586,087
3,562,553	DoubleLine Total Return Bond Fund - Institutional Shares	37,335,556
2,329,653	T. Rowe Price Institutional Floating Rate Fund	23,319,828
4,146,823	Vanguard High-Yield Corporate Fund - Admiral Shares	23,885,702

		117,539,513

	Total Investment Companies (Cost $266,317,314)	263,898,472

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.16%
	Money Market Funds - 1.16%
	Deutsche Government Money Market Series - Institutional Shares
3,109,537	Effective Yield, 1.56% (c)	$3,109,537

	Total Short Term Investments (Cost $3,109,537)	3,109,537

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 19.98%
	Investments Purchased with Proceeds from Securities Lending Collateral - 19.98%
53,670,654	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.91% (c)	53,670,654

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $53,670,654)	53,670,654

	Total Investments (Cost $323,097,505) - 119.39%	320,678,663
	Liabilities in Excess of Other Assets - (19.39)%	(52,084,556)

	TOTAL NET ASSETS - 100.00%	$268,594,107

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2018.
(d)	Certain GPS Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to 0.90% of total net assets as of March 31, 2018.

See notes to financial statements.

GuidePath® Multi-Asset Income Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

Number of Shares		Value
	INVESTMENT COMPANIES - 98.94%
	Exchange Traded Funds - 78.11%
93,609	Global X MLP ETF	$794,740
129,450	iShares 0-5 Year High Yield Corporate Bond ETF	6,056,965
49,782	iShares 20+ Year Treasury Bond ETF (a)	6,068,426
60,912	iShares Currency Hedged MSCI Eurozone ETF	1,787,158
5,358	iShares iBoxx $ Investment Grade Corporate Bond ETF	628,976
114,654	iShares Income Emerging Markets Dividend ETF	4,972,544
27,221	iShares MBS ETF	2,848,405
223,027	iShares U.S. Preferred Stock ETF (a)	8,376,894
155,254	SPDR Portfolio Aggregate Bond ETF	4,371,953
85,240	SPDR Portfolio Long Term Corporate Bond ETF	2,324,495
591,282	SPDR Portfolio S&P 500 High Dividend ETF	21,144,244
27,641	SPDR S&P Global Dividend ETF	1,901,397
41,267	SPDR S&P Global Infrastructure ETF	2,032,400
32,278	Vanguard Emerging Markets Government Bond ETF	2,532,209
50,570	Vanguard Global ex-U.S. Real Estate ETF (a)	3,080,724
46,151	Vanguard Intermediate-Term Corporate Bond ETF	3,915,451
190,044	Vanguard International High Dividend Yield Index Fund	12,628,424
31,204	Vanguard REIT ETF (a)	2,354,966
3,040	Vanguard S&P 500 ETF	735,923
163,159	WisdomTree U.S. SmallCap Dividend Fund	4,470,557

		93,026,851

	Mutual Funds - 20.83%
1,114	BlackRock Global Dividend Portfolio-Institutional Shares	14,303
253,676	BlackRock Strategic Income Opportunities Portfolio-Institutional Shares	2,516,464
234,220	Loomis Sayles Global Equity and Income Fund-Institutional Shares	5,284,005
754,180	T. Rowe Price Institutional Floating Rate Fund	7,549,343
1,639,125	Vanguard High-Yield Corporate Fund-Admiral Shares	9,441,361

		24,805,476

	Total Investment Companies (Cost $115,787,027)	117,832,327

	SHORT TERM INVESTMENTS - 1.22%
	Money Market Funds - 1.22%
1,452,952	Deutsche Government Money Market Series-Institutional Shares Effective Yield, 1.56% (b)	1,452,952

	Total Short Term Investments (Cost $1,452,952)	1,452,952

Number of Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 18.72%
	Investments Purchased with Proceeds from Securities Lending Collateral - 18.72%
22,294,424	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.91% (b)	$22,294,424

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $22,294,424)	22,294,424

	Total Investments (Cost $139,534,403) - 118.88%	141,579,703
	Liabilities in Excess of Other Assets - (18.88)%	(22,488,088)

	TOTAL NET ASSETS - 100.00%	$119,091,615

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2018.

See notes to financial statements.

GuidePath® Flexible Income Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2018

Number of Shares		Value
	INVESTMENT COMPANIES - 98.34%
	Exchange Traded Funds - 72.13%
29,396	iShares 0-5 Year High Yield Corporate Bond ETF	$1,375,439
47,966	iShares Core MSCI Emerging Markets ETF	2,801,214
109,757	iShares U.S. Preferred Stock ETF (a)	4,122,473
345,105	SPDR Bloomberg Barclays High Yield Bond ETF (a)	12,372,015
228,219	VanEck Vectors Emerging Markets High Yield Bond ETF	5,486,385
31,337	Vanguard FTSE Developed Markets ETF	1,386,662
68,375	Vanguard Global ex-U.S. Real Estate ETF	4,165,405
36,305	Vanguard REIT ETF (a)	2,739,938
21,553	Vanguard S&P 500 ETF	5,217,550
4,301	Vanguard Total Bond Market ETF	343,779

		40,010,860

	Mutual Funds - 26.21%
179,528	BlackRock High Yield Portfolio - Institutional Shares	1,371,598
2,285,998	Vanguard High-Yield Corporate Fund - Admiral Shares	13,167,346

		14,538,944

	Total Investment Companies (Cost $54,344,047)	54,549,804

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.36%
	Money Market Funds - 1.36%
751,711	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.56% (b)	$751,711

	Total Short Term Investments (Cost $751,711)	751,711

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 30.30%
	Investments Purchased with Proceeds from Securities Lending Collateral - 30.30%
16,808,555	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.91% (b)	16,808,555

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $16,808,555)	16,808,555

	Total Investments (Cost $71,904,313) - 130.00%	72,110,070
	Liabilities in Excess of Other Assets - (30.00)%	(16,639,101)

	TOTAL NET ASSETS - 100.00%	$55,470,969

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2018.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

Principal Amount		Value
	SHORT TERM INVESTMENTS - 95.97%
	Certificates of Deposit - 84.34%
$5,000,000	Abbey National Treasury Services Plc 2.000%, 05/01/2018	$5,000,000
4,000,000	Banco Del Estado De Chile 2.014% (1 Month LIBOR USD + 0.350%), 09/04/2018 (a)	3,999,363
2,500,000	Bank of Montreal 1.991% (1 Month LIBOR USD + 0.280%), 05/08/2018 (a)	2,500,000
3,500,000	Bank of Nova Scotia 1.927% (1 Month LIBOR USD + 0.150%), 06/15/2018 (a)	3,500,139
500,000	Bank of Tokyo-Mitsubishi, Ltd. 1.740%, 04/25/2018	500,000
2,500,000	BNP Paribas SA 2.040%, 06/05/2018	2,500,194
5,600,000	CIBC 1.640%, 04/02/2018	5,600,000
4,500,000	COFCO Capital Corp. 3.275%, 04/24/2018	4,494,451
2,000,000	Commonwealth Bank of Australia 1.946% (1 Month LIBOR USD + 0.260%), 01/03/2019 (a)	1,997,844
3,000,000	Cooperatieve Rabobank UA 1.791% (1 Month LIBOR USD + 0.100%), 04/06/2018 (a)	3,000,000
5,000,000	Credit Agricole Corp. and Investment Bank 1.570%, 04/02/2018	5,000,000
4,500,000	Credit Industriel et Commercial Bank 2.250%, 06/20/2018	4,500,482
4,000,000	Dexia Credit Local SA 1.720%, 04/24/2018	4,000,013
3,000,000	DZ Bank AG 1.710%, 04/24/2018	3,000,000
	Landesbank Hessen-Thueringen
3,500,000	1.800%, 04/03/2018	3,500,000
1,000,000	1.960%, 04/16/2018	1,000,000
3,500,000	Mitsubishi Trust & Banking Corp. 1.864% (1 Month LIBOR USD + 0.200%), 05/01/2018 (a)	3,500,000
3,500,000	Mizuho Bank, Ltd.
	2.062% (1 Month LIBOR USD + 0.190%), 04/25/2018 (a)	3,500,000
500,000	1.970%, 06/04/2018	499,902
5,650,000	National Bank of Kuwait 1.690%, 04/02/2018	5,650,000
	Oversea-Chinese Banking Corp., Ltd.
3,500,000	1.710%, 04/04/2018	3,500,000
1,500,000	2.220%, 06/14/2018	1,500,051
1,500,000	Royal Bank of Canada
	1.920% (1 Month LIBOR USD + 0.180%), 06/12/2018 (a)	1,500,177
1,500,000	1.920% (1 Month LIBOR USD + 0.180%), 07/10/2018 (a)	1,499,817
1,600,000	2.542% (3 Month LIBOR USD + 0.250%), 03/27/2019 (a)	1,600,075
3,800,000	Skandinaviska Enskilda Banken AB 2.086% (1 Month LIBOR USD + 0.300%), 09/14/2018 (a)	3,799,391

Principal Amount		Value
	Certificates of Deposit (Continued)
	Sumitomo Mitsui Banking Corp.
$3,000,000	1.886% (1 Month LIBOR USD + 0.200%), 06/05/2018 (a)	$2,999,550
1,250,000	2.018% (1 Month LIBOR USD + 0.210%), 07/19/2018 (a)	1,249,678
	Sumitomo Mitsui Trust Bank, Ltd.
3,500,000	1.977% (1 Month LIBOR USD + 0.200%), 06/15/2018 (a)	3,499,339
500,000	2.000%, 05/21/2018	500,000
	Svenska Handelsbanken
3,000,000	1.951% (1 Month LIBOR USD + 0.110%), 05/21/2018 (a)	3,000,000
500,000	1.811% (1 Month LIBOR USD + 0.120%), 06/06/2018 (a)	500,024
3,500,000	Swedbank AB 1.796% (1 Month LIBOR USD + 0.110%), 06/04/2018 (a)	3,500,405
	The Norinchukin Bank
500,000	1.720%, 04/24/2018	500,000
1,500,000	2.300%, 06/20/2018	1,500,323
1,000,000	1.840%, 07/10/2018	998,861
2,000,000	The Toronto-Dominion Bank 1.950%, 05/22/2018	2,000,000
2,500,000	Wells Fargo Bank NA 1.880% (1 Month LIBOR USD + 0.210%), 09/06/2018 (a)	2,497,573

		103,387,652

	Commercial Paper - 6.12%
	Bank of America Corp.
2,500,000	1.740%, 08/02/2018	2,500,041
1,500,000	1.768%, 08/16/2018	1,500,027
3,500,000	ING U.S. Funding, LLC. 1.94%, 05/17/2018 (f)	3,500,000

		7,500,068

Number of Shares
	Money Market Funds - 0.37%
457,553	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.56% (b)(c)	457,553

		457,553

Principal Amount
	U.S. Treasury Bill - 5.14%
	United States Treasury Bill
$3,100,000	1.550%, 04/05/2018 (c)(d)(e)	3,099,541
3,200,000	1.430%, 05/03/2018 (c)(d)(e)	3,195,711

		6,295,252

	Total Short Term Investments (Cost $117,647,304)	117,640,525

	Total Investments (Cost $117,647,304) - 95.97%	117,640,525
	Other Assets in Excess of Liabilities - 4.03%	4,936,771

	TOTAL NET ASSETS - 100.00%	$122,577,296

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

Percentages are stated as a percent of net assets.

(a)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of March 31, 2018.
(b)	Seven-day yield as of March 31, 2018.
(c)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.
(d)	Zero coupon bond. The effective yield is listed.
(e)	All or a portion of this security is held as collateral for certain futures contracts.
(f)	Variable rate security. The rate reported is the rate in effect as of March 31, 2018.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2018

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Value/Unrealized Appreciation (Depreciation)
Amsterdam IDX Futures	9	$1,169,421	Apr-18	$(15,450)
Australian 3-Year Treasury Bond Futures	12	1,024,644	Jun-18	692
Australian 10-Year Treasury Bond Futures	130	12,941,779	Jun-18	52,721
Australian Dollar Futures	80	6,140,800	Jun-18	(127,587)
Brent Crude Futures (a)	57	3,952,380	Apr-18	156,044
British Pound Futures	178	15,639,525	Jun-18	(30,427)
CAC40 Index Futures	6	380,542	Apr-18	(7,320)
Canadian 10-Year Bond Futures	(36)	(3,723,926)	Jun-18	(67,395)
Canadian Dollar Futures	(6)	(465,750)	Jun-18	(2,430)
Cocoa Futures (a)	20	511,200	May-18	32,561
Coffee ‘C’ Futures (a)	(63)	(2,791,294)	May-18	103,827
Copper Futures (a)	15	1,134,563	May-18	(57,609)
Corn Futures (a)	(111)	(2,199,188)	Jul-18	(76,831)
Cotton No. 2 Futures (a)	42	1,710,660	May-18	33,187
DAX® Index Futures	(4)	(1,491,245)	Jun-18	(25,077)
DJIA E-Mini CBOT Futures	24	2,897,640	Jun-18	(95,922)
E-mini Nasdaq 100 Futures	25	3,297,000	Jun-18	(260,675)
E-mini Russell 2000 Futures	34	2,603,040	Jun-18	(105,426)
E-mini S&P 500 Futures	19	2,510,850	Jun-18	(92,269)
E-mini S&P Mid Cap 400 Futures	16	3,012,960	Jun-18	(76,298)
Euribor 3 Month Futures	118	36,414,465	Jun-18	214
Euro Fx Futures	185	28,579,031	Jun-18	(167,369)
Euro Stoxx 50® Index Futures	(40)	(1,614,844)	Jun-18	(28,706)
Euro-Bobl Futures	126	20,348,587	Jun-18	87,659
Euro-BTP Futures	138	23,566,857	Jun-18	404,773
Euro-BTP Futures - Short	150	20,815,543	Jun-18	92,766
Euro-Bund Futures	109	21,382,621	Jun-18	116,554
Euro-Buxl® 30 Year Futures	55	11,192,061	Jun-18	105,814
Eurodollar 90 Day Futures	(698)	(170,486,500)	Jun-18	375,558
Euro-OATS Futures	212	40,325,676	Jun-18	365,190
Euro-Schatz Futures	245	33,756,045	Jun-18	45,815
FTSE 100 Index Futures	(44)	(4,317,218)	Jun-18	(79,670)
FTSE MIB Index Futures	5	675,302	Jun-18	(11,948)
FTSE/JSE Top 40 Index Futures	(5)	(208,574)	Jun-18	(1,758)
Gold 100 Oz. Futures (a)	38	5,043,740	Jun-18	(160)
Hang Seng Index Futures	15	2,871,696	Apr-18	(7,128)
HSCEI Index Futures	32	2,455,814	Apr-18	(8,369)
IBEX 35® Index Futures	(40)	(4,710,807)	Apr-18	(25,204)
Japanese Yen Futures	74	8,735,238	Jun-18	(90,836)
Live Cattle Futures (a)	(59)	(2,420,770)	Jun-18	99,833
LME Aluminium Futures (a)(b)	(72)	(3,605,850)	Jun-18	108,747
LME Aluminium Futures (a)(b)	45	2,253,656	Jun-18	(162,988)
LME Copper Futures (a)(b)	(13)	(2,181,806)	Jun-18	23,718
LME Copper Futures (a)(b)	18	3,020,963	Jun-18	(136,588)
LME Nickel Futures (a)(b)	(4)	(319,104)	Jun-18	10,133
LME Nickel Futures (a)(b)	9	717,984	Jun-18	(18,335)
LME Zinc Futures (a)(b)	(3)	(245,775)	Jun-18	(162)
LME Zinc Futures (a)(b)	20	1,638,500	Jun-18	(21,564)
Long Gilt Futures	(18)	(3,101,689)	Jun-18	(46,494)
Low Sulphur Gas Oil Futures (a)	55	3,399,000	May-18	148,439
Mexican Peso Futures	528	14,337,840	Jun-18	287,564
MSCI EAFE Index Futures	32	3,200,960	Jun-18	(28,329)
MSCI Emerging Markets Index Futures	36	2,138,040	Jun-18	(47,761)
MSCI Singapore Index Futures	21	623,521	Apr-18	8,127
MSCI Taiwan Index Futures	47	1,899,270	Apr-18	21,286
Natural Gas Futures (a)	(57)	(1,557,810)	Apr-18	27,137
New Zealand Dollar Futures	166	11,985,200	Jun-18	(117,314)
Nifty 50 Index Futures	26	527,124	Apr-18	10,910
Nikkei 225 Futures	5	996,664	Jun-18	17,014

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Continued)

March 31, 2018

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Value/Unrealized Appreciation (Depreciation)
NY Harbor ULSD Futures (a)	29	$2,461,578	Apr-18	$103,248
OMXS30 Futures	(70)	(1,277,635)	Apr-18	(19,002)
RBOB Gasoline Futures (a)	37	3,140,012	Apr-18	90,214
S&P/TSX 60 Index Futures	6	843,870	Jun-18	(19,913)
Silver Futures (a)	(27)	(2,196,180)	May-18	47,826
South African Rand Futures	206	8,603,075	Jun-18	(47,259)
Soybean Futures (a)	57	2,977,538	May-18	(28,725)
Soybean Meal Futures (a)	62	2,380,800	May-18	74,530
Soybean Oil Futures (a)	(78)	(1,491,516)	May-18	(4,203)
SPI 200TM Index Futures	26	2,863,594	Jun-18	(122,716)
Sterling 90 Day Futures	(322)	(55,956,739)	Jun-18	44,020
Sugar No. 11 Futures (a)	(219)	(3,029,208)	Apr-18	115,944
Swiss Franc Futures	38	4,994,150	Jun-18	(60,983)
TOPIX Index Futures	8	1,283,022	Jun-18	25,871
U.S. Treasury 2-Year Note Futures	(245)	(52,089,297)	Jun-18	(39,164)
U.S. Treasury 5-Year Note Futures	(149)	(17,054,680)	Jun-18	(78,495)
U.S. Treasury 10-Year Note Futures	(80)	(9,691,250)	Jun-18	(88,939)
U.S. Treasury Long Bond Futures	(20)	(2,932,500)	Jun-18	(86,619)
U.S. Treasury Ultra Bond Futures	6	962,813	Jun-18	3,742
Wheat Futures (a)	(61)	(1,428,925)	Jul-18	(2,718)
WTI Crude Futures (a)	50	3,247,000	Apr-18	89,582

				$691,125

(a)	All of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.
(b)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date, and do not have daily cash movements like other futures contracts. The unrealized appreciation/depreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES

March 31, 2018

	Large Cap Core Fund	Emerging Markets Fund		Small/Mid Cap Core Fund
ASSETS:
Investments, at value (cost $294,732,686, $82,685,897, and $54,048,805, respectively)[1]	$360,864,758	$114,605,401		$68,605,923
Foreign currencies (cost $0, $71,798, and $0, respectively)	—	72,089		—
Cash	59,253	—		7,145
Income receivable	263,180	289,042		57,546
Receivable for dividend reclaims	3,987	31,365		15
Receivable for fund shares sold	593,274	70,217		66,325
Other assets	32,137	22,422		24,974

Total Assets	361,816,589	115,091,729		68,761,928

LIABILITIES:
Payable for collateral on securities loaned	54,100,127	5,261,814		14,164,130
Payable for fund shares redeemed	85,554	13,442		15,190
Payable to Investment Advisor	178,821	78,339		37,997
Payable to custodian	5,766	31,041		5,052
Accrued Trustee fees and expenses	4,894	1,801		1,020
Accrued distribution and shareholder servicing fees	78,163	32,331		15,355
Other accrued expenses	92,215	71,102		51,824

Total Liabilities	54,545,540	5,489,870		14,290,568

NET ASSETS	$307,271,049	$109,600,666		$54,471,360

NET ASSETS CONSIST OF:
Capital stock	237,998,813	78,066,235		39,542,085
Unrealized appreciation on:
Investments	66,132,072	31,919,504		14,557,118
Foreign currencies	—	3,170		—
Accumulated undistributed net investment income (loss)	222,243	(208,273)		(4,745)
Accumulated undistributed net realized gain (loss)	2,917,921	(179,970)		376,902

Total Net Assets	$307,271,049	$109,600,666		$54,471,360

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	46,243	666		—
Net assets	821,049	11,036		—
Net asset value, offering and redemption price per share	$17.755	$16.577	[2]	$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	17,508,758	6,422,429		3,653,800
Net assets	306,450,000	109,589,630		54,471,360
Net asset value, offering and redemption price per share	$17.503	$17.063	[2]	$14.908

[1]Includes loaned securities with a value of:	$53,620,036	$5,269,546		$14,008,010

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2018

	World ex-US Fund	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund
ASSETS:
Investments, at value (cost $181,694,422, $156,502,879 and $26,562,829, respectively)[1]	$211,816,219	$155,487,290	$27,862,052
Foreign currencies (cost $451,590, $0, and $0, respectively)	450,863	—	—
Cash	—	10,420	—
Appreciation on swap agreements	—	377,913	—
Variation margin on futures	—	6,292	—
Income receivable	587,075	625,957	394,368
Receivable for dividend reclaims	818,658	—	—
Receivable for investment securities sold	—	1,253,354	—
Receivable for fund shares sold	488,622	384,979	2,052
Receivable for deposits with broker for options	—	24,715	—
Swap premiums paid	—	249,517	—
Other assets	24,500	25,863	17,399

Total Assets	214,185,937	158,446,300	28,275,871

LIABILITIES:
Payable for collateral on securities loaned	929,168	2,080,400	—
Depreciation on swap agreements	—	100,350	—
Payable for investment securities purchased	—	20,980,531	380,553
Payable for fund shares redeemed	74,936	85,359	195
Payable to Investment Advisor	135,956	58,494	16,146
Payable to custodian	28,569	8,214	716
Accrued Trustee fees and expenses	3,485	2,058	415
Accrued distribution and shareholder servicing fees	50,414	38,312	13,338
Swap premiums received	—	238,242	—
Payable for deposits with broker for swaps	—	379,048	—
Payable for deposits with broker for futures	—	135,181	—
Other accrued expenses	90,895	85,052	35,476

Total Liabilities	1,313,423	24,191,241	446,839

NET ASSETS	$212,872,514	$134,255,059	$27,829,032

NET ASSETS CONSIST OF:
Capital stock	181,112,018	135,829,661	26,511,349
Unrealized appreciation (depreciation) on:
Investments	30,121,797	(1,015,579)	1,299,223
Foreign currencies	2,505	—	—
Swaps	—	277,563	—
Futures contracts	—	8,890	—
Accumulated undistributed net investment income (loss)	2,124,397	(183,955)	18,460
Accumulated undistributed net realized loss	(488,203)	(661,521)	—

Total Net Assets	$212,872,514	$134,255,059	$27,829,032

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	84,314	—	—
Net assets	822,817	—	—
Net asset value, offering and redemption price per share	$9.759	$—	$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	22,303,545	14,693,947	2,497,146
Net assets	212,049,697	134,255,059	27,829,032
Net asset value, offering and redemption price per share	$9.507	$9.131 [2]	$11.145	[2]

[1]Includes loaned securities with a value of:	$908,340	$2,044,107	$—

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2018

	Opportunistic Fixed Income Fund	Growth Allocation Fund	Conservative Allocation Fund
ASSETS:
Investments, at value (cost $56,174,427, $581,169,740, and $332,880,954, respectively)[1]	$53,169,098	$684,210,016	$341,839,376
Foreign currencies (cost $72,693, $0, and $0, respectively)	70,850	—	—
Cash	100,000	—	—
Deposits with brokers for forwards and swaps	1,920,714	—	—
Income receivable	569,403	10,104	4,403
Receivable for dividend reclaims	618	—	—
Receivable for fund shares sold	154,348	2,559,460	1,045,004
Appreciation of forward foreign currency contracts	172,460	—	—
Appreciation of swap agreements	91,928	—	—
Other assets	22,637	56,446	58,397

Total Assets	56,272,056	686,836,026	342,947,180

LIABILITIES:
Depreciation of forward foreign currency contracts	413,346	—	—
Depreciation on swap agreements	821,228	—	—
Payable for collateral on securities loaned	—	64,102,560	70,331,057
Payable for investment securities purchased	—	2,504,083	666,509
Payable for fund shares redeemed	4,588	1,052,653	495,156
Payable to Investment Advisor	38,984	259,701	72,503
Payable to custodian	20,603	10,854	8,833
Accrued Trustee fees and expenses	808	8,952	3,765
Accrued distribution and shareholder servicing fees	16,216	175,091	75,076
Other accrued expenses	47,402	146,316	73,408

Total Liabilities	1,363,175	68,260,210	71,726,307

NET ASSETS	$54,908,881	$618,575,816	$271,220,873

NET ASSETS CONSIST OF:
Capital stock	74,677,084	516,240,454	262,460,625
Unrealized appreciation (depreciation) on:
Investments	(3,005,329)	103,040,276	8,958,422
Foreign currencies	(2,427)	—	—
Swaps	(729,300)	—	—
Forward currency contracts	(240,886)	—	—
Accumulated undistributed net investment income	944,724	478,743	502,586
Accumulated undistributed net realized loss	(16,734,985)	(1,183,657)	(700,760)

Total Net Assets	$54,908,881	$618,575,816	$271,220,873

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	40,147	576,303	329,291
Net assets	354,392	6,646,937	3,140,896
Net asset value, offering and redemption price per share	$8.835 [2]	$11.534	$9.538

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	6,113,347	53,407,135	28,271,447
Net assets	54,554,489	611,928,879	268,079,977
Net asset value, offering and redemption price per share	$8.932 [2]	$11.458	$9.482

[1]Includes loaned securities with a value of:	$—	$63,063,217	$69,082,827

[2]Differences in actual and calculated net asset value are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2018

	Tactical Allocation Fund	Absolute Return Allocation Fund		Multi-Asset Income Allocation Fund
ASSETS:
Investments, at value (cost $278,385,545, $323,097,505 and $139,534,403, respectively)[1]	$300,107,963	$320,678,663		$141,579,703
Cash	—	—		3,813
Income receivable	97,098	428,551		70,856
Receivable for investment securities sold	—	—		68,129,472
Receivable for fund shares sold	835,961	2,127,884		359,862
Other assets	48,773	49,822		35,422

Total Assets	301,089,795	323,284,920		210,179,128

LIABILITIES:
Payable for collateral on securities loaned	26,730,427	53,670,654		22,294,424
Payable for investment securities purchased	693,441	411,860		68,600,156
Payable for fund shares redeemed	205,956	330,634		44,916
Payable to Investment Advisor	140,987	109,711		61,720
Payable to custodian	7,857	11,939		9,187
Accrued Trustee fees and expenses	4,129	3,675		1,775
Accrued distribution and shareholder servicing fees	84,180	78,114		32,342
Other accrued expenses	81,611	74,226		42,993

Total Liabilities	27,948,588	54,690,813		91,087,513

NET ASSETS	$273,141,207	$268,594,107		$119,091,615

NET ASSETS CONSIST OF:
Capital stock	247,447,533	275,860,290		117,449,527
Unrealized appreciation (depreciation) on:
Investments	21,722,418	(2,418,842)		2,045,300
Accumulated undistributed net investment income	259,442	1,176,844		212,169
Accumulated undistributed net realized gain (loss)	3,711,814	(6,024,185)		(615,381)

Total Net Assets	$273,141,207	$268,594,107		$119,091,615

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	153,515	130,015		—
Net assets	1,681,043	1,343,813		—
Net asset value, offering and redemption price per share	$10.950	$10.335	[2]	$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	24,889,258	25,823,412		11,238,202
Net assets	271,460,164	267,250,294		119,091,615
Net asset value, offering and redemption price per share	$10.907	$10.348	[2]	$10.603	[2]

[1]Includes loaned securities with a value of:	$26,619,150	$52,770,490		$21,786,056

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2018

	Flexible Income Allocation Fund		Managed[2] Futures Strategy Fund
ASSETS:
Investments, at value (cost $71,904,313 and $117,647,304, respectively)[1]	$72,110,070		$117,640,525
Deposits with brokers for futures	—		4,360,428
Variation margin on futures	—		455,143
Income receivable	66,202		152,339
Receivable for investment securities sold	2,371,617		—
Receivable for fund shares sold	360,761		469,029
Receivable for unsettled open futures contracts	—		142,598
Other assets	19,130		20,902

Total Assets	74,927,780		123,240,964

LIABILITIES:
Payable for collateral on securities loaned	16,808,555		—
Payable for investment securities purchased	2,522,456		—
Payable for fund shares redeemed	53,524		69,691
Payable for unsettled open futures contracts	—		339,047
Payable to Investment Advisor	21,424		148,722
Payable to custodian	3,362		4,649
Accrued Trustee fees and expenses	819		1,654
Accrued distribution and shareholder servicing fees	17,844		34,012
Other accrued expenses	28,827		65,893

Total Liabilities	19,456,811		663,668

NET ASSETS	$55,470,969		$122,577,296

NET ASSETS CONSIST OF:
Capital stock	63,551,620		124,947,173
Unrealized appreciation (depreciation) on:
Investments	205,757		(6,779)
Foreign currency translation	—		(403)
Futures contracts	—		691,125
Accumulated undistributed net investment income (loss)	132,176		(141,312)
Accumulated undistributed net realized loss	(8,418,584)		(2,912,508)

Total Net Assets	$55,470,969		$122,577,296

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	23,440		140,217
Net assets	224,505		1,215,018
Net asset value, offering and redemption price per share	$9.577	[3]	$8.665

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	5,799,351		14,191,515
Net assets	55,246,464		121,362,278
Net asset value, offering and redemption price per share	$9.525	[3]	$8.551 [3]

[1]Includes loaned securities with a value of:	$16,480,227		$—

[2]Consolidated Statement of Assets & Liabilities (see note 3b).
[3]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2018

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $356, $369,169 and $273, respectively)	$4,369,211	$2,508,956	$795,911
Interest income	29,558	5,935	6,308

Total investment income	4,398,769	2,514,891	802,219

EXPENSES:
Investment advisory fees	1,235,362	671,295	394,849
Distribution (12b-1) fees – Service Shares	656,448	276,981	131,709
Administrative service fees – Service Shares	639,887	268,800	129,302
Shareholder servicing fees – Service Shares	223,192	87,526	43,200
Administration fees	125,279	61,355	51,404
Fund accounting fees	80,038	100,621	73,766
Legal fees	55,373	27,256	18,520
Reports to shareholders	43,079	15,951	9,678
Federal and state registration fees	41,237	37,504	36,378
Trustee fees and expenses	40,181	17,161	11,303
Custody fees	25,871	157,310	24,187
Audit and tax fees	21,499	23,105	22,509
Compliance fees	20,322	7,882	4,389
Transfer agent fees and expenses	18,781	11,351	9,255
Insurance fees	10,316	6,931	4,593
Interest expenses	3,182	4,927	19
Miscellaneous expenses	2,783	2,501	2,326

Total expenses	3,242,830	1,778,457	967,387

Less securities lending credit (See Note 7)	(102,674)	(8,614)	(128,019)

Net expenses	3,140,156	1,769,843	839,368

Net investment income	1,258,613	745,048	(37,149)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments	8,719,296	13,301,733	13,793,276
Foreign currencies	—	(82,945)	—
Forward currency contracts	—	(5,491)	—

Total	8,719,296	13,213,297	13,793,276

Net change in unrealized appreciation (depreciation) on:
Investments	26,592,290	12,765,322	(6,175,054)
Foreign currencies	—	(8,891)	—
Forward currency contracts	—	1,885	—

Total	26,592,290	12,758,316	(6,175,054)

Net realized and unrealized gain	35,311,586	25,971,613	7,618,222

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,570,199	$26,716,661	$7,581,073

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2018

	World ex-US Fund	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $432,087, $0, and $0, respectively)	$4,463,725	$—	$—
Interest income	13,173	3,655,274	1,193,741

Total investment income	4,476,898	3,655,274	1,193,741

EXPENSES:
Investment advisory fees	897,181	638,107	144,985
Distribution (12b-1) fees – Service Shares	399,364	336,462	72,493
Administrative service fees – Service Shares	392,911	325,904	65,112
Shareholder servicing fees – Service Shares	129,107	113,051	21,748
Administration fees	99,947	65,884	12,636
Fund accounting fees	132,324	178,011	21,158
Legal fees	35,560	36,640	8,730
Reports to shareholders	31,481	16,493	3,201
Federal and state registration fees	36,681	37,047	33,612
Trustee fees and expenses	26,296	21,292	4,539
Custody fees	123,632	37,338	3,368
Audit and tax fees	27,167	24,995	22,995
Compliance fees	9,982	9,806	2,161
Transfer agent fees and expenses	14,408	12,379	6,451
Insurance fees	10,587	11,256	2,313
Interest expenses	842	45	85
Miscellaneous expenses	2,616	2,446	2,126

Total expenses	2,370,086	1,867,156	427,713

Net expense recapture (reimbursement) by Advisor (See Note 4)	28,068	(142,744)	(53,567)
Less securities lending credit (See Note 7)	(21,292)	(19,463)	—

Net expenses	2,376,862	1,704,949	374,146

Net investment income	2,100,036	1,950,325	819,595

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	19,233,774	849,404	386,070
Foreign currencies	104,545	—	—
Swaps	—	5,041	—
Futures contracts	—	(150,655)	—
Written options	—	36,809	—

Total	19,338,319	740,599	386,070

Net change in unrealized appreciation (depreciation) on:
Investments	6,531,355	(2,051,141)	(516,683)
Foreign currencies	54,010	—	—
Swaps	—	42,122	—
Futures contracts	—	(11,447)	—

Total	6,585,365	(2,020,466)	(516,683)

Net realized and unrealized gain (loss)	25,923,684	(1,279,867)	(130,613)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,023,720	$670,458	$688,982

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2018

	Opportunistic Fixed Income Fund	Growth Allocation Fund	Conservative Allocation Fund
INVESTMENT INCOME:
Dividend income	$—	$12,586,978	$4,340,985
Interest income (net of withholding tax of $12,770, $0, and $0, respectively)	3,230,258	78,212	27,512

Total investment income	3,230,258	12,665,190	4,368,497

EXPENSES:
Investment advisory fees	392,961	1,426,189	466,356
Distribution (12b-1) fees – Service Shares	134,346	1,398,888	454,358
Administrative service fees – Service Shares	132,466	1,397,866	454,133
Shareholder servicing fees – Service Shares	39,229	542,768	177,823
Administration fees	25,492	245,865	84,410
Fund accounting fees	63,094	118,146	38,309
Legal fees	30,278	132,691	44,157
Reports to shareholders	9,339	77,808	35,203
Federal and state registration fees	38,877	36,281	34,784
Trustee fees and expenses	8,834	85,826	24,914
Custody fees	129,833	57,968	36,488
Audit and tax fees	30,864	14,996	14,996
Compliance fees	2,234	22,863	5,165
Transfer agent fees and expenses	8,603	32,533	14,575
Insurance fees	1,644	17,443	2,973
Interest expenses	—	18,727	3,734
Miscellaneous expenses	5,081	3,043	2,566

Total expenses	1,053,175	5,629,901	1,894,944

Net expense reimbursement by Advisor (See Note 4)	(197,441)	—	(123,290)
Less securities lending credit (See Note 7)	—	(300,442)	(244,193)

Net expenses	855,734	5,329,459	1,527,461

Net investment income	2,374,524	7,335,731	2,841,036

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,615,000	7,285,910	207,509
Investments in affiliates	—	47,475,926	4,745,552
Net long-term capital gain distributions received	—	18,288	98,539
Foreign currencies	(78,532)	—	—
Forward currency contracts	(548,047)	—	—
Swaps	(307,426)	—	—

Total	680,995	54,780,124	5,051,600

Net change in unrealized appreciation (depreciation) on:
Investments	(1,554,036)	48,652,667	4,330,506
Investments in affiliates	—	(38,635,255)	(3,805,300)
Foreign currencies	(20,549)	—	—
Forward currency contracts	(1,202,497)	—	—
Swaps	422,105	—	—

Total	(2,354,977)	10,017,412	525,206

Net realized and unrealized gain (loss)	(1,673,982)	64,797,536	5,576,806

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$700,542	$72,133,267	$8,417,842

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2018

	Tactical Allocation Fund	Absolute Return Allocation Fund	Multi-Asset Income Allocation Fund
INVESTMENT INCOME:
Dividend income	$5,080,095	$6,364,482	$4,244,850
Dividends from affiliate investments	—	—	95,602
Interest income	31,397	26,631	13,607

Total investment income	5,111,492	6,391,113	4,354,059

EXPENSES:
Investment advisory fees	996,410	706,506	416,570
Distribution (12b-1) fees – Service Shares	704,770	501,386	297,550
Administrative service fees – Service Shares	704,163	501,270	297,550
Shareholder servicing fees – Service Shares	262,937	194,538	111,878
Administration fees	127,960	84,826	49,782
Fund accounting fees	59,713	41,286	21,133
Legal fees	52,560	37,920	19,506
Reports to shareholders	39,070	35,536	11,271
Federal and state registration fees	36,126	34,972	35,283
Trustee fees and expenses	44,265	27,778	18,192
Custody fees	38,714	47,883	36,046
Audit and tax fees	14,996	14,999	14,999
Compliance fees	12,449	5,795	4,680
Transfer agent fees and expenses	19,249	15,244	7,641
Insurance fees	10,375	3,892	3,678
Interest expenses	6,794	6,222	2,628
Miscellaneous expenses	2,990	2,623	2,464

Total expenses	3,133,541	2,262,676	1,350,851

Net expense reimbursement by Advisor (See Note 4)	—	(140,038)	—
Less securities lending credit (See Note 7)	(208,247)	(190,424)	(181,061)

Net expenses	2,925,294	1,932,214	1,169,790

Net investment income	2,186,198	4,458,899	3,184,269

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	28,030,926	7,531,442	9,518,839
Investments in affiliates	—	91,285	137,799
Net long-term capital gain distributions received	—	193,658	246,666

Total	28,030,926	7,816,385	9,903,304

Net change in unrealized depreciation on:
Investments	(1,769,869)	(10,527,062)	(8,249,520)
Investments in affiliates	—	(57,659)	(163,582)

Total	(1,769,869)	(10,584,721)	(8,413,102)

Net realized and unrealized gain (loss)	26,261,057	(2,768,336)	1,490,202

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,447,255	$1,690,563	$4,674,471

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2018

	Flexible Income Allocation Fund	Managed[1] Futures Strategy Fund
INVESTMENT INCOME:
Dividend income	$3,232,139	$—
Interest income	8,091	1,309,366

Total investment income	3,240,230	1,309,366

EXPENSES:
Investment advisory fees	183,259	1,012,834
Distribution (12b-1) fees – Service Shares	182,991	237,546
Administrative service fees – Service Shares	182,927	237,465
Shareholder servicing fees – Service Shares	71,000	92,168
Administration fees	30,538	44,911
Fund accounting fees	16,004	42,371
Legal fees	40,659	44,122
Reports to shareholders	6,833	20,009
Federal and state registration fees	35,316	38,876
Trustee fees and expenses	12,323	14,046
Custody fees	25,114	17,784
Audit and tax fees	13,735	31,497
Compliance fees	3,002	3,577
Transfer agent fees and expenses	9,013	10,441
Insurance fees	3,285	4,211
Interest expenses	2,570	33,868
Miscellaneous expenses	2,351	2,296

Total expenses	820,920	1,888,022

Net expense reimbursement by Advisor (See Note 4)	(34,410)	(30,058)
Less securities lending credit (See Note 7)	(105,479)	—

Net expenses	681,031	1,857,964

Net investment income (loss)	2,559,199	(548,598)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	2,271,997	391
Investments in affiliates	6,902	—
Net long-term capital gain distributions	148	—
Foreign currency translation	—	9,286
Futures contracts	—	(1,700,824)

Total	2,279,047	(1,691,147)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,865,481)	(25,143)
Investments in affiliates	(280)	—
Foreign currencies	—	3,084
Futures contracts	—	748,477

Total	(1,865,761)	726,418

Net realized and unrealized gain (loss)	413,286	(964,729)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,972,485	($1,513,327)

[1]Consolidated Statement of Operations for the year (see note 3b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Core Fund		Emerging Markets Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
OPERATIONS:
Net investment income	$1,258,613	$1,967,294	$745,048	$867,154
Net realized gain on investment transactions	8,719,296	11,575,308	13,213,297	3,598,512
Net change in unrealized appreciation on investments	26,592,290	9,712,500	12,758,316	14,916,242

Net increase in net assets resulting from operations	36,570,199	23,255,102	26,716,661	19,381,908

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	4,372,610	27,172,126	589,158	7,059,500
Shares issued to holders in reinvestment of dividends	53,109	1,397,913	123	64,639
Shares redeemed	(47,873,563)	(20,862,812)	(13,478,239)	(2,680,771)

Net increase (decrease)	(43,447,844)	7,707,227	(12,888,958)	4,443,368

Service Shares
Shares sold	260,741,902	199,930,027	17,192,001	22,239,137
Shares issued to holders in reinvestment of dividends	12,413,999	6,951,634	804,883	325,406
Shares redeemed	(149,253,945)	(276,922,332)	(39,421,987)	(52,302,305)

Net increase (decrease)	123,901,956	(70,040,671)	(21,425,103)	(29,737,762)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(10,529)	(492,125)	(123)	(64,639)
Net investment income – Service Shares	(1,390,681)	(1,630,366)	(805,139)	(325,464)
Net realized gains – Institutional Shares	(42,580)	(905,788)	—	—
Net realized gains – Service Shares	(11,023,319)	(5,321,268)	—	—

Total dividends and distributions	(12,467,109)	(8,349,547)	(805,262)	(390,103)

INCREASE (DECREASE) IN NET ASSETS	104,557,202	(47,427,889)	(8,402,660)	(6,302,589)
NET ASSETS:
Beginning of year	202,713,847	250,141,736	118,003,328	124,305,917

End of year (including accumulated undistributed net investment income (loss) of $222,243, $355,378, $(208,273) and $(188,840), respectively)	$307,271,049	$202,713,847	$109,600,666	$118,003,328

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	263,389	1,782,172	42,076	564,774
Shares issued to holders in reinvestment of dividends	2,989	91,129	8	5,501
Shares redeemed	(2,875,478)	(1,329,010)	(927,381)	(219,419)

Net increase (decrease)	(2,609,100)	544,291	(885,297)	350,856

Service Shares
Shares sold	15,512,423	12,920,906	1,080,290	1,767,998
Shares issued to holders in reinvestment of dividends	707,673	458,249	49,559	27,368
Shares redeemed	(8,744,098)	(18,252,615)	(2,509,052)	(4,287,240)

Net increase (decrease)	7,475,998	(4,873,460)	(1,379,203)	(2,491,874)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
OPERATIONS:
Net investment income	$(37,149)	$584,349	$2,100,036	$2,869,415
Net realized gain on investment transactions	13,793,276	2,596,131	19,338,319	1,468,963
Net change in unrealized appreciation (depreciation) on investments	(6,175,054)	16,860,179	6,585,365	13,684,439

Net increase in net assets resulting from operations	7,581,073	20,040,659	28,023,720	18,022,817

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	3,294,382	33,144,087	5,303,995	38,691,905
Shares issued to holders in reinvestment of dividends	—	388,573	20,197	1,274,678
Shares redeemed	(69,583,874)	(19,767,896)	(85,854,669)	(23,473,550)

Net increase (decrease)	(66,289,492)	13,764,764	(80,530,477)	16,493,033

Service Shares
Shares sold	12,520,861	20,701,621	134,859,726	32,189,333
Shares issued to holders in reinvestment of dividends	14,158,393	145,119	2,881,634	2,057,665
Shares redeemed	(14,817,655)	(27,463,485)	(57,493,685)	(65,581,894)

Net increase (decrease)	11,861,599	(6,616,745)	80,247,675	(31,334,896)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(388,573)	(20,197)	(1,274,678)
Net investment income – Service Shares	(136,787)	(145,119)	(2,881,638)	(2,057,669)
Net realized gains – Service Shares	(14,021,607)	—	—	—

Total dividends and distributions	(14,158,394)	(533,692)	(2,901,835)	(3,332,347)

INCREASE (DECREASE) IN NET ASSETS	(61,005,214)	26,654,986	24,839,083	(151,393)
NET ASSETS:
Beginning of year	115,476,574	88,821,588	188,033,431	188,184,824

End of year (including accumulated undistributed net investment income (loss) of $(4,745), $59,283, $2,124,397 and $2,624,397, respectively)	$54,471,360	$115,476,574	$212,872,514	$188,033,431

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	177,429	2,006,770	593,187	4,951,526
Shares issued to holders in reinvestment of dividends	—	21,587	2,084	165,543
Shares redeemed	(3,712,055)	(1,143,672)	(9,491,767)	(2,965,934)

Net increase (decrease)	(3,534,626)	884,685	(8,896,496)	2,151,135

Service Shares
Shares sold	722,902	1,297,027	14,549,010	4,135,180
Shares issued to holders in reinvestment of dividends	947,176	8,264	304,774	270,745
Shares redeemed	(851,979)	(1,691,174)	(6,197,310)	(8,418,202)

Net increase (decrease)	818,099	(385,883)	8,656,474	(4,012,277)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Core Fixed Income Fund		Tax-Exempt Fixed Income Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
OPERATIONS:
Net investment income	$1,950,325	$2,210,725	$819,595	$1,006,148
Net realized gain on investment transactions	740,599	2,413,490	386,070	1,133,091
Net change in unrealized depreciation on investments	(2,020,466)	(3,995,678)	(516,683)	(2,319,469)

Net increase (decrease) in net assets resulting from operations	670,458	628,537	688,982	(180,230)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	336,969	9,216,113	—	—
Shares issued to holders in reinvestment of dividends	20,203	205,332	—	—
Shares redeemed	(9,569,499)	(1,989,593)	—	—

Net increase (decrease)	(9,212,327)	7,431,852	—	—

Service Shares
Shares sold	39,073,028	43,254,342	6,785,527	3,874,625
Shares issued to holders in reinvestment of dividends	3,198,632	3,820,498	818,223	1,010,136
Shares redeemed	(42,724,698)	(115,863,777)	(9,962,657)	(22,461,531)

Net decrease	(453,038)	(68,788,937)	(2,358,907)	(17,576,770)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(20,203)	(152,091)	—	—
Net investment income – Service Shares	(2,400,585)	(2,879,314)	(818,304)	(1,010,639)
Net realized gains – Institutional Shares	—	(53,241)	—	—
Net realized gains – Service Shares	(798,073)	(941,209)	—	—

Total dividends and distributions	(3,218,861)	(4,025,855)	(818,304)	(1,010,639)

DECREASE IN NET ASSETS	(12,213,768)	(64,754,403)	(2,488,229)	(18,767,639)
NET ASSETS:
Beginning of year	146,468,827	211,223,230	30,317,261	49,084,900

End of year (including accumulated undistributed net investment income (loss) of $(183,955), $59,210, $18,460, and $17,169, respectively)	$134,255,059	$146,468,827	$27,829,032	$30,317,261

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	36,068	966,027	—	—
Shares issued to holders in reinvestment of dividends	2,161	22,096	—	—
Shares redeemed	(1,023,488)	(211,192)	—	—

Net increase (decrease)	(985,259)	776,931	—	—

Service Shares
Shares sold	4,186,911	4,539,007	599,756	336,913
Shares issued to holders in reinvestment of dividends	343,575	405,506	72,377	88,393
Shares redeemed	(4,568,237)	(12,156,705)	(878,150)	(1,947,665)

Net decrease	(37,751)	(7,212,192)	(206,017)	(1,552,359)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Fixed Income Fund		Growth Allocation Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
OPERATIONS:
Net investment income	$2,374,524	$3,412,103	$7,335,731	$5,194,312
Net realized gain (loss) on investment transactions	680,995	(7,523,373)	54,780,124	7,919,673
Net change in unrealized appreciation (depreciation) on investments	(2,354,977)	9,671,466	10,017,412	49,863,254

Net increase in net assets resulting from operations	700,542	5,560,196	72,133,267	62,977,239

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	449,049	3,816,196	2,523,648	8,303,858
Shares issued to holders in reinvestment of dividends	104,381	331,065	1,388,964	609,074
Shares redeemed	(9,413,119)	(3,798,705)	(10,819,692)	(7,695,013)

Net increase (decrease)	(8,859,689)	348,556	(6,907,080)	1,217,919

Service Shares
Shares sold	15,558,270	16,100,897	278,345,941	443,722,149
Shares issued to holders in reinvestment of dividends	4,326,289	1,633,885	62,893,814	19,098,534
Shares redeemed	(19,087,569)	(41,718,076)	(287,925,270)	(337,382,732)

Net increase (decrease)	796,990	(23,983,294)	53,314,485	125,437,951

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(104,381)	(331,065)	(193,533)	(238,018)
Net investment income – Service Shares	(4,326,289)	(1,633,885)	(6,641,966)	(5,978,596)
Net realized gains – Institutional Shares	—	—	(1,195,430)	(371,056)
Net realized gains – Service Shares	—	—	(56,251,848)	(13,119,938)

Total dividends and distributions	(4,430,670)	(1,964,950)	(64,282,777)	(19,707,608)

INCREASE (DECREASE) IN NET ASSETS	(11,792,827)	(20,039,492)	54,257,895	169,925,501
NET ASSETS:
Beginning of year	66,701,708	86,741,200	564,317,921	394,392,420

End of year (including accumulated undistributed net investment income (loss) of $944,724, $12,504,155, $478,743, and $(21,489), respectively)	$54,908,881	$66,701,708	$618,575,816	$564,317,921

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	48,181	423,674	209,011	762,936
Shares issued to holders in reinvestment of dividends	11,250	37,026	119,450	56,923
Shares redeemed	(1,003,642)	(423,729)	(914,322)	(706,774)

Net increase (decrease)	(944,211)	36,971	(585,861)	113,085

Service Shares
Shares sold	1,701,534	1,778,727	23,312,075	41,175,115
Shares issued to holders in reinvestment of dividends	472,366	182,229	5,436,409	1,789,928
Shares redeemed	(2,060,900)	(4,594,338)	(24,168,108)	(30,940,749)

Net increase (decrease)	113,000	(2,633,382)	4,580,376	12,024,294

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Allocation Fund		Tactical Allocation Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
OPERATIONS:
Net investment income	$2,841,036	$1,227,141	$2,186,198	$4,053,503
Net realized gain (loss) on investment transactions	5,051,600	(181,535)	28,030,926	8,717,010
Net change in unrealized appreciation (depreciation) on investments	525,206	4,026,646	(1,769,869)	16,899,104

Net increase in net assets resulting from operations	8,417,842	5,072,252	28,447,255	29,669,617

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	2,546,752	2,865,702	549,058	1,267,953
Shares issued to holders in reinvestment of dividends	122,304	525,473	107,641	55,523
Shares redeemed	(4,764,568)	(2,385,391)	(2,966,618)	(2,912,491)

Net increase (decrease)	(2,095,512)	1,005,784	(2,309,919)	(1,589,015)

Service Shares
Shares sold	209,548,761	116,123,492	103,820,830	111,320,764
Shares issued to holders in reinvestment of dividends	3,944,370	9,383,008	8,805,598	3,141,480
Shares redeemed	(60,479,631)	(61,713,312)	(164,636,103)	(230,081,819)

Net increase (decrease)	153,013,500	63,793,188	(52,009,675)	(115,619,575)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(110,165)	—	(81,265)	(55,523)
Net investment income – Service Shares	(3,431,566)	—	(5,848,776)	(3,141,480)
From net realized gains – Institutional Shares	(12,139)	(525,473)	(26,375)	—
From net realized gains – Service Shares	(512,804)	(9,383,008)	(2,956,822)	—

Total dividends and distributions	(4,066,674)	(9,908,481)	(8,913,238)	(3,197,003)

INCREASE (DECREASE) IN NET ASSETS	155,269,156	59,962,743	(34,785,577)	(90,735,976)
NET ASSETS:
Beginning of year	115,951,717	55,988,974	307,926,784	398,662,760

End of year (including undistributed net investment income of $502,586, $1,203,281, $259,442, and $4,003,285 respectively)	$271,220,873	$115,951,717	$273,141,207	$307,926,784

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	267,536	298,501	50,552	130,536
Shares issued to holders in reinvestment of dividends	12,665	59,781	9,684	5,712
Shares redeemed	(496,437)	(256,488)	(274,312)	(302,323)

Net increase (decrease)	(216,236)	101,794	(214,076)	(166,075)

Service Shares
Shares sold	22,005,525	12,164,490	9,607,889	11,613,580
Shares issued to holders in reinvestment of dividends	410,231	1,071,120	794,156	325,879
Shares redeemed	(6,394,533)	(6,419,892)	(15,493,609)	(24,187,866)

Net increase (decrease)	16,021,223	6,815,718	(5,091,564)	(12,248,407)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Absolute Return Allocation Fund		Multi-Asset Income Allocation Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
OPERATIONS:
Net investment income	$4,458,899	$3,994,590	$3,184,269	$3,131,927
Net realized gain on investment transactions	7,816,385	1,487,161	9,903,304	998,269
Net change in unrealized appreciation (depreciation) on investments	(10,584,721)	5,232,782	(8,413,102)	4,631,731

Net increase in net assets resulting from operations	1,690,563	10,714,533	4,674,471	$8,761,927

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	1,737,724	484,903	—	—
Shares issued to holders in reinvestment of dividends	30,997	42,389	—	—
Shares redeemed	(1,338,543)	(760,732)	—	—

Net increase (decrease)	430,178	(233,440)	—	—

Service Shares
Shares sold	260,237,667	60,737,268	73,321,770	74,271,420
Shares issued to holders in reinvestment of dividends	3,863,620	3,893,353	3,084,967	3,068,620
Shares redeemed	(123,603,021)	(88,244,091)	(78,721,755)	(70,117,642)

Net increase (decrease)	140,498,266	(23,613,470)	(2,315,018)	7,222,398

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(30,997)	(42,389)	—	—
Net investment income – Service Shares	(3,863,620)	(3,893,353)	(3,084,967)	(3,068,620)

Total dividends and distributions	(3,894,617)	(3,935,742)	(3,084,967)	(3,068,620)

INCREASE (DECREASE) IN NET ASSETS	138,724,390	(17,068,119)	(725,514)	$12,915,705
NET ASSETS:
Beginning of year	129,869,717	146,937,836	119,817,129	106,901,424

End of year (including undistributed net investment income of $1,176,844, $612,562, $212,169, and $112,867, respectively)	$268,594,107	$129,869,717	$119,091,615	$119,817,129

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	165,570	47,168	—	—
Shares issued to holders in reinvestment of dividends	2,980	4,197	—	—
Shares redeemed	(128,107)	(74,836)	—	—

Net increase (decrease)	40,443	(23,471)	—	—

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	24,770,678	5,951,803	6,824,299	7,247,038
Shares issued to holders in reinvestment of dividends	370,398	383,582	287,574	298,763
Shares redeemed	(11,811,030)	(8,701,541)	(7,323,838)	(6,846,481)

Net increase (decrease)	13,330,046	(2,366,156)	(211,965)	699,320

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Flexible Income Allocation Fund		Managed Futures Strategy Fund[1]
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
OPERATIONS:
Net investment income (loss)	$2,559,199	$2,023,688	$(548,598)	$(1,582,704)
Net realized gain (loss) on investment transactions	2,279,047	1,315,146	(1,691,147)	(8,984,456)
Net change in unrealized appreciation (depreciation) on investments	(1,865,761)	(404,711)	726,418	(2,428,629)

Net increase (decrease) in net assets resulting from operations	2,972,485	2,934,123	(1,513,327)	(12,995,789)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	258,984	6,780	466,184	967,128
Shares issued to holders in reinvestment of dividends	6,034	1,379	—	31,103
Shares redeemed	(87,175)	(5,866)	(740,330)	(3,553,995)

Net increase (decrease)	177,843	2,293	(274,146)	(2,555,764)

Service Shares
Shares sold	52,982,964	36,522,245	67,533,971	80,280,173
Shares issued to holders in reinvestment of dividends	2,455,239	2,157,347	—	1,458,638
Shares redeemed	(100,283,926)	(54,619,675)	(25,861,027)	(169,364,491)

Net increase (decrease)	(44,845,723)	(15,940,083)	41,672,944	(87,625,680)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(6,034)	(1,379)	—	—
Net investment income – Service Shares	(2,455,238)	(2,157,347)	—	—
Net realized gains – Institutional Shares	—	—	—	(31,103)
Net realized gains – Service Shares	—	—	—	(1,458,638)

Total dividends and distributions	(2,461,272)	(2,158,726)	—	(1,489,741)

INCREASE (DECREASE) IN NET ASSETS	(44,156,667)	(15,162,393)	39,885,471	(104,666,974)
NET ASSETS:
Beginning of year	99,627,636	114,790,029	82,691,825	187,358,799

End of year (including accumulated undistributed net investment income (loss) of $132,176, $38,394, $(141,312), and $(167,523), respectively)	$55,470,969	$99,627,636	$122,577,296	$82,691,825

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	26,286	698	53,202	104,954
Shares issued to holders in reinvestment of dividends	624	142	—	3,612
Shares redeemed	(8,899)	(597)	(82,970)	(383,824)

Net increase (decrease)	18,011	243	(29,768)	(275,258)

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	5,422,981	3,781,892	7,771,183	8,679,693
Shares issued to holders in reinvestment of dividends	254,168	223,758	—	170,402
Shares redeemed	(10,240,226)	(5,653,805)	(2,982,141)	(18,252,001)

Net increase (decrease)	(4,563,077)	(1,648,155)	4,789,042	(9,401,906)

[1] Consolidated Statements of Changes in Net Assets (see note 3b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Institutional
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$16.140	$14.85	$15.29	$13.67	$11.20
Income from investment operations:
Net investment income	0.157 [1]	0.20 [1]	0.13 [1]	0.14	0.09
Net realized and unrealized gains (losses) on investments	2.280	1.62	(0.06)[2]	1.57	2.46

Total from investment operations	2.437	1.82	0.07	1.71	2.55

Less distributions:
Dividends from net investment income	(0.163)	(0.19)	(0.11)	(0.09)	(0.08)
Dividends from net realized gains	(0.659)	(0.34)	(0.40)	—	—

Total distributions	(0.822)	(0.53)	(0.51)	(0.09)	(0.08)

Net asset value, end of year	$17.755	$16.14	$14.85	$15.29	$13.67

Total return	15.10%	12.46%	0.47%	12.51%	22.81%
Supplemental data and ratios:
Net assets, end of year	$821,049	$42,855,994	$31,353,268	$44,686,597	$44,827,864
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.65%	0.66%	0.80%	0.87%	0.90%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.60%	0.59%	0.76%	0.85%	0.89%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.65%	0.66%	0.80%	0.87%	0.90%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.60%	0.59%	0.76%	0.85%	0.89%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.91%	1.23%	0.79%	0.88%	0.63%
After expense reimbursement (recapture) and securities lending credit	0.96%	1.30%	0.83%	0.90%	0.64%
Portfolio turnover rate	55.07%	90.46%	115.67%	53.23%	55.81%
Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Service
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$15.930	$14.68	$15.14	$13.56	$11.12
Income from investment operations:
Net investment income	0.074 [1]	0.11 [1]	0.07 [1]	0.05	—
Net realized and unrealized gains (losses) on investments	2.241	1.59	(0.08)[2]	1.56	2.45

Total from investment operations	2.315	1.70	(0.01)	1.61	2.45

Less distributions:
Dividends from net investment income	(0.083)	(0.11)	(0.05)	(0.03)	(0.01)
Dividends from net realized gains	(0.659)	(0.34)	(0.40)	—	—

Total distributions	(0.742)	(0.45)	(0.45)	(0.03)	(0.01)

Net asset value, end of year	$17.503	$15.93	$14.68	$15.14	$13.56

Total return	14.53%	11.74%	(0.08)%	11.87%	22.04%
Supplemental data and ratios:
Net assets, end of year	$306,450,000	$159,857,853	$218,788,468	$168,457,719	$138,902,683
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.21%	1.23%	1.33%	1.44%	1.48%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.17%	1.16%	1.27%	1.45%	1.49%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.21%	1.23%	1.33%	1.44%	1.48%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.17%	1.16%	1.27%	1.45%	1.49%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.40%	0.65%	0.41%	0.32%	0.05%
After expense reimbursement (recapture) and securities lending credit	0.44%	0.72%	0.47%	0.31%	0.04%
Portfolio turnover rate	55.07%	90.46%	115.67%	53.23%	55.81%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Institutional
	Year Ended March 31, 2018		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$13.460		$11.37	$12.46	$11.73	$9.43
Income from investment operations:
Net investment income	0.254	[1]	0.14 [1]	0.16 [1]	0.21	0.17
Net realized and unrealized gains (losses) on investments	3.049		2.05	(1.03)	0.74	2.31

Total from investment operations	3.303		2.19	(0.87)	0.95	2.48

Less distributions:
Dividends from net investment income	(0.186)		(0.10)	(0.22)	(0.22)	(0.18)

Total distributions	(0.186)		(0.10)	(0.22)	(0.22)	(0.18)

Net asset value, end of year	$16.577		$13.46	$11.37	$12.46	$11.73

Total return	24.52%	[3]	19.61%	(6.98)%	8.08%	26.38%
Supplemental data and ratios:
Net assets, end of year	$11,036		$11,925,354	$6,081,265	$60,596,893	$62,007,800
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.01%[4]		1.06%	0.88%	0.86%	0.89%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.00%[4]		1.05%	0.84%	0.84%	0.88%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.01%[4]		1.06%	0.88%	0.86%	0.89%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.00%[4]		1.05%	0.84%	0.84%	0.88%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.13%[4]		1.10%	1.25%	1.87%	1.57%
After expense reimbursement (recapture) and securities lending credit	2.14%[4]		1.11%	1.29%	1.89%	1.58%
Portfolio turnover rate	30.97%		60.19%	152.82%	31.33%	29.10%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[3]

During the period August 3, 2017 through September 25, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 25, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Service
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$13.600	$11.49	$12.57	$11.84	$9.52
Income from investment operations:
Net investment income	0.096 [1]	0.09 [1]	0.06 [1]	0.15	0.13
Net realized and unrealized gains (losses) on investments	3.485	2.06	(0.99)	0.73	2.31

Total from investment operations	3.581	2.15	(0.93)	0.88	2.44

Less distributions:
Dividends from net investment income	(0.118)	(0.04)	(0.15)	(0.15)	(0.12)

Total distributions	(0.118)	(0.04)	(0.15)	(0.15)	(0.12)

Net asset value, end of year	$17.063	$13.60	$11.49	$12.57	$11.84

Total return	26.37%	18.78%	(7.38)%	7.46%	25.63%
Supplemental data and ratios:
Net assets, end of year	$109,589,630	$106,077,974	$118,224,652	$161,242,899	$137,835,903
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.58%	1.64%	1.52%	1.43%	1.46%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.57%	1.63%	1.48%	1.41%	1.45%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.58%	1.64%	1.52%	1.43%	1.46%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.57%	1.63%	1.48%	1.41%	1.45%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.61%	0.73%	0.44%	1.30%	1.01%
After expense reimbursement (recapture) and securities lending credit	0.62%	0.74%	0.48%	1.32%	1.02%
Portfolio turnover rate	30.97%	60.19%	152.82%	31.33%	29.10%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Service
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$17.860	$14.96	$17.31	$16.61	$13.45
Income from investment operations:
Net investment income (loss)	(0.022)[1]	0.04 [1]	(0.03)[1]	(0.09)	(0.12)
Net realized and unrealized gains (losses) on investments	2.259	2.91	(1.90)	1.91	3.28

Total from investment operations	2.237	2.95	(1.93)	1.82	3.16

Less distributions:
Dividends from net investment income	(0.050)	(0.05)	—	—	—
Dividends from net realized gains	(5.139)	—	(0.42)	(1.12)	—

Total distributions	(5.189)	(0.05)	(0.42)	(1.12)	—

Net asset value, end of year	$14.908	$17.86	$14.96	$17.31	$16.61

Total return	12.45%	19.71%	(11.15)%	11.19%	23.49%
Supplemental data and ratios:
Net assets, end of year	$54,471,360	$50,657,342	$48,196,975	$37,978,078	$32,592,001
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.55%	1.50%	1.58%	1.58%	1.60%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.39%	1.24%	1.41%	1.59%	1.59%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.55%	1.50%	1.58%	1.58%	1.60%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.39%	1.24%	1.41%	1.59%	1.59%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	(0.29)%	0.00%	(0.32)%	(0.62)%	(0.62)%
After expense reimbursement (recapture) and securities lending credit	(0.13)%	0.26%	(0.15)%	(0.63)%	(0.61)%
Portfolio turnover rate	32.87%	42.22%	146.02%	96.24%	241.55%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Institutional
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.380	$7.74	$8.75	$8.94	$8.06
Income from investment operations:
Net investment income	0.243 [1]	0.15 [1]	0.13 [1]	0.25	0.11
Net realized and unrealized gains (losses) on investments	1.305	0.65	(0.91)	(0.26)	0.86

Total from investment operations	1.548	0.80	(0.78)	(0.01)	0.97

Less distributions:
Dividends from net investment income	(0.169)	(0.16)	(0.23)	(0.18)	(0.09)

Total distributions	(0.169)	(0.16)	(0.23)	(0.18)	(0.09)

Net asset value, end of year	$9.759	$8.38	$7.74	$8.75	$8.94

Total return	18.49%[3]	10.48%	(9.00)%	(0.10)%	12.09%
Supplemental data and ratios:
Net assets, end of year	$822,817	$75,295,608	$52,879,582	$113,316,485	$130,537,695
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.83%[4]	0.84%	0.95%	0.98%	1.03%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.79%[4]	0.79%	0.90%	0.98%	1.03%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.83%[4]	0.84%	0.95%	0.98%	1.03%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.79%[4]	0.79%	0.90%	0.98%	1.03%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	3.01%[4]	1.83%	1.54%	2.68%	1.44%
After expense reimbursement (recapture) and securities lending credit	3.05%[4]	1.88%	1.59%	2.68%	1.44%
Portfolio turnover rate	84.22%	60.68%	114.74%	61.84%	75.22%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[3]

During the period August 3, 2017 through September 5, 2017 there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 5, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Service
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.260	$7.66	$8.70	$8.89	$8.05
Income from investment operations:
Net investment income	0.087 [1]	0.11 [1]	0.08 [1]	0.17	0.07
Net realized and unrealized gains (losses) on investments	1.296	0.63	(0.91)	(0.23)	0.85

Total from investment operations	1.383	0.74	(0.83)	(0.06)	0.92

Less distributions:
Dividends from net investment income	(0.136)	(0.14)	(0.21)	(0.13)	(0.08)

Total distributions	(0.136)	(0.14)	(0.21)	(0.13)	(0.08)

Net asset value, end of year	$9.507	$8.26	$7.66	$8.70	$8.89

Total return	16.76%	9.85%	(9.59)%	(0.68)%	11.47%
Supplemental data and ratios:
Net assets, end of year	$212,049,697	$112,737,823	$135,305,242	$228,832,175	$238,149,375
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.38%	1.42%	1.52%	1.55%	1.60%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.39%	1.39%	1.52%	1.59%	1.59%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.38%	1.42%	1.52%	1.55%	1.60%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.39%	1.39%	1.52%	1.59%	1.59%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.95%	1.36%	0.92%	1.96%	0.94%
After expense reimbursement (recapture) and securities lending credit	0.94%	1.39%	0.92%	1.92%	0.95%
Portfolio turnover rate	84.22%	60.68%	114.74%	61.84%	75.22%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Service
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.320	$9.54	$9.69	$9.39	$9.88
Income from investment operations:
Net investment income	0.133 [1]	0.12 [1]	0.12 [1]	0.10	0.11
Net realized and unrealized gains (losses) on investments	(0.098)	(0.11)	(0.03)	0.33	(0.25)

Total from investment operations	0.035	0.01	0.09	0.43	(0.14)

Less distributions:
Dividends from net investment income	(0.168)	(0.17)	(0.13)	(0.12)	(0.14)
Dividends from net realized gains	(0.056)	(0.06)	(0.11)	(0.01)	(0.03)
Return of capital	—	—	—	—	(0.18)

Total distributions	(0.224)	(0.23)	(0.24)	(0.13)	(0.35)

Net asset value, end of year	$9.131	$9.32	$9.54	$9.69	$9.39

Total return	0.35%	0.02%	1.01%	4.64%	(1.33)%
Supplemental data and ratios:
Net assets, end of year	$134,255,059	$137,358,236	$209,252,288	$236,819,684	$231,285,162
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.38%	1.36%	1.31%	1.29%	1.29%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.26%	1.29%	1.29%	1.29%	1.29%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.38%	1.36%	1.31%	1.29%	1.29%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.26%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.30%	1.14%	1.22%	1.11%	1.10%
After expense reimbursement (recapture) and securities lending credit	1.42%	1.21%	1.24%	1.11%	1.10%
Portfolio turnover rate	193.12%	164.81%	157.49%	185.11%	112.86%

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tax-Exempt Fixed Income Fund
	Service
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.220	$11.62	$11.58	$11.18	$11.70
Income from investment operations:
Net investment income	0.321 [1]	0.30 [1]	0.31 [1]	0.32	0.34
Net realized and unrealized gains (losses) on investments	(0.074)	(0.38)	0.06	0.40	(0.52)

Total from investment operations	0.247	(0.08)	0.37	0.72	(0.18)

Less distributions:
Dividends from net investment income	(0.322)	(0.32)	(0.33)	(0.32)	(0.34)

Total distributions	(0.322)	(0.32)	(0.33)	(0.32)	(0.34)

Net asset value, end of year	$11.145	$11.22	$11.62	$11.58	$11.18

Total return	2.28%	(0.82)%	3.22%	6.45%	(1.48)%
Supplemental data and ratios:
Net assets, end of year	$27,829,032	$30,317,261	$49,084,900	$65,682,169	$63,429,577
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.48%	1.43%	1.42%	1.38%	1.38%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.29%	1.29%	1.28%	1.29%	1.29%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.48%	1.43%	1.42%	1.38%	1.38%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.29%	1.29%	1.28%	1.29%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	2.64%	2.43%	2.53%	2.64%	2.90%
After expense reimbursement (recapture)	2.83%	2.57%	2.67%	2.73%	2.99%
Portfolio turnover rate	56.73%	14.50%	12.47%	33.29%	35.08%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Institutional
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.460	$9.05	$9.53	$9.94	$10.27
Income from investment operations:
Net investment income	0.427 [1]	0.46 [1]	0.36 [1]	0.41	0.34
Net realized and unrealized gains (losses) on investments	(0.250)	0.30	(0.76)	(0.32)	(0.37)

Total from investment operations	0.177	0.76	(0.40)	0.09	(0.03)

Less distributions:
Dividends from net investment income	(0.802)	(0.35)	(0.08)	(0.50)	(0.28)
Dividends from net realized gains	—	—	—	—	(0.02)

Total distributions	(0.802)	(0.35)	(0.08)	(0.50)	(0.30)

Net asset value, end of year	$8.835	$9.46	$9.05	$9.53	$9.94

Total return	1.81%	8.77%	(4.22)%	0.88%	(0.21)%
Supplemental data and ratios:
Net assets, end of year	$354,392	$9,316,917	$8,572,900	$50,593,107	$65,181,311
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.34%	1.21%	1.13%	1.08%	1.01%
After expense reimbursement (recapture)	0.95%	0.95%	0.99%	1.05%	1.01%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	4.16%	4.78%	3.71%	3.84%	4.10%
After expense reimbursement (recapture)	4.55%	5.04%	3.85%	3.87%	4.10%
Portfolio turnover rate	33.85%	33.77%	41.12%	39.66%	66.49%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Service
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.560	$9.05	$9.55	$9.93	$10.28
Income from investment operations:
Net investment income	0.391 [1]	0.40 [1]	0.30 [1]	0.33	0.35
Net realized and unrealized gains (losses) on investments	(0.259)	0.32	(0.72)	(0.29)	(0.43)

Total from investment operations	0.132	0.72	(0.42)	0.04	(0.08)

Less distributions:
Dividends from net investment income	(0.760)	(0.21)	(0.08)	(0.42)	(0.25)
Dividends from net realized gains	—	—	—	—	(0.02)

Total distributions	(0.760)	(0.21)	(0.08)	(0.42)	(0.27)

Net asset value, end of year	$8.932	$9.56	$9.05	$9.55	$9.93

Total return	1.29%	8.20%	(4.44)%	0.33%	(0.71)%
Supplemental data and ratios:
Net assets, end of year	$54,554,489	$57,384,791	$78,168,300	$151,883,107	$147,493,694
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.90%	1.78%	1.68%	1.66%	1.59%
After expense reimbursement (recapture)	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	3.87%	4.17%	3.08%	3.28%	3.51%
After expense reimbursement (recapture)	4.22%	4.40%	3.21%	3.39%	3.55%
Portfolio turnover rate	33.85%	33.77%	41.12%	39.66%	66.49%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Institutional
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.340	$10.46	$11.65	$11.45	$10.25
Income from investment operations:
Net investment income (loss)	0.236 [1]	0.19 [1]	0.20 [1]	0.16	(0.03)
Net realized and unrealized gains (losses) on investments	1.466	1.20	(1.02)	0.41	1.56

Total from investment operations	1.702	1.39	(0.82)	0.57	1.53

Less distributions:
Dividends from net investment income	(0.210)	(0.20)	(0.16)	(0.19)	(0.11)
Dividends from net realized gains	(1.298)	(0.31)	(0.21)	(0.18)	(0.22)

Total distributions	(1.508)	(0.51)	(0.37)	(0.37)	(0.33)

Net asset value, end of year	$11.534	$11.34	$10.46	$11.65	$11.45

Total return	14.90%	13.54%	(7.11)%	5.04%	15.00%
Supplemental data and ratios:
Net assets, end of year	$6,646,937	$13,176,782	$10,968,769	$7,737,997	$3,534,178
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.40%	0.42%	0.43%	0.41%	0.40%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.35%	0.32%	0.31%	0.34%	0.36%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.40%	0.42%	0.43%	0.41%	0.40%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.35%	0.32%	0.31%	0.34%	0.36%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.91%	1.64%	1.67%	1.63%	1.42%
After expense reimbursement (recapture) and securities lending credit	1.96%	1.74%	1.79%	1.70%	1.46%
Portfolio turnover rate	70.47%	42.81%	84.98%	11.96%	30.35%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Service
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.290	$10.42	$11.62	$11.43	$10.26
Income from investment operations:
Net investment income	0.152 [1]	0.12 [1]	0.13 [1]	0.12	0.07
Net realized and unrealized gains (losses) on investments	1.467	1.20	(1.02)	0.38	1.38

Total from investment operations	1.619	1.32	(0.89)	0.50	1.45

Less distributions:
Dividends from net investment income	(0.153)	(0.14)	(0.10)	(0.13)	(0.06)
Dividends from net realized gains	(1.298)	(0.31)	(0.21)	(0.18)	(0.22)

Total distributions	(1.451)	(0.45)	(0.31)	(0.31)	(0.28)

Net asset value, end of year	$11.458	$11.29	$10.42	$11.62	$11.43

Total return	14.22%	12.91%	(7.67)%	4.47%	14.20%
Supplemental data and ratios:
Net assets, end of year	$611,928,879	$551,141,139	$383,423,651	$259,838,374	$288,401,436
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.00%	1.01%	1.02%	1.00%	1.00%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.95%	0.92%	0.91%	0.95%	1.00%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.99%	1.01%	1.02%	1.00%	1.00%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.94%	0.92%	0.91%	0.95%	1.00%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.22%	0.99%	1.05%	0.94%	0.61%
After expense reimbursement (recapture) and securities lending credit	1.27%	1.08%	1.16%	0.99%	0.61%
Portfolio turnover rate	70.47%	42.81%	84.98%	11.96%	30.35%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Institutional
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.100	$9.51	$11.26	$11.39	$10.43
Income from investment operations:
Net investment income	0.204 [1]	0.19 [1]	0.16 [1]	0.26	0.18
Net realized and unrealized gains (losses) on investments	0.442	0.35	(0.89)	0.41	0.98

Total from investment operations	0.646	0.54	(0.73)	0.67	1.16

Less distributions:
Dividends from net investment income	(0.187)	—	(0.14)	(0.25)	(0.14)
Dividends from net realized gains	(0.021)	(0.95)	(0.88)	(0.55)	(0.06)

Total distributions	(0.208)	(0.95)	(1.02)	(0.80)	(0.20)

Net asset value, end of year	$9.538	$9.10	$9.51	$11.26	$11.39

Total return	7.07%	6.09%	(6.65)%	6.01%	11.13%
Supplemental data and ratios:
Net assets, end of year	$3,140,896	$4,966,270	$4,220,428	$6,173,168	$2,680,327
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.44%	0.51%	0.47%	0.42%	0.43%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.27%	0.30%	0.37%	0.37%	0.38%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.44%	0.51%	0.47%	0.42%	0.43%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.27%	0.30%	0.37%	0.37%	0.38%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.97%	1.78%	1.39%	1.96%	1.42%
After expense reimbursement (recapture) and securities lending credit	2.14%	1.99%	1.49%	2.01%	1.47%
Portfolio turnover rate	30.27%	44.43%	130.77%	38.36%	69.17%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Service
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.060	$9.53	$11.29	$11.39	$10.44
Income from investment operations:
Net investment income	0.143 [1]	0.12 [1]	0.09 [1]	0.15	0.08
Net realized and unrealized gains (losses) on investments	0.438	0.36	(0.89)	0.46	1.01

Total from investment operations	0.581	0.48	(0.80)	0.61	1.09

Less distributions:
Dividends from net investment income	(0.138)	—	(0.08)	(0.16)	(0.08)
Dividends from net realized gains	(0.021)	(0.95)	(0.88)	(0.55)	(0.06)

Total distributions	(0.159)	(0.95)	(0.96)	(0.71)	(0.14)

Net asset value, end of year	$9.482	$9.06	$9.53	$11.29	$11.39

Total return	6.39%	5.44%	(7.18)%	5.42%	10.40%
Supplemental data and ratios:
Net assets, end of year	$268,079,977	$110,985,447	$51,768,546	$174,138,417	$195,498,995
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.03%	1.10%	1.05%	1.01%	1.02%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.83%	0.89%	0.99%	1.00%	1.00%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.03%	1.10%	1.05%	1.01%	1.02%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.83%	0.89%	0.99%	1.00%	1.00%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.31%	1.10%	0.79%	1.17%	0.67%
After expense reimbursement (recapture) and securities lending credit	1.51%	1.31%	0.85%	1.18%	0.69%
Portfolio turnover rate	30.27%	44.43%	130.77%	38.36%	69.17%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Institutional
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.250	$9.38	$10.34	$10.80	$10.25
Income from investment operations:
Net investment income	0.142 [1]	0.18 [1]	0.13 [1]	0.17	0.07
Net realized and unrealized gains on investments	1.078	0.81	(0.97)	0.21	0.75

Total from investment operations	1.220	0.99	(0.84)	0.38	0.82

Less distributions:
Dividends from net investment income	(0.393)	(0.12)	(0.02)	(0.20)	(0.09)
Dividends from net realized gains	(0.127)	—	(0.10)	(0.64)	(0.18)

Total distributions	(0.520)	(0.12)	(0.12)	(0.84)	(0.27)

Net asset value, end of year	$10.950	$10.25	$9.38	$10.34	$10.80

Total return	11.83%	10.63%	(8.18)%	3.63%	8.01%
Supplemental data and ratios:
Net assets, end of year	$1,681,043	$3,767,220	$5,005,303	$5,977,217	$1,496,066
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.52%	0.53%	0.51%	0.51%	0.51%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.45%	0.40%	0.41%	0.36%	0.46%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.52%	0.53%	0.51%	0.51%	0.51%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.45%	0.40%	0.41%	0.36%	0.46%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.25%	1.69%	1.20%	2.01%	1.14%
After expense reimbursement (recapture) and securities lending credit	1.32%	1.82%	1.30%	2.16%	1.19%
Portfolio turnover rate	369.57%	336.50%	348.05%	214.84%	244.90%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Service
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.150	$9.32	$10.32	$10.79	$10.27
Income from investment operations:
Net investment income	0.082 [1]	0.11 [1]	0.07 [1]	0.15	0.05
Net realized and unrealized gains (losses) on investments	1.054	0.82	(0.97)	0.17	0.70

Total from investment operations	1.136	0.93	(0.90)	0.32	0.75

Less distributions:
Dividends from net investment income	(0.252)	(0.10)	— *	(0.15)	(0.05)
Dividends from net realized gains	(0.127)	—	(0.10)	(0.64)	(0.18)

Total distributions	(0.379)	(0.10)	(0.10)	(0.79)	(0.23)

Net asset value, end of year	$10.907	$10.15	$9.32	$10.32	$10.79

Total return	11.14%	10.05%	(8.74)%	3.08%	7.27%
Supplemental data and ratios:
Net assets, end of year	$271,460,164	$304,159,564	$393,657,458	$480,492,438	$377,469,190
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.11%	1.12%	1.11%	1.10%	1.10%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.03%	1.00%	1.01%	0.97%	1.10%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.11%	1.12%	1.11%	1.10%	1.10%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.03%	1.00%	1.01%	0.97%	1.10%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.69%	1.07%	0.62%	1.30%	0.51%
After expense reimbursement (recapture) and securities lending credit	0.77%	1.19%	0.72%	1.43%	0.51%
Portfolio turnover rate	369.57%	336.50%	348.05%	214.84%	244.90%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Institutional
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.290	$9.80	$10.02	$10.00	$10.16
Income from investment operations:
Net investment income	0.292 [1]	0.37 [1]	0.26 [1]	0.40	0.41
Net realized and unrealized gains (losses) on investments	(0.037)	0.52	(0.21)	(0.10)[2]	(0.31)

Total from investment operations	0.255	0.89	0.05	0.30	0.10

Less distributions:
Dividends from net investment income	(0.210)	(0.40)	(0.27)	(0.28)	(0.26)

Total distributions	(0.210)	(0.40)	(0.27)	(0.28)	(0.26)

Net asset value, end of year	$10.335	$10.29	$9.80	$10.02	$10.00

Total return	2.47%	9.14%	0.56%	3.05%	1.08%
Supplemental data and ratios:
Net assets, end of year	$1,343,813	$921,609	$1,107,629	$2,673,347	$1,014,889
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.53%	0.58%	0.53%	0.51%	0.51%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.37%	0.50%	0.39%	0.34%	0.36%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.53%	0.58%	0.53%	0.51%	0.51%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.37%	0.50%	0.39%	0.34%	0.36%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	2.64%	3.58%	2.49%	2.64%	2.24%
After expense reimbursement (recapture) and securities lending credit	2.80%	3.66%	2.63%	2.81%	2.39%
Portfolio turnover rate	154.33%	41.66%	200.13%	91.93%	134.44%
Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Service
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.320	$9.81	$10.04	$10.01	$10.17
Income from investment operations:
Net investment income	0.231 [1]	0.30 [1]	0.20 [1]	0.23	0.19
Net realized and unrealized gains (losses) on investments	(0.036)	0.53	(0.22)	0.02	(0.15)

Total from investment operations	0.195	0.83	(0.02)	0.25	0.04

Less distributions:
Dividends from net investment income	(0.167)	(0.32)	(0.21)	(0.22)	(0.20)

Total distributions	(0.167)	(0.32)	(0.21)	(0.22)	(0.20)

Net asset value, end of year	$10.348	$10.32	$9.81	$10.04	$10.01

Total return	1.88%	8.54%	(0.19)%	2.47%	0.43%
Supplemental data and ratios:
Net assets, end of year	$267,250,294	$128,948,108	$145,830,207	$366,970,865	$449,186,398
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.12%	1.18%	1.13%	1.11%	1.10%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.96%	1.10%	0.99%	0.93%	1.00%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.12%	1.18%	1.13%	1.11%	1.10%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.96%	1.10%	0.99%	0.93%	1.00%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	2.04%	2.91%	1.92%	1.92%	1.64%
After expense reimbursement (recapture) and securities lending credit	2.20%	2.99%	2.06%	2.10%	1.74%
Portfolio turnover rate	154.33%	41.66%	200.13%	91.93%	134.44%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Multi-Asset Income Allocation Fund
	Service
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.460	$9.94	$10.62	$10.76	$10.58
Income from investment operations:
Net investment income	0.287 [1]	0.29 [1]	0.34 [1]	0.36	0.38
Net realized and unrealized gains (losses) on investments	0.137	0.52	(0.61)	(0.05)	0.21

Total from investment operations	0.424	0.81	(0.27)	0.31	0.59

Less distributions:
Dividends from net investment income	(0.281)	(0.29)	(0.37)	(0.38)	(0.40)
Dividends from net realized gains	—	—	(0.04)	(0.07)	(0.01)

Total distributions	(0.281)	(0.29)	(0.41)	(0.45)	(0.41)

Net asset value, end of year	$10.603	$10.46	$9.94	$10.62	$10.76

Total return	4.05%	8.24%	(2.49)%	3.01%	5.63%
Supplemental data and ratios:
Net assets, end of year	$119,091,615	$119,817,129	$106,901,424	$140,497,937	$115,477,776
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.13%	1.17%	1.17%	1.14%	1.18%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.98%	0.97%	0.96%	0.88%	0.88%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.13%	1.17%	1.17%	1.14%	1.18%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.98%	0.97%	0.96%	0.88%	0.88%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	2.52%	2.66%	3.15%	3.23%	3.66%
After expense reimbursement (recapture) and securities lending credit	2.67%	2.86%	3.36%	3.49%	3.96%
Portfolio turnover rate	131.23%	61.25%	145.43%	66.76%	100.40%

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Institutional
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.670	$9.62	$9.76	$9.65	$10.00
Income from investment operations:
Net investment income	0.543 [1]	0.24 [1]	0.18 [1]	0.25	0.19
Net realized and unrealized gains (losses) on investments	(0.158)[5]	0.07	(0.11)	0.11	(0.27)

Total from investment operations	0.385	0.31	0.07	0.36	(0.08)

Less distributions:
Dividends from net investment income	(0.478)	(0.26)	(0.21)	(0.25)	(0.24)
Dividends from net realized gains	—	—	—	—	(0.03)

Total distributions	(0.478)	(0.26)	(0.21)	(0.25)	(0.27)

Net asset value, end of year	$9.577	$9.67	$9.62	$9.76	$9.65

Total return	3.99%	3.23%	0.70%	3.75%	(0.83)%
Supplemental data and ratios:
Net assets, end of year	$224,505	$52,492	$49,872	$2,257,327	$960,185
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.52%	0.50%	0.44%	0.42%	0.41%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.27%	0.37%	0.36%	0.31%	0.32%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.52%	0.50%	0.44%	0.42%	0.41%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.27%	0.37%	0.36%	0.31%	0.32%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	5.27%	2.32%	1.76%	2.66%	1.98%
After expense reimbursement (recapture) and securities lending credit	5.52%	2.45%	1.84%	2.77%	2.07%
Portfolio turnover rate	232.21%	114.68%	147.81%	22.67%	67.82%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[5]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Service
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.610	$9.55	$9.77	$9.64	$9.98
Income from investment operations:
Net investment income	0.340 [1]	0.18 [1]	0.14 [1]	0.19	0.15
Net realized and unrealized gains (losses) on investments	(0.018)[5]	0.08	(0.21)	0.13	(0.30)

Total from investment operations	0.322	0.26	(0.07)	0.32	(0.15)

Less distributions:
Dividends from net investment income	(0.407)	(0.20)	(0.15)	(0.19)	(0.16)
Dividends from net realized gains	—	—	—	—	(0.03)

Total distributions	(0.407)	(0.20)	(0.15)	(0.19)	(0.19)

Net asset value, end of year	$9.525	$9.61	$9.55	$9.77	$9.64

Total return	3.35%	2.73%	(0.75)%	3.32%	(1.47)%
Supplemental data and ratios:
Net assets, end of year	$55,246,464	$99,575,144	$114,740,157	$143,904,504	$213,499,393
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.12%	1.09%	1.04%	1.02%	1.01%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.93%	0.91%	0.93%	0.92%	0.92%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.12%	1.09%	1.04%	1.02%	1.01%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.93%	0.91%	0.93%	0.92%	0.92%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	3.30%	1.72%	1.32%	1.72%	1.40%
After expense reimbursement (recapture) and securities lending credit	3.49%	1.90%	1.43%	1.82%	1.49%
Portfolio turnover rate	232.21%	114.68%	147.81%	22.67%	67.82%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[5]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Institutional
	Year Ended March 31, 2018	Year Ended March 31, 2017	January 19, 2016[1] Through March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.700	$9.75	$10.00
Income from investment operations:
Net investment loss	(0.002)[2]	(0.06)[2]	(0.02)[2]
Net realized and unrealized losses on investments	(0.033)	(0.83)	(0.23)

Total from investment operations	(0.035)	(0.89)	(0.25)

Less distributions:
Dividends from net realized gains	—	(0.16)	—

Total distributions	—	(0.16)	—

Net asset value, end of year	$8.665	$8.70	$9.75

Total return	(0.40)%	(9.17)%	(2.50)%	[3]
Supplemental data and ratios:
Net assets, end of year	$1,215,018	$1,478,880	$4,338,706
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[5]	1.38%	1.37%	1.61%	[4]
After expense reimbursement (recapture) and fees waived including interest expense[5]	1.34%	1.34%	1.30%	[4]
Before expense reimbursement (recapture) and fees waived excluding interest expense	1.34%	1.33%	1.61%	[4]
After expense reimbursement (recapture) and fees waived excluding interest expense	1.30%	1.30%	1.30%	[4]
Ratio of net investment loss to average net assets
Before expense reimbursement (recapture) and fees waived	(0.07)%	(0.69)%	(1.12)%	[4]
After expense reimbursement (recapture) and fees waived	(0.03)%	(0.66)%	(0.81)%	[4]
Portfolio turnover rate	0.00%	0.00%	0.00%	[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment loss per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	Annualized.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Service
	Year Ended March 31, 2018	Year Ended March 31, 2017	January 19, 2016[1] Through March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.640	$9.73	$10.00
Income from investment operations:
Net investment loss	(0.050)[2]	(0.11)[2]	(0.03)[2]
Net realized and unrealized losses on investments	(0.039)	(0.82)	(0.24)

Total from investment operations	(0.089)	(0.93)	(0.27)

Less distributions:
Dividends from net realized gains	—	(0.16)	—

Total distributions	—	(0.16)	—

Net asset value, end of year	$8.551	$8.64	$9.73

Total return	(0.92)%	(9.70)%	(2.70)%	[3]
Supplemental data and ratios:
Net assets, end of year	$121,362,278	$81,212,945	$183,020,093
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[5]	1.97%	1.97%	2.20%	[4]
After expense reimbursement (recapture) and fees waived including interest expense[5]	1.94%	1.94%	1.90%	[4]
Before expense reimbursement (recapture) and fees waived excluding interest expense	1.93%	1.93%	2.20%	[4]
After expense reimbursement (recapture) and fees waived excluding interest expense	1.90%	1.90%	1.90%	[4]
Ratio of net investment loss to average net assets
Before expense reimbursement (recapture) and fees waived	(0.61)%	(1.27)%	(1.71)%	[4]
After expense reimbursement (recapture) and fees waived	(0.58)%	(1.24)%	(1.41)%	[4]
Portfolio turnover rate	0.00%	0.00%	0.00%	[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment loss per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	Annualized.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.

See notes to financial statements.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

1.	Organization

GPS Funds I and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trusts dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 6 funds: GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, GuideMark® World ex-US Fund, GuideMark® Core Fixed Income Fund and GuideMark® Tax-Exempt Fixed Income Fund. GPS Funds II is comprised of the following 8 funds: GuideMark® Opportunistic Fixed Income Fund, GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund and GuidePath® Managed Futures Strategy Fund (collectively, the “Funds”). All of the Funds are classified and operate as diversified funds under the 1940 Act. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The GuideMark® Opportunistic Fixed Income Fund, GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. The GuideMark® Opportunistic Fixed Income Fund commenced operations on April 1, 2011. The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund commenced operations on April 29, 2011. The GuidePath® Multi-Asset Income Allocation Fund and GuidePath® Flexible Income Allocation Fund commenced operations on August 31, 2012. The GuidePath® Managed Futures Strategy Fund commenced operations on January 19, 2016. Each Fund offers two classes of shares: Service Shares and Institutional Shares. Certain Fund classes were without shares as of the year end; any share activity related to those classes is presented in the Statement of Changes in Net Assets. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2.	Fund of Funds

The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund and GuidePath® Flexible Income Allocation Fund each operate as a “Fund of Funds,” investing primarily in registered mutual funds, including exchange-traded funds (“ETFs”). The funds in which the Fund of Funds may invest are referred to herein as the “Underlying Funds.” The Advisor believes that investing in Underlying Funds provides each Fund of Funds with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in a Fund of Funds, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, each Fund of Funds may buy Underlying Funds managed by the Advisor or its affiliates, which in turn, invest in various securities, including ETFs. The Fund of Funds may also invest directly in securities and other exchange-traded products, such as exchange-traded notes.

3.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)	Investment Valuation

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are generally valued at amortized cost, which approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation. These investments in mutual funds may include investments in affiliated mutual funds. Investments in mutual funds are generally priced using values supplied by the underlying funds themselves.

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current day prices and transaction prices. When the comparison results exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the applicable Fund’s Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the applicable Board of Trustees (the “Board”).

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

During the period, certain of the securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments.  The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, convertible obligations, corporate obligations, U.S. and foreign government obligations, mortgage-backed securities, certificates of deposit, and municipal bonds; (2) certain foreign common stocks, preferred stocks, participatory notes, and real estate investment trusts; and (3) certain over-the-counter derivative instruments, including forward currency contracts and swaps.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional-sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Foreign currency contracts and swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments.  The Funds’ investments that were categorized as Level 3 include: fair valued securities.

Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

To verify Level 3 unobservable inputs, the Valuation Committee uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

On March 30, 2018, U.S. and certain other financial markets were closed, while some foreign markets were open. Price changes of securities in those foreign markets were immaterial to the Funds. The Funds’ securities were valued as of the close of regular trading on the last day the NYSE was open to maintain consistency with the Funds’ net asset value calculations used for shareholder transactions.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2018:

GuideMark® Large Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$285,331,233	$—	$—	$285,331,233
Investment Companies	11,887,097	—	—	11,887,097
Real Estate Investment Trusts	6,295,650	—	—	6,295,650
Short Term Investments	3,250,651	—	—	3,250,651
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	54,100,127

Total Investments in Securities	$306,764,631	$—	$—	$360,864,758

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,905,681	$7,181,616	$—	$10,087,297
Consumer Staples	3,173,949	5,192,978	—	8,366,927
Energy	2,165,254	4,502,602	—	6,667,856
Financials	3,508,158	15,812,538	—	19,320,696
Health Care	216,173	2,757,226	—	2,973,399
Industrials	423,532	3,907,361	—	4,330,893
Information Technology	6,826,361	20,896,077	—	27,722,438
Materials	1,175,774	2,788,939	—	3,964,713
Real Estate	—	2,880,852	—	2,880,852
Telecommunication Services	964,410	3,258,165	—	4,222,575
Utilities	677,803	1,050,268	—	1,728,071

Total Common Stocks	22,037,095	70,228,622	—	92,265,717
Investment Companies	12,467,296	—	—	12,467,296
Preferred Stocks
Consumer Staples	—	548,711	—	548,711
Energy	632,543	—	—	632,543
Financials	1,938,774	—	—	1,938,774
Information Technology	—	655,720	—	655,720
Materials	140,978	250,189	—	391,167

Total Preferred Stocks	2,712,295	1,454,620	—	4,166,915
Short Term Investments	443,659	—	—	443,659
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	5,261,814

Total Investments in Securities	$37,660,345	$71,683,242	$—	$114,605,401

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

Description	Investments in Securities
Transfers into Level 1	$1,551,994
Transfers out of Level 1	(2,442,632)

Net Transfers into/(out of) Level 1	$(890,638)

Transfers into Level 2	$2,442,632
Transfers out of Level 2	(1,551,994)

Net Transfers into/(out of) Level 2	$890,638

Transfers between Level 1 and Level 2 were made due to valuation adjustments for certain foreign common stocks applied at the beginning or end of the reporting period when correlation patterns of price movements of foreign securities to the intraday trading in the U.S. markets reached the Fund’s predetermined threshold.

There were no transfers in or out of Level 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stock	$49,275,166	$—	$0	$49,275,166
Investment Companies	1,748,034	—	—	1,748,034
Real Estate Investment Trusts	2,871,570	—	—	2,871,570
Rights	—	—	0	0
Short Term Investments	547,023	—	—	547,023
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	14,164,130

Total Investments in Securities	$54,441,793	$—	$—	$68,605,923

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks	Rights
Balance as of April 1, 2017	$0	$0
Purchases	—	—
Sales proceeds and paydowns	—	—
Accreted discounts, net	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Transfers into/(out of) Level 3	—	—

Balance as of March 31, 2018	$0	$0

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2018.	$—	$—

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

GuideMark® World ex-US Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,792,692	$32,875,260	$—	$35,667,952
Consumer Staples	2,236,271	24,337,195	—	26,573,466
Energy	1,251,925	5,076,985	—	6,328,910
Financials	6,767,567	31,210,178	—	37,977,745
Health Care	1,357,597	17,300,534	—	18,658,131
Industrials	723,775	27,110,707	—	27,834,482
Information Technology	1,373,170	16,753,707	—	18,126,877
Materials	1,237,008	13,256,604	—	14,493,612
Real Estate	—	3,262,251	—	3,262,251
Telecommunication Services	220,774	4,695,120	—	4,915,894
Utilities	—	4,030,625	—	4,030,625

Total Common Stocks	17,960,779	179,909,166	—	197,869,945
Investment Companies	9,323,257	—	—	9,323,257
Participatory Notes	—	57,826	—	57,826
Preferred Stocks
Consumer Discretionary	—	242,516	—	242,516
Materials	—	327,229	—	327,229

Total Preferred Stocks	—	569,745	—	569,745
Real Estate Investment Trusts	—	1,405,181	—	1,405,181
Short Term Investments	1,661,097	—	—	1,661,097
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	929,168

Total Investments in Securities	$28,945,133	$181,941,918	$—	$211,816,219

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

Description	Investments in Securities
Transfers into Level 1	$37,703
Transfers out of Level 1	(858,649)

Net Transfers into/(out of) Level 1	$(820,946)

Transfers into Level 2	$858,649
Transfers out of Level 2	(37,703)

Net Transfers into/(out of) Level 2	$820,946

Transfers between Level 1 and Level 2 were made due to valuation adjustments for certain foreign common stocks applied at the beginning or end of the reporting period when correlation patterns of price movements of foreign securities to the intraday trading in the U.S. markets reached the Fund’s predetermined threshold.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

There were no transfers in or out of Level 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$23,405,125	$—	$23,405,125
Collateralized Mortgage Obligations	—	12,123,003	—	12,123,003
Corporate Obligations	—	40,073,780	—	40,073,780
Foreign Government Debt Obligations	—	1,209,111	—	1,209,111
Mortgage Backed Securities – U.S. Government Agency	—	45,462,280	—	45,462,280
Municipal Debt Obligations	—	742,543	—	742,543
U.S. Treasury Obligations	—	28,811,647	—	28,811,647

Total Fixed Income	—	151,827,489	—	151,827,489
Swaptions	—	85,077	—	85,077
Short Term Investments	1,494,324	—	—	1,494,324
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	2,080,400

Total Investments in Securities	$1,494,324	$151,912,566	$—	$155,487,290

Other Financial Instruments**
Futures	$8,890	$—	$—	$8,890
Swaps	—	277,563	—	277,563

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and swaps. Futures and swaps are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Tax-Exempt Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Municipal Debt Obligations	$—	$27,802,631	$—	$27,802,631
Short Term Investments	59,421	—	—	59,421

Total Investments in Securities	$59,421	$27,802,631	$—	$27,862,052

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Opportunistic Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$—	$13,682	$0	$13,682
Preferred Stock	—	29,615	—	29,615

Total Equity	—	43,297	—	43,297
Fixed Income
Collateralized Mortgage Obligations	—	10,175,079	—	10,175,079
Convertible Obligations	—	797,113	—	797,113
Corporate Obligations	—	145,834	—	145,834
Foreign Government Obligations	—	21,415,389	—	21,415,389
Mortgage Backed Securities – U.S. Government Agency	—	6,979,097	—	6,979,097

Total Fixed Income	—	39,512,512	—	39,512,512
Warrants	—	—	0	0
Short Term Investments	12,281,466	1,331,823	—	13,613,289

Total Investments in Securities	$12,281,466	$40,887,632	$0	$53,169,098

Other Financial Instruments*
Forward Currency Contracts	$—	$(240,886)	$—	$(240,886)
Swaps	—	(729,300)	—	(729,300)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts and swaps. Forward currency contracts and swaps are reflected as the unrealized appreciation (depreciation) on the instrument.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks	Warrants
Balance as of April 1, 2017	$—	$—
Purchases	0	0
Sales proceeds and paydowns	—	—
Accreted discounts, net	—	—
Amortization, net	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Transfers into/(out of) Level 3	—	—

Balance as of March 31, 2018	$0	$0

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2018.	$—	$—

GuidePath® Growth Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$610,139,974	$—	$—	$610,139,974
Short Term Investments	9,967,482	—	—	9,967,482
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	64,102,560

Total Investments in Securities	$620,107,456	$—	$—	$684,210,016

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Conservative Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$267,882,976	$—	$—	$267,882,976
Short Term Investments	3,625,343	—	—	3,625,343
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	70,331,057

Total Investments in Securities	$271,508,319	$—	$—	$341,839,376

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Tactical Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$269,706,945	$—	$—	$269,706,945
Short Term Investments	3,670,591	—	—	3,670,591
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	26,730,427

Total Investments in Securities	$273,377,536	$—	$—	$300,107,963

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Absolute Return Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$263,898,472	$—	$—	$263,898,472
Short Term Investments	3,109,537	—	—	3,109,537
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	53,670,654

Total Investments in Securities	$267,008,009	$—	$—	$320,678,663

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Multi-Asset Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$117,832,327	$—	$—	$117,832,327
Short Term Investments	1,452,952	—	—	1,452,952
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	22,294,424

Total Investments in Securities	$119,285,279	$—	$—	$141,579,703

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Flexible Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$54,549,804	$—	$—	$54,549,804
Short Term Investments	751,711	—	—	751,711
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	16,808,555

Total Investments in Securities	$55,301,515	$—	$—	$72,110,070

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Managed Futures Strategy Fund

	Level 1	Level 2	Level 3	Total
Short Term Investments	$457,553	$117,182,972	$—	$117,640,525

Total Investments in Securities	$457,553	$117,182,972	$—	$117,640,525

Other Financial Instruments*
Futures	$691,125	$—	$—	$691,125

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures. Futures are reflected as the unrealized appreciation (depreciation) on the instrument.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

(b)	Consolidation of Subsidiary

The GuidePath® Managed Futures Strategy Fund may invest up to 25% of its total assets in GuidePath Managed Futures Strategy Cayman Fund Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by GuidePath® Managed Futures Strategy Fund. The financial statements of the GuidePath® Managed Futures Strategy Fund include the operations of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies. The GuidePath® Managed Futures Strategy Fund had 2.05% of its total assets invested in the Subsidiary as of March 31, 2018.

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

(c)	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

(d)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(e)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. As of and during the year ended March 31, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the fiscal year ended March 31, 2018, the Funds did not incur any interest or penalties. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(g)	Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(h)	Expenses

Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets.

(i)	Organization and Offering Costs

Organization costs consist of costs incurred to establish a Trust and enable it legally to do business. The Funds expense organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 4).

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(j)	Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided in accordance with the Trusts’ understanding of the applicable country’s tax rules and rates. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.

(k)	Distributions to Shareholders

The Funds, with the exception of the Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund will distribute any net investment income at least annually. The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund will distribute any net investment income quarterly. All of the Funds will generally distribute any net realized long or short-term capital gains at least annually. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(l)	Derivatives

Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. All of the Funds may invest in options that are listed on U.S. exchanges or traded over the counter. Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The Funds may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may also purchase and write call and put options on such future contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Funds may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Funds may also purchase and write (sell) options

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

contracts on swaps, referred to as “swaptions”. The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued using the daily mean and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments and Hedging Activities

Each Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

In general, the use of derivatives may increase the risk within the Funds. The use of over-the-counter derivatives involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Funds may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Funds were pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as the Funds may receive returns (or suffer losses) exceeding the initial amounts the Funds committed in connection with the derivatives. The use of derivatives can result in losses or gains to the Funds exceeding the amount the Funds would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Funds.

GuideMark® Emerging Markets Fund

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund was not invested in these instruments at March 31, 2018.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2018

Amount of Realized Loss on Derivatives
	Forward Currency Contracts	Total
Foreign Exchange Contracts	$(5,491)	$(5,491)
Total	$(5,491)	$(5,491)

Change in Unrealized Appreciation on Derivatives
	Forward Currency Contracts	Total
Foreign Exchange Contracts	$1,885	$1,885
Total	$1,885	$1,885

GuideMark® Core Fixed Income Fund

During the period, the Fund used fixed income derivatives including U.S. Treasury futures and credit default swaps on investment grade fixed income indices (CDX), for both hedging and investment purposes, primarily duration management, risk management, and the pursuit of relative value opportunities. Futures contracts used in the Fund during the period included those based on short, medium, and long-term U.S. Treasury debt.

The Fund used futures contracts during the period primarily to manage interest rate risk. The Fund used investment grade CDX to efficiently manage investment grade credit exposure.

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2018

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit Contracts – Swaps	Appreciation on swap agreements	$1,963	Depreciation on swap agreements	$—

Interest Rate Contracts – Swaps	Appreciation on swap agreements	375,950	Depreciation on swap agreements	100,350

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts	39,885	Unrealized depreciation on futures contracts	30,995

Interest Rate Contracts – Options	Investments, at value	85,077	Options Written, at Value	—
Total		$502,875		$131,345

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended March 31, 2018

Amount of Realized Gain or (Loss) on Derivatives
	Futures Contracts	Swaps	Written Options	Purchased Options*	Total
Credit Contracts	$—	$29,669	$—	$—	$29,669
Interest Rate Contracts	(150,655)	(24,628)	36,809	(199)	(138,673)
Total	$(150,655)	$5,041	$36,809	$(199)	$(109,004)

*	Included in net realized gain (loss) on investments as reported in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Futures Contracts	Swaps	Purchased Options*	Total
Credit Contracts	$—	$(12,216)	$—	$(12,216)
Interest Rate Contracts	(11,447)	54,338	(16,643)	26,248
Total	$(11,447)	$42,122	$(16,643)	$14,032

*	Included in net change in unrealized appreciation (depreciation) on investments as reported in the Statement of Operations.

GuideMark® Opportunistic Fixed Income Fund

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks, including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses.

The Fund seeks to maximize total investment returns through exposure to investments in fixed-income securities, equity securities, and currency instruments. The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of swap agreements. The Fund entered into swap agreements to manage and/or gain exposures to credit risk. The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies.

The Fund used currency forwards during the period for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivative contracts for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance. In general, the use of currency derivatives for hedging purposes will not lead to leverage within the Fund.

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2018

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest Rate Contracts – Swaps	Appreciation on swap agreements	$91,928	Depreciation on swap agreements	$821,228

Foreign Exchange Contracts – Forward Currency Contracts	Appreciation of forward currency contracts	172,460	Depreciation of forward currency contracts	413,346
Total		$264,388		$1,234,574

The Effect of Derivative Instruments on the Statement of Operations for the year ended March 31, 2018

Amount of Realized Gain or (Loss) on Derivatives
	Forward Currency Contracts	Swaps	Total
Foreign Exchange Contracts	$(548,047)	$—	$(548,047)
Interest Rate Contracts	—	(307,426)	(307,426)
Total	$(548,047)	$(307,426)	$(855,473)

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Forward Currency Contracts	Swaps	Total
Foreign Exchange Contracts	$(1,202,497)	$—	$(1,202,497)
Interest Rate Contracts	—	422,105	422,105
Total	$(1,202,497)	$422,105	$(780,392)

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

GuidePath® Managed Futures Strategy Fund

The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended March 31, 2018, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2018

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Commodity Contracts – Futures*	Unrealized appreciation on futures contracts	$1,264,970	Unrealized depreciation on futures contracts	$509,883

Equity Contracts – Futures*	Unrealized appreciation on futures contracts	83,208	Unrealized depreciation on futures contracts	1,078,941

Foreign Exchange Contracts – Futures*	Unrealized appreciation on futures contracts	287,564	Unrealized depreciation on futures contracts	644,205

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts	1,695,518	Unrealized depreciation on futures contracts	407,106
Total		$3,331,260		$2,640,135

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.

The Effect of Derivative Instruments on the Statement of Operations for the year ended March 31, 2018

Amount of Realized Gain (Loss) on Derivatives
Futures Contracts
Commodity Contracts	$(2,665,208)
Equity Contracts	7,143,671
Foreign Exchange Contracts	(1,147,531)
Interest Rate Contracts	(5,031,756)
Total	$(1,700,824)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts
Commodity Contracts	$906,346
Equity Contracts	(1,738,021)
Foreign Exchange Contracts	(29,026)
Interest Rate Contracts	1,609,178
Total	$748,477

Volume Disclosures

The average monthly value outstanding of purchased and written options during the year ended March 31, 2018 were as follows:

	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Purchased Options	$14,369	$—	$—
Written Options	$(2,474)	$—	$—

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The average monthly notional amount outstanding of futures, forwards and swaps during the year ended March 31, 2018 were as follows:

Long Positions	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Futures	$9,814,379	$—	$408,639,484
Forwards*	$—	$30,265,490	$—
Swaps	$8,169,308	$8,121,231	$—

Short Positions	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Futures	$(6,128,125)	$—	$(274,394,013)
Forwards*	$—	$(3,771,341)	$—

Cross Currency	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Forwards*	$—	$6,288,168	$—

*

The GuideMark® Emerging Markets Fund had forward transactions during the year ended March 31, 2018, however due to the timing of these transactions the average monthly notional amount for the Fund was $0. For more information about the forward activity of the Fund, see the Statement of Operations for this Fund.

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Advisor or sub-advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Funds; the risk that there may not be a liquid secondary market for the derivative at a time when the Funds would look to disengage the position; the risk that additional capital from the Funds may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Funds may induce leverage in the Funds, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Offsetting Assets and Liabilities

GuideMark® Core Fixed Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of March 31, 2018, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures
Credit Suisse	$14,280	$(7,988)	$6,292	$—	$—	$6,292
Purchased Options*
Bank of America	85,077	(85,077)	—	—	—	—
Swaps
Morgan Stanley	377,913	—	377,913	(100,350)	—	277,563

	$477,270	$(93,065)	$384,205	$(100,350)	$—	$283,855

*	Included in investments, at value as reported on the Statement of Assets & Liabilities.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures
Credit Suisse	$7,988	$(7,988)	$—	$—	$—	$—
Purchased Options*
Bank of America	101,720	(85,077)	16,643	—	—	16,643
Swaps
Morgan Stanley	100,350	—	100,350	(100,350)	—	—

	$210,058	$(93,065)	$116,993	$(100,350)	$—	$16,643

*	Included in investments, at value as reported on the Statement of Assets & Liabilities.

GuideMark® Opportunistic Fixed Income Fund

The Fund attempts to reduce its exposure to counterparty credit risk on over-the counter (“OTC”) derivatives, whenever possible, by entering into International Swaps and Derivatives Association, Inc. (“ISDA”) agreements with certain counterparties. These agreements typically contain various provisions, including but not limited to, collateral requirements and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. The Fund is required to deposit financial collateral in the form of cash and/or securities at the clearing brokers and counterparties to continually meet the original and maintenance requirement established by the clearing brokers and counterparties. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

The table below, as of March 31, 2018, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Forward Currency Contracts
Bank of America	$9,544	$—	$9,544	$(6,001)	$—	$3,543
Barclays	—	—	—	—	—	—
Citibank	89,811	—	89,811	(89,811)	—	—
Deutsche Bank	11,017	—	11,017	(11,017)	—	—
Goldman Sachs	585	—	585	(585)	—	—
HSBC	1,225	—	1,225	(1,225)	—	—
JP Morgan Chase	59,867	—	59,867	(59,867)	—	—
Morgan Stanley	411	—	411	—	—	411
UBS	—	—	—	—	—	—
Swaps
Citibank	82,002	—	82,002	(6,792)	—	75,210
HSBC	9,926	—	9,926	(9,926)	—	—
JP Morgan Chase	—	—	—	—	—	—

	$264,388	$—	$264,388	$(185,224)	$—	$79,164

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Forward Currency Contracts
Bank of America	$6,001	$—	$6,001	$(6,001)	$—	$—
Barclays	5,147	—	5,147	—	—	5,147
Citibank	106,258	—	106,258	(89,811)	(16,447)	—
Deutsche Bank	72,389	—	72,389	(11,017)	(61,372)	—
Goldman Sachs	26,565	—	26,565	(585)	(20,000)	5,980
HSBC	56,619	—	56,619	(1,225)	(55,394)	—
JP Morgan Chase	140,122	—	140,122	(59,867)	(60,000)	20,255
Morgan Stanley	—	—	—	—	—	—
UBS	245	—	245	—	—	245
Swaps
Citibank	6,792	—	6,792	(6,792)	—	—
HSBC	17,027	—	17,027	(9,926)	—	7,101
JP Morgan Chase	797,409	—	797,409		(797,409)	—

	$1,234,574	$—	$1,234,574	$(185,224)	$(1,010,622)	$38,728

GuidePath® Managed Futures Strategy Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of March 31, 2018, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures*
Goldman Sachs	$597,741	$—	$597,741	$(339,047)	$—	$258,694

	$597,741	$—	$597,741	$(339,047)	$—	$258,694

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures*
Goldman Sachs	$339,047	$—	$339,047	$(339,047)	$—	$—

	$339,047	$—	$339,047	$(339,047)	$—	$—

*	Cumulative appreciation/depreciation on futures contracts is reported in the Consolidated Schedule of Open Futures Contracts. Variation margin and receivable/payable for unsettled open futures contracts presented above is presented on the Statements of Assets and Liabilities.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 7 for collateral related to securities on loan.

(m)	Securities Purchased or Sold on a Forward-Commitment Basis

The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(n)	Foreign Securities

For purposes of these financial statements, foreign securities are defined as securities issued by companies that are organized outside the United States. Investing in these types of securities make a fund more susceptible to additional risks. These risks include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

(o)	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(p)	Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(q)	Auction Rate Securities

The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and each of the GPS Funds II portfolios may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(r)	Short Sales

Although not currently part of any Fund’s principal investment strategy, each Fund has the ability to make equity short sales.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(s)	Trustee Compensation

Effective April 1, 2017, for the services performed as Trustees of the consolidated Board of Trustees of GPS Funds I, GPS Funds II, and Savos Investments Trust, which currently consists of one fund, the Independent Trustees receive a retainer fee of $80,000 per year, $4,500 for each quarterly meeting and annual agreement renewal review meeting, whether held in-person or telephonically, $4,500 for each special meeting attended in person and $2,000 for each special meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

(t)	Pending Litigation

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company, which included the GuideMark® Emerging Markets Fund, who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

(u)	Participatory Notes (“participation notes”)

Each Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in the markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk. These securities have been deemed to be liquid as of March 31, 2018.

4.	Investment Advisor

Each Trust has an Investment Advisory Agreement (the “Agreement”) with AssetMark, Inc. (the “Advisor” or “AssetMark”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Large Cap Core Fund	0.45%
Emerging Markets Fund	0.59%
Small/Mid Cap Core Fund	0.57%
World ex-US Fund	0.50%
Core Fixed Income Fund	0.40%
Tax-Exempt Fixed Income Fund	0.50%
Opportunistic Fixed Income Fund	0.70%
Growth Allocation Fund	0.25%
Conservative Allocation Fund	0.25%
Tactical Allocation Fund	0.35%
Absolute Return Allocation Fund	0.35%
Multi-Asset Income Allocation Fund	0.35%
Flexible Income Allocation Fund	0.25%
Managed Futures Strategy Fund	1.05%

From April 1, 2017 through November 30, 2017 the Investment Advisory Fee for the GuideMark® Core Fixed Income Fund was 0.50%. Effective December 1, 2017, the Fund’s Investment Advisory Fee was reduced from 0.50% to 0.40%.

AssetMark also provides certain administrative services to the Service Shares of the Funds, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the Service Shares of the Funds. The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders; creation of a customized full-color client quarterly performance review for each individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Service Shares; including the transfer agent and custodian.

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive, through July 31, 2019, 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $12 billion.

Each Fund and the Advisor have also entered into an Expense Limitation Agreement under which the Advisor has agreed to waive,

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

through July 31, 2019, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates (“Expense Limits”), based on daily net assets of each class of each Fund:

	Service Class	Institutional Class
Large Cap Core Fund	1.24%	0.64%
Emerging Markets Fund	1.65%	1.05%
Small/Mid Cap Core Fund	1.45%	0.85%
World ex-US Fund	1.39%	0.79%
Core Fixed Income Fund	1.19%	0.59%
Tax-Exempt Fixed Income Fund	1.29%	0.69%
Opportunistic Fixed Income Fund	1.55%	0.95%
Growth Allocation Fund	1.00%	0.40%
Conservative Allocation Fund	0.70%	0.10%
Tactical Allocation Fund	1.10%	0.50%
Absolute Return Allocation Fund	0.80%	0.20%
Multi-Asset Income Allocation Fund	1.10%	0.50%
Flexible Income Allocation Fund	0.75%	0.15%
Managed Futures Strategy Fund	1.90%	1.30%

From April 1, 2017 through November 30, 2017 the Expense Limits for the GuideMark® Core Fixed Income Fund were 1.29% (Service Shares) and 0.69% (Institutional Shares). In addition, from April 1, 2017 through December 31, 2017 the Expense Limits were as follows: 1.00% (Service Shares) and 0.40% (Institutional Shares), for the GuidePath® Conservative Allocation Fund; 1.10% (Service Shares) and 0.50% (Institutional Shares) for the GuidePath® Absolute Return Allocation Fund; and 1.05% (Service Shares) and 0.45% (Institutional Shares) for the GuidePath® Flexible Income Allocation Fund.

Any such contractual waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s Expense Limits at the time of the waiver, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the calendar month in which the fee or expense was waived or reimbursed. As of March 31, 2018, Large Cap Core Fund, Emerging Markets Fund, Small/Mid Cap Core Fund, Growth Allocation Fund, Tactical Allocation Fund and Multi-Asset Income Allocation Fund have recouped all potential recoverable waivers or reimbursed expenses.

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their Expense Limits. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2019	Year of Expiration 03/31/2020	Year of Expiration 03/31/2021
World ex-US Fund	$4,595	$18,036	$39,000
Core Fixed Income Fund	56,910	109,659	142,744
Tax-Exempt Fixed Income Fund	82,292	60,304	53,567
Opportunistic Fixed Income Fund	242,737	175,049	197,441
Conservative Allocation Fund	—	—	123,290
Absolute Return Allocation Fund	—	—	152,010
Flexible Income Allocation Fund	—	—	34,410
Managed Futures Strategy Fund	61,388	62,978	47,553

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

5.	Distribution Plan

Each Trust, on behalf of the Service Shares class of its Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Funds’ Service Shares class and servicing of the Funds’ Service Shares class shareholders. For example, these amounts are paid to financial intermediaries that perform recordkeeping services that facilitate the operation of the AssetMark Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly receive portions of such payments for their services provided to facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services. AssetMark BrokerageTM, LLC

(“Distributor”), an affiliate of the Advisor, serves as the Funds principal underwriter and distributor. The Funds did not pay any commissions or other compensation, other than 12b-1 fees, to the Distributor during the Funds’ most recent year ended March 31, 2018.

6.	Service, Custody, and Line of Credit Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A. (the “Custodian”), an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

Prior to January 2, 2018, The Bank of New York Mellon (“BNY”) provided certain custody services to the Opportunistic Fixed Income Fund. Effective January 2, 2018, U.S. Bank N.A. replaced BNY as custodian for the Opportunistic Fixed Income Fund.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The Funds, excluding the Opportunistic Fixed Income Fund, have established a line of credit (“LoC”) with U.S. Bank, N.A. (“USB”) to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Funds’ portfolios as collateral. Savos Investments Trust, which is also managed by AssetMark, is also party to the same LoC agreement. The LoC was effective August 1, 2017 and will mature, unless renewed, on July 31, 2018. Borrowing under the LoC is limited to the lesser of 20% of the total market value of a Fund, 33.33% of specific marketable securities acceptable to USB, or $250,000,000 for all Funds. The interest rate paid by the Funds on outstanding borrowings is equal to the prime rate, which was 4.75% at March 31, 2018. The Funds have authorized USB to charge any of the custody accounts of the Funds for any missed payments by the Funds. Interest expense incurred for the Funds is disclosed on the Statements of Operations.

During the year April 1, 2017 to March 31, 2018, the details of the borrowings were as follows:

Fund	Average Daily Borrowings	Weighted Average Annualized Interest Rate	Maximum Borrowings
Large Cap Core Fund	$73,756	4.26%	$20,635,000
Emerging Markets Fund	115,022	4.29%	10,507,000
Small/Mid Cap Core Fund	507	4.50%	185,000
World ex-US Fund	23,723	4.22%	2,744,000
Core Fixed Income Fund	211	4.25%	77,000
Tax-Exempt Fixed Income Fund	2,397	4.45%	360,000
Growth Allocation Fund	511,710	4.25%	78,949,000
Conservative Allocation Fund	54,077	4.25%	8,338,000
Tactical Allocation Fund	195,740	4.30%	42,500,000
Absolute Return Allocation Fund	163,534	4.37%	13,778,000
Multi-Asset Income Allocation Fund	73,614	4.29%	10,000,000
Flexible Income Allocation Fund	70,910	4.25%	12,200,000
Managed Futures Strategy Fund	—	—	—

7.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with U.S. Bank, N.A. Under the terms of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned for domestic securities, and 105% of the value of securities loaned with respect to foreign securities. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable Net Asset Value (“NAV”) of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

During the year ended March 31, 2018, the Funds (excluding the Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund and Managed Futures Strategy Fund) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit.

Secured Borrowings

Securities Lending Transactions
Overnight and Continuous	Investments Purchased with Proceeds from Securities Lending Collateral*
Large Cap Core Fund	$54,100,127
Emerging Markets Fund	5,261,814
Small/Mid Cap Core Fund	14,164,130
World ex-US Fund	929,168
Core Fixed Income Fund	2,080,400
Tax-Exempt Fixed Income Fund	—
Opportunistic Fixed Income Fund	—
Growth Allocation Fund	64,102,560
Conservative Allocation Fund	70,331,057
Tactical Allocation Fund	26,730,427
Absolute Return Allocation Fund	53,670,654
Multi-Asset Income Allocation Fund	22,294,424
Flexible Income Allocation Fund	16,808,555
Managed Futures Strategy Fund	—

Amounts related to agreements not included in offsetting disclosure in footnote 3 (Offsetting Assets and Liabilities).	$330,473,316

*	Proceeds from securities lending (Investments Purchased with Proceeds from Securities Lending Collateral).

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

8.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended March 31, 2018 are summarized below.

	Purchases	Sales
Large Cap Core Fund	$219,297,793	$151,806,031
Emerging Markets Fund	34,825,705	67,961,620
Small/Mid Cap Core Fund	22,283,842	89,749,556
World ex-US Fund	147,984,530	150,439,229
Core Fixed Income Fund*	280,343,953	278,615,333
Tax-Exempt Fixed Income Fund	16,201,517	17,589,936
Opportunistic Fixed Income Fund**	15,657,374	29,761,745
Growth Allocation Fund	399,017,335	410,812,348

	Purchases	Sales
Conservative Allocation Fund	$203,330,728	$55,350,814
Tactical Allocation Fund	1,050,195,929	1,111,289,056
Absolute Return Allocation Fund	441,412,493	302,897,566
Multi-Asset Income Allocation Fund	153,912,237	155,756,293
Flexible Income Allocation Fund	171,415,406	215,947,795
Managed Futures Strategy Fund	—	—

*	Included in these amounts were $214,236,149 of purchases and $206,600,451 of sales of U.S. Government Securities.
**	Included in these amounts were $14,403,802 of purchases and $26,752,063 of sales of U.S. Government Securities.

9.	Transactions with Affiliates

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor.

The GuidePath® Funds had the following transactions during the year ended March 31, 2018, with affiliates:

	Share Activity				Year Ended March 31, 2018
Security Name	Balance March 31, 2017	Purchases	Sales	Balance March 31, 2018	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) realized on Sale of Shares	Net change in unrealized appreciation (depreciation)
Growth Allocation Fund
GuideMark® Large Cap Core Fund - Institutional Shares	2,463,265	117,882	2,581,147	—	$—	$—	$11,373,270	$(10,192,633)
GuideMark® Emerging Markets Fund - Institutional Shares	857,339	39,187	896,526	—	—	—	4,207,754	(3,288,271)
GuideMark® Small/Mid Cap Core Fund - Institutional Shares	3,165,311	148,628	3,313,939	—	—	—	17,436,043	(16,228,471)
GuideMark® World ex-US Fund - Institutional Shares	8,369,337	382,487	8,751,824	—	—	—	14,458,859	(8,925,880)

					$—	$—	$47,475,926	$(38,635,255)

Conservative Allocation Fund
GuideMark® Large Cap Core Fund - Institutional Shares	181,943	14,186	196,129	—	$—	$—	$944,890	$(813,413)
GuideMark® Emerging Markets Fund - Institutional Shares	28,624	2,231	30,855	—	—	—	154,474	(108,799)
GuideMark® Small/Mid Cap Core Fund - Institutional Shares	369,315	28,801	398,116	—	—	—	2,354,212	(2,097,331)
GuideMark® World ex-US Fund - Institutional Shares	611,474	47,696	659,170	—	—	—	1,291,975	(785,757)

					$—	$—	$4,745,551	$(3,805,300)

Absolute Return Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	617,227	8,936	626,163	—	$—	$—	$(105,413)	$165,192
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	508,071	7,360	515,431	—	—	—	196,698	(222,851)

					$—	$—	$91,285	$(57,659)

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

	Share Activity				Year Ended March 31, 2018
Security Name	Balance March 31, 2017	Purchases	Sales	Balance March 31, 2018	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) realized on Sale of Shares	Net change in unrealized appreciation (depreciation)
Multi-Asset Income Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	299,116	28,528	327,644	—	$—	$20,203	$(26,139)	$58,424
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	443,310	29,998	473,308	—	—	75,399	163,938	(222,006)

					$—	$95,602	$137,799	$(163,582)

Flexible Income Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	68,915	766	69,681	—	$—	$—	$6,902	$(280)

					$—	$—	$6,902	$(280)

10.	New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

11.	Other Tax Information

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to foreign currency, Passive Foreign Investment Companies, capital loss carryforwards, CFC income reversal, net operating loss lost, Partnerships and paydown reclassifications. On the Statements of Assets and Liabilities, the following adjustments were made:

	Accumulated Undistributed Net Investment Income or (Loss)	Accumulated Undistributed Realized Gain or (Loss)	Capital Stock
Large Cap Core Fund	$9,462	$(9,311)	$(151)
Emerging Markets Fund	40,781	77,859,592	(77,900,373)
Small/Mid Cap Core Fund	109,908	(109,827)	(81)
World ex-US Fund	301,799	135,837,812	(136,139,611)
Core Fixed Income Fund	227,298	(227,259)	(39)
Tax-Exempt Fixed Income Fund	—	1,343,499	(1,343,499)
Opportunistic Fixed Income Fund	(9,503,285)	9,503,285	—
Growth Allocation Fund	—	281	(281)
Conservative Allocation Fund	—	36,479	(36,479)
Tactical Allocation Fund	—	168	(168)
Absolute Return Allocation Fund	—	53	(53)
Multi-Asset Income Allocation Fund	—	45	(45)
Flexible Income Allocation Fund	(4,145)	(31,689)	35,834
Managed Futures Strategy Fund	574,809	2,686,962	(3,261,771)

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Indefinite carryovers must be used first, resulting in a greater likelihood that pre-enactment losses may expire. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses expiring:			Utilized
		Indefinite*
	3/31/2019	Short Term	Long Term
Large Cap Core Fund	$—	$—	$—	$—
Emerging Markets Fund	—	—	—	(13,169,427)
Small/Mid Cap Core Fund	—	—	—	—
World ex-US Fund	—	—	—	(18,914,024)
Core Fixed Income Fund	—	—	—	—
Tax-Exempt Fixed Income Fund	—	—	—	(386,070)
Opportunistic Fixed Income Fund	—	13,425,834	4,917,840	—
Growth Allocation Fund	—	—	—	—
Conservative Allocation Fund	—	—	—	(4,244,624)
Tactical Allocation Fund	—	—	—	(14,579,332)
Absolute Return Allocation Fund	—	3,208,676	1,455,810	(6,115,078)
Multi-Asset Income Allocation Fund	—	242,041	—	(5,963,961)
Flexible Income Allocation Fund	—	796,517	7,410,914	(1,960,431)
Managed Futures Strategy Fund	—	1,479,772	1,327,118	(1,410,115)

*	The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses and their character is retained as short-term or long-term losses.

Additionally, at March 31, 2018, the Funds deferred on a tax basis losses as follows:

	Ordinary Late Year Loss	Capital Loss
Large Cap Core Fund	$—	$—
Emerging Markets Fund	138,215	—
Small/Mid Cap Core Fund	4,745	—
World ex-US Fund	—	—
Core Fixed Income Fund	—	412,345
Tax-Exempt Fixed Income Fund	—	—
Opportunistic Fixed Income Fund	—	—
Growth Allocation Fund	—	—
Conservative Allocation Fund	—	—
Tactical Allocation Fund	—	—
Absolute Return Allocation Fund	—	—
Multi-Asset Income Allocation Fund	—	—
Flexible Income Allocation Fund	—	—
Managed Futures Strategy Fund	141,312	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

The character of distributions for tax purposes paid during the fiscal years ended March 31, 2018 and March 31, 2017 are as follows:

	Year Ended March 31, 2018
	Ordinary Income Distributions		Long-Term Capital Gain Distributions
Large Cap Core Fund	$3,107,413		$9,359,696
Emerging Markets Fund	805,262		—
Small/Mid Cap Core Fund	2,395,401		11,762,993
World ex-US Fund	2,901,835		—
Core Fixed Income Fund	2,420,788		798,073
Tax-Exempt Fixed Income Fund	818,304	*	—
Opportunistic Fixed Income Fund	4,430,670		—
Growth Allocation Fund	19,021,662		45,261,115
Conservative Allocation Fund	3,541,731		524,943

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

	Year Ended March 31, 2018
	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Tactical Allocation Fund	$5,930,041	$2,983,197
Absolute Return Allocation Fund	3,894,617	—
Multi-Asset Income Allocation Fund	3,084,967	—
Flexible Income Allocation Fund	2,461,272	—
Managed Futures Strategy Fund	—	—

*	Contains $814,112 of tax-exempt income for year ended March 31, 2018

	Year Ended March 31, 2017
	Ordinary Income Distributions		Long-Term Capital Gain Distributions
Large Cap Core Fund	$2,122,491		$6,227,056
Emerging Markets Fund	390,103		—
Small/Mid Cap Core Fund	533,692		—
World ex-US Fund	3,332,347		—
Core Fixed Income Fund	4,025,855		—
Tax-Exempt Fixed Income Fund	1,010,639	*	—
Opportunistic Fixed Income Fund	1,964,950		—
Growth Allocation Fund	9,730,472		9,977,136
Conservative Allocation Fund	5		9,908,476
Tactical Allocation Fund	3,197,003		—
Absolute Return Allocation Fund	3,935,742		—
Multi-Asset Income Allocation Fund	3,068,620		—
Flexible Income Allocation Fund	2,158,726		—
Managed Futures Strategy Fund	—		1,489,705

*	Contains $1,008,839 of tax-exempt income for year ended March 31, 2017

At March 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund	World ex-US Fund	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund
Cost of Portfolio*	$295,527,585	$83,007,723	$54,401,874	$183,207,761	$157,029,618	$26,562,829	$53,668,245
Gross Unrealized Appreciation	76,667,577	34,828,795	17,043,699	35,009,818	1,126,580	1,334,618	1,977,879
Gross Unrealized Depreciation	(11,330,404)	(3,156,149)	(2,839,650)	(5,947,265)	(2,382,445)	(35,395)	(3,376,946)

Net Unrealized Appreciation/(Depreciation)	65,337,173	31,672,646	14,204,049	29,062,553	(1,255,865)	1,299,223	(1,399,067)
Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	17,757	—
Undistributed Ordinary Income	2,347,468	—	—	2,697,943	93,608	703	11,809
Undistributed Long-Term Cap Gains	1,587,595	—	729,971	—	—	—	—

Total Distributable Earnings	3,935,063	—	729,971	2,697,943	93,608	18,460	11,809

Other Accumulated Gains/(Losses)	—	(138,215)	(4,745)	—	(412,345)	—	(18,380,945)

Total Accumulated Earnings/(Losses)	69,272,236	31,534,431	14,929,275	31,760,496	(1,574,602)	1,317,683	(19,768,203)

*	Portfolio includes investments and derivative contracts.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

	Growth Allocation Fund	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed Futures Strategy Fund
Cost of Portfolio*	$582,722,062	$334,085,729	$281,727,579	$324,458,579	$139,907,743	$72,115,466	$117,752,922
Gross Unrealized Appreciation	103,578,722	11,848,332	21,514,940	1,370,914	2,331,126	970,181	141,784
Gross Unrealized Depreciation	(2,090,768)	(4,094,685)	(3,134,556)	(5,150,830)	(659,166)	(975,577)	(318,546)

Net Unrealized Appreciation/(Depreciation)	101,487,954	7,753,647	18,380,384	(3,779,916)	1,671,960	(5,396)	(176,762)
Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	—	—
Undistributed Ordinary Income	866,531	522,432	6,122,981	1,197,342	212,169	132,176	—
Undistributed Long-Term Cap Gains	—	503,292	1,209,432	—	—	—	—

Total Distributable Earnings	866,531	1,025,724	7,332,413	1,197,342	212,169	132,176	—

Other Accumulated Gains/(Losses)	(19,123)	(19,123)	(19,123)	(4,683,609)	(242,041)	(8,207,431)	(2,193,115)

Total Accumulated Earnings/(Losses)	102,335,362	8,760,248	25,693,674	(7,266,183)	1,642,088	(8,080,651)	(2,369,877)

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

*	Portfolio includes investments and derivative contracts.

GuideMark® Funds and GuidePath® Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of GPS Funds I and GPS Funds II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, open futures contracts, open swap contracts, and open forward currency contracts, of GPS Funds I and GPS Funds II comprising GuideMark Large Cap Core Fund, GuideMark Emerging Markets Fund, GuideMark Small/Mid Cap Core Fund, GuideMark World ex-US Fund, GuideMark Core Fixed Income Fund, GuideMark Tax-Exempt Fixed Income Fund, GuideMark Opportunistic Fixed Income Fund, GuidePath Growth Allocation Fund, GuidePath Conservative Allocation Fund, GuidePath Tactical Allocation Fund, GuidePath Absolute Return Allocation Fund, GuidePath Multi-Asset Income Allocation Fund, GuidePath Flexible Income Allocation Fund, and the consolidated schedules of investments and open futures contracts and the accompanying consolidated statement of assets and liabilities of GuidePath Managed Futures Strategy Fund (the “Funds”) as of March 31, 2018, and the related consolidated statement of operations for the year ended March 31, 2018, consolidated statements of changes in net assets for the two years in the period then ended March 31, 2018, and the consolidated financial highlights for the three periods in the period then ended March 31, 2018, for GuidePath Managed Futures Strategy Fund, and the related statements of operations for the year ended March 31, 2018, statements of changes in net assets for the two years in the period then ended March 31, 2018, and the financial highlights for each of the five years in the period then ended March 31, 2018, for the remainder of the Funds (collectively, for all Funds presented in the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds constituting GPS Funds I and GPS Funds II as of March 31, 2018, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2014.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 30, 2018

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION

March 31, 2018

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Funds designated the following percentages of dividends during the fiscal year 2018 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Large Cap Core Fund	78.30%	81.00%
Emerging Markets Fund	4.47%	100.00%
Small/Mid Cap Core Fund	36.55%	37.91%
World ex-US Fund	0.52%	100.00%
Core Fixed Income Fund	0.00%	0.00%
Tax-Exempt Fixed Income Fund	0.00%	0.00%
Opportunistic Fixed Income Fund	0.00%	0.00%
Growth Allocation Fund	3.97%	48.82%
Conservative Allocation Fund	10.42%	50.97%
Tactical Allocation Fund	9.07%	82.64%
Absolute Return Allocation Fund	0.95%	5.30%
Multi-Asset Income Allocation Fund	34.90%	59.80%
Flexible Income Allocation Fund	5.30%	24.14%
Managed Futures Strategy Fund	0.00%	0.00%

2.	Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the following Funds designate the following amounts as foreign taxes paid for the year ended March 31, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets	$305,130	$0.0475	92.94%
World ex-US Fund	369,522	0.0165	96.70%

*	The Funds listed above did not derive any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2018

3.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years or Longer	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
GPS Funds I and GPS Funds II

Independent Trustees

David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Lead Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	15	Trustee, Savos Investments Trust (2015-present); Director, New England Bancorp (2006-2016); Director, Hospice and Palliative Care of Cape Cod (2006-2011).

Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	15	Trustee, Savos Investments Trust (2015-present).

Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II)	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	15	Trustee, Savos Investments Trust (2015-present); Director, Blue Calypso, Inc. (2015-present); Director, Owens Realty Mortgage Inc. (2013-present); Director, Cambria ETF Series Trust (2013-present) Director/Chairman, Sitoa Global Inc. (2011-2013); Director, Wells Fargo GAI Hedge Funds (closed-end hedge funds) (2008- present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005- 2014); Director, Merriman Holdings, Inc. (financial services) (2003-2016); Director, Grail Advisors ETF Trust (2009-2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004-2011); Director, North Bay Bancorp (2006-2007).
Interested Trustee

Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite Term since 2014 Renewed 1-Year Term since 2008	President, GPS Funds I (2007-present) and GPS Funds II (2011-present); President, Savos Investments Trust (“Savos”) (2008-present); Executive Vice President and Chief Operating Officer, AssetMark (2008-present); President, AssetMark Brokerage™, LLC (2013-present).	15	Trustee, Savos Investments Trust (2014-present); Chairperson, AssetMark Trust Co. (2008-present); Treasurer, Acalanes Booster Club (Feb 2017-present); Director, Lamorinda Soccer Club (2011-2013).

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2018

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers of the Trusts**

John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2013-present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).

Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Treasurer	Renewed 1-Year Term since 2014	Treasurer, GPS Funds I, GPS Funds II, and Savos (May 2014-present); Director of Mutual Fund Operations and Finance, AssetMark (February 2016-present); Manager of Fund Administration, AssetMark (May 2014-February 2016); Senior Fund Administration Officer, AssetMark (2008-May 2014).

Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Secretary	Renewed 1-Year Term since 2014	Secretary, GPS Funds I (2006-2013 and May 2014-present), GPS Funds II (2011-2013 and May 2014- present), Savos (2009-2010 and May 2014-present); Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011-present); Senior Compliance Officer, AssetMark (2005-2009).

*	Ms. Hansen is a Trustee who is an “interested person” of the Trusts as defined in the 1940 Act because she is an officer of AssetMark or certain of its affiliates.
**	Each Officer of the Trusts serves at the pleasure of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

6.	Statement Regarding the Basis for Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)

GPS FUNDS I and GPS FUNDS II: Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

At a meeting held on December 13, 2017 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds I and GPS Funds II (collectively, the “Trusts”) conducted its annual review and consideration of the renewal of the investment advisory agreements between AssetMark, Inc. (“AssetMark”) and each Trust on behalf of the series of each Trust (collectively, the “Funds”) (the “Advisory Agreements”). Additionally, the Board considered the renewal of the investment sub-advisory agreements between (i) Goldman Sachs Asset Management, L.P. (“GSAM”) and AssetMark, on behalf of GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, and GuideMark® World ex-US Fund; (ii) Wellington Management Company LLP (“Wellington”) and AssetMark, on behalf of the GuideMark® Core Fixed Income Fund; (iii) Delaware Investments Fund Advisers (“Delaware”) and AssetMark, on behalf of the GuideMark® Tax-Exempt Fixed Income Fund; (iv) Franklin Advisers, Inc. (“Franklin Advisers”) and AssetMark, on behalf of the GuideMark® Opportunistic Fixed Income Fund; (v) DoubleLine Capital LP (“DoubleLine”) and AssetMark, on behalf of the GuideMark® Opportunistic Fixed Income Fund; and (vi) AlphaSimplex Group, LLC (“ASG”) and AssetMark, on behalf of the GuidePath® Managed Futures Strategy Fund (collectively, the “Sub-Advisory Agreements”).

Hereinafter, GSAM, Wellington, Delaware, Franklin, DoubleLine, and ASG are collectively referred to as the “Sub-Advisors” and the above-listed Funds are collectively referred to as the “Sub-Advised Funds.” The Advisory Agreements and Sub-Advisory Agreements are collectively referred to herein as the “Agreements.” The Sub-Advised Funds are managed using a “manager-of-managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Sub-Advised Funds’ portfolios. For those Sub-Advised Funds, AssetMark is responsible for evaluating and selecting sub-advisors on an ongoing basis and making any decisions to recommend hiring, retaining, or replacing sub-advisors. The Board is engaged in monitoring this process in connection with its meetings held throughout the year, and under the manager-of-managers structure, all parties understand that sub-advisors are being monitored and evaluated, and are subject to replacement, at all times.

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2018

The Board – including a majority of the Trustees who are not “interested persons” of the Fund or AssetMark as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”) – determined to approve the continuance of the Advisory Agreements and the Sub-Advisory Agreements. The material factors considered and the conclusions that formed the basis of the Board’s approval of the renewal of the Agreements are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. Prior to considering the approval of the renewal of the Agreements, the Trustees requested, received, and reviewed information relevant to their consideration of the Agreements. The Trustees also received assistance and advice regarding legal and industry standards from independent legal counsel to the Independent Trustees (“Independent Counsel”). The determination to approve the renewal of the Agreements was based on a comprehensive evaluation of all of the information available to the Trustees and was not the result of any particular information or any single factor. Moreover, each Trustee may have afforded different weight to various information and factors in reaching his conclusions with respect to the renewal of the Agreements.

The Advisory Agreements

Materials Reviewed and the Review Process

Prior to voting to approve the renewal of the Advisory Agreements, the Trustees – assisted by Independent Counsel – specifically requested and were furnished with materials for purposes of their review of each Advisory Agreement. The materials provided to the Board with regard to the Funds related to, among other things: (1) a copy of each Advisory Agreement; (2) information describing each Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective(s) of the Fund; (3) information describing the nature, quality and extent of the services that AssetMark provides to the Funds, and the fees AssetMark charges to the Funds for such services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the Funds; (4) information regarding AssetMark’s business and operations, investment team, compliance program and internal procedures; (5) information describing each Fund’s expense ratio compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objective(s) of the Fund; (6) information regarding the financial condition of AssetMark; (7) information regarding AssetMark’s profitability with respect to each Fund; (8) reports on AssetMark’s evaluation of the Sub-Advisors, including reports relating to the monitoring of each Sub-Advisor’s trading and brokerage practices; (9) reports relating to the distribution, sales and redemptions of Fund shares and related shareholder services; (10) reports relating to the monitoring of the other service providers; and (11) other information relevant to an evaluation of the nature, extent and quality of the services provided by AssetMark in response to a series of detailed questions posed by Independent Counsel on behalf of the Independent Trustees. The Trustees met with representatives of AssetMark. The Trustees also considered their discussions with representatives of AssetMark throughout the course of the Meeting, and discussions with AssetMark at prior meetings and other communications throughout the year.

The Trustees received assistance and advice regarding legal and industry standards from both Independent Counsel and from counsel to the Trusts, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering whether to approve the Advisory Agreements. The Independent Trustees discussed the Advisory Agreements in communications prior to the Meeting and during the course of their meeting in executive session with Independent Counsel, at which no representatives of AssetMark were present.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the Advisory Agreement. These factors and conclusions are described below.

Nature, Quality and Extent of Services

The Trustees considered the nature, extent and quality of the services that AssetMark provides to the Funds. With respect to the Sub-Advised Funds, the Board considered the fact that, as an investment advisor operating within a manager-of-managers structure, AssetMark maintains a primary focus on the selection, evaluation and oversight of the Sub-Advisors and considered each Advisory Agreement in this context. In this regard, the Trustees considered the information provided to them throughout the course of the year during regular meetings of the Board, which included meetings with the Trusts’ CCO at which the Trustees are provided with details regarding AssetMark’s compliance functions.

The Trustees considered AssetMark’s investment team and its capabilities, including with respect to the responsibilities that AssetMark has for the Funds that pursue their investment objectives through investments in other funds (each a “Fund-of-Funds”). The Trustees also considered AssetMark’s capabilities with respect to the administrative and compliance services provided to the Funds. The Trustees considered the experience, capability and integrity of AssetMark’s management and other personnel, the role of AssetMark’s senior management and the extent of its involvement with the Funds, and AssetMark’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained. With respect to the Sub-Advised Funds, the Trustees noted the responsibilities that AssetMark has under certain Funds’ manager-of-managers structure, including: selecting and oversight of the Funds’ Sub-Advisors; maintaining a comprehensive compliance and administration program; and implementing Fund policies.

The Trustees also considered (a) the financial position of AssetMark; (b) the quality of AssetMark’s regulatory and legal compliance policies, procedures and systems; (c) the nature, extent and quality of administrative and shareholder services provided by AssetMark to the Funds; and (d) AssetMark’s supervision of the Funds’ third-party service providers.

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2018

The Board considered the breadth and quality of services that AssetMark provides to the Funds. The Trustees also considered that the Funds are an integral part of AssetMark’s program of asset allocation and shareholder services. Additionally, with respect to the Sub-Advised Funds, the Trustees considered AssetMark’s ability to provide administrative and compliance-related services in connection with AssetMark’s (a) oversight of the Sub-Advisors’ compliance with the Funds’ respective investment objectives, policies, and restrictions; (b) review of trading and brokerage matters; and (c) other oversight activities.

Based on the factors described above, among other factors, as well as the information provided to the Board throughout the year, the Trustees concluded that it was satisfied with the nature, extent and quality of the services provided by AssetMark, which will continue to be provided to each Fund.

Investment Performance

The Trustees considered the overall investment performance of the Funds, and, with respect to the Sub-Advised Funds, evaluated the Funds’ performance in the context of the manager-of-managers structure. The Trustees considered whether the Funds operated in a manner consistent with their investment objectives and styles and considered each Fund’s record of compliance with its respective investment restrictions.

The Trustees also considered each Fund’s investment performance relative to its respective benchmark index and relative to the performance of funds with comparable investment strategies selected by a third-party information provider. The Trustees also considered performance-related data received throughout the past year at and in connection with meetings of the Board. With respect to each Fund-of-Funds, the Trustees reviewed the performance of AssetMark in selecting the underlying funds for the Fund.

The Trustees considered that, as applicable, AssetMark continued to be proactive in seeking to replace and/or add Sub-Advisors or underlying funds, to reallocate assets among Sub-Advisors or underlying funds and to implement new investment strategies, with a view to improving Fund performance over the long term.

The Trustees concluded that AssetMark’s performance record in managing each of the Funds was satisfactory and supported a decision to approve the renewal of the Advisory Agreements.

Advisory Fees and Total Expenses

The Trustees considered a detailed analysis of each Fund’s fees and expenses. The materials provided to the Board included (i) a comparison of the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a group of funds selected by a third-party information provider; (ii) comparisons of each Fund’s expenses to industry averages; and (iii) fee schedules for the Funds’ Sub-Advisors, as applicable.

The Trustees considered expense limitation arrangements under which AssetMark has agreed to limit the Funds’ expenses, including the proposed reductions of the expense caps for the Service Shares and Institutional Shares of each of the GuidePath Conservative Allocation Fund, GuidePath Absolute Return Allocation Fund and GuidePath Flexible Income Allocation Fund. With respect to each Fund-of-Funds, the Trustees considered the indirect expenses borne by the Funds as shareholders of certain underlying funds. The Trustees also considered other efforts by AssetMark to reduce overall Fund expenses, including attempts to improve asset flows, implementing programs such as securities lending and negotiating strategic contracts with service providers.

In analyzing the Funds’ fee levels as compared to other similar funds, the Trustees considered the Funds’ fee levels in light of the Funds’ special distribution structure, under which the Funds were distributed as part of a suite of products and services with asset allocation modeling, full performance reporting and other services that are not typically provided with mutual funds.

After comparing each Fund’s fees with other comparable funds and industry averages, and in light of the nature, extent and quality of services provided to the Funds by AssetMark, as well as the costs incurred by AssetMark in rendering those services, the Trustees concluded that the level of fees paid to AssetMark with respect to each Fund was reasonable. In addition, the Trustees, including all of the Independent Trustees, determined that the fees to be charged by AssetMark pursuant to the Advisory Agreements are for services provided in addition to, rather than duplicative of, services provided under any underlying fund’s investment advisory agreement.

Profitability, Economies of Scale and Ancillary Benefits

The Trustees reviewed and discussed the financial information presented by AssetMark, including information relating to the financial stability of AssetMark and its historical and anticipated profitability with respect to its management of the Funds. The Trustees discussed the methods used by AssetMark to allocate expenses to the Funds under its profitability analysis, and the Trustees considered the individual profitability of AssetMark with respect to each Fund under this methodology.

In evaluating AssetMark’s profitability, the Trustees acknowledged that the Funds are distributed in connection with AssetMark providing a package of administrative and other services as the sponsor of AssetMark’s investment platform and considered the benefits that flow to Fund shareholders as a result of these services. Additionally, the Trustees considered AssetMark’s existing agreements to waive advisory fees received from certain Funds and/or pay certain Fund expenses to the extent necessary to ensure that the Funds’ overall expenses do not exceed certain levels.

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2018

The Trustees considered ancillary benefits received by AssetMark as a result of its relationship with the Funds, including the benefits of offering an integrated set of investment options as an integral part of AssetMark’s asset allocation investment programs and the related marketing rebates received by AssetMark. The Trustees concluded that these benefits were reasonable.

The Trustees considered AssetMark’s profitability in managing each Fund within the Trusts, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. The Trustees considered the fee waiver agreements under which AssetMark had agreed to waive expenses based upon the achievement of certain breakpoints listed in the agreement.

The Trustees concluded, in light of the foregoing factors, that AssetMark’s level of profitability with respect to each Fund is reasonable. Additionally, the Trustees concluded that the economies of scale being realized by AssetMark, if any, do not mandate the implementation of new or amended breakpoints or other changes in the fee structure for any Fund at this time.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the Independent Trustees, concluded to approve the renewal of each Advisory Agreement with, and the fee to be paid to, AssetMark for each of the Funds.

The Sub-Advisory Agreements

Materials Reviewed and the Review Process

Prior to voting to approve the renewal of the Sub-Advisory Agreements, the Trustees – assisted by Independent Counsel – specifically requested and were furnished with materials for purposes of their review. The materials provided to the Board related to, among other things: (1) a copy of each Sub-Advisory Agreement; (2) information regarding the nature, quality and scope of the services to be provided by the Sub-Advisors; (3) the investment performance of each Sub-Advisor in managing their respective Fund compared to an industry peer group, appropriate benchmark, and comparable Sub-Advisor client accounts, to the extent applicable; (4) AssetMark’ s evaluation of the nature, extent and quality of the services provided by each Sub-Advisor; (5) information regarding any benefits to each Sub-Advisor, such as receipt of research from brokers, that might result from the Sub-Advisor’s relationship with a Fund; (6) information concerning each Sub-Advisor’s personnel, business, operations and investment team, including biographical information for the investment professionals that are responsible for the day-to-day management of the applicable Fund’s portfolio; (7) information regarding each Sub-Advisor’s compliance policies and other internal procedures, including the Sub-Advisor’s brokerage practices; (8) information regarding the financial condition of each Sub-Advisor or its parent company; and (9) other information relevant to an evaluation of the nature, extent and quality of the services provided by each Sub-Advisor in response to a series of detailed questions posed by Independent Counsel on behalf of the Independent Trustees. The Trustees also considered the recommendations of AssetMark with respect to each Sub-Advisor and the methods and resources AssetMark utilized in its efforts to identify and engage Sub-Advisors for the Funds.

In connection with their consideration of the Sub-Advisory Agreements, the Trustees considered several factors that they deemed relevant to this process, including: (1) the nature, quality and extent of the services to be provided to each Fund by the respective Sub-Advisor; (2) the quantitative performance of each Sub-Advisor; (3) AssetMark’s evaluation, in accordance with its role as a “manager-of-managers,” of the nature, extent and quality of the services provided by each Sub-Advisor; (4) information that might suggest the potential for realizing economies of scale that could potentially be shared with Fund shareholders; and (5) any potential “fall-out” or ancillary benefits to a Sub-Advisor or its affiliates. Prior to approving the Sub-Advisory Agreements, the Independent Trustees met in executive session with Independent Counsel. The Independent Trustees were assisted by Independent Counsel throughout the review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Sub-Advisory Agreement.

Nature, Quality and Extent of Services

The Trustees considered each Sub-Advisor’s investment management process, including (a) the experience, capability and integrity of the Sub-Advisor’s management, investment professionals and other personnel; (b) the financial position of the Sub-Advisor; (c) the quality and commitment of the Sub-Advisor’s regulatory and legal compliance policies, procedures and systems; (d) the Sub-Advisor’s brokerage and trading practices; and (e) and AssetMark’s evaluation of the nature, quality and extent of services performed by each Sub-Advisor.

The Trustees specifically considered the qualifications, experience and track record of the individuals and portfolio management teams at each Sub-Advisor that are responsible for the day-to-day management of each Fund’s portfolio. The Trustees also considered, with respect to each Sub-Advisor, the specific investment approach and level of expertise within its particular asset class. The Trustees considered whether each Sub-Advisor operated within its respective Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s performance record with respect to the relevant benchmark(s).

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2018

The Trustees concluded that the nature, extent and quality of the services provided by each Sub-Advisor to its respective Sub-Advised Fund is satisfactory.

Sub-Advisor Investment Performance

The Trustees considered whether each Sub-Advisor operated within its respective Sub-Advised Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s investment performance relative to benchmark indices.

The Trustees considered that they had reviewed each Sub-Advisor, including the primary contributors to and detractors from performance, with AssetMark and concluded that each Sub-Advisor’s performance record is satisfactory.

Sub-Advisory Fees, Economies of Scale, Profitability and Ancillary Benefits

The Trustees considered the fee paid to each Sub-Advisor by AssetMark for providing services to its relevant Sub-Advised Fund. The Trustees considered management’s representation that AssetMark’s focus in negotiating sub-advisory arrangements is on negotiating the best possible fee structures for each Fund, and that the sub-advisory fees are paid by AssetMark out of the investment advisory fees received. The Trustees also considered individual reports prepared with regard to each Sub-Advisor, containing comparative information regarding fees. The Trustees noted that each Sub-Advisor’s fees were generally similar to or less than the fees charged by each Sub-Advisor to other comparable funds and accounts.

The Trustees considered each Sub-Advisor’s fee schedule, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. In this regard, the Trustees noted that certain of the Sub-Advisory Agreements’ fee schedules contain breakpoints that present potential economies of scale that could potentially be shared with the Sub-Advised Funds’ shareholders as assets of the Sub-Advised Funds grow.

The Trustees concluded that the fees to be paid to each Sub-Advisor by AssetMark are reasonable in light of the services performed for the Sub-Advised Funds by the Sub-Advisors and that the economies of scale being realized by the Sub-Advisors, if any, do not mandate the implementation of any new or amended breakpoints or other changes in the fee structure for any Sub-Advised Fund at this time.

The Trustees did not consider the profitability of the Sub-Advisors to be a material factor based on representations from AssetMark that it negotiates sub-advisory fees with the Sub-Advisors on an arm’s-length basis.

The Trustees considered the allocation (if any) of Fund brokerage to brokers affiliated with a Sub-Advisor, and benefits to the Sub-Advisors from the use of “soft dollar” commissions (if any) to pay for research and brokerage services. The Trustees also considered any other ancillary benefits that accrue to a Sub-Advisor or any affiliate by virtue of the Sub-Advisor’s relationship with the Fund, and concluded that such benefits, if any, were reasonable.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the Independent Trustees, concluded to approve the renewal of the Sub-Advisory Agreement with, and the fees to be paid to, each of the Sub-Advisors for each of the relevant Sub-Advised Funds.

GuideMark® Funds

GuidePath® Funds

GUIDEMARK® FUNDS & GUIDEPATH® FUNDS

GuideMark® Large Cap Core Fund

GuideMark® Emerging Markets Fund

GuideMark® Small/Mid Cap Core Fund

GuideMark® World ex-US Fund

GuideMark® Core Fixed Income Fund

GuideMark® Tax-Exempt Fixed Income Fund

GuideMark® Opportunistic Fixed Income Fund

GuidePath® Growth Allocation Fund

GuidePath® Conservative Allocation Fund

GuidePath® Tactical Allocation Fund

GuidePath® Absolute Return Allocation Fund

GuidePath® Multi-Asset Income Allocation Fund

GuidePath® Flexible Income Allocation Fund

GuidePath® Managed Futures Strategy Fund

Investment Advisor

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

AssetMark BrokerageTM, LLC

1655 Grant Street, 10th Floor

Concord, CA 94520

This document must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest or send money.

Annual Report

March 31, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dennis Schmal is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal year ended March 31, 2018, the registrant’s principal accountant billed the registrant $110,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended March 31, 2017, the registrant’s principal accountant billed the registrant $124,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees

None.

c) Tax Fees

For the fiscal year ended March 31, 2018, the registrant’s principal accountant billed the registrant $34,500 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended March 31, 2017, the registrant’s principal accountant billed the registrant $31,000 for professional services rendered for tax compliance, tax advice and tax planning.

(d) All Other Fees

None.

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(e)(1)	The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended March 31, 2018 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2018 and March 31, 2017, were $0 and $0, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

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(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GPS Funds I

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	5-29-18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	5-29-18

By (Signature and Title)	/s/ Patrick Young
Patrick R Young, Principal Financial Officer/Treasurer

Date	5-29-18

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